UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2011 – June 30, 2011

Item 1. Reports to Shareholders.

CORE

Royce Pennsylvania Mutual Fund

Royce Heritage Fund

CORE + DIVIDENDS

Royce Total Return Fund

Royce Dividend Value Fund

FOCUSED

Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce Focus Value Fund

Royce Partners Fund

Royce Special Equity Multi-Cap Fund

OPPORTUNISTIC THEMES

Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Value Plus Fund

Royce Financial Services Fund

MICRO-CAP

Royce Micro-Cap Fund

Royce Discovery Fund

MID-CAP

Royce SMid-Cap Value Fund

Royce Mid-Cap Fund

SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Online Update

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Fund Guide

Understanding How We Think About Our Portfolios

We are often asked, “If small companies are your primary area of focus, why are there so many Royce Funds?” To answer this question, we first point to the distinctive nature of the small-company universe. Small-cap is significantly larger than large-cap both in terms of names—with more than ten times the number of companies—and potential opportunities.

The universe has evolved over the last 15 years into a recognized, professional asset class with a high level of institutional acceptance. Today, there are many small-cap and micro-cap indexes, as well as style indexes and sector groupings. This is why we believe the size and diversity of the universe make it ideally suited for multiple offerings.

Small-cap and micro-cap securities also require their own particular approach. In addition, within each universe there are significant pockets of opportunity, such as dividend-paying companies, low-priced companies, high quality companies, etc., that go beyond classification by market cap. So while our portfolio managers share a common investment approach—one that emphasizes paying attention to risk and buying what each thinks are strong companies at attractively discounted prices—our portfolios also possess important distinctions that make each one unique.

Our Fund Guide is designed to help investors better understand both the different approaches and the common ground among our portfolios.

Each Fund Category provides insight into how the respective portfolios are managed, while a closer look at our materials allows investors to see other important differences—capitalization range, volatility, other investment themes, portfolio diversification—within each category. We think that understanding these differences can be helpful in asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios.

Investment Universe

Our universe consists of three primary markets: micro-cap, small-cap and mid-cap companies. The Funds may also invest in foreign securities to varying degrees.

U.S. Micro-Cap Market Caps up to $500 million
•  More than 2,900 companies
•  More than $330 billion in total capitalization

This area offers many choices, but also features limited trading volumes and higher volatility.

U.S. Small-Cap Market Caps between
$500 million and $2.5 billion
•  More than 1,160 companies
•  More than $1.4 trillion in total capitalization

This segment is more efficient, offering greater trading volumes and narrower bid/ask spreads.	U.S. Mid-Cap Market Caps between
$2.5 billion and $15 billion
•  More than 720 companies
•  More than $4.3 trillion in total capitalization

Mid-cap companies generally possess more established businesses that attract greater institutional interest and thus enjoy greater liquidity.

Foreign Securities
This market consists of more than 15,700 companies in developed countries.
(Source: FactSet as of 6/30/11)

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Multiple offerings tailored to specific investor needs.

CORE
Royce Pennsylvania Mutual Fund

Royce Heritage Fund

Generally invest across a wide spectrum of small companies using a diversified approach. We select stocks in these Funds using our core investment approach, which is based on attractive valuation, balance sheet quality and returns on invested capital. We developed this approach during the 1970s and ’80s in our flagship, Royce Pennsylvania Mutual Fund. These Funds may also incorporate ideas used in other portfolios, such as low-priced stocks, dividend-paying stocks, above-average growth companies and international securities.

CORE + DIVIDENDS
Royce Total Return Fund

Royce Dividend Value Fund

Generally invest in a diversified portfolio of dividend-paying smaller companies using our core investment approach. We believe that an investment strategy that seeks both long-term growth and current income has the potential to generate above-average absolute returns over full market cycles with less volatility. These Funds may also invest a portion of the portfolio in preferred stocks and in fixed income securities, such as convertible bonds.

FOCUSED
Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce Focus Value Fund

Royce Partners Fund

Royce Special Equity Multi-Cap Fund

Generally employ a more limited portfolio approach—typically holding no more than 100 positions—and whose holdings possess what we believe are attractive valuations and higher-quality characteristics. These include strong balance sheets, above-average returns on invested capital and the ability to generate free cash flow.

OPPORTUNISTIC THEMES
Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Value Plus Fund

Royce Financial Services Fund

Generally invest in companies considered more opportunistic, with each emphasizing different themes, such as turnarounds, special situations, low-priced stocks and/or companies with high growth prospects. These portfolios are in general highly diversified and have the potential for higher returns, commensurate with each Fund’s higher level of risk.

MICRO-CAP
Royce Micro-Cap Fund

Royce Discovery Fund

Generally invest in micro-caps, those companies with market capitalizations up to $500 million, using our core investment approach. Due to the sector’s size and limited research coverage, there is more opportunity to find pricing inefficiencies. Therefore, we believe that the potential for higher returns, commensurate with a higher level of risk, is greater than for any other capi-talization sector of the domestic equity marketplace.

MID-CAP
Royce SMid-Cap Value Fund

Royce Mid-Cap Fund

Generally invest in mid-caps, those companies with market capitalizations from $2.5 billion to $15 billion, or smid-caps, those companies with market capitalizations from $500 million to $10 billion. While not restricted by number of holdings, we typically employ a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of stocks.

Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Distributor: Royce Fund Services, Inc.

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Performance and Expenses	Through June 30, 2011

	Average Annual Total Returns					Gross Annual	Net Annual
CATEGORY				Since	Since	Operating	Operating
Fund	1-Year	5-Year	10-Year	Inception	Inception Date	Expenses	Expenses
CORE

Royce Pennsylvania Mutual Fund	36.14%	5.56%	9.19%	n.a.	n.a.	0.90%	0.90%

Royce Heritage Fund	39.05	7.20	9.02	14.81%	12/27/95	1.51	1.51

CORE + DIVIDENDS

Royce Total Return Fund	31.35	4.66	8.06	11.27	12/15/93	1.17	1.17

Royce Dividend Value Fund	34.28	7.50	n.a.	9.11	5/3/04	1.58	1.51

FOCUSED

Royce Premier Fund	41.62	8.98	11.63	12.89	12/31/91	1.12	1.12

Royce Special Equity Fund	27.12	7.68	10.81	9.32	5/1/98	1.16	1.16

Royce Value Fund	37.71	7.56	12.26	12.64	6/14/01	1.46	1.46

Royce 100 Fund	35.53	8.24	n.a.	12.34	6/30/03	1.50	1.49

Royce Focus Value Fund	28.70	n.a.	n.a.	28.01	2/27/09	1.96	1.50

Royce Partners Fund	34.70	n.a.	n.a.	17.99	4/27/09	3.76	1.53

Royce Special Equity Multi-Cap Fund	n.a.	n.a.	n.a.	7.70 [1]	12/31/10	1.52	1.39

OPPORTUNISTIC THEMES

Royce Low-Priced Stock Fund	42.19	8.24	9.47	13.58	12/15/93	1.64	1.53

Royce Opportunity Fund	38.13	5.07	9.31	13.25	11/19/96	1.18	1.18

Royce Value Plus Fund	28.73	3.32	12.62	13.15	6/14/01	1.44	1.44

Royce Financial Services Fund	33.80	2.46	n.a.	6.41	12/31/03	2.12	1.67

MICRO-CAP

Royce Micro-Cap Fund	35.62	7.57	10.63	13.75	12/31/91	1.54	1.54

Royce Discovery Fund	25.70	1.09	n.a.	5.46	10/3/03	3.04	1.49

MID-CAP

Royce SMid-Cap Value Fund	34.57	n.a.	n.a.	5.08	9/28/07	2.40	1.49

Royce Mid-Cap Fund	34.90	n.a.	n.a.	16.95	12/31/09	2.64	1.49

Russell 2000 Index	37.41	4.08	6.27	11.77	n.a.	n.a.	n.a.

Royce Pennsylvania mutual Fund’s average annual total return for the 35-year period ended 6/30/11 was 14.13%.
1 Not annualized

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, if any, to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce Dividend Value, 100, Focus Value, Partners, Low-Priced Stock, Discovery and SMid-Cap Value Funds through April 30, 2012 and at or below 1.99% for Royce Partners and Discovery Funds through April 30, 2021; 1.49% for Royce Mid-Cap Fund through April 30, 2013 and 1.99% through April 30, 2021; and 1.39% for Royce Special Equity Multi-Cap Fund through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of the Funds’ Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index.

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Portfolio Characteristics	As of June 30, 2011

1 The Fund does not have three years of history required for calculating volatility score.

Market Cap Breakdown Key: Micro-Cap Small-Cap Mid-Cap Large-Cap

Investment Universe
Micro-Cap: Market Caps up to $500 million

Small-Cap: Market Caps between $500 million and $2.5 billion

Mid-Cap: Market Caps between $2.5 billion and $15 billion

Non-U.S. Securities: Non-U.S. securities are those securities that do not trade on a U.S. exchange, trade outside the U.S. and/or are issued by companies that are domiciled outside the U.S.

Portfolio Approach
Diversified: A diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

 Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (368 funds as of 6/30/11). For Royce SMid-Cap Value Fund, all mid-cap stock funds with weighted average market caps between $500 million and $10 billion tracked by Morningstar with at least three years of history (424 funds as of 6/30/11) are included. For Royce Financial Services Fund, all financial funds tracked by the Morningstar with at least three years of history (33 funds as of 6/30/11) are included. We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

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Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both up and down market periods.

Since the Russell 2000’s inception on 12/31/78, value—as measured by the Russell 2000 Value Index—outperformed growth—as measured by the Russell 2000 Growth Index—in six of the small-cap index’s eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index’s history. Small-cap value provided a significant advantage during its downturn (3/9/00–10/9/02) and for the full cycle. The current market cycle that began on 7/13/07 has so far favored small-cap growth over small-cap value.

Peak-to-Peak (3/9/00–7/13/07)
For the full cycle, value provided a sizeable margin over growth, which finished the period with a loss. All of The Royce Funds then in existence held a performance advantage over the Russell 2000. Interestingly, our most conservatively managed offering, Royce Special Equity Fund (+227.4%) was our best performer, followed by our flagship, Royce Pennsylvania Mutual Fund (+207.1%). However, each Royce Fund provided a significant edge over the Russell 2000 during the full market cycle.

Peak-to-Current (7/13/07–6/30/11)
Performance since the 7/13/07 small-cap peak can be divided into two distinct periods: a difficult, volatile decline followed by a meteoric rise. During the decline that ended on 3/9/09, both small-cap growth and small-cap value posted negative returns, both down around to 60%, although growth provided a small advantage. From the 3/9/09 trough through 6/30/11, both indexes enjoyed significant gains, up more than 140%. Growth has so far provided an advantage.
During the decline, our more risk-averse funds led. The best results came from portfolios in the Focused category. In the dynamic rally from the 3/9/09 low through 6/30/11, those funds that performed best came mostly from the Opportunistic Themes category, including Royce Opportunity and Low-Priced Stock Funds. Royce Heritage, Micro-Cap and Pennsylvania Mutual Funds also distinguished themselves through this more bullish phase of the cycle. For the full period (7/13/07–6/30/11), notable results came from all four portfolios in the Focused category, as well as from Royce Heritage, Dividend Value, Low-Priced Stock and Micro-Cap Funds.

ROYCE U.S. EQUITY FUNDS VS. RUSSELL 2000 INDEX: MARKET CYCLE RESULTS

	Peak-to- Peak 3/9/00– 7/13/07	Peak-to- Trough 7/13/07– 3/9/09	Trough-to- Current 3/9/09– 6/30/11	Peak-to- Current 7/13/07– 6/30/11

Russell 2000	54.8%	-58.9%	148.5%	2.2%

Russell 2000 Value	189.4	-61.1	143.0	-5.5

Russell 2000 Growth	-14.8	-56.8	153.7	9.7

CORE

Royce Pennsylvania Mutual	207.1	-57.0	149.0	7.1

Royce Heritage	150.4	-56.6	174.3	19.1

CORE + DIVIDENDS

Royce Total Return	193.9	-54.2	126.5	3.7

Royce Dividend Value	n.a.	-53.1	150.8	17.5

FOCUSED

Royce Premier	198.1	-49.0	145.7	25.4

Royce Special Equity	227.4	-42.7	102.6	16.1

Royce Value	n.a.	-54.1	143.0	11.4

Royce 100	n.a.	-49.7	142.3	21.8

Royce Focus Value	n.a.	n.a.	80.6	n.a.

OPPORTUNISTIC THEMES

Royce Low-Priced Stock	198.9	-55.9	172.9	20.5

Royce Opportunity	191.8	-69.2	230.4	1.6

Royce Value Plus	n.a.	-58.9	124.1	-7.9

Royce Financial Services	n.a.	-56.6	123.1	-3.2

MICRO-CAP

Royce Micro-Cap	197.4	-56.2	166.9	17.0

Royce Discovery	n.a.	-58.7	117.8	-10.1

MID-CAP

Royce SMid-Cap Value	n.a.	n.a.	127.8	n.a.

Past performance is no guarantee of future results. See pages 4-5 for important performance and risk information for all of the above funds.

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Letter to Our Shareholders

Déjà vu All Over Again?

Some have suggested that the first half of 2011 looked uncannily like that of 2010. We admit that there are some striking similarities. As 2010 began, the stock market briefly stumbled out of the gate before regaining its feet, and the highly charged rally that began early in March of 2009 resumed its brisk pace. However, the month of April brought a more serious correction that lingered into early July, precipitated by fears of sovereign debt crises in Europe, anxiety over the U.S. and Chinese economies and an environmental disaster. In 2011, a sluggish January quickly yielded to an extension of the dynamic market that had characterized 2010 as a whole. This segment of the bull run then quickly reversed direction in April—truly the cruelest month for equity investors over the last two years—as renewed concerns over European fiscal solvency, another round of hand-wringing over the rate of growth in the U.S. and China, and a series of catastrophic events in Japan combined to rouse the bear.
However superficially close, the parallels between the first halves of 2010 and 2011 were never quite as neat as some observers suggested. Any resemblance began to break down decisively in the middle of June, when the market shook off its doldrums with a rally that lasted through most of July. Unlike the first six months of 2010, the market bore only slightly ill effects by the end of 2011’s first half, despite the relentless flow

We still believe that stocks can generate positive returns over the next two or three years, though we are not anticipating a rally in the second half of 2011 like the very dynamic run that ushered out 2010.

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Charles M. Royce, President

We have spent a lot of time talking
about dividends lately, but they
have been important to us as an
investment theme since Chuck Royce
assumed full investment control of
Royce Pennsylvania Mutual Fund in
November 1972. However, our work
with dividend-paying small-cap stocks
became particularly focused in 1979,
when we agreed to create a portfolio
for an institutional client who
informed us at the last minute that
every stock in the portfolio had to pay
a dividend. That experience eventually
led us to introduce Royce Total
Return Fund in 1993, Royce Dividend
Value Fund in 2004 and Royce Global
Dividend Value Fund in 2011, all of
which seek both long-term growth and
current income.

Our long history of finding what we
think are undervalued, fundamentally
strong dividend payers in the small-cap
world makes us a bit bemused as to why
so many other investors ignore small-cap
dividend-paying companies; they
simply do not associate the small-cap
asset class with dividends. However, we
have long maintained that dividends can
be an integral part of a successful long-term
investment strategy in the small-cap
asset class. Our experience suggests
that including dividend-paying smaller

Continued on page 10...	Letter to Our Shareholders
of negative news and pervasive feeling of economic anxiety that have distinguished both years. The stock market’s greater resilience thus far through 2011 can be seen by measuring each year’s respective spring-summer downturn. June 2010 ended in the midst of a correction that would ultimately drop small-cap stock prices by more than 20% by early July, while 2011’s first down period, which lasted from the interim small-cap high on April 29 to the next small-cap low on June 13, saw the small-cap Russell 2000 Index lose less than half that amount.
     All of this makes the question of what may happen next perplexing. What bemuses us as we look back on both periods is that the first half of 2011 was arguably, if not worse, then at least more uncertain, in terms of headline-making developments. For example, in addition to those events already mentioned, we have been through a series of natural disasters here in the States, brinkmanship in Washington over raising the debt ceiling, and ongoing debates about how to deal with deficits and jobs, the latter two made worse because the beckoning election year has been encouraging even larger doses of partisanship than usual. So while the correction was not at all surprising—bull market interruptions have been very common historically—we are concerned about what looks like an almost casual shrugging off of significant events by large numbers of investors, some of whom are likely the same people who sold at the first sign of trouble. On the one hand, then, our contrarian perspective makes us skeptical of the rally that closed out the first half. On the other hand, our long-term view of both the equity market and the economy remains reasonably bright. We still believe that stocks can generate positive returns over the next two or three years, though we are not anticipating a rally in the second half of 2011 like the very dynamic run that ushered out 2010. In all, we remain modestly bullish and cautiously optimistic about the years ahead.

Seen It All Before
Year-to-date results for the major stock indexes were positive, though they were muted by the second quarter’s higher volatility. From our perspective, the most notable development in the first half of 2011 was seeing small-cap’s seemingly unassailable market leadership contested. For the year-to-date period ended June 30, 2011, the small-cap Russell 2000 Index gained 6.2%, while the large-cap S&P 500 Index was up 6.0%, the Russell 1000 Index climbed 6.4%, and the more tech-oriented Nasdaq Composite returned 4.6%. These results were the combined effect of the year’s very different quarters. The first, while it saw numerous shifts in market leadership, was a pleasant, placid bull period compared to what followed. Small-cap companies edged out their larger counterparts between January and March, with the Russell 2000 up 7.9% compared to respective gains of 5.9% and 6.2% for the large-cap S&P 500 and Russell 1000 and 4.8% for the Nasdaq.

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     The second quarter, while offering a distinctly mixed bag for equities, saw small-caps cede leadership to their large-cap siblings. The Russell 2000 fell 1.6% in the second quarter versus a slender gain of 0.3% for both the S&P 500 and Russell 1000 Indexes, and a loss of 0.3% for the Nasdaq Composite. One-year returns remained very strong for all four domestic indexes, and were led by small-caps. The Russell 2000 climbed 37.4%, the S&P 500 rose 30.7%, the Russell 1000 was up 31.9%, and the Nasdaq Composite gained 31.5%. Small-caps also led over longer-term periods, as the Russell 2000 outperformed each of its large-cap counterparts, the S&P 500 and Russell 1000, for the trailing three-, five-, 10-, 15- and 20-year periods ended June 30, 2011.

      Year-to-date results for non-U.S. equity indexes were somewhat in line with their domestic cousins, with the Russell Global ex-U.S. Small Cap Index finishing further behind its large-cap counterpart, the Russell Global ex-U.S. Large Cap Index, up 0.8% versus a gain of 4.1%. The lower year-to-date results relative to U.S. indexes were attributable to significantly lower first-quarter returns, with the Russell Global ex-U.S. Large Cap gaining 3.6%, while its non-U.S. small-cap equivalent gained 1.0%. While non-U.S. indexes generally enjoyed slightly better performance than the domestic indexes in the second quarter, it was not enough to overcome the first quarter’s relative disadvantage. For the second quarter, the Russell Global ex-U.S. Large Cap was up 0.4%, while the Russell Global ex-U.S. Small Cap declined 0.2%.
     Arguably the market’s unsung heroes, domestic mid-cap stocks, as measured by the Russell Midcap Index, outpaced their small-cap and large-cap equivalents for the year-to-date period ended June 30, 2011, up 8.1%. Micro-caps, as measured by the Russell Microcap Index, were the worst performers along the market cap spectrum, up 3.1% for the six months ended June 30, 2011. Within small-cap, value, as measured by the Russell 2000 Value Index, fell behind growth, as measured by the Russell 2000 Growth Index for the year-to-date period (+3.8% versus +8.6%). In addition, small-cap growth led its value sibling in the trailing one-, three- and five-year periods, while trailing 10-, 15-, 20-, and 25-year returns belonged to small-cap value.
It should be kept in mind that growth in both the stock market and the economy seldom takes place in uninterrupted straight lines or in lock stepped tandem. The recent pauses in both are very much in the range of what we consider normal.

The View
Of The Royce Funds featured in this Semiannual Review and Report, only two—Royce Pennsylvania Mutual and Royce Premier Funds, outperformed their small-cap benchmark, the Russell 2000 Index, for the year-to-date period ended June 30, 2011, while a third, Royce Value Fund, essentially finished the first half in a dead heat with the same small-cap index. In addition, Royce Special Equity Multi-Cap Fund beat its large-cap benchmark, the Russell 1000 Index, for the year-to-date period. For the one-year period, only five of our 17 portfolios with sufficient history bested their benchmark.

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companies in an equity portfolio
potentially offers both an effective
cushion against market volatility
and a strong component of an
investment’s total return, especially
during lower-return periods.

We also believe that a company’s
practice of paying dividends is an
excellent measure of its underlying
quality and an intelligent form of
corporate governance. From our
perspective within the small-cap
world, where the words “dividend”
and “quality” are often considered
synonymous, adopting a dividend-paying
investment strategy could be a
key to long-term outperformance.
We believe that this is more than
usually relevant today, as we believe a
shift to higher quality companies may
be at hand.

Understanding a company’s capital
allocation decisions is a critical
element in our investment process.
This is especially important in a
market when corporate balance sheets
are generally in excellent condition
and, in many cases, flush with cash.
Dividends are by nature the byproduct
of healthy free cash flow generation.
Of the more than 4,140 domestic
small-cap companies (those with
market capitalizations up to $2.5
billion), 1,181 were dividend payers
as of the end of the first half of
2011; of these dividend-paying
companies, 757 had a dividend yield
of at least 2%.

Not surprisingly, the number of
dividend-paying companies located
outside of the United States is

Continued on page 12...

Letter to Our Shareholders

This was disappointing from a relative standpoint, but any discouragement was short lived because we measure our successes and failures over longer time spans. One interesting note was that among the Funds that stalled in the year’s first six months were some of our most conservatively managed, such as Royce Total Return and Special Equity Funds, and our more opportunistic, such as Royce Low-Priced Stock and Opportunity Funds.
     We were to some extent pleased that 11 of the 14 Funds held their value well in the small-cap downturn, losing less than their benchmark, the Russell 2000, from the first half’s small-cap high on April 29 through the correction’s low on June 13. We have also been mostly to highly satisfied with the Funds’ results over recent market cycle periods and average annual total return periods of three years or longer. (Market cycle returns can be found on page 6, while discussions of individual portfolio’s performance begin on page 18.)

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     From a general sector and industry standpoint, there were some let-downs, though none were terribly surprising considering the strong comeback for market volatility. Second-quarter reversals hit several portfolio sectors hard, including Materials, Financials, Industrials, Information Technology and Energy. Many stocks in these areas had benefited greatly from the bull market, so some pull-back was not surprising. The first half’s highly volatile commodities market was also a factor. All in all, the first six months were a curious time, befitting a period in which the mood of investors seemed to shift violently from composed to panic and back again.

Seeing Things

While these mood swings were the top story in equities during the first half, the return of volatility was not a development that struck us as unusual, especially considering that the market had previously been on a very dynamic run from the interim small-cap low on July 6, 2010. Some retreat from its recent highs was therefore to be expected at some point. The correction has so far been fairly modest and mostly painless, particularly in the wider context of the bull market that began following the bottom on March 9, 2009. Our thought is that, for all the surface similarities to last year’s first half, there are cyclical forces at work that are as much a factor as investors’ unease with the U.S. or global economies. It is also worth remembering that, though growth has decelerated, the economy is still growing. In addition, it should be kept in mind that growth in both the stock market and the economy seldom takes place in uninterrupted straight lines or in lock-stepped tandem. The recent pauses in both are very much in the range of what we consider normal.
      In addition, as contrarian, bargain-hunting value investors, we see opportunity when the markets correct. Our discipline entails thinking about the present and about the years ahead when positioning our portfolios. So while we never look forward to corrections, we accept them as a fact of investment life, and then some. We see downturns as vital opportunities to re-evaluate and re-stock our portfolios. Even a brief reversal in the market can create ample chances to find what we see as well-managed, financially strong businesses with attractively low share prices.
     The most recent downturn offers a typical example. Between the 2011 high on April 29 and the most recent small-cap low on June 13, the Russell 2000 Index fell 10.1%. During this span, 50% of the companies in the Russell 2000 were down more than 10%; 18% (360 companies) of the Index’s constituents were off more than 20%; and 5% (100 stocks) declined by more than 30%. Not all of these companies were worth buying. It usually takes at least a 30% discount to our estimate of a company’s worth for us to consider a purchase. However, even brief and not particularly dramatic downturns create chances for us to find what we think are great companies trading at alluringly reduced prices.

As contrarian, bargain-hunting value investors, we see opportunity when the markets correct. Our discipline entails thinking about the present and about the years ahead when positioning our portfolios.

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even larger. In many foreign public
markets, there is typically both a
stronger embrace of dividends by
shareholders and a higher incidence
of founding-family owners who
want dividends for income. Yields in
many foreign markets are also quite
generous, particularly for smaller
companies. Many high-quality small
companies earn more than they
need in terms of reinvestment in
the business. This excess profit, or
free cash flow, is a vital qualitative
component that we look for in
companies regardless of location,
along with a strong balance sheet and
an established record of earnings.

Despite an abundance of small-cap
companies that pay dividends, very
few fund managers focus on dividends
within the small-cap universe. Most
focus on capital appreciation instead
of total return, while in the large-cap
universe, total return or equity income
approaches are far more common.

This fact is further borne out by
Morningstar data. Of the 548 small-cap
objective funds identified by
Morningstar as of June 30, 2011, only
four funds have dividend, income or
total return in their respective names
(two of which are Royce Funds). Yet
dividends in the small-cap universe
perform the same role that they do in
the large-cap area—they may tend
to reduce a stock price’s downside
volatility and allow an investor to
start the year with a positive return as
a result of the dividend. To our way of
thinking, that’s an irresistible
combination for risk-conscious value
investors like ourselves.

Letter to Our Shareholders

Sights Unseen
The issues of unemployment and housing continue to dominate the headlines, though we still maintain that there is far more good news about the economy on a company by company basis. In fact, from the standpoint of balance sheets, cash flows, revenues and profits, corporations have seldom been in better shape. However, as long as unemployment remains high and housing continues to correct, the focus will remain on those two. The latter is, we think, less of a problem. Real estate cycles tend to unwind very slowly, and this one shows no signs of being any different. It may actually take years because the run-up in housing prices was so extreme. Any expectation that a correction would be quick was entirely misplaced. Unemployment is a more significant issue, and we have no good answer as to why the much-discussed and hoped-for pick-up in employment has not yet materialized. Certainly any increase in jobs would be a huge benefit to the economy and society as a whole. Yet companies seem much more focused on continuing to improve revenues and profits than they are on hiring, at least here in the U.S., something that we do not necessarily see changing in the intermediate future.
     So the economy is by no means out of the woods yet. This observation can be balanced, however, by our contention that it is closer to recovery than it has been since the recession began in 2007. Clearly, it has been a long, unhappy ride for many. And there have been numerous instances in history when the market was either ahead of the economy or, as we think is currently the case, when headlines are fixated on bad news while many individual companies have been doing well. Ultimately, we are throwing our lot in with companies, and the message that we have been receiving lately in

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our meetings with management is far more optimistic than what we see in the headlines.
     Still, we would not be surprised if the coming months brought another downturn. We did not become too excited by the rally that closed out June, which, though welcome, did little to convince us that the downturn was over. While we continue to believe that stocks can generate positive returns over the next two or three years, we are not anticipating a rally in the second half of 2011 such as the one we had in the final six months of 2010. As stated, our bullishness and optimism are real, but low key. We believe that the fortunes of quality companies in all asset classes will resemble the growth in the economy—slow and steady, not very dramatic, but in retrospect more than satisfying.
We believe that the fortunes of quality companies in all asset classes will resemble the growth in the economy—slow and steady, not very dramatic, but in retrospect more than satisfying.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2011

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Decisions, Decisions

“Not to decide is to decide.” – Theologian Harvey Cox

Washington DC has mostly been in a state of gridlock since the mid-term elections of 2010. While there has been no deficit in the number of potential solutions, policy prescriptions and bold new ideas—each one sure to both jump start the slow-growing economy and to keep it rolling along at a steady pace in the years to come—this proliferation of ideas has produced few actual decisions.
If nothing else, the current political stalemate makes us grateful to be in a line of work in which indecision is simply not an option. Each day our talented investment staff must make decisions that not only concern individual companies, but industries and sectors as well. There is an ever-present need to make choices about how to best position the portfolios for long-term capital appreciation.
Many of the most critical decisions revolve around risk and volatility. In our own area of the equity universe, there is ample risk even for the seemingly best-managed companies in robust industries that boast enviable financial strength. We have seldom purchased shares of a business for which one of our portfolio managers could not act as a legitimate devil’s advocate. Playing such a role, in fact, is a common step in our stock evaluation process. We think about risk all the time, about the possibility of what we refer to as ‘permanent capital impairment.’ It’s an important consideration when investing in small-cap stocks. In general, smaller companies are more fragile than their large-cap counterparts. They are more likely to be reliant on a single customer, usually involved in a single line of business and as such may be subject to a potentially fatal level of competition from insurgents beneath them on the market cap scale that are eager to move up or from larger players looking to consolidate their market share of a business.

So before we even look at a company’s fundamentals, there are risk factors that come into play. Indeed, one reason why we focus our attention on companies with strong balance sheets, high returns on invested capital, the ability to generate free cash flow, capable management and other factors that indicate financial stability is that these traits have historically acted as a bulwark against the forces that can render small-cap stocks so vulnerable. Finding companies with these characteristics does not eliminate the risks mentioned above, but it is one of the primary methods that we use to manage volatility in our portfolios.
Our decision-making follows a simple logic: the stronger the company, the more likely it will be to survive adversity, whether in its own industry or in the economy as a whole. This theory received its best test during the darkest days of the last correction. Between the fall of 2008 and late winter of 2009, most of our portfolio holdings were battered by the near-meltdown of the global financial system, but many held on to enjoy both revived business and resurgent stock prices.
Our business is obviously quite different from the process of legislating or policymaking. To state two of the most obvious reasons, our decisions are not nearly as momentous and their implementation is far less contentious. However, with all due respect to Harvey Cox, in our business, not deciding is never an option—there is really no such thing as not deciding when managing assets. Which suits us just fine.

One reason why we focus our attention on companies with strong balance sheets, high returns on invested capital, the ability to generate free cash flow, capable management and other factors that indicate financial stability is that these traits have historically acted as a bulwark against the forces that can render small-cap stocks so vulnerable. Finding companies with these characteristics does not eliminate the risks mentioned above, but it is one of the primary methods that we use to manage volatility in our portfolios.

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Fund Focus

Measuring for Quality

Here at Royce, we are happily contrarian, looking for what we deem to be high-quality companies trading at a discount to our estimate of their intrinsic worth as businesses. Quality, of course, can take many forms. For us, quality generally consists of attributes that includes a strong balance sheet, high returns on invested capital and the ability to generate free cash flow. We also see a company’s practice of paying dividends as an excellent measure of its underlying quality.
Dividends offer other potential portfolio merits, most importantly, as a potentially mitigating factor against market volatility. To our way of thinking, a steady stream of income is always a good thing, but it can be particularly helpful for investors trying to navigate market extremes a little more comfortably.
Our experience with dividend-paying small-caps stretches back many years. In fact, we have been buying dividend-paying small companies for nearly as long as we have been managing portfolios. In the 1970s, we used them regularly in Royce Pennsylvania Mutual Fund’s portfolio. We also ran an institutional portfolio, launched in 1979, that was a kind of prototype for Royce Total Return Fund (RTR), our largest (and first) portfolio that emphasizes dividend-paying stocks.
Today, we offer two portfolios in our Core + Dividends category—Royce Total Return Fund (RTR) and Royce Dividend

Value Fund (RDV), both of which seek long-term capital appreciation and current income. The security selection criteria for each portfolio works in much the same way as most of our other portfolios—we first look for what we think are financially strong, high-quality companies trading at attractive discounts to our estimate of their intrinsic worth. We then add an additional criteria with RTR and RDV in that the bulk of the portfolio selections must also pay a dividend.

The difference between the portfolios lies primarily in their respective market capitalization ranges. Royce Total Return Fund, which debuted in December 1993, invests primarily in dividend-paying small-cap and micro-cap companies (those with market capitalizations up to $2.5 billion), while Royce Dividend Value Fund, which dates back to 2004, ranges a little higher, investing in micro-cap, small-cap and mid-cap companies with market caps up to $5 billion. Though both Funds may invest up to 25% of their respective net assets in foreign securities, the latter Fund has made much greater use of dividend-paying non-U.S. companies. Each has shown low volatility (for more information on each Fund’s historical volatility scores, please see pages 23 and 25) and we think that either portfolio would be an interesting choice for a risk-conscious investor seeking exposure to smaller companies.

RTR and RDV vs the Russell 2000: Performance and Expense Information	Through June 30, 2011

	Average Annual Total Returns
				Since	Inception	Gross Operating	Net Operating
	1-Year	5-Year	10-Year	Inception	Date	Expenses	Expenses
Royce Total Return Fund	31.35%	4.66%	8.06%	11.27%	12/15/93	1.17%	1.17%

Royce Dividend Value Fund	34.28	7.50	n.a.	9.11	5/3/04	1.58	1.51

Russell 2000	37.41	4.08	6.27	n.a.	n.a.	n.a.	n.a.

Important Performance, Expense and Risk Information
All performance information reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance information may be obtained at www.roycefunds.com. Royce Total Return Fund’s operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Royce Dividend Value Fund’s gross operating expenses reflect the Funds’ gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds’ most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain Royce Dividend Value Fund Service Class’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

Royce Total Return Fund invests primarily in small-cap and micro-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Dividend Value Fund invests primarily in micro-cap, small-cap and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each Fund may invest up to 25% of its respective net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index.

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Making Headlines

At The Royce Funds, the integrity of our process and the reputation of our people are as important to us as the success of our portfolios, so it is always gratifying when the results of these three efforts are recognized in the wider world. Through the years, we have been fortunate enough to have a number of positive things written about The Royce Funds, our firm and our people. Below is a summary of what we think were among the best media mentions from the last six months.

February 3, 2011

Charlie Dreifus Cited as “A Brilliant Investor” By Morningstar
 “Will These Hot-Selling Small-Cap Funds Close in 2011? Thanks to 2010 inflows, there are no guarantees these funds will be open long,” according to Morningstar Fund Spy. Writer Russel Kinnel presents a roundup of large-ish small-cap funds that had sizable inflows in 2010. Royce Special Equity Fund, managed by Charles Dreifus, had $609 million in inflows in 2010, and was included in that list. “Funds typically close in order to avoid growing too large to effectively employ their strategies or to stem the tide of inflows, which can present problems regardless of total assets under management” says Kinnel. “Dreifus is a brilliant investor who digs deep into a company’s balance sheet to make sure he’s getting a healthy firm. You can see the benefits in the way the fund mitigated losses in the past two bear markets.”

 February 17, 2011

Royce Low-Priced Stock Fund Cited By U.S. News & World Report
The February 4, 2011 issue of U.S. News & World Report included an article entitled “4 Hidden Costs in Investing” by Adam Bold in its “The Smarter Investor” column. In the article, Bold notes that while fees are not the only factor to consider when making investment decisions, it’s a good idea to be aware of mutual fund fees and how they are structured. He reviews front-end loads, back-end and ongoing loads, 12b-1 fees, and management fees. Bold cites Royce Low-Priced Stock Fund in his discussion, a Fund he recommends, noting the Fund’s long-term performance, net of all expenses. Whitney George is the Portfolio Manager of that Fund. Chip Skinner serves as Assistant Portfolio Manager. The author suggests that investors “Look for how long the manager has been running the fund and what his returns have been for that time period. If the manager has consistently beaten his peers, then it’s worth it to pay a reasonable management fee. But, if you have to choose between two funds with similar returns, choose the fund with lower expenses.”

March 23, 2011

Morningstar: Royce “Near Synonymous with Small Caps”
In Morningstar’s “Meet the Small-Cap Specialists” author Russel Kinnel looked at Royce among “four of the better small-cap firms and how they run money.” “Royce is darn near synonymous with small caps. Who else would run 14 different small-cap funds? More important, who else could run them this well? The firm has strong long-term performance, low costs, and long manager tenure,” said Kinnel. He also mentioned that “some firms have thrived” by making small-caps a focus. Those firms “actually have more analysts and managers looking at small-cap stocks than most of the giants. In addition, some are more willing to close their funds at a manageable amount.”

June 8, 2011

 GuruFocus Calls Chuck Royce “A Legendary Small-Cap Investor”
GuruFocus recently invited readers to ask Chuck Royce, President and Co-CIO of Royce & Associates, their investing questions. Questions and answers were published on June 2, 2011 in “GuruFocus Interview With Chuck Royce: Responses To Readers’ Questions.” Royce, referred to in the article as “a legendary small-cap investor,” commented on a wide range of topics, including the advantages that small-caps offer to investors, and the long-term outlook of large-cap stocks vs. small cap stocks. When asked how he defines quality for small-cap companies, Royce replied “We want companies with low leverage and the ability to survive difficult times for their industry or sector. We also want a history of above-average returns on capital over time.” His strategy for the next five to ten years? “Our focus remains primarily centered on the company or the industry in which a company resides. We believe that quality will play an important role in determining returns as we move from recovery to expansion.”

Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Please read the Prospectus carefully before investing or sending money.

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The Royce Funds 2011 Semiannual Report to Shareholders | 17

CORE

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			7.12%

One-Year			36.14

Three-Year			7.43

Five-Year			5.56

10-Year			9.19

20-Year			11.38

25-Year			10.81

35-Year			14.13

ANNUAL EXPENSE RATIO

Operating Expenses			0.90%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2010	23.9%	2002	-9.2%

2009	36.3	2001	18.4

2008	-34.8	2000	18.3

2007	2.8	1999	6.0

2006	14.8	1998	4.2

2005	12.5	1997	25.0

2004	20.2	1996	12.8

2003	40.3	1995	18.7

TOP 10 POSITIONS % of Net Assets

Helmerich & Payne			0.9%

Nordson Corporation			0.8

Unit Corporation			0.8

HEICO Corporation			0.7

Federated Investors Cl. B			0.7

CARBO Ceramics			0.7

Ascena Retail Group			0.7

SEI Investments			0.7

Jos. A. Bank Clothiers			0.7

Oil States International			0.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			22.7%

Information Technology			17.7

Consumer Discretionary			13.5

Financials			11.8

Energy			8.4

Health Care			7.9

Materials			7.0

Consumer Staples			2.2

Telecommunication Services			0.1

Utilities			0.0

Miscellaneous			1.2

Bond			0.0

Cash and Cash Equivalents			7.5

Royce Pennsylvania Mutual Fund

Manager’s Discussion
We were pleased with the performance of our flagship, Royce Pennsylvania Mutual Fund (PMF) through the first six months of 2011. This was especially true considering the somewhat schizoid nature of the stock market during the year’s first half, with mostly rising share prices through the first four months followed by six weeks of greater volatility than equities had seen since the previous spring and summer. PMF was up 7.1% for the year-to-date period ended June 30, 2011, ahead of its small-cap benchmark index, the Russell 2000 Index, which climbed 6.2% for the same period. The Fund’s admittedly narrow advantage was a mix of stronger results in the year’s more placid first four months (+11.6% versus +10.8% for the benchmark) and a slightly better showing in the more topsy-turvy market following the interim small-cap high on April 29, 2011 through the end of June (-4.0% versus -4.1%).
        On a quarterly basis, the pattern was only slightly different. PMF was up 9.1% in the first quarter, compared to a gain of 7.9% for the Russell 2000, while in the more volatile second quarter, the Fund was down 1.8% versus a loss of 1.6% for the small-cap index. Turning to recent longer-term market cycle periods, PMF’s results were competitive with its benchmark. The Fund outperformed the small-cap index from the small-cap market peak on July 13, 2007 through the end of 2011’s first half, gaining 7.1% versus 2.2%. From the market low on

March 9, 2009 through June 30, 2011, PMF was ahead of the Russell 2000, up 149.0% versus 148.6%. The Fund trailed from the small-cap trough on July 6, 2010 through the end of June 2011, climbing 39.3% while its benchmark rose 41.9%. (Please see page 6 for more market cycle results.) PMF’s long-term advantage over the Russell 2000 remained in place, helped in large part by its strong longer-term market cycle returns. The Fund outpaced the small-cap index for the five-, 10-, 15-, 20-, 25- and 30-year periods ended June 30, 2011. The Fund was also up 14.1% for the 35-year period ended June 30, 2011, a long-term record that makes us quite proud.
       Three sectors—Industrials, Energy and Information Technology—made notable contributions to first-half performance even as each suffered net losses in the more challenging second quarter. Net gains in the Industrials sector were spread across a number of industry groups, including machinery, commercial services & supplies, and aerospace & defense. The same pattern held for stocks in that sector, with solid but unspectacular contributions from HEICO Corporation, Nordson Corporation, KBR and Kirby Corporation.
GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

CARBO Ceramics	0.36%

Helmerich & Payne	0.27

SRA International Cl. A	0.23

Unit Corporation	0.21

Ascena Retail Group	0.19

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of PMF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

             18  |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

     Net gains in Energy were a bit more concentrated, with three of PMF’s top contributors (each of them a top-10 position at June 30) coming from that sector. CARBO Ceramics is an old Royce favorite that we have owned continuously in the portfolio since 2006 but first purchased in 1996. The company manufactures ceramic proppants, a specialized component in the hydraulic fracturing process. High demand and better-than-expected earnings helped its stock price to rise, prompting us to take some gains in April. Oil and gas contract driller Helmerich & Payne is another long-time holding that we re-purchased in 2006. The company’s stock was a bit volatile in the second quarter, but ended the semiannual period strongly, as demand for the company’s newer, safer rigs helped draw investors to what we regard as a fundamentally sound and well-managed business. Continuing with the theme of successful portfolio veterans in the energy services business, Unit Corporation, which we first purchased in PMF in 2002, participated in the good times for its industry and also benefited from effective utilization of its drilling fleet and some interesting exploration and production plays. We have long liked its unique standing as both a contract driller and an exploration and production company, which helped it to stay off the radar of many analysts.
     Elsewhere in portfolio, the ‘urge to merge’ affected technology consulting business SRA International when its acquisition at an attractive premium was announced in April, which led us to continue selling our shares. Women’s apparel retailer Ascena Retail Group, known to us for many years as The Dress Barn, has been successfully managing its way through highly challenging times for retailers, with recent earnings stronger than most analysts were anticipating. It was a top-ten holding at the end of June.
      At the individual stock level, portfolio losses were mostly modest. A steadily falling stock price allowed us to add shares of RV (recreational vehicle) maker Winnebago Industries in June. Demand has declined in the difficult economy and was not helped when gas prices were spiking earlier in the year. An earnings miss, brought on by lowered demand, detoured investors. Hecla Mining boasts a strong balance sheet, robust earnings, attractively low production costs and positive cash flow from its operations, which include mines in Alaska and Idaho. It has recently met with more than its share of difficulties, including a sharp second-quarter pull-back in precious metals prices, especially silver, the settlement of a decades-old lawsuit and a mine collapse (since repaired and operating again). We sold some shares in May but were otherwise content to hold a decent-sized position.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Winnebago Industries	-0.12%

Hecla Mining	-0.12

Pan American Silver	-0.11

Eldorado Gold	-0.11

Almost Family	-0.11

[1] Net of dividends

ROYCE PENNSYLVANIA MUTUAL FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/81

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,774 million

Weighted Average P/E Ratio[2]		16.8x

Weighted Average P/B Ratio		2.2x

U.S. Investments (% of Net Assets)		83.5%

Non-U.S. Investments (% of Net Assets)		9.0%

Fund Net Assets		$6,587million

Turnover Rate		9%

Number of Holdings		522

Symbol
Investment Class		PENNX
Service Class		RYPFX
Consultant Class		RYPCX
Institutional Class		RPMIX
R Class		RPMRX
K Class		RPMKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	PMF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.28	0.22	0.30

Standard Deviation	21.83	22.20	21.02

[1] Five years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 344 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

PMF	5.56%	21.83	0.25

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders   |  19

CORE

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			4.99%

One-Year			39.05

Three-Year			13.63

Five-Year			7.20

10-Year			9.02

15-Year			14.28

Since Inception (12/27/95)			14.81

ANNUAL EXPENSE RATIO

Operating Expenses			1.51%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2010	27.5%	2002	-18.9%

2009	51.8	2001	20.5

2008	-36.2	2000	11.7

2007	1.2	1999	41.7

2006	22.6	1998	19.5

2005	8.7	1997	26.0

2004	20.4	1996	25.6

2003	38.1

TOP 10 POSITIONS % of Net Assets

Helmerich & Payne			1.5%

IPG Photonics			1.5

Ashmore Group			1.4

Ritchie Bros. Auctioneers			1.1

Verisk Analytics Cl. A			1.1

Forward Air			1.1

Landstar System			1.1

Foster (L.B.) Company Cl. A			1.1

Worthington Industries			1.0

FEI Company			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			24.5%

Information Technology			18.1

Financials			13.2

Consumer Discretionary			11.4

Materials			10.7

Energy			6.9

Health Care			4.9

Consumer Staples			2.5

Telecommunication Services			0.2

Utilities			0.1

Miscellaneous			4.2

Cash and Cash Equivalents			3.3

Royce Heritage Fund

Managers’ Discussion
After a terrific showing in 2010, Royce Heritage Fund (RHF) cooled off bit in the first six months of 2011. The Fund gained 5.0% for the year-to-date period ended June 30, 2011, trailing its small-cap benchmark, the Russell 2000 Index, which was up 6.2% for the same period. The Fund’s first-half results left us in something of a mixed mood. On the one hand, we never like to underperform the benchmark, even over a short-term period such as six months. On the other, we saw nothing alarming about the Fund’s performance during the first half, and so we are not terribly disappointed with its showing in the semiannual period.
      During the first quarter, when the market was mostly bullish and demonstrated relatively low volatility, RHF climbed 7.5%, just behind its benchmark’s gain of 7.9%. The second quarter, which was marked by much higher levels of volatility, saw the Fund lose 2.4% versus a 1.6% decline for the Russell 2000. The Fund actually held a narrow edge over the small-cap index during the actual downturn, losing 9.2% versus a decline of 10.1% from the interim small-cap high on April 29, 2011 through the correction’s low on June 13. During the late June rally, however, the Fund failed to keep pace.
      We were very pleased with the Fund’s recent market cycle returns, which were strong on an absolute basis and more than respectable on a relative basis. In the more mixed period from the small-cap market peak on July 13, 2007 through June 30, 2011, RHF rose 19.1% compared to a gain of 2.2% for the Russell 2000. The more bullish phase from the market bottom on March 9, 2009 through the end of June 2011 again saw the Fund in front, in this instance by a wide margin, up 174.3% versus 148.6% for its benchmark. Finally, the Fund narrowly trailed the Russell 2000 from the interim small-cap trough on July 6, 2010 through June 30, 2011, up 41.1% versus 41.9% for the small-cap index. (Please see page 6 for more market cycle results.)
      These performances played an important role in the Fund’s edge over its benchmark in longer-term average annual total return periods. RHF outperformed the Russell 2000 for the one-, three-, five-, 10-, 15-year and since inception (12/27/95) periods ended June 30, 2011. The Fund’s average annual total return since inception was 14.8%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

IPG Photonics	0.86%

Helmerich & Payne	0.53

Heritage-Crystal Clean	0.52

SRA International Cl. A	0.34

Darling International	0.26

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Shares of RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

             20  |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

     At the sector level, the Fund’s top contributors came from Information Technology, Industrials and Energy, each of which posted net losses of varying impact in the more topsy-turvy second quarter. The Materials sector posted the most substantial net loss through the end of June, hurt most by generally poor performance from the metals & mining group, including London-based Hochschild Mining, RHF’s top performer in 2010. The company mines and processes primarily silver (as well as gold) and operates mostly in Latin America. With several mines producing metals, we still see it as a well-managed, conservatively capitalized business. Its stock was hurt by the significant correction in silver prices and word from Peru’s president-elect that the nation might nationalize or implement a high tax on its mining industries. This was particularly chilling for silver mining businesses as that nation is currently the globe’s largest producer of silver. Thinking that the company’s exploration and operations elsewhere in the Americas can help it weather the uncertain situation in Peru, we only slightly reduced our position in the first half. Unichem Laboratories is an India-based pharmaceuticals business with a portfolio of more than 200 products. Its stock was hurt by slower revenue growth and rising costs. So while its earnings remained positive, they were lower than expected, which drove many investors away from the stock. We were happy to hold our shares at the end of the period.
     As for RHF’s top contributors, IPG Photonics makes high power fiber lasers and fiber amplifiers for a variety of applications. Very strong quarterly results, geared by high demand for the firm’s products, attracted more investors to the stock. Liking the firm’s long-term prospects, we made a net addition to our stake in the first half. Late in 2008, we re-initiated a position in top holding Helmerich & Payne in the portfolio, though the stock is an old Royce favorite. The company provides contract drilling services to oil and gas companies worldwide and was able to take advantage of a pick-up for the energy services industry. It was especially well-positioned to benefit from the increased demand as it recently focused on modernizing most of its rig inventory, making them safer. We took gains in January, April, May and June.
     Heritage-Crystal Clean provides industrial and hazardous waste removal services to small and mid-sized businesses. We liked its niche business and strong balance sheet. Other investors seemed to like its ongoing business success. It was the portfolio’s twelfth largest holding at the end of June. One example of the robust M&A (merger and acquisition) market for small-cap stocks was the acquisition of technology consulting business SRA International. The move was announced in April. With its shares then priced at a healthy premium, we sold our position.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Hochschild Mining	-0.26%

Unichem Laboratories	-0.24

Patriot Transportation Holding	-0.24

DreamWorks Animation SKG Cl. A	-0.21

Egyptian Financial Group-Hermes Holding	-0.20

[1] Net of dividends

ROYCE HERITAGE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/95

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,827 million

Weighted Average P/E Ratio[2]		18.3x

Weighted Average P/B Ratio		2.4x

U.S. Investments (% of Net Assets)		64.7%

Non-U.S. Investments (% of Net Assets)		32.0%

Fund Net Assets		$314 million

Turnover Rate		17%

Number of Holdings		271

Symbol
Investment Class		RHFHX
Service Class		RGFAX
Consultant Class		RYGCX
R Class		RHFRX
K Class		RHFKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RHF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.34	0.22	0.30

Standard Deviation	23.59	22.20	21.02

[1] Five years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 344 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RHF	7.20%	23.59	0.31

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders   |   21

CORE + DIVIDENDS

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			5.41%

One-Year			31.35

Three-Year			6.31

Five-Year			4.66

10-Year			8.06

15-Year			10.17

Since Inception (12/15/93)			11.27

ANNUAL EXPENSE RATIO

Operating Expenses			1.17%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2010	23.5%	2002	-1.6%

2009	26.2	2001	14.8

2008	-31.2	2000	19.4

2007	2.4	1999	1.5

2006	14.5	1998	4.8

2005	8.2	1997	23.7

2004	17.5	1996	25.5

2003	30.0	1995	26.9

TOP 10 POSITIONS % of Net Assets

Reinsurance Group of America			1.0%

Allied World Assurance Company Holdings			1.0

Wolverine World Wide			0.9

Energen Corporation			0.9

Federated Investors Cl. B			0.9

Steven Madden			0.9

Erie Indemnity Cl. A			0.9

Guess?			0.9

Ascena Retail Group			0.9

Ritchie Bros. Auctioneers			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			26.8%

Industrials			17.3

Consumer Discretionary			13.2

Energy			9.0

Materials			6.1

Health Care			5.4

Information Technology			5.2

Consumer Staples			4.4

Utilities			2.5

Telecommunication Services			0.3

Diversified Investment Companies			0.3

Miscellaneous			2.1

Bonds and Preferred Stocks			0.6

Cash and Cash Equivalents			6.8

Royce Total Return Fund

Managers’ Discussion
Royce Total Return Fund (RTR) gained 5.4% for the year-to-date period ended June 30, 2011, trailing its small-cap benchmark, the Russell 2000 Index, which was up 6.2% for the same period. The Fund was competitive with the small-cap index during the pleasantly bullish first quarter, up 6.4% compared to a gain of 7.9% for the Russell 2000. The market began to reverse late in April, with stock prices falling from the interim small-cap high on April 29 through the downturn’s low on June 13, a period that saw RTR fall 7.2% compared to a decline of 10.1% for its benchmark. Stocks then rallied for much of the rest of June, undoing some of the damage the bear’s brief visit created. For the second quarter, the Fund was down 0.9% while the Russell 2000 dropped 1.6%. We were pleased, then, to see RTR defend well when share prices were falling and remain close to the small-cap index during more bullish periods.
      Recent market cycle returns saw a similar pattern. From the small-cap peak on July 13, 2007 through June 30, 2011, the Fund climbed 3.7% while its benchmark was up 2.2%. In the more bullish phase from the interim small-cap low on July 6, 2010 through the end of June 2011, RTR gained 33.1% versus 41.9% for the Russell 2000. (Please see page 6 for more market cycle results.) Although our affection for them has never diminished, we have been disappointed that dividend-paying small-cap and micro-cap stocks have lagged since the last small-cap peak in July 2007. Still, the Fund’s long-term results were strong on both an absolute and relative basis. RTR outperformed the Russell 2000 for the five-, 10-, 15-year and since inception (12/15/93) periods ended June 30, 2011.
The Fund’s average annual total return since inception was 11.3%.
     We have long held that the practice of paying dividends is an excellent measure of a company’s underlying quality. As the U.S. economy has moved from recovery mode to a more modest and uneven expansion, the importance of quality is becoming clearer to investors. Recovery typically benefits weaker companies first as they have the most to lose if a recession persists. However, higher-quality companies are more often rewarded as economies begin to grow again. In fact, many measures of quality such as earnings growth and internal

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

CARBO Ceramics	0.33%

Wolverine World Wide	0.27

Steven Madden	0.26

Helmerich & Payne	0.24

Ascena Retail Group	0.22

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of RTR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

             22  |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

rates of return characterize those companies that have been the leading performers in the market over the past several quarters. Although dividend-payers have not been rewarded recently, we think that a lack of yield elsewhere combined with a shift in investors’ risk preferences should benefit these companies going forward.
      Pleasing to us as we parsed RTR’s return composition was the fact that all 11 equity sectors contributed positively in the first half. Industrials and Energy were the standout performers, with Consumer Discretionary the third-largest contributor. From an industry standpoint, finite resource companies were disproportionately represented as the combination of increasing global importance of emerging economies and the ongoing debasement of the world’s leading currencies helped to keep commodity prices at elevated levels. Energy equipment & services, specialty retail and machinery were the top industry groups, along with a strong showing from chemicals. On the negative side, capital markets, media, and communications equipment companies provided modest drags.
      The Fund’s top five contributors came from either the Energy or Consumer Discretionary sectors. CARBO Ceramics, a long-time Royce holding, was the leading performer in the period. CARBO produces ceramic proppants used in horizontal shale drilling and has benefited from extremely strong pricing in this supply constrained commodity critical to the success of shale wells. Wolverine World Wide, a manufacturer and marketer of a broad range of branded footwear including both casual and work shoes, saw a healthy increase in sales with excellent expense management that propelled both earnings and its stock price higher. With well-known brands such as Merrell, Hush Puppies and Wolverine, as well as global distribution, the company is well positioned for both near- and longer-term growth, especially as brand recognition becomes increasingly important to the emerging consumer.
     While RTR was able to generate a small gain in aggregate from its positions in Financials, the Fund’s largest sector also produced three of the top four detractors. Credicorp, a bank and insurance holding company based in Peru, saw its share price decline as political uncertainty followed the recent presidential elections, which led to a downgrading of investor expectations for the Peruvian economy. PartnerRe, a multi-line reinsurance company based in Bermuda, was negatively affected by the large number of insured events in the period, specifically the May tornadoes and the New Zealand earthquake. While there have clearly been some losses in the short run, our expectation is for improved premium pricing over the next cycle.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Credicorp	-0.16%

PartnerRe	-0.12

American Eagle Outfitters	-0.11

AllianceBernstein Holding L.P.	-0.11

World Wrestling Entertainment Cl. A	-0.09

[1] Net of dividends

ROYCE TOTAL RETURN FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$2,163 million

Weighted Average P/E Ratio[2]		15.5x

Weighted Average P/B Ratio		1.8x

U.S. Investments (% of Net Assets)		81.3%

Non-U.S. Investments (% of Net Assets)		11.9%

Fund Net Assets		$5,046 million

Turnover Rate		11%

Number of Holdings		543

Symbol
Investment Class		RYTRX
Service Class		RYTFX
Consultant Class		RYTCX
Institutional Class		RTRIX
W Class		RTRWX
R Class		RTRRX
K Class		RTRKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RTR	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.24	0.22	0.38

Standard Deviation	18.68	22.20	19.78

[1] Five years ended 6/30/11. Category Median and Best Decile Breakpoint based on 344 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RTR	4.66%	18.68	0.25

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders   |  23

CORE + DIVIDENDS

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			4.63%

One-Year			34.28

Three-Year			10.42

Five-Year			7.50

Since Inception (5/3/04)			9.11

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.58%

Net Operating Expenses			1.51

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2010	30.1%	2007	0.0%

2009	37.7	2006	19.9

2008	-31.5	2005	7.3

TOP 10 POSITIONS % of Net Assets

Federated Investors Cl. B			1.5%

Allied World Assurance Company Holdings			1.1

Reinsurance Group of America			1.1

Ascena Retail Group			1.1

GameStop Corporation Cl. A			1.1

Willis Group Holdings			1.0

Kennametal			1.0

Forward Air			1.0

Greif Cl. A			1.0

Nu Skin Enterprises Cl. A			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			28.1%

Industrials			21.1

Consumer Discretionary			9.8

Materials			7.5

Information Technology			6.9

Health Care			4.3

Energy			3.9

Consumer Staples			3.5

Telecommunication Services			0.1

Utilities			0.0

Miscellaneous			3.2

Preferred Stock			0.0

Cash and Cash Equivalents			11.6

Royce Dividend Value Fund

Managers’ Discussion

Micro-cap, small-cap and mid-cap dividend-paying stocks have lagged the market as a whole recently, which could be seen in the first-half performance of Royce Dividend Value Fund (RDV). For the year-to-date period ended June 30, 2011, the Fund gained 4.6% compared to a 6.2% return for its benchmark, the Russell 2000 Index, for the same period. We were not terribly disappointed with this result, in part because it was a solid absolute return and in part because the Fund performed largely in line with our expectations. During the mostly bullish first quarter, RDV was up 6.2%, trailing its benchmark’s rise of 7.9%. When stock prices began to plunge in late April, the Fund was able to better hold its value. It fell 7.3% versus a drop of 10.1% for the Russell 2000 from the interim small-cap high on April 29, 2011 through the ensuing small-cap low on June 13. For the second quarter, RDV was down 1.5%, narrowly outperforming its benchmark, which was down 1.6%.
     We were very pleased to see the Fund outpace its benchmark in two of three recent market cycle periods. From the small-cap peak on July 13, 2007 through the end of June 2011, RDV rose 17.5% versus a 2.2% gain for the Russell 2000. In the more bullish phase from the bottom on March 9, 2009 through June 30, 2011, the Fund was up 150.8% while its benchmark rose 148.6%. Finally, over the more bearish period from the interim small-cap high on July 6, 2010 through June 30, 2011, RDV climbed 35.8% compared to 41.9% for the small-cap index. (Please see page 6 for more market cycle results.)
     These strong market cycle performances helped the Fund to secure strong absolute results and advantages over its benchmark for longer-term average annual total return periods. RDV beat the Russell 2000 for the three-year, five-year and since inception (5/3/04) periods ended June 30, 2011. The Fund’s average annual total return since inception was 9.1%.
      Year-to-date through the end of June, all but one of the Fund’s 10 equity sectors were in positive territory. Industrials, Energy and Information Technology were the Fund’s best-performing sectors. At the industry level, these sectors were led by the machinery

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Helmerich & Payne	0.26%

MAXIMUS	0.26

Timberland Company (The) Cl. A	0.25

Energen Corporation	0.22

Cognex Corporation	0.22

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

             24  |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

group, energy equipment & services companies, and electronic equipment, instruments & components stocks. The Financial sector was the Fund’s largest sector weighting at the end of the semiannual period, with much of our exposure in capital markets companies, which includes asset management and insurance. These kinds of businesses have historically made up a sizable portion of the portfolio, mostly because they generally boast above-average dividend yields. Our focus over the past several quarters has remained on these industries, although we remain underweight banks as balance sheets are still not compelling.
      Losses at the sector, industry and individual position levels were comparatively modest. PetMed Express, which markets non-prescription and prescription pet medications and other health products, was the greatest detractor to performance during the semiannual period. Based in Pompano Beach, Florida, the company experienced lower gross profit margins due in part to its new lower price strategy. We held our shares at the end of June, liking its long-term prospects and pristine balance sheet. Manpower, the world’s third-largest provider of temporary staffing services, was also a negative for the Fund. The company has been benefitting from a confluence of cyclical and secular factors that have been driving a rapid increase in temporary workers on a global basis, but it has also been under pressure due to global economic concerns and lingering high unemployment here in the U.S. We have long admired the company’s business mix, strong management team, and focus on return on invested capital.

     Helmerich & Payne was the greatest contributor to performance in the first half. A contract driller that provides offshore drilling services worldwide and land drilling in the U.S., its stock price moved around quite a bit during the year’s opening half, as oil prices were very volatile. However, it finished June near its 2011 high, due in large part to demand for its innovative services and the company’s large number of new, modernized rigs that offer both higher safety and increased efficiency. We were impressed that management chose to upgrade its rig supply when most competitors were content to refurbish theirs. MAXIMUS provides outsourcing and consulting services for governments across the globe. Its recent success came from running welfare-to-work-type programs in Australia and the U.K. Although we took some gains in the first half, we think that the company remains well-positioned to potentially benefit from the Affordable Care Act putting more people on Medicaid. For several years, we have had high regard for the strong brand and balance sheet of the New Hampshire-based footwear and apparel business The Timberland Company. Its acquisition by a large apparel company was announced in June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

PetMed Express	-0.16%

ManpowerGroup	-0.12

Foster (L.B.) Company Cl. A	-0.11

AllianceBernstein Holding L.P.	-0.11

World Wrestling Entertainment Cl. A	-0.11

[1] Net of dividends

ROYCE DIVIDEND VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/3/04

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,990 million

Weighted Average P/E Ratio[2]		16.2x

Weighted Average P/B Ratio		2.0x

U.S. Investments (% of Net Assets)		71.2%

Non-U.S. Investments (% of Net Assets)		17.2%

Fund Net Assets		$285 million

Turnover Rate		6%

Number of Holdings		265

Symbol
Investment Class		RDVIX
Service Class		RYDVX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RDV	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.38	0.22	0.38

Standard Deviation	19.45	22.20	19.78

[1] Five years ended 6/30/11. Category Median and Best Decile Breakpoint based on 344 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RDV	7.50%	19.45	0.39

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders  |  25

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			8.89%

One-Year			41.62

Three-Year			8.15

Five-Year			8.98

10-Year			11.63

15-Year			12.57

Since Inception (12/31/91)			12.89

ANNUAL EXPENSE RATIO

Operating Expenses			1.12%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2010	26.5%	2002	-7.8%

2009	33.3	2001	9.6

2008	-28.3	2000	17.1

2007	12.7	1999	11.5

2006	8.8	1998	6.7

2005	17.1	1997	18.4

2004	22.8	1996	18.1

2003	38.7	1995	17.8

TOP 10 POSITIONS % of Net Assets

Gartner			2.4%

Lincoln Electric Holdings			2.4

Unit Corporation			2.3

Trican Well Service			2.1

Nu Skin Enterprises Cl. A			2.1

Pan American Silver			1.9

Ensign Energy Services			1.8

Westlake Chemical			1.8

Woodward			1.8

Gardner Denver			1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			21.0%

Information Technology			16.7

Consumer Discretionary			12.4

Materials			10.6

Financials			10.5

Energy			7.0

Health Care			4.2

Consumer Staples			4.1

Miscellaneous			0.7

Cash and Cash Equivalents			12.8

Royce Premier Fund

Managers’ Discussion
While Royce Premier Fund (RPR) was subject to the same volatility that affected the equity markets in the first half of 2011, it managed its way through in more than respectable fashion. RPR gained 8.9% for the year-to-date period ended June 30, 2011, outpacing its small-cap benchmark, the Russell 2000 Index, which was up 6.2% for the same period. The Fund accomplished its strong result with a combination of solid turns in both the up and down phases of the year’s first six months.
     During the more bullish and less volatile first quarter, RPR gained 10.1% versus 7.9% for the small-cap index. The second quarter saw highly volatile commodity prices, catastrophes in Japan, natural disasters here in the U.S., discouraging economic data and the revived specter of a European debt crisis, all of which conspired to depress share prices through most of May and half of June. Small-caps hit an interim high on April 29 and dropped more or less steadily until a rally in mid-June helped to win back some gains.

The Fund performed just as we would hope during this challenging period, falling 3.4% from the interim small-cap high on April 29 through the end of June, versus a decline of 4.1% for the Russell 2000 Index. For the second quarter as a whole, RPR was down 1.1% compared to a loss of 1.6% for its small-cap benchmark.
     Recent market cycle results were strong on an absolute basis. From the small-cap trough on March 9, 2009 through June 30, 2011, RPR rose 145.7% compared to a gain of 148.6% for its benchmark. The Fund climbed 44.1% from the interim small-cap low on July 6, 2010 through the end of June 2011 versus a 41.9% return for the small-cap index. (Please see page 6 for more market cycle results.) We were even more pleased with the Fund’s longer-term calendar-year results. RPR outperformed the Russell 2000 for the one-, three-, five-, 10-, 15-year, and since inception (12/31/91) periods ended June 30, 2011. The Fund’s average annual total return since inception was 12.9%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Varian Semiconductor Equipment Associates	1.16%

Fossil	1.10

Timberland Company (The) Cl. A	0.87

Unit Corporation	0.66

Gartner	0.50

[1] Includes dividends

     Top-ten position Pan American Silver specializes in low-cost silver production and operates mines in Mexico, Bolivia, Argentina and Peru. Along with the slumping price of silver, the second of these nations proved to be a problem for the company in April when its president-elect was campaigning on the possibility of nationalizing or heavily taxing mining operations. Since being elected, he has taken a more moderate position. While the country is the world’s largest silver producer, we thought that the company was well-equipped to manage the situation

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Shares of RPR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

             26  |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

and found the market’s overreaction puzzling, especially given the company’s relatively light exposure to Peru. We still liked its long-term prospects at the end of June. Thor Industries manufactures recreation vehicles, small and mid-size buses, and related accessories. A long-time holding and the Fund’s eleventh largest position at the end of June, Thor suffered through tough times for big-ticket discretionary businesses. In addition, higher gas prices and stubborn unemployment were particularly bad for its business. However, the company continues to execute well and expand its market share. We bought a modest number of shares between February and April. We also added to our position in for-profit education business Strayer Education and held large stakes in old favorites Schnitzer Steel Industries and Sims Metal Management.
      The Fund’s top-performing sectors were Information Technology and Consumer Discretionary. The first half’s top performer was a long-term holding from the IT sector, Varian Semiconductor Equipment Associates, which first drew our interest for its strong balance sheet and impressive market leadership in the semiconductor capital equipment business. Like many small-cap businesses, it was subject to the ‘urge to merge’ when its acquisition at a substantial premium was announced in May. We began to sell our stake as its price rose. Fossil, which we first purchased for RPR in 2003, continued to benefit from strong global demand for watches and other accessories. It was one of a small number of retailers to thrive through the recession. The company has also—wisely in our estimation—focused more and more on distributing its products through its own retail outlets. Its performance over the last few years has exceeded even our most optimistic expectations. Although we took gains through the first half, it was the Fund’s twelfth largest position at the end of June.

     In June, the acquisition of The Timberland Company by a large apparel company was announced. We had long loved the strong brand and balance sheet of the New Hampshire-based footwear and apparel business. The stock traded very cheaply over the last few years as a result of reduced consumer demand, some earnings disappointments, rising leather costs and import tax issues that hampered its business in Europe, so we were very pleased to see it acquired at a sizable premium, which prompted us to begin selling in earnest early in June. Unit Corporation, which we have owned in the portfolio since 2002, is a hybrid company in the oil and natural gas industry, offering services to other exploration and production firms as well as conducting its own activities in those areas. Its share price was quite volatile in the first half, but ended June on a high note.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Pan American Silver	-0.75%

Thor Industries	-0.27

Schnitzer Steel Industries Cl. A	-0.26

Sims Metal Management ADR	-0.22

Strayer Education	-0.20

[1] Net of dividends

ROYCE PREMIER FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/91

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$2,618 million

Weighted Average P/E Ratio[2]		18.2x

Weighted Average P/B Ratio		2.5x

U.S. Investments (% of Net Assets)		72.2%

Non-U.S. Investments (% of Net Assets)		15.0%

Fund Net Assets		$7,643 million

Turnover Rate		10%

Number of Holdings		76

Symbol
Investment Class		RYPRX
Service Class		RPFFX
Consultant Class		RPRCX
Institutional Class		RPFIX
W Class		RPRWX
R Class		RPRRX
K Class		RPRKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RPR	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.43	0.22	0.30

Standard Deviation	20.68	22.20	21.02

[1] Five years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 344 small-cap objective funds (lowest expense class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RPR	8.98%	20.68	0.43

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders  |  27

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			3.11%

One-Year			27.12

Three-Year			11.33

Five-Year			7.68

10-Year			10.81

Since Inception (5/1/98)			9.32

ANNUAL EXPENSE RATIO

Operating Expenses			1.16%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2010	19.6%	2004	13.9%

2009	28.4	2003	27.6

2008	-19.6	2002	15.3

2007	4.7	2001	30.7

2006	14.0	2000	16.3

2005	-1.0	1999	-9.6

TOP 10 POSITIONS % of Net Assets

Bio-Rad Laboratories Cl. A			3.7%

AVX Corporation			3.5

Lubrizol Corporation (The)			3.3

Bed Bath & Beyond			3.0

Lancaster Colony			2.7

Hubbell Cl. B			2.6

American Eagle Outfitters			2.5

Teradyne			2.4

Clearwater Paper			2.4

Thomas & Betts			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			23.5%

Consumer Discretionary			21.5

Information Technology			20.8

Materials			10.9

Health Care			8.3

Consumer Staples			6.9

Cash and Cash Equivalents			8.1

Royce Special Equity Fund

Manager’s Discussion
The market struggled through the latter part of 2011’s first half, reflecting investors’ growing concerns about a host of issues, including global debt, the viability of the U.S. economy’s recovery, unemployment, etc. Royce Special Equity Fund (RSE) was not immune to the effects of this widespread apprehension. For the year-to-date period ended June 30, 2010, the Fund gained 3.1% versus 6.2% for its small-cap benchmark, the Russell 2000 Index, for the same period. We were not especially disappointed in this result, in part because it was a solid absolute return and in part because the Fund performed largely in line with our expectations. During the mostly bullish first quarter, RSE was up 5.7%, trailing its benchmark’s rise of 7.9%. When stock prices began to plunge in late April, the Fund better held its value, falling 8.4% versus a drop of 10.1% for the Russell 2000 from the interim small-cap high on April 29, 2011 through the subsequent low on June 13. For the second quarter, RSE was down 2.4%, trailing its benchmark, which declined 1.6%.
     From the small-cap peak on July 13, 2007 through the end of June 2011, RSE rose 16.0% versus a 2.2% gain for the Russell 2000. In the more bullish phase from the bottom on March 9, 2009 through June 30, 2011, the Fund was up 102.6% while its benchmark rose 148.6%. Finally, from the interim small-cap high on July 6, 2010 through June 30, 2011, RSE climbed 30.0% compared to a gain of 41.9% for the small-cap index. (Please see page 6 for more market cycle results.) Longer-term results, were decidedly in favor of the Fund. RSE beat the Russell 2000 for the three-, five-, 10-year, and since inception (5/1/98) periods ended June 30, 2011. The Fund’s average annual total return since inception was 9.3%.

     Macro forces have dominated the market rather than company-specific themes for most of the semiannual period. Within the past several months, we saw investors’ expectations of the $14.5 trillion U.S. economy swing from fears of overheating to angst regarding a double dip. Not to be minimized is the novelty and uniqueness of the situation in which we find ourselves, with investors looking from the top down and swaying with the news, not so much investing as renting. This in part, though only in part, helps to explain corporations’ reluctance to part with cash. Absence of clarity causes inaction or extreme reactions to whatever statements are made.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Lubrizol Corporation (The)	0.94%

Bed Bath & Beyond	0.47

Bio-Rad Laboratories Cl. A	0.40

Wolverine World Wide	0.33

Thomas & Betts	0.29

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          28  |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

     We believe that our ability to differentiate among stocks is crucial at this juncture. One needs, within the confines of strict adherence to discerning metrics, to find securities that could benefit from whatever comes of our tangled situation. We also think that, regardless of the ultimate outcome, inexpensive, quality businesses that generate free cash flow remain, at a minimum, relatively better than other investment choices, and we continue to believe they can provide solid absolute returns and are likely to outperform. The ability to pay, and even increase, dividends also seems valuable to us in a scenario of either inflation or deflation. Thus, we believe that the tangibility of dividends from companies generating stable cash flow will become more important. We expect the market to be more discerning about stocks—quality and valuation should become increasingly important. Free cash flow’s importance should also increase for this reason. It has been a long time since the continuing generation of free cash has been more valuable.
     Year-to-date through the end of June, six of the Fund’s seven equity sectors were positive performers, with Health Care, Consumer Discretionary and Industrials having the largest impact. Chemicals, electrical equipment, and the textile, apparel & luxury goods group were the Fund’s top-performing industries.

     Bio-Rad Laboratories was the Fund’s largest holding at the end of June and one of its top performers for the period. The Hercules, California-based company manufactures for the life science research, healthcare, analytical chemistry and other markets with a broad range of consumables, instruments, and systems used to separate complex chemical and biological materials and to identify, analyze and purify their components. Its entrenched clinical diagnostic and life science franchise are highly insulated from macroeconomic volatility. Lubrizol Corporation was the portfolio’s best performer during the semiannual period. The Ohio-based manufacturer of performance chemicals to diverse markets worldwide announced that it was going to be acquired by Berkshire Hathaway. National Presto Industries was the largest detractor to performance during the period. The Eau Claire, Wisconsin based company is a diversified manufacturing firm that produces defense products, small appliances, and absorbent products. National products include precision mechanical and electro-mechanical products for the U.S. Department of Defense.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

National Presto Industries	-0.48%

American Eagle Outfitters	-0.33

Clearwater Paper	-0.30

Baker (Michael)	-0.27

Foster (L.B.) Company Cl. A	-0.26

[1] Net of dividends

ROYCE SPECIAL EQUITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/1/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,508 million

Weighted Average P/E Ratio[2]		14.8x

Weighted Average P/B Ratio		2.1x

U.S. Investments (% of Net Assets)		91.9%

Non-U.S. Investments (% of Net Assets)		0.0%

Fund Net Assets		$2,536 million

Turnover Rate		7%

Number of Holdings		75

Symbol
Investment Class		RYSEX
Service Class		RSEFX
Consultant Class		RSQCX
Institutional Class		RSEIX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RSE	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.42	0.22	0.38

Standard Deviation	16.69	22.20	19.78

[1] Five years ended 6/30/11 Category Median and Best Decile Breakpoint based on 344 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RSE	7.68%	16.69	0.46

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders  |  29

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			6.17%

One-Year			37.71

Three-Year			5.40

Five-Year			7.56

10-Year			12.26

Since Inception (6/14/01)			12.64

ANNUAL EXPENSE RATIO

Operating Expenses			1.46%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2010	25.0%	2005	17.2%

2009	44.7	2004	30.9

2008	-34.2	2003	54.3

2007	3.8	2002	-23.5

2006	16.8

TOP 10 POSITIONS % of Net Assets

GameStop Corporation Cl. A			3.3%

Unit Corporation			3.0

Allied Nevada Gold			2.9

Helmerich & Payne			2.9

Ascena Retail Group			2.8

Teradyne			2.7

Reliance Steel & Aluminum			2.6

ManTech International Cl. A			2.4

Buckle (The)			2.3

Reinsurance Group of America			2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			18.7%

Materials			17.9

Information Technology			17.1

Consumer Discretionary			16.2

Energy			11.5

Industrials			7.5

Health Care			5.5

Consumer Staples			2.4

Miscellaneous			1.5

Cash and Cash Equivalents			1.7

Royce Value Fund

Managers’ Discussion
Royce Value Fund (RVV) managed to effectively roll with the punches as the equity markets grew more volatile later in the first half of 2011, making us satisfied with its results through the year’s first six months. RVV gained 6.2% for the year-to-date period ended June 30, 2011, essentially even with its small-cap benchmark, the Russell 2000 Index, which was up 6.2% for the same period. The Fund did especially well when share prices were mostly rising into the last days of April.
     During the first quarter, RVV rose 10.0% versus 7.9% for the small-cap index. The second quarter was a less comfortable time, with a host of factors, including calamities in Japan, devastating floods and tornadoes here in the U.S., discouraging economic data and the renewed possibility of a European debt crisis all working together to keep the stock market falling through all of May and the first two weeks of June. After hitting an interim high on April 29, small-caps plummeted before the mid-June rally helped stocks to recover some gains. The Fund fell 3.5% in the second quarter, behind the 1.6% decline for the Russell 2000 Index. Recent market cycle results were strong on an absolute basis, though more mixed when compared to the benchmark. In the more bearish peak-to-current period from the small-cap peak on July 13, 2007 through June 30, 2011, RVV was up 11.4% versus a 2.2% gain for the Russell 2000. From the small-cap trough on March 9, 2009 through June 30, 2011, the Fund rose 143.0% compared to a gain of 148.6% for its benchmark. Finally, RVV gained 40.3% from the interim small-cap low on July 6, 2010 through the end of June 2011 versus a 41.9% return for the small-cap index. (Please see page 6 for more market cycle results.) We were very pleased with the Fund’s longer-term average annual total returns. RVV outperformed the Russell 2000 for the one-, five-, 10-year and since inception (6/14/01) periods ended June 30, 2011. The Fund’s average annual total return since inception was 12.6%.

     Three sectors dominated results in the first half—Energy, Information Technology and Consumer Discretionary, while the only notable loss at the sector level was in Materials stocks, home to the industry that detracted most from performance in the semiannual period, metals & mining companies. Top-20 position Pan American Silver suffered from the twin effects of tarnished silver prices in the second quarter and its exposure to Peru, whose president-elect

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Varian Semiconductor Equipment Associates	1.49%

Helmerich & Payne	0.92

Allied Nevada Gold	0.82

Unit Corporation	0.79

Ascena Retail Group	0.63

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          30  |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

campaigned on the idea of nationalizing or heavily taxing the country’s mining industries. Although he took a far more moderate position after being elected, these threats exacerbated the share prices decline of many silver mining businesses back in April. Our own thought was that this leading low-cost silver producer’s exposure to Peru is at a manageable level, and the long-term prospects of current operations in Mexico and Argentina were enough to keep us happily holding at the end of June. The prospect of new, margin-contracting regulations from the U.S. government played a large role in the struggles of LHC Group in the first half. The company provides home healthcare and in our view is a well-managed business in an attractive niche. Its stock was trading cheaply when we were building our position in 2010 because of uncertainty about how the Affordable Care Act would affect its industry. However, we are now carefully watching the stock, thinking that it could potentially benefit from the wave of industry consolidation that may result once new home healthcare rules are in place, and as long as the new regulations do not depress margins too greatly.
      One potential benefit of owning small-cap stocks is that larger businesses are often interested in acquiring them, which was the case with the Fund’s top contributor in the first half, Varian Semiconductor Equipment Associates. Re-initiating a position in August 2010, we had built a large stake by the end of last year. For several years, we had liked the company’s market leadership position in the semiconductor capital equipment business as well as its low-debt balance sheet. We began to take gains after hearing the news of its acquisition at a healthy premium. Top-ten position Helmerich & Payne is a contract driller that provides offshore drilling services worldwide and land drilling in the U.S. Its stock price moved around quite a bit during the year’s opening half, as oil prices were very volatile. However, it finished June near its 2011 high, due in large part to demand for its innovative services and the company’s large number of new, modernized rigs that offer both higher safety and increased efficiency. We were impressed that management chose to upgrade its rig supply when most competitors were content to refurbish theirs. The price of Unit Corporation was similarly volatile in the first half and also ended the period higher than where it began. First buying shares in the portfolio late in 2002, we have long been interested in its position as a hybrid business in the oil and natural gas industry. It provides services to other exploration and production companies well as operating its own business in those areas. Still liking its long-term potential, we added to our stake in June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Pan American Silver	-0.65%

LHC Group	-0.35

Knight Capital Group Cl. A	-0.33

Centamin Egypt	-0.30

Westlake Chemical	-0.30

[1] Net of dividends

ROYCE VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$2,701 million

Weighted Average P/E Ratio[2]		12.8x

Weighted Average P/B Ratio		1.9x

U.S. Investments (% of Net Assets)		74.5%

Non-U.S. Investments (% of Net Assets)		23.8%

Fund Net Assets		$2,073 million

Turnover Rate		17%

Number of Holdings		75

Symbol
Investment Class		RVVHX
Service Class		RYVFX
Consultant Class		RVFCX
Institutional Class		RVFIX
R Class		RVVRX
K Class		RVFKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RVV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.36	0.22	0.30

Standard Deviation	22.87	22.20	21.02

[1] Five years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 344 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RVV	7.56%	22.87	0.33

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders  |  31

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			5.33%

One-Year			35.53

Three-Year			11.16

Five-Year			8.24

Since Inception (6/30/03)			12.34

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.50%

Net Operating Expenses			1.49

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2010	24.8%	2006	13.7%

2009	38.0	2005	14.9

2008	-29.2	2004	27.2

2007	7.3

TOP 10 POSITIONS % of Net Assets

Oil States International			1.6%

Helmerich & Payne			1.5

Kennametal			1.4

Sims Metal Management ADR			1.3

Intrepid Potash			1.3

Warnaco Group (The)			1.3

GrafTech International			1.3

HEICO Corporation Cl. A			1.3

FARO Technologies			1.3

Verisk Analytics Cl. A			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			29.2%

Information Technology			19.8

Consumer Discretionary			10.6

Financials			10.5

Materials			10.3

Energy			9.0

Health Care			2.2

Consumer Staples			0.8

Miscellaneous			2.4

Cash and Cash Equivalents			5.2

Royce 100 Fund

Managers’ Discussion
Although relative results for Royce 100 Fund (ROH) were not as strong as we would prefer, we were otherwise quite pleased with its performance through the first six months of 2011. The Fund was up 5.3% for the year-to-date period ended June 30, 2011, trailing its small-cap benchmark, the Russell 2000 Index, which rose 6.2% for the same period. ROH’s performance in the first half reflected the divided nature of the market, with four months of mostly rising share prices followed by a highly volatile two months which included a sharp correction that was in turn nearly undone by a dynamic rally that closed out the period.
     During the more bullish first quarter, the Fund gained 8.3%, narrowly outperforming the Russell 2000, which was up 7.9% for the same period. April was a strong month as well, with the small-cap market hitting its 2011 high on April 29, the final business day of the month. The Fund lagged its benchmark for the month, up 1.9% versus 2.6%. For the second quarter as a whole, ROH continued to trail, down 2.7% versus a loss of 1.6% for the Russell 2000, though the Fund lost a bit less than the small-cap index during the downturn from April 29 through the next low on June 13, falling 9.4% versus a loss of 10.1%.

      In recent market cycles, the Fund’s absolute results were solid, while its relative performance was stronger in more bearish phases, as we would typically expect. From the small-cap market peak on July 13, 2007 through June 30, 2011, ROH climbed 21.8% versus a 2.2% gain for the Russell 2000. In the more bullish period from the bottom on March 9, 2009 through the end of June 2011, the Fund was up 142.3% compared to a gain of 148.6% for the benchmark. Results were also close from the interim small-cap trough on July 6, 2010 through June 30, 2011, with ROH gaining 38.2% versus a 41.9% return for the small-cap index. The Fund outpaced the Russell 2000 for the three-year, five-year and since inception (6/30/03) periods ended June 30, 2011. ROH’s average annual total return since inception was 12.3%.
      Portfolio losses were relatively modest at the sector, industry and position levels. DreamWorks Animation produces animated films. We view it as a conservatively capitalized

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Helmerich & Payne	0.48%

SRA International Cl. A	0.35

HEICO Corporation Cl. A	0.33

Oil States International	0.33

FARO Technologies	0.30

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses at below 1.49% through April 30, 2012. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          32  |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

business with a great brand and solid business. Its stock was hampered in the first half by slowing DVD sales and sub-par box office receipts for “Kung Fu Panda 2.” Still confident in its long-term prospects, we built our position between March and June. Earlier in the year, we added to our stake in Knight Capital Group, a financial services business. The company has been expanding its range of services, but the moves have resulted in more debt on its balance sheet than we like to see. However, its stock traded at less than tangible book value through much of the second quarter, and we have long liked its core sales and trading business, so we have chosen to hang on for now.
     Information Technology and Industrials were the portfolio’s top contributors in the first half. Two of the Fund’s five highest gainers came from the first of these sectors. Government technology consulting business SRA International became part of the active M&A (mergers & acquisitions) market when its acquisition at an attractive premium was announced in April, which led us to sell our shares. We had initially liked its core business and low-debt balance sheet. FARO Technologies was something of an anomaly compared to most stocks. Its share price was both lower and more volatile in the first quarter than it was in the second. In any case, this maker of 3-D measurement systems for a variety of applications benefited from ongoing high demand internationally and revived demand here in the U.S. We made a modest increase to our position in March. HEICO Corporation was the top contributor in the Industrials sector. The company manufactures electronic products primarily for the aerospace and defense industries. Growing global air traffic has helped to create robust demand for aftermarket airplane parts.

Airlines have thus been increasing capacity, and their own improved financial condition made them more willing to spend on parts re-stocking as the recession lifted.
     The Energy sector was also a notable positive contributor to first-half results. Oil and gas drill manufacturer Helmerich & Payne is a long-time Royce favorite that we first bought in ROH’s portfolio in 2009. The company’s stock was a bit volatile in 2011’s second quarter, but made a strong finish in June. Demand for its newer, safer fleet of rigs appeared to attract investors to what we regard as a fundamentally sound and well-managed business. Top holding—and one of 2010’s top performers—Oil States International provides specialized products and services to the oil and gas industry. Like many energy services businesses, its performance was fueled by ongoing shale gas and oil activity that put its wares in high demand.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

DreamWorks Animation SKG Cl. A	-0.27%

Knight Capital Group Cl. A	-0.17

ManpowerGroup	-0.16

Cowen Group Cl. A	-0.16

Sims Metal Management ADR	-0.15

[1] Net of dividends

ROYCE 100 FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$2,308 million

Weighted Average P/E Ratio[2]		20.5x

Weighted Average P/B Ratio		2.3x

U.S. Investments (% of Net Assets)		82.7%

Non-U.S. Investments (% of Net Assets)		12.1%

Fund Net Assets		$498 million

Turnover Rate		7%

Number of Holdings		100

Symbol
Investment Class		ROHHX
Service Class		RYOHX
R Class		ROHRX
K Class		ROHKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	ROH	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.40	0.22	0.30

Standard Deviation	21.00	22.20	21.02

[1] Five years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 344 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

ROH	8.24%	21.00	0.39

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders  |  33

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]	0.90%

One-Year	28.70

Since Inception (2/27/09)	28.01

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	1.96%

Net Operating Expenses	1.50

[1] Not annualized

TOP 10 POSITIONS % of Net Assets

Franklin Resources	3.4%

Allied Nevada Gold	3.3

Berkshire Hathaway Cl. B	3.2

Western Digital	3.2

GameStop Corporation Cl. A	3.1

Trican Well Service	2.9

Analog Devices	2.8

Ensco ADR	2.7

Microsoft Corporation	2.7

Value Partners Group	2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials	29.0%

Financials	19.5

Information Technology	18.6

Energy	12.3

Consumer Discretionary	6.3

Consumer Staples	4.2

Industrials	3.9

Health Care	0.9

Diversified Investment Companies	0.9

Cash and Cash Equivalents	4.4

Royce Focus Value Fund

Managers’ Discussion
A highly volatile market, particularly for many hard asset and industrial stocks, made for a disappointing first half for Royce Focus Value Fund (RFV), one of our offerings that can include selections beyond our core small-cap universe. The Fund was up 0.9% for the year-to-date period ended June 30, 2011, well behind the 8.1% gain posted by its benchmark, the Russell 2500 Index, for the same period. Although the Fund began the year with a strong absolute performance in the first quarter, in which it rose 6.6%, it was still behind its benchmark, which was up 8.7%.
     The onset of higher volatility in the second quarter only worsened matters on both an absolute and relative basis. RFV fell 5.4% in the second quarter compared to a decline of 0.6% for the Russell 2500. The Fund declined 11.3% from the first half’s small-cap high on April 29 through the low on June 13, while the small-cap and mid-cap index declined 8.8%. Needless to say, we were working toward a better result on both an absolute and relative basis and were more discouraged by the Fund’s failure to hold its value during the downdraft than we were in its inability to keep pace in those first-half periods when share prices were mostly on the rise.

     The Fund’s inception in February 2007 came not long before the 2008 financial crisis. Sifting through purchase candidates, first in a deep bear market then in a dynamic rally, left the portfolio holding more cash than was ideal in its early months. This, combined with 2011’s first-half showing, left RFV at a considerable disadvantage relative to its benchmark in recent market cycle periods. From the March 2009 bottom through June 30, 2011, the Fund rose 80.6% compared to a gain of 153.6% for the Russell 2500. RFV narrowed the spread from the interim small-cap low on July 6, 2010 though the end of June 2011, gaining 30.3% versus 42.5% for the benchmark. Nevertheless, the Fund’s average annual total return since inception (2/27/09) was 28.0%.
     The Materials sector detracted most from first-half results, and within the sector the biggest losses came from holdings in the metals & mining industry. Many of these stocks were among 2010’s top performers, including the Fund’s largest detractor in 2011’s first half, Pan American Silver, a Canadian company with operating mines in Mexico, Argentina, Bolivia and Peru. It

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Varian Semiconductor Equipment Associates	1.65%

Allied Nevada Gold	0.85

Helmerich & Payne	0.70

Franklin Resources	0.55

Unit Corporation	0.40

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          34  |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

passed a key test that we have for mining companies, successfully transitioning from metals exploration to production. Its stock was punished by both the sharp reversal in silver prices and the negative effect of the president-elect of Peru campaigning on threats to nationalize or highly tax the country’s mining industries, a position he considerably moderated once he was elected. We thought that the company was eminently capable of effectively managing its comparatively low Peruvian exposure and thus bought more shares in May. It was the Fund’s eleventh largest holding at the end of the semiannual period. While the Arab Spring was a momentous event, unrest in Egypt had little effect on the gold mining business of Centamin Egypt. Its name alone, however, appeared to be enough to drive investors away. Seeing that operations at its primary mine in Egypt were continuing largely unaffected by political events, we added to our position in the first half.
     Also in the Materials sector, Allied Nevada Gold reflected the volatility of both the stock market and precious metals prices, though it ended the first half as the Fund’s second-largest positive contributor. A longer-term holding in older Royce portfolios, we were first drawn to its pristine balance sheet and skill at moving from exploration to production in several gold mines. We built our position in RFV’s portfolio between September 2010 and June 2011. The first half’s top performer came from the IT sector, Varian Semiconductor Equipment Associates. We were impressed by its strong balance sheet and impressive market leadership in the semiconductor capital equipment business. Like many small-cap businesses of late, it was subject to M&A (merger & acquisition) activity—its acquisition at a substantial premium was announced in May, when we sold our shares as its price rose.

     Helmerich & Payne provides offshore drilling services worldwide and land drilling in the U.S. Its stock price was a bit volatile through the end of June, reflecting energy prices in general. However, it finished June near its 2011 high, due in large part to demand for its innovative services and the company’s large number of new, modernized rigs that offer both higher safety and increased efficiency. Adding shares in January, we were impressed that management chose to upgrade the company’s rig supply recently when most competitors were content to refurbish theirs.
     While the share price of Xyratex rebounded in the June rally, it was not nearly enough to keep it from being a detractor to first-half performance. The company makes hard disks for large-scale data storage needs. High expectations for its business led its share price to rise in the second half of last year, and helped lead to a vicious sell-off when middling results were announced earlier this year. Although we still like the company’s core business and balance sheet, we sold our position in May thinking that there were quality opportunities elsewhere in the market.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Pan American Silver	-0.71%

Xyratex	-0.56

Patriot Transportation Holding	-0.54

Centamin Egypt	-0.51

Schnitzer Steel Industries Cl. A	-0.36

[1] Net of dividends

ROYCE FOCUS VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 2/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$4,588 million

Weighted Average P/E Ratio[2]	13.1x

Weighted Average P/B Ratio	2.1x

U.S. Investments (% of Net Assets)	71.8%

Non-U.S. Investments (% of Net Assets)	23.8%

Fund Net Assets	$10 million

Turnover Rate	17%

Number of Holdings	52

Symbol
Service Class	RYFVX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/11).

The Royce Funds 2011 Semiannual Report to Shareholders  |  35

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]	4.41%

One-Year	34.70

Since Inception (4/27/09)	17.99

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	3.76%

Net Operating Expenses	1.53

[1] Not annualized

TOP 10 POSITIONS % of Net Assets

Value Partners Group	4.9%

Valmont Industries	4.5

IPG Photonics	4.2

ProShares UltraShort 20+ Year Treasury	4.1

NVR	3.8

Fluor Corporation	2.7

Marsh & McLennan	2.6

Western Union	2.2

Ashmore Group	2.2

Northern Trust	2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials	30.0%

Industrials	27.6

Information Technology	11.8

Consumer Discretionary	8.9

Diversified Investment Companies	4.1

Energy	2.7

Materials	2.2

Health Care	0.6

Cash and Cash Equivalents	12.1

Royce Partners Fund

Manager’s Discussion
Royce Partners Fund (PTR) is one of a select group of Royce offerings with its roots firmly entrenched in the smaller company universe while also having the flexibility to pursue opportunities up and down the capitalization spectrum. With our view that leadership in the market will most likely rotate between small-cap and large-cap stocks over time, we see this flexibility as having great value. We use the same rigorous analytical standards of strong balance sheets, high internal rates of return and appropriate valuation and long-term investment horizon that have come to define our disciplined approach over nearly four decades. So while a large portion of the portfolio will continue to be sourced from our favored segment of smaller companies, the opportunity exists to take advantage of market dislocations and above-average volatility to apply our methodology to companies of all sizes. In the volatile first half of 2011, PTR fell behind its benchmark, advancing 4.4% compared to the Russell 2500 Index, which rose 8.1% over the same period.
     While the performance of many corporations exceeded our expectations in 2011’s first half, many of the same structural problems that plagued the first half of 2010 resurfaced to shake investor confidence. The weaker periphery of Europe was once again front and center as sovereign financing costs went higher and few substantive solutions were put forth from either the ECB or Euro zone leaders. China continued to tighten credit as inflationary pressures added to risks that this increasingly important global economy was getting closer to overheating. Here in the U.S., supply chain disruptions following the Japanese tsunami and a consumer pinched by higher oil prices led to renewed fears that the recovery was on shaky footing, particularly as the Fed’s program of quantitative easing drew to a close. Stalled negotiations on the debt ceiling and a Congress unable to construct a viable plan for debt reduction also weighed on the minds of investors leading to a mid-quarter correction of roughly 10%.
     In the strong first quarter, PTR produced a decent absolute return of 5.9%, though it was behind the Russell 2500’s 8.7% advance. The second quarter, which included the very difficult month of May followed by a partial recovery in June, also saw PTR underperform its benchmark, albeit more modestly. PTR fell 1.4% compared to the index, which fell 0.6%. Since its inception at the tail end of the financial crisis, the Fund has lagged its benchmark

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

IPG Photonics	1.90%

ServiceSource International	1.30

Cohen & Steers	0.48

MasterCard Cl. A	0.41

Ashmore Group	0.39

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012 and 1.99% through April 30, 2021. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          36  |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

owing in large part to a cautious investment stance in what turned out to be the beginning of a powerful recovery from the bear market lows.
     Five of the Fund’s eight equity sectors were in positive territory in the first half, with far and away the biggest contribution from the Information Technology sector. While this sector was in the middle of the pack in its contribution to the benchmark’s overall return, three of PTR’s top four performing investments came from this important sector. Industrials and Consumer Discretionary were the next best contributors while Financials and Diversified Investment Companies were the Fund’s two weakest sectors. Financials also continued to be a drag on performance for the Russell 2500 Index, finishing in last place there as well. While PTR has limited exposure to banks, where most of the negative headlines still persist, our favored industry, capital markets, also struggled in the period as investor flows into equities turned negative during the market’s drawdown, affecting several of our investments in asset managers. On the other hand, three investment management companies were among the Fund’s top-ten contributors—Cohen & Steers, Ashmore Group and VZ Holding.
     IPG Photonics, a leading manufacturer of fiber lasers and amplifiers experienced continued expansion in end markets for fiber laser technology. Already surpassing 2008 peak earnings levels, we believe that accelerating expansion in global end markets combined with IPG’s first mover advantage in numerous laser applications leaves the company well-positioned for continued success. ServiceSource International offers several technology products that assist customers in maximizing and growing renewal rates from maintenance, support and subscription agreements. Benefiting from increasing use of cloud-based solutions for service revenue management, ServiceSource saw it share price appreciate nicely, commensurate with increasing expectations for growth in its earnings profile.
     Value Partners Group, a leading value-based asset manager focusing on China and the greater Asia-Pacific region, saw its share price decline as continued interest rate increases by China’s monetary authority weighed on regional share prices broadly. We continue to be very constructive on the company as growth opportunities abound in this relatively under-serviced region of the asset management world. Patriot Transportation Holding, which boasts a unique combination of transportation and real estate businesses, reported lackluster earnings. A long-term holding for Royce, Patriot has a very strong balance sheet, is seeing gradual improvement in its various lines of business and possesses what we believe are substantially under-valued assets.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Value Partners Group	-0.73%

Patriot Transportation Holding	-0.54

Egyptian Financial Group-Hermes Holding	-0.43

Northern Trust	-0.42

ProShares UltraShort 20+ Year Treasury	-0.31

[1] Net of dividends

ROYCE PARTNERS FUND VS. RUSSELL 2500 Value of $10,000 Invested on 4/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$4,343 million

Weighted Average P/E Ratio[2]	20.2x

Weighted Average P/B Ratio	2.3x

U.S. Investments (% of Net Assets)	65.7%

Non-U.S. Investments (% of Net Assets)	22.2%

Fund Net Assets	$2 million

Turnover Rate	29%

Number of Holdings	48

Symbol
Service Class	RPTRX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/11).

The Royce Funds 2011 Semiannual Report to Shareholders  |  37

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

CUMULATIVE TOTAL RETURNS Through 6/30/11

Jan-June 2011	7.70%

Since Inception (12/31/10)	7.70

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	1.52%

Net Operating Expenses	1.39

TOP 10 POSITIONS % of Net Assets

Microsoft Corporation	4.0%

VF Corporation	3.9

Bed Bath & Beyond	3.8

Intel Corporation	3.5

Cisco Systems	3.3

Johnson & Johnson	3.1

Genuine Parts	3.1

Raytheon Company	3.1

Mattel	3.1

Texas Instruments	3.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary	30.6%

Information Technology	25.9

Industrials	14.7

Health Care	13.4

Consumer Staples	11.3

Energy	1.5

Cash and Cash Equivalents	2.6

Royce Special Equity Multi-Cap Fund

Managers’ Discussion
We are pleased to report for the first time on Royce Special Equity Multi-Cap Fund (RSM). The Fund, which started on December 31, 2010, seeks long-term growth of capital by using an intensive value approach that attempts to combine classic value analysis, the identification of good businesses and accounting cynicism. Although the Fund has no market capitalization restrictions, we expect the bulk of its assets to be invested in mid-cap and large-cap companies with market capitalizations of more than $5 billion. At the end of the semiannual period, approximately 97% of the Fund was greater than $5 billion in market cap, while 49.5% was above $15 billion.
     The market struggled through the latter part of 2011’s first half. In retrospect, the second half of the second quarter was a critical time in which many of the market’s greatest macro fears—supply-chain disruptions as a result of the Japanese tsunami, a standoff between the ECB and fiscal policymakers in both Europe’s core and its periphery, and our own anxieties about America’s fiscal viability—all came to the fore. For the year-to-date period ended June 30, 2010, the Fund gained 7.7% versus 6.4% for its large-cap benchmark, the Russell 1000 Index, for the same period. This was all the more impressive considering that the large-cap index rose 1.1% on the first trading day of 2011, before we began to invest the portfolio.

     During the mostly bullish first quarter, RSM was up 5.0%, trailing its benchmark’s rise of 6.2%. When stock prices began to correct in late April, the Fund effectively held its value, falling 6.6% versus a drop of 7.0% for the Russell 1000 from the high on April 29, 2011 through the correction’s low on June 15. For the second quarter, RSM gained 2.6%, handily outperforming its benchmark, which advanced 0.1%.
     Macro forces have dominated the market rather than company-specific items for most of the semiannual period. Within the past several months, we saw investors’ expectations of the $14.5 trillion U.S. economy swing from fears of overheating to angst regarding a double dip. Not to be minimized is the novelty and uniqueness of the situation in which we find ourselves, with investors looking from the top down and swaying with the news, not so much investing as renting. This in part, though only in part, helps to explain corporations’ reluctance to part with cash. Absence of clarity causes inaction or extreme reactions to whatever statements are made.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Lubrizol Corporation (The)	1.21%

VF Corporation	1.01

Limited Brands	0.98

Bed Bath & Beyond	0.73

Hormel Foods	0.50

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.39% through April 30, 2014. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          38  |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

     We believe that our ability to differentiate among stocks is crucial at this juncture. One needs, within the confines of strict adherence to discerning metrics, to find securities that could benefit from whatever comes of our tangled situation. We also think that, regardless of the ultimate outcome, inexpensive, quality businesses that generate free cash flow remain, at a minimum, relatively better than other investment choices, and we continue to believe they can provide solid absolute returns and are likely to outperform. The ability to pay, and even increase, dividends also seems valuable to us in a scenario of inflation or deflation. Thus, we believe that the tangibility of dividends from companies generating stable cash flow will become more important. We expect the market to be more discerning about stocks—quality and valuation should be increasingly important. Free cash flow’s importance should also increase for this reason. It has been a long time since the continuing generation of free cash has been more valuable.
     Year-to-date through the end of June, all but one of the Fund’s seven sectors were positive performers. The Consumer Discretionary sector led by a wide margin, followed by solid net gains in Consumer Staples, Heath Care and Industrials. Chemical companies, the textiles, apparel & luxury goods group, and food products stocks were the Fund’s top performers at the industry level. The Consumer Discretionary and Information Technology sectors were the largest at mid-year.
     Microsoft Corporation was the largest individual holding in the Fund. The Redmond, Washington based business is the world’s largest software company. Interestingly, despite diversification into various hardware markets from computer peripherals to video game consoles, as well as the internet and cloud-based computing, over 80% of its revenues and nearly all of its profits continue to be derived by its ubiquitous Windows Operating System, its server business (Windows Server), and the business division (Office). Lubrizol Corporation was the best performer during the semiannual period. The Ohio manufacturer of performance chemicals announced that it was going to be acquired by Berkshire Hathaway in March. Apparel maker VF Corporation also enjoyed a strong first half.
     Staples was the largest detractor to performance during the period. The Framingham, Massachusetts based company is a leading retailer in the office products distribution. The company operates in 26 countries in North and South America, Europe Asia and Australia. Weaker-than-expected sales weighed on the company in the first quarter of 2011, prompting it to cut its full-year earnings guidance. Cisco Systems was also one of the larger negative performers during the semiannual period.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Staples	-0.98%

Cisco Systems	-0.74

Applied Materials	-0.40

Gap (The)	-0.29

Kohl’s Corporation	-0.19

[1] Net of dividends

ROYCE SPECIAL EQUITY MULTI-CAP FUND VS. RUSSELL 1000 Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$23,793 million

Weighted Average P/E Ratio[2]	14.6x

Weighted Average P/B Ratio	3.0x

U.S. Investments (% of Net Assets)	97.4%

Non-U.S. Investments (% of Net Assets)	0.0%

Fund Net Assets	$10 million

Turnover Rate	3%

Number of Holdings	38

Symbol
Service Class	RSEMX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/11).

The Royce Funds 2011 Semiannual Report to Shareholders  |  39

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			3.29%

One-Year			42.19

Three-Year			10.85

Five-Year			8.24

10-Year			9.47

15-Year			12.77

Since Inception (12/15/93)			13.58

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.64%

Net Operating Expenses			1.53

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2010	31.5%	2002	-16.3%

2009	53.6	2001	25.1

2008	-36.0	2000	24.0

2007	2.3	1999	29.8

2006	19.0	1998	2.4

2005	9.7	1997	19.5

2004	13.6	1996	22.8

2003	44.0	1995	22.5

TOP 10 POSITIONS % of Net Assets

Trican Well Service			1.9%

Allied Nevada Gold			1.7

Fairchild Semiconductor International			1.5

GrafTech International			1.5

Nu Skin Enterprises Cl. A			1.5

Alamos Gold			1.5

HEICO Corporation Cl. A			1.5

Lamprell			1.4

Myriad Genetics			1.3

Pan American Silver			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			19.3%

Information Technology			16.9

Energy			12.0

Industrials			11.2

Financials			10.9

Consumer Discretionary			8.8

Health Care			5.8

Consumer Staples			3.2

Telecommunication Services			0.6

Utilities			0.1

Miscellaneous			1.5

Cash and Cash Equivalents			9.7

Royce Low-Priced Stock Fund

Manager’s Discussion
The market swung through several moods during the first six months of 2011, and Royce Low-Priced Stock Fund (RLP) participated in all of them to some extent. The Fund was up 3.3% for the year-to-date period ended June 30, 2011, while its small-cap benchmark index, the Russell 2000 Index, gained 6.2% for the same period. This was a somewhat disappointing result, though our feelings were mollified to a degree by the facts that six months is a short-term time period and that RLP’s longer-term results remained very strong.
     The Fund underperformed the Russell 2000 during the first quarter, up 7.0% versus 7.9%, though this return was more than acceptable on an absolute basis. The same was true for the month of April (+2.0% versus +2.6%), the last of three consecutive months of positive returns for small-cap stocks as a whole. The stock market became unsettled following the interim small-cap high on April 29 and did not re-gain stability until the final two weeks of June, during which the Russell 2000 made back some of what it had lost between late April and June 13. For the second quarter, RLP was down 3.4% versus a decline of 1.6% for its benchmark.
     The Fund’s market cycle and other long-term results remained strong on both an absolute and relative basis. From the market bottom on March 9, 2009 through June 30, 2011, RLP considerably outpaced its benchmark, up 172.9% versus 148.6%. From the small-cap market trough on July 6, 2010 through the end of 2011’s first half, the Fund gained 45.7% while the Russell 2000 was up 41.9%. (Please see page 6 for more market cycle results.) RLP was also ahead of the small-cap index for the one-, three-, five-, 10-, 15-year and since inception (12/15/93) periods ended June 30, 2011. The Fund’s average annual total return since inception was 13.6%.
     The Energy and Consumer Discretionary sectors were the top contributors to performance in the first half. While the first of these sectors saw strong net gains from several holdings, including service businesses Unit Corporation, Lamprell, Ensign Energy Services and Trican Well Service, results in the second were dominated by two positions.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Timberland Company (The) Cl. A	0.72%

Allied Nevada Gold	0.62

Fossil	0.55

HEICO Corporation Cl. A	0.38

Unit Corporation	0.32

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, other than acquired fund fee and expenses, at or below 1.49% through April 30, 2012. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          40  |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

The Timberland Company is a footwear and apparel business whose fundamentals and widely recognized brand we have admired for many years—we first purchased shares in the portfolio in 2004 and have owned shares continuously since 2007. Its stock has been challenged by a number of issues over the last few years, including import tax issues in Europe, earnings disappointments, sluggish demand in the recession and rising leather costs. We were therefore pleased to see the announcement in mid-June that the firm would be acquired at a healthy premium by a large apparel business. We then began to reduce our position. Watch and accessory maker Fossil continued to exceed both our own and others’ expectations with consistently strong results. A stock that we have owned in RLP since 2002, it was one of the rare retail businesses that produced solid results through the worst days of the recession. We have long liked its balance sheet, its successful efforts to build its brand across the globe and its more recent strategy to direct more distribution to its own retail outlets. We took gains throughout the first half, though it was a top 30 holding at the end of June.
     The stock price of Allied Nevada Gold reflected the volatility of both the stock market and precious metals prices, though it ended the first half as the Fund’s second-largest contributor. First buying shares in RLP back in 2008 when it was a micro-cap company, we were drawn to its pristine balance sheet and skill at making the transition from exploration to production in several gold mines. After building our position between September 2010 and January 2011, we took some gains during March and April.

      Three other metals and mining businesses were on the list of top detractors through the end of June. Two companies—Pan American Silver and Hochschild Mining—saw their stocks suffer in large part from two unfortunate developments: the sharp decline in silver prices during the second quarter and exposure to silver mines in Peru, which recently elected a president who campaigned on the idea of nationalizing or taxing the nation’s mining industries, a position he has moderated since being elected, but not before the shares of both stocks fell. With each company’s exposure at what we think are manageable levels, we held a large position in top-ten holding Pan American Silver at the end of the period and modestly boosted our stake in Hochschild Mining in June. The tumultuous events of the Arab Spring had very little effect on the gold mining exploration and operation business of Centamin Egypt, but its name alone seemed enough to drive investors away. Seeing that operations at its primary mine in Egypt were continuing largely unaffected by political events, we substantially built our stake in the first half at what we deemed were highly attractive low prices.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Pan American Silver	-0.47%

Hochschild Mining	-0.32

Centamin Egypt	-0.26

Sigma Designs	-0.25

Xyratex	-0.22

[1] Net of dividends

ROYCE LOW-PRICED STOCK FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,468 million

Weighted Average P/E Ratio[2]		14.7x

Weighted Average P/B Ratio		2.1x

U.S. Investments (% of Net Assets)		56.1%

Non-U.S. Investments (% of Net Assets)		34.2%

Fund Net Assets		$5,065 million

Turnover Rate		9%

Number of Holdings		193

Symbol
Investment Class		RLPHX
Service Class		RYLPX
Institutional Class		RLPIX
R Class		RLPRX
K Class		RLPKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RLP	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.38	0.22	0.30

Standard Deviation	23.61	22.20	21.02

[1] Five years ended 6/30/11 Category Median and Best Quartile Breakpoint based on 344 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RLP	8.24%	23.61	0.35

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders  |  41

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			2.57%

One-Year			38.13

Three-Year			10.81

Five-Year			5.07

10-Year			9.31

Since Inception (11/19/96)			13.25

ANNUAL EXPENSE RATIO

Operating Expenses			1.18%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2010	33.8%	2003	72.9%

2009	62.1	2002	-17.0

2008	-45.7	2001	17.3

2007	-2.0	2000	19.8

2006	18.8	1999	32.3

2005	4.8	1998	4.9

2004	17.5	1997	20.8

TOP 10 POSITIONS % of Net Assets

Haynes International			0.8%

OM Group			0.8

Dillard’s Cl. A			0.8

Carpenter Technology			0.8

Century Aluminum			0.8

Kaiser Aluminum			0.8

Albany International Cl. A			0.7

Trinity Industries			0.7

Nanometrics			0.7

Ferro Corporation			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			24.1%

Industrials			18.8

Consumer Discretionary			18.6

Materials			12.0

Financials			9.5

Energy			3.5

Health Care			2.6

Consumer Staples			0.9

Telecommunication Services			0.8

Miscellaneous			3.4

Bond			0.2

Cash and Cash Equivalents			5.6

Royce Opportunity Fund

Manager’s Discussion
After successfully separating itself from the pack in 2010, Royce Opportunity Fund (ROF) had year-to-date results that were much closer to earth. The Fund gained 2.6% for the year-to-date period ended June 30, 2011, trailing its small-cap benchmark, the Russell 2000 Index, which was up 6.2% for the same period. Somewhat uncharacteristically, the Fund was behind the index during each of 2011’s very different first and second quarters. The first quarter was both more placid and more bullish, which can be seen in the Fund’s 6.7% gain for the period and its benchmark’s 7.9% result for the same span.
     The second quarter was a far more volatile time, made uncertain by a plethora of negative news, including the catastrophes in Japan, more anxiety over the U.S. economy and revived concerns over European debt. The Fund was down 3.9% in the second quarter versus a 1.6% loss for the Russell 2000. However, ROF did better on a relative basis during the most severe part of the downturn than its quarterly results suggest. From the interim small-cap high on April 29 through the subsequent low on June 13, the Fund was down 10.7% versus a loss of 10.1% for the small-cap index. Most of ROF’s second-quarter disadvantage came during the month of April, when it was up 1.1% while the Russell 2000 rose 2.6%.

     ROF’s recent market cycle performance was strong on both an absolute and relative basis. From the small-cap bottom on March 9, 2009 through June 30, 2011, the Fund rose 230.4% versus a gain of 148.6% for its benchmark. ROF also outpaced the Russell 2000 from the interim small-cap trough on July 6, 2010 through the end of June 2011, gaining 43.1% versus a 41.9% result for the benchmark. (Please see page 6 for more market cycle results.) These strong market cycle performances helped the Fund’s longer-term average annual total returns. ROF outperformed the Russell 2000 for the one-, three-, five, 10-year and since inception (11/19/96) periods ended June 30, 2011. The Fund’s average annual total return since inception was 13.3%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Haynes International	0.35%

Dillard’s Cl. A	0.29

Carpenter Technology	0.28

SunPower Corporation Cl. B	0.23

Nanometrics	0.23

[1] Includes dividends

     Following two years of strong performance in 2009 and 2010, we have more recently sought to refresh the portfolio for potential gains in the future. These efforts created a drag on first-half performance. Many newer positions, all of which we see as attractively value-priced stocks, saw their prices sink even lower during the correction and then lag during the late-June rebound. Those areas that felt the full effect included several turnaround candidates,

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of ROF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          42   |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

many of our micro-cap holdings, and companies in the Consumer Discretionary, Information Technology and Financial sectors.
     The Consumer Discretionary sector also provides a useful example of how stock-specific the market was during the year’s first six months. It was the Fund’s second worst-performing sector, behind only Financials in detracting most from performance through the end of June. It was also home to the Fund’s two poorest-performing industries—the textiles, apparel & luxury goods group and media companies—as well as its two worst-performing companies, specialty retailer The Talbots, and apparel and accessories retailer, The Jones Group. At the same time, four of the portfolio’s top-20 net gainers also came from the Consumer Discretionary sector, including its second-highest contributor, regional retail store operator Dillard’s.
     The Talbots has struggled with its attempts to capture younger customers and expand its core business of clothing for women 35 and older. Not only did younger shoppers fail to show up, but the company also managed to alienate some of its existing clientele. The resulting decline in sales and decision to close some existing stores sent its stock price reeling. We built our position significantly through the first half, confident that the company’s recent decision to concentrate on its traditional customer base should help it to rebound. The Jones Group has faced cost pressures and increased competition as the market for luxury retail has continued to tighten. We like the company’s multiple brands, its mostly solid earnings and its long-term chances of prospering when the economy gains more momentum. We increased our stake through the end of June.

      ANADIGICS makes semiconductors primarily for broadband and wireless communications. It lost some business, which hurt its share price, a development that led us to build a stake in a company whose long-term prospects look promising to us. Network Equipment Technologies provides voice and data telecommunications equipment. The firm experienced delays and cutbacks on some existing government contracts, which hurt its business and stock price in the near term. Thinking of the long term, we began to buy additional shares in March.
     The Fund’s top performer was Haynes International, which makes high-performance nickel-and cobalt-based alloys in sheet, coil, and plate forms for a variety of industrial uses. It benefited from improvements in various industries, such as aerospace manufacturing. We continued to trim our stake in the first half. As the share price of Dillard’s rose, we trimmed our position. The company continued to enjoy success with both strong fundamentals and better-than-expected earnings.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Talbots (The)	-0.22%

The Jones Group	-0.20

ANADIGICS	-0.19

Network Equipment Technologies	-0.19

Smith Micro Software	-0.18

[1] Net of dividends

ROYCE OPPORTUNITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 11/19/96

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$693 million

Weighted Average P/E Ratio[2]		14.8x

Weighted Average P/B Ratio		1.4x

U.S. Investments (% of Net Assets)		92.8%

Non-U.S. Investments (% of Net Assets)		1.6%

Fund Net Assets		$2,151 million

Turnover Rate		19%

Number of Holdings		310

Symbol
Investment Class		RYPNX
Service Class		RYOFX
Consultant Class		ROFCX
Institutional Class		ROFIX
R Class		ROFRX
K Class		ROFKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (29% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	ROF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.25	0.22	0.30

Standard Deviation	29.10	22.20	21.02

[1] Five years ended 6/30/11 Category Median and Best Quartile Breakpoint based on 344 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

ROF	5.07%	29.10	0.17

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders  |  43

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			4.10%

One-Year			28.73

Three-Year			4.05

Five-Year			3.32

10-Year			12.62

Since Inception (6/14/01)			13.15

ANNUAL EXPENSE RATIO

Operating Expenses			1.44%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2010	19.7%	2005	13.2%

2009	41.4%	2004	28.2

2008	-41.1	2003	79.9

2007	3.2	2002	-14.7

2006	19.3

TOP 10 POSITIONS % of Net Assets

Worthington Industries			2.0%

Allied Nevada Gold			1.9

Valmont Industries			1.8

Carter’s			1.7

Myriad Genetics			1.7

Avid Technology			1.6

Silver Standard Resources			1.5

Darling International			1.5

Alamos Gold			1.5

IPG Photonics			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			24.7%

Materials			16.7

Industrials			16.4

Financials			10.1

Consumer Discretionary			7.1

Health Care			6.7

Energy			6.2

Consumer Staples			3.3

Miscellaneous			4.3

Cash and Cash Equivalents			4.5

Royce Value Plus Fund

Manager’s Discussion
The first half of 2011 was reminiscent of the same period in 2010 when reasonably good corporate performance generated early gains for equities only to be partially unwound by renewed risk aversion related to macroeconomic issues. Growth stocks maintained their leadership position established in the second half of 2010, as investors continued to place a premium on companies with above-average growth in a world otherwise devoid of it. For the year-to-date period ended June 30, 2011, Royce Value Plus Fund (RVP) gained 4.1% compared to a 6.2% return for its small-cap benchmark, the Russell 2000 Index, for the same period. While solid from an absolute standpoint, we were somewhat disappointed that the Fund failed to keep pace with its benchmark in an environment that clearly favored the growth segment of the market. RVP is somewhat unique among our offerings in that it begins with our traditional margin of safety, quality and valuation disciplines and then overlays that framework on companies that we believe offer above-average growth prospects. In that sense, the Fund is not a traditional small-cap growth fund that might adhere to more relative valuation standards. Nonetheless, it is our intention to capture more of the upside in markets than we have in recent periods.
     During the strong first quarter, RVP rose 6.9%, falling behind the Russell 2000, which gained 7.9%. In the volatile second quarter, which saw a 10.1% correction in the Russell 2000 from the

2011 high on April 29 to the subsequent low on June 13, the Fund lost a bit more ground, falling 2.6% versus a drop of 1.6% for the benchmark. Examining performance patterns following the cycle lows, we saw the Fund hold its own in the down periods while it struggled to keep pace in the dynamic up periods. From the bottom on March 9, 2009 through June 30, 2011, RVP climbed 124.1% compared to the Russell 2000 Index’s advance of 148.6%. The Fund’s intermediate term results have been affected by this out of sync moment, as RVP trailed its benchmark for the one-, three- and five-year periods. However, long-term results remain compelling, with the Fund outperforming over the 10-year and since inception (6/14/01) periods. RVP’s average annual return since inception was 13.2%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

IPG Photonics	1.15%

Varian Semiconductor Equipment Associates	0.74

Allied Nevada Gold	0.62

Polycom	0.47

Liquidity Services	0.46

[1] Includes dividends

     Several factors led to the relative underperformance—specifically, the Fund was too conservatively positioned coming out of the recession and bear market precipitated by the financial crisis; the portfolio also contained more special situations and turnaround

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          44   |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

candidates, and fewer traditional growth companies. We have made, and continue to make, adjustments to amend these issues, and believe that we have more appropriately positioned RVP to participate in an economic environment that is gradually moving from recovery to a slow but sustainable expansion.
     Information Technology was the standout sector in the first half, which was very gratifying given our increased exposure. Two of the Fund’s three top-performing industries—electronic equipment, instruments & components, and internet software & services—were first and third best, with energy equipment & services taking the second spot. Interestingly, computers & peripherals was the worst-performing industry group during the first half, also coming from within Information Technology.
     IPG Photonics, after contributing handsomely in 2010, was also the top performer over the first six months of 2011. This leading manufacturer of fiber lasers and amplifiers experienced continued expansion in end markets for industrial cutting, marking and welding applications that utilize fiber laser technology. Already surpassing 2008 peak earnings levels, we believe that accelerating expansion in global end markets combined with IPG’s first mover advantage in numerous laser applications leaves the company well-positioned for continued success. The Fund also benefited from the continued pick-up in mergers and acquisition activity as Varian Semiconductor Equipment Associates agreed to be acquired in an all cash deal early in the second quarter.

     As for those holdings that detracted from performance in the first half, RVP’s position in NutriSystem was a clear disappointment. This provider of weight loss management systems that sells directly to consumers through the internet and other media channels had a big drop in new customer starts early in the year and responded with heavy promotions, which had a significant negative impact on margins. While comfortable with the balance sheet and cash flow generation, we decided to sell our position as competition and margin pressure diminished the longer-term growth story of the business. Finisar, a leading manufacturer of fiber-optic equipment and subsystems for high-speed communications also was a disappointment, though one that we believe is more short term in nature. It suffered from an industry-wide inventory correction that began in late 2010 and continued into 2011. While unpleasant in the short run, we believe that underlying demand for optical systems is very healthy due to increasing demands on networks driven in large part by the explosion in tablet and cloud computing.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

NutriSystem	-0.33%

Finisar Corporation	-0.28

DreamWorks Animation SKG Cl. A	-0.27

Infinera Corporation	-0.26

Talison Lithium	-0.25

[1] Net of dividends

ROYCE VALUE PLUS FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,942 million

Weighted Average P/E Ratio[2]		18.4x

Weighted Average P/B Ratio		2.2x

U.S. Investments (% of Net Assets)		82.4%

Non-U.S. Investments (% of Net Assets)		13.1%

Fund Net Assets		$2,943 million

Turnover Rate		28%

Number of Holdings		137

Symbol
Investment Class		RVPHX
Service Class		RYVPX
Consultant Class		RVPCX
Institutional Class		RVPIX
R Class		RVPRX
K Class		RVPKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RVP	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.18	0.22	0.30

Standard Deviation	22.12	22.20	21.02

[1] Five years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 344 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RVP	3.32%	22.12	0.15

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders  |  45

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			2.62%

One-Year			33.80

Three-Year			6.17

Five-Year			2.46

Since Inception (12/31/03)			6.41

ANNUAL EXPENSE RATIO

Gross Operating Expenses			2.12%

Net Operating Expenses			1.67

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2010	18.5%	2006	24.8%

2009	32.1	2005	12.2

2008	-35.4	2004	15.1

2007	-4.7

TOP 10 POSITIONS % of Net Assets

Virtus Investment Partners			2.8%

Ashmore Group			2.3

VZ Holding			2.3

BOK Financial			2.0

Value Partners Group			1.9

Cohen & Steers			1.8

Sprott			1.8

Enstar Group			1.7

Northern Trust			1.6

Marsh & McLennan			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Capital Markets			48.3%

Insurance			14.6

Commercial Banks			3.8

Diversified Financial Services			3.8

IT Services			2.6

Real Estate Management & Development			2.5

Consumer Finance			1.5

Media			1.4

Trading Companies & Distributors			1.2

Software			1.2

Professional Services			0.9

Metals & Mining			0.2

Miscellaneous			3.9

Bond and Preferred Stock			0.0

Cash & Cash Equivalents			14.1

Royce Financial Services Fund

Manager’s Discussion
Financial stocks of all kinds were subject to the volatility that affected the stock market as a whole through the first six months of 2011, and Royce Financial Services Fund (RFS) proved no exception. The Fund was up 2.6% for the year-to-date period ended June 30, 2011, trailing its small-cap benchmark, the Russell 2000 Index, which gained 6.2%, and the financial services component of the Russell 2500 Index, which climbed 2.6%, for the same period. This was a discouraging result, in particular on a relative basis, though in the end it was not terribly surprising. The Fund’s selections within the financial sector, which we will discuss in more detail below, nearly guarantee that it will be out of sync over short-term periods, both with its small-cap benchmark and the index that measures the performance of micro-cap, small-cap and mid-cap financial services stocks.
     The year can thus far be divided into two contrasting periods. The first four months consisted of a mostly uninterrupted bull run. The final two, however, were marked by considerable volatility, including a 10.1% decline for small-cap stocks between April 29 and June 13 that was followed by a dynamic rally. Although welcome, the upswing did not bestow its favors equally throughout the market. The Russell 2000 Index rose 6.6% from the correction’s low on June 13 through the end of the semiannual period, compared to a 3.8% gain for the financial services companies in the Russell 2500 Index (and +1.8% for the Fund). This lackluster result in the rally was a contributing factor to RFS’s overall underwhelming performance for the period.

     During the more placid first quarter, the Fund climbed 5.5%, trailing its benchmark’s 7.9% gain, but ahead of the Russell 2500 financial services sector’s +8.7% return. In the second quarter, RFS lost ground to both indexes, falling 2.8% versus losses of 1.6% for the Russell 2000 and 2.1% for the financial services companies in the Russell 2500 Index. Yet the Fund lost less than each index during the downturn from the 2011 small-cap high on April 29 through June 13, down 6.0% versus respective losses of 10.1% and 7.3% for its benchmark and the financial services component of the Russell 2500 Index.
     Market cycle and other long-term performance periods were mostly solid on an absolute basis, but more mixed on a relative basis. From the market trough on March 9, 2009, RFS rose 123.1% versus gains of 148.6% for the Russell 2000 and 116.6% for the financial services companies in

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Virtus Investment Partners	0.90%

VZ Holding	0.59

Cohen & Steers	0.46

Ashmore Group	0.46

Enstar Group	0.37

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/ or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          46   |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

the Russell 2500. From the small-cap low on July 6, 2010 through the end of 2011’s first half, the Fund was up 34.9% compared to respective gains of 41.9% and 26.4% for its benchmark and the financial services sector of the Russell 2500. Longer-term performance was decidedly in favor of RFS as it outperformed the latter for the one-, three-, five-year and since inception (12/31/03) periods ended June 30, 2011.
     In selecting securities for the portfolio, we focus on conservatively capitalized financial companies that we believe are attractively undervalued, seeking those with low debt, high returns on invested capital, the proven ability to generate free cash flow and a history of earnings. Since RFS’s inception, this has generally led us away from banks and toward businesses such as investment management, securities brokers and insurance. This remained the case at the end of June, when the portfolio’s exposure to banks was low and the bulk of its net assets were in the capital markets industry. Unsurprisingly, then, this group was the Fund’s best-performing industry for the semiannual period.
     The top contributor in the first half was also 2010’s most significant contributor and remained the portfolio’s largest holding at the end of June. Virtus Investment Partners is a Hartford-based firm that operates a multi-manager asset management business. Growing sales and increased assets for two consecutive fiscal quarters seemed to draw other investors to the stock. VZ Holding, another top-ten position, also enjoyed a strong opening half. A Swiss financial advisory firm that consults on investment, tax and inheritance planning, and insurance issues, its business was also robust through the end of June. Cohen & Steers runs open- and closed-end real estate oriented mutual funds and institutional separate accounts.

We have long admired the company’s low debt and steady earnings. Also a top-ten position, the firm appeared to benefit from its rising revenues and strong earnings. London-based Ashmore Group is a leading investment manager with a strong balance sheet and proven expertise in a variety of investments in developing markets, a status that created high demand for its shares. It was the Fund’s second-largest holding at June 30.
      We like the core business and longevity of asset manager and investment bank Egyptian Financial Group-Hermes Holding and increased our stake as events in Egypt helped to keep its stock price falling. We also used the declining share price of Cowen Group to nearly double our position in April. The firm specializes in alternative investment management, investment banking, research and trading. A planned acquisition encountered legal snags earlier in the year, (since resolved) which hampered results.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Egyptian Financial Group-Hermes Holding	-0.36%

Cowen Group Cl. A	-0.23

KBW	-0.22

Jefferies Group	-0.20

Janus Capital Group	-0.19

[1] Net of dividends

ROYCE FINANCIAL SERVICES FUND VS. RUSSELL INDEXES Value of $10,000 Invested on 12/31/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$2,058 million

Weighted Average P/E Ratio[2]		16.8x

Weighted Average P/B Ratio		1.8x

U.S. Investments (% of Net Assets)		55.2%

Non-U.S. Investments (% of Net Assets)		30.7%

Fund Net Assets		$19 million

Turnover Rate		5%

Number of Holdings		106

Symbol
Service Class		RYFSX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RFS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.14	-0.16	0.00

Standard Deviation	21.54	24.32	22.10

[1] Five years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 32 financial services objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RFS	2.46%	21.54	0.11

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders  |  47

MICRO-CAP

Micro-Cap Funds generally invest in companies with market capitalizations up to $500 million, using our core investment approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			2.90%

One-Year			35.62

Three-Year			9.76

Five-Year			7.57

10-Year			10.63

15-Year			12.21

Since Inception (12/31/91)			13.75

ANNUAL EXPENSE RATIO

Operating Expenses			1.54%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2010	30.1%	2002	-13.4%

2009	55.7	2001	23.1

2008	-40.9	2000	16.7

2007	7.1	1999	13.7

2006	22.3	1998	-3.3

2005	11.5	1997	24.7

2004	15.8	1996	15.5

2003	52.6	1995	19.1

TOP 10 POSITIONS % of Net Assets

GP Strategies			1.1%

Anaren			1.1

Universal Stainless & Alloy Products			1.1

Allied Nevada Gold			1.0

Marten Transport			1.0

Lincoln Educational Services			0.9

Lamprell			0.9

Horsehead Holding Corporation			0.9

Total Energy Services			0.9

Olympic Steel			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			18.1%

Materials			13.8

Information Technology			13.4

Consumer Discretionary			11.5

Health Care			10.4

Energy			7.7

Financials			6.4

Consumer Staples			2.9

Telecommunication Services			1.3

Utilities			0.1

Miscellaneous			4.1

Cash and Cash Equivalents			10.3

Royce Micro-Cap Fund

Manager’s Discussion
Micro-cap stocks struggled through the first six months of 2011, and the diversified portfolio of Royce Micro-Cap Fund (RMC) was unfortunately no exception to this rule. The Fund was up 2.9% for the year-to-date period ended June 30, 2011 versus a gain of 6.2% for the small-cap Russell 2000 Index and a 3.1% result for the Russell Microcap Index, the Fund’s new benchmark. (We chose the Fund’s new benchmark because it better reflects the Fund’s security selection universe.)
     During the mostly bullish first quarter, RMC gained 7.5%, behind the Russell 2000, which was up 7.9%, but ahead of the Russell Microcap Index, which climbed 6.8%. This pattern held through April, but when share prices began to plummet following the interim small-cap high on April 29, the Fund lost ground against both indexes. (The Fund was down 6.3% from small-cap high on April 29 through June 30, 2011, versus respective losses of 4.1% and 4.9% for the Russell 2000 and Russell Microcap Indexes.) For the second quarter as a whole, RMC fell 4.3% versus a decline of 1.6% for the small-cap index and a loss of 3.5% for its micro-cap benchmark. Following stellar years in 2009 and 2010, some give-back was not surprising, particularly for this more volatile segment of the small-cap asset class during a period in which volatility made a highly visible comeback. We were therefore only mildly disappointed by the Fund’s results through the first six months of 2011.

     Longer-term market cycle results were far more encouraging. RMC rose 166.9% from the market low on March 9, 2009 through June 30, 2011 compared to a gain of 148.6% for the Russell 2000 Index and 147.1% for the Russell Microcap Index. From the interim small-cap peak on July 6, 2010 through the end of June 2011, the Fund gained 39.2% versus gains of 41.9% and 37.4%, for the small-cap and micro-cap indexes, respectively.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Heritage-Crystal Clean	0.47%

SMART Modular Technologies (WWH)	0.45

Universal Stainless & Alloy Products	0.37

TGC Industries	0.34

Fronteer Gold	0.33

[1] Includes dividends

     Strong market cycle performances played a pivotal role in the Fund’s average annual total returns through the end of June. RMC outpaced the Russell Microcap Index—for which returns date back only as far as 2000—for the one-, three-, five- and 10-year periods ended June 30, 2011, while also beating the small-cap index for the three-, five-, 10-, 15-year and since inception (12/31/91) periods. The Fund’s average annual total return since inception was 13.8%.
     Following the heady results of the previous two calendar years, many portfolio positions were sold or trimmed after reaching or, in some cases, exceeding our price targets as we actively

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          48   |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

sought to better position the portfolio for the years ahead. When this activity was accompanied by a volatile market, it made the necessity of re-stocking painful. However, it also opened up numerous opportunities, as valuations in the first half looked highly encouraging to us, whether in existing holdings or newer positions. We were very pleased with the state of the portfolio at the end of June, its recent performance notwithstanding.
     Smith Micro Software provides software and services for laptops, tablets and other devices. We liked its balance sheet and have high regard for its core business, though it is highly cyclical. Its stock performance has often been tied to the success of new product launches that utilize its technology, which has made for considerable volatility. The stock began to underperform Wall Street’s expectations early in 2011 and failed to recover any value during the June rally as it continued to move more of its business to tablet software at a pace most investors deemed too slow. We held a modest position at the end of June, though we built our stake in the first half. We also had confidence in the prospects for Sigma Designs, which makes integrated system-on-chip solutions for IPTV (Internet protocol television). It has suffered the typical fits and starts of many new, highly niche-based tech businesses, which kept investors away during the first half. It too failed to participate in the late rally, which kept its stock attractively cheap through the first half. We increased our position in March, May and June. Xyratex’s stock price revived a bit in June, though not nearly enough to keep it from being a detractor to first-half performance. The company makes hard disks for large-scale data storage needs. High expectations for its business led its share price to rise in the second half of last year, and helped lead to a vicious sell-off when middling results were announced earlier this year. Its disappointing stock performance led us to add a bit to our position in January.
      A steadily rising stock price led us to take gains in Heritage-Crystal Clean, which performs industrial and hazardous waste services for small and mid-sized businesses. Our initial attraction was to its interesting business, pristine balance sheet and very attractive valuation. We sold our shares of SMART Modular Technologies in June following the announcement of its acquisition in May, which helped to boost its share price. Although we made modest trims late in the first half, we otherwise substantially increased our position in top-ten holding and strong performer Universal Stainless & Alloy Products during the first half. The company, which manufactures specialty steel products, saw its stock get very cheap in the downturn. New management helped to make the company more efficient and its subsequent improved results attracted other investors.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Smith Micro Software	-0.61%

Sigma Designs	-0.32

Xyratex	-0.26

Patriot Transportation Holding	-0.25

PDI	-0.24

[1] Net of dividends

ROYCE MICRO-CAP FUND VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 12/31/91

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$405 million

Weighted Average P/E Ratio[2]		16.8x

Weighted Average P/B Ratio		1.7x

U.S. Investments (% of Net Assets)		57.1%

Non-U.S. Investments (% of Net Assets)		32.6%

Fund Net Assets		$1,498 million

Turnover Rate		18%

Number of Holdings		225

Symbol
Investment Class		RYOTX
Service Class		RMCFX
Institutional Class		RMCIX
Consultant Class		RYMCX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RMC	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.37	0.18	0.29

Standard Deviation	21.40	22.44	21.92

[1] Five years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 17 micro-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RMC	7.57%	21.40	0.35

Russell Microcap	0.55	23.79	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders  |  49

MICRO-CAP

Micro-Cap Funds generally invest in companies with market capitalizations up to $500 million, using our core investment approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			2.67%

One-Year			25.70

Three-Year			5.09

Five-Year			1.09

Since Inception (10/3/03)			5.46

ANNUAL EXPENSE RATIO

Gross Operating Expenses			3.04%

Net Operating Expenses			1.49

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2010	19.6%	2006	16.8%

2009	25.9	2005	7.6

2008	-35.1	2004	13.3

2007	-7.4

TOP 10 POSITIONS % of Net Assets

Drew Industries			2.2%

Continucare Corporation			2.2

Fushi Copperweld			2.0

Universal Stainless & Alloy Products			1.7

SciClone Pharmaceuticals			1.7

Arden Group Cl. A			1.7

Actuate Corporation			1.7

Integrated Silicon Solution			1.6

Universal Electronics			1.5

Village Super Market Cl. A			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			21.6%

Consumer Discretionary			18.4

Industrials			17.5

Health Care			14.5

Materials			5.8

Consumer Staples			4.6

Energy			3.1

Financials			2.8

Miscellaneous			4.6

Cash and Cash Equivalents			7.1

Royce Discovery Fund

Managers’ Discussion
The rough ride that micro-caps had through the first six months of 2011 was reflected in the performance of Royce Discovery Fund (RDF). The Fund was up 2.7% for the year-to-date period ended June 30, 2011 versus a gain of 3.1% for its benchmark, the Russell Microcap Index, for the same period. Relatively low returns for both the Fund and the index—by way of comparison, the small-cap Russell 2000 Index gained 6.2% in the first half—were not entirely surprising given both the robust returns micro-caps enjoyed in 2010 and a slightly decreased appetite for risk among a growing number of investors thus far in 2011.
     During the pleasantly bullish first quarter, RDF was up 6.3%, slightly trailing its micro-cap benchmark, which gained 6.8% for the same period. Following the interim small-cap high on April 29, a little less than one month into the second quarter, stock prices throughout the market began to drop before rallying late in June. For the volatile second quarter, the Fund was down 3.4% versus a decline of 3.5% for the Russell Microcap Index.
     From the market low on March 9, 2009 through June 30, 2011, RDF gained 117.8% compared to a gain of 147.1% for its benchmark. The Fund was also behind the micro-cap index from the interim small-cap low on July 6, 2010 through the end of 2011’s first half, climbing 30.6% versus a gain of 37.4% for the benchmark. (Please see page 6 for more market cycle results.) These somewhat disappointing results were a factor in the Fund’s relative performance during recent average annual total return periods. However, RDF outpaced its benchmark for the five-year and since inception (10/3/03) periods ended June 30, 2011.
     As we have mentioned previously, important changes to the Fund’s principal investment strategies took place in August 2010. Primarily, the changes mean that the Fund’s portfolio managers will evaluate the purchase and sale recommendations of its proprietary model using both quantitative and qualitative portfolio analysis before making investment decisions. Previously, the Fund’s investment decisions were implemented solely on the basis of the recommendations of Royce’s proprietary quantitative model. The model and the Fund’s co-managers will continue to use Royce’s value approach, which focuses on factors such as balance sheet quality, cash flow levels and various

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Universal Stainless & Alloy Products	0.61%

Continucare Corporation	0.57

VASCO Data Security International	0.55

SciClone Pharmaceuticals	0.52

Sturm, Ruger & Co.	0.39

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expense ratio at or below 1.49% through April 30, 2012 and at or below 1.99% through April 30, 2021. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          50   |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

other measures of a company’s profitability. We believe that the integration of our portfolio managers’ analysis before implementation of the model’s investment recommendations should enhance the investment decision making process for the Fund.
     Year-to-date through the end of June, six of the Fund’s nine equity sectors were in positive territory. Health Care, Consumer Discretionary, and Materials were the best-performing sectors. At the industry level, the leading contributors were metals & mining, software and health care providers and services. Energy was the worst-performing sector for the semiannual period, primarily due to the negative performance of holdings in the oil, gas & consumable fuels industry.
     RDF ended the period with 95 holdings, down from the 106 at the end of 2010. Long-time holding Drew Industries was the largest holding. Novatel Wireless and Fushi Copperweld were the top two detractors to performance for the semiannual period. Novatel Wireless provides wireless broadband access solutions for the mobile communications market. Ongoing losses and attractive opportunities elsewhere in the market were factors in our decision to sell our shares in May. Fushi Copperweld manufactures bimetallic wire products, principally copper clad aluminum and copper clad steel, both of which are lower cost, alternative wire solutions used mostly in the utility and telecom industries. Sales are derived principally from China, where its primary facility is located. Like many small-cap and micro-cap U.S. listed companies that are based in China or derive a large portion of their business from China, Fushi Copperweld was pressured due to the accounting irregularities at another U.S. listed firm. We held our shares of Fushi Copperweld, confident that its stock could rebound.
      Universal Stainless & Alloy Products was the largest contributor to performance in the first half. The company manufactures specialty steel products, including stainless steel, tool steel, and other alloyed steels. Its stock price moved around quite a bit during the year’s opening half, dropping more than 30% from early May into June. However, it finished June near its 2011 high, due in part to a better view of the global economy and the aerospace market. New management, which helped to make the company more efficient, was also a factor. Continucare Corporation offers a variety of outpatient medical services. We began to reduce our position in June when news of its acquisition led its stock price to rise.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Novatel Wireless	-0.57%

Fushi Copperweld	-0.54

TransGlobe Energy	-0.45

China Integrated Energy	-0.42

Xyratex	-0.40

[1] Net of dividends

ROYCE DISCOVERY FUND VS. RUSSELL MICROCAP Value of $10,000 Invested on 10/3/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$333 million

Weighted Average P/E Ratio[2]		12.5x

Weighted Average P/B Ratio		1.6x

U.S. Investments (% of Net Assets)		84.0%

Non-U.S. Investments (% of Net Assets)		8.9%

Fund Net Assets		$4 million

Turnover Rate		44%

Number of Holdings		95

Symbol
Service Class		RYDFX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RDF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.08	0.18	0.29

Standard Deviation	21.78	22.44	21.92

[1] Five years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 17 micro-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RDF	1.09%	21.78	0.05

Russell Microcap	0.55	23.79	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders  |  51

MID-CAP

Mid-Cap Funds generally invest in mid-cap companies with market capitalizations from $2.5 billion to $15 billion, or smid-cap companies with market caps from $500 million to $10 billion.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			4.81%

One-Year			34.57

Three-Year			6.45

Since Inception (9/28/07)			5.08

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.40%

Net Operating Expenses			1.49

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSV	Year	RSV

2010	26.0%	2008	-29.3%

2009	28.7

TOP 10 POSITIONS % of Net Assets

Allied Nevada Gold			3.6%

Western Digital			3.3

Analog Devices			3.1

Teradyne			3.1

GameStop Corporation Cl. A			3.1

Trican Well Service			3.0

Westlake Chemical			3.0

Semperit AG Holding			2.9

Ashmore Group			2.6

International Rectifier			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			24.6%

Materials			20.4

Financials			11.0

Industrials			9.7

Consumer Discretionary			9.1

Energy			6.6

Health Care			3.2

Consumer Staples			0.6

Cash and Cash Equivalents			14.8

Royce SMid-Cap Value Fund

Managers’ Discussion
The tension between solid corporate fundamentals and unpredictable macroeconomic factors once again surfaced in 2011’s first half with remarkable similarity to the same period a year ago. Solid earnings reports gave markets an early lift only to be followed by a correction caused by renewed concerns around the potential for a Greek default and a worrisome economic soft patch in the U.S. Precipitated by a spike in oil prices and the supply chain disruption brought on the by the Japanese earthquake and resulting tsunami, U.S. GDP growth slowed markedly, leading to speculation that the economic recovery might be unsustainable.
     During this volatile time, Royce SMid-Cap Value Fund (RSV), with its mandate to focus on both small-cap and mid-cap stocks, posted reasonable absolute returns for the period but failed to keep pace on a relative basis with its benchmark, the Russell 2500 Index. Interesting to note is that the smid-cap sector outperformed both the large- and small-cap size segments in the year-to-date period, perhaps owing to investors’ increasing appreciation of the unique opportunities this relatively unknown segment of the market provides. For the year-to-date period ended June 30, 2011, RSV gained 4.8%, trailing its small-cap and mid-cap benchmark, the Russell 2500 Index, which gained 8.1%.

     RSV performed in lock step with its benchmark in 2011’s first quarter, both rising 8.7%. The second quarter was a bit more problematic, as the fund lost 3.5% compared to a more modest drop of 0.6% for the index. Launched on September 28, 2007, RSV has experienced more than its fair share of market and economic volatility. Throughout this remarkable period, the Fund has stayed true to its investment mandate to invest in financially secure, high-quality businesses that we believe are mispriced in the marketplace. For the since inception period ended June 30, 2011, RSV produced a reasonable average annual total return while also outperforming its benchmark, up 5.1% versus 2.9% for the Russell 2500 Index.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Varian Semiconductor Equipment Associates	1.78%

Allied Nevada Gold	1.17

Helmerich & Payne	0.91

Lubrizol Corporation (The)	0.77

Ashmore Group	0.47

[1] Includes dividends

     Performance for the first half of 2011 was fairly consistent from a sector standpoint, with all but one of the Fund’s nine equity sectors recording positive performance. Leading the way by a healthy margin was Information Technology, followed by Energy and Industrials.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses at or below 1.49% through April 30, 2012 and at or below 1.99% through April 30, 2021. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          52   |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

The lone negative contributor from a sector standpoint was Health Care. Stock correlation has been steadily falling for several quarters now, a development that has led to opportunities across a range of sectors for differentiated performance. We are encouraged that companies both from economically sensitive sectors and those traditionally considered defensive are being increasingly measured on their fundamentals, which is more amenable to our style of active portfolio management. At the industry level, the Fund’s performance was similar in that the majority of industries generated net gains. Energy equipment & services was the leading group, followed by semiconductors & semiconductor equipment. The metals & mining group was weakest, mostly due to the Fund’s positions in several precious metals and mining companies whose depressed share prices were to varying degrees very specifically event driven.
     Pan American Silver was a disappointment. Silver prices corrected sharply in the second quarter and in April the eventual president-elect of Peru was campaigning on the possibility of nationalizing or heavily taxing the company’s mines. We continue to hold Pan American Silver as we believe the market’s reaction to these events dramatically undervalued the company. Centamin Egypt’s primary producing mine is located in Egypt. Investors became increasingly concerned that the civil unrest which unseated the Mubarak government could lead to meaningful production disruptions at a minimum and the loss of control of the mine at worst. We added to our position following the share price correction as we remain confident in the company’s prospects not only with their Sukari mine in Egypt, but also with new ventures elsewhere in Africa.

      The meaningful pickup in M&A (mergers and acquisition) activity that commenced in 2010 continued to ramp up in the first half of 2011. In a market generally short on organic growth yet flush with credit availability and excess liquidity, companies are increasingly looking to grow their businesses through acquisitions. RSV benefitted from this trend as a top holding, Varian Semiconductor Equipment Associates, agreed to be acquired in an all cash deal early in the second quarter by its larger rival, Applied Materials. Gold companies continued to shine in 2011’s first six months, with investors seeking the relative safety of this perceived store of value in a world that continued to debase its currencies. Allied Nevada Gold, a gold mining and exploration company, saw a healthy rise in its share price as production growth expanded and greater visibility on new exploration projects increased investors’ conviction in the company’s prospects.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Pan American Silver	-0.79%

Centamin Egypt	-0.44

Lam Research	-0.36

Westlake Chemical	-0.34

Hochschild Mining	-0.30

[1] Net of dividends

ROYCE SMID-CAP VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$3,039 million

Weighted Average P/E Ratio[2]		13.0x

Weighted Average P/B Ratio		2.3x

U.S. Investments (% of Net Assets)		59.0%

Non-U.S. Investments (% of Net Assets)		26.2%

Fund Net Assets		$14 million

Turnover Rate		27%

Number of Holdings		57

Symbol
Service Class		RMVSX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RSV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.37	0.36	0.44

Standard Deviation	23.66	24.62	22.88

[1] Three years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 424 mid-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RSV	6.45%	23.66	0.27

Russell 2500	8.17	26.27	0.31

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2011 Semiannual Report to Shareholders  |  53

MID-CAP

Mid-Cap Funds generally invest in mid-cap companies with market capitalizations from $2.5 billion to $15 billion, or smid-cap companies with market caps from $500 million to $10 billion.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]	6.58%

One-Year	34.90

Since Inception (12/31/09)	16.95

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	2.64%

Net Operating Expenses	1.49

[1] Not annualized

TOP 10 POSITIONS % of Net Assets

Analog Devices	3.2%

Western Digital	3.1

LSI Corporation	3.1

Allegheny Technologies	3.0

Ensco ADR	2.9

Trican Well Service	2.8

Biogen Idec	2.7

Autoliv	2.7

Allied Nevada Gold	2.7

GameStop Corporation Cl. A	2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology	18.8%

Consumer Discretionary	15.0

Materials	14.5

Energy	13.6

Industrials	9.3

Financials	9.2

Health Care	9.1

Consumer Staples	2.5

Miscellaneous	0.5

Cash and Cash Equivalents	7.5

Royce Mid-Cap Fund

Managers’ Discussion
With a recurrence of some of the same macroeconomic challenges that hurt the markets in the first half of 2010 over the course of the first six months of 2011, we were pleased that Royce Mid-Cap Fund (RMM) was able to produce a solid absolute return in spite of lagging its benchmark. RMM rose 6.6% for the year-to-date period ended June 30, 2011 compared to its benchmark, the Russell Midcap Index, which rose 8.1% over the same period. Rapidly deteriorating sovereign finances in Greece once again captured investors’ attention in the first half, overwhelming what was generally a very good period for corporate earnings. The U.S. economy also hit a soft patch as supply chain disruptions following the Japanese tsunami rippled through many important industries such as autos and technology. Consumers also had to adjust to a spike in oil prices in large part the result of political and social unrest in North Africa and the Middle East.
     RMM’s selection universe incorporates companies ranging from $2.5 billion to $15 billion in market capitalization. While above the threshold for the bulk of our portfolios, investing in this segment allows our portfolio managers to extend the use of our institutional knowledge of companies as they grow out of our traditional capitalization range. This space also includes many larger-cap companies that have produced disappointing financial results or fallen out of favor with investors and have seen a resulting drop in their market values, which frequently provides interesting opportunities for our disciplined, long-term and contrarian approach to security selection.

     Solid corporate earnings reports in 2011’s first quarter helped to bring about strong market performance. RMM largely kept pace, advancing 7.1% versus 7.6% for its benchmark. In the more challenging second quarter, marked by a meaningful correction in equities, RMM fell a modest 0.5% versus a slight gain of 0.4% for the mid-cap index. Mid-cap stocks led the market in the semiannual period, appearing to benefit from investors’ developing preference for higher-quality companies that also boast above-average growth prospects. Now 18 months old, RMM

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/11[1]

Biogen Idec	1.48%

Varian Semiconductor Equipment Associates	1.06

Lubrizol Corporation (The)	0.79

Allied Nevada Gold	0.69

Dollar Tree	0.60

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2013 and 1.99% through April 30, 2021. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

          54   |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

is still working to catch up to its benchmark following a slow start in early 2010. The Fund’s average annual total return for the since inception (12/31/09) ended June 30, 2011 was 17.0%.
      We were pleased that each of the Fund’s eight equity sectors generated positive performance in the first half, led by Health Care and Information Technology. Consumer Discretionary and Energy were the next strongest sectors, demonstrating that the performance characteristics of the market are becoming more stock-specific in nature. Both cyclical and defensive sectors had pockets of good performance, underlining the benefit of declining correlation in the marketplace. Consumer Staples had the smallest aggregate contribution as commodity input costs continued to restrain margin improvement in this traditionally defensive sector. At the industry level, results were broadly positive as well, with semiconductors & semiconductor equipment stocks and the biotechnology group the top gainers. Software, along with oil, gas & consumables, were the biggest detractors, although net losses were modest.
      Biogen Idec, a biotechnology company that develops products targeting multiple sclerosis and inflammatory diseases, was the leading individual gainer in the first half. The combination of the advancement of a novel oral multiple sclerosis drug and greater-than-expected stability in sales of the company’s two major drugs led to a substantial increase in share price. We continue to view its valuation and cash flow profile as attractive, although we did pare our position somewhat in the second quarter. The Fund also benefited from the continued pick-up in M&A (mergers and acquisitions) activity as Varian Semiconductor Equipment Associates agreed to be acquired in an all cash deal early in May. We sold our position following the announcement of the transaction.
     On the other side of the ledger, Pan American Silver was a disappointment as the eventual winner of Peru’s presidential race campaigned on a platform for nationalizing or heavily taxing the country’s mines. Silver prices were also extremely volatile in the first half, with a rally of more than 50% through late April followed by a decline of nearly 30% over less than two weeks after increases in margin requirements dampened speculation. We continue to hold Pan American Silver, as we believe the market’s reaction to these events dramatically undervalued the company. Another disappointment was Alpha Natural Resources, which is engaged in the mining and processing of steam and metallurgical coal. With operations exclusively in the U.S., the firm sells coal to a range of industrial producers and electric utilities. As concerns about European contagion, the potential for a slowdown in China due to tighter monetary policy, and renewed fears of a double dip in the U.S., the shares of most coal producers declined sharply in the period. We used this weakness to add to our position as we have a less pessimistic outlook on the global economy.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/11[1]

Pan American Silver	-0.52%

Alpha Natural Resources	-0.49

Lam Research	-0.32

Staples	-0.31

SanDisk Corporation	-0.28

[1] Net of dividends

ROYCE MID-CAP FUND VS. RUSSELL MIDCAP Value of $10,000 Invested on 12/31/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$5,935 million

Weighted Average P/E Ratio[2]	16.0x

Weighted Average P/B Ratio	2.3x

U.S. Investments (% of Net Assets)	67.9%

Non-U.S. Investments (% of Net Assets)	24.6%

Fund Net Assets	$6 million

Turnover Rate	32%

Number of Holdings	56

Symbol
Service Class	RMIDX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/11).

The Royce Funds 2011 Semiannual Report to Shareholders  |  55

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE
COMMON STOCKS – 92.5%

Consumer Discretionary – 13.5%
Auto Components - 1.2%
Autoliv	17,730	$1,390,918
†China XD Plastics 1,[2]	64,000	269,440
Dorman Products [2]	639,273	25,302,425
Drew Industries	1,051,748	25,999,211
Gentex Corporation	333,900	10,093,797
SORL Auto Parts 1,[2]	175,124	788,058
Strattec Security	150,000	3,147,000
Superior Industries International	443,600	9,807,996

		76,798,845

Automobiles - 0.5%
Thor Industries	607,250	17,513,090
Winnebago Industries 2,[3]	1,494,450	14,436,387

		31,949,477

Distributors - 0.4%
LKQ Corporation [2]	22,700	592,243
Pool Corporation	282,200	8,412,382
Weyco Group [3]	590,500	14,526,300

		23,530,925

Diversified Consumer Services - 0.8%
ChinaCast Education [2]	401,700	2,080,806
Corinthian Colleges 1,[2]	144,000	613,440
Lincoln Educational Services	63,700	1,092,455
Sotheby’s	762,900	33,186,150
Universal Technical Institute	826,114	16,332,274

		53,305,125

Hotels, Restaurants & Leisure - 0.2%
†Benihana Cl. A 1,[2]	171,600	1,800,084
CEC Entertainment	140,600	5,639,466
International Speedway Cl. A	129,040	3,666,026

		11,105,576

Household Durables - 2.1%
Desarrolladora Homex ADR 1,[2]	192,400	4,854,252
Ethan Allen Interiors [3]	1,573,910	33,508,544
Furniture Brands International [2]	1,029,400	4,261,716
Harman International Industries	302,000	13,762,140
La-Z-Boy [2]	907,300	8,955,051
Mohawk Industries [2]	419,900	25,189,801
Natuzzi ADR [2]	2,096,300	7,378,976
NVR [2]	44,651	32,393,407
Skyline Corporation	183,400	3,209,500
Stanley Furniture 1,2,[3]	912,235	3,822,265
Universal Electronics [2]	96,900	2,447,694

		139,783,346

Internet & Catalog Retail - 0.0%
NutriSystem	65,100	915,306

Leisure Equipment & Products - 0.2%
Callaway Golf	250,000	1,555,000
Leapfrog Enterprises Cl. A [2]	368,000	1,552,960
Polaris Industries	64,500	7,170,465
Sturm, Ruger & Co.	78,200	1,716,490

		11,994,915

	SHARES	VALUE
Consumer Discretionary (continued)
Media - 1.1%
DreamWorks Animation SKG Cl. A [2]	624,800	$12,558,480
Global Sources [2]	70,405	647,022
Interpublic Group of Companies	73,900	923,750
Morningstar	634,800	38,583,144
Rentrak Corporation [2]	56,100	995,214
Scholastic Corporation	393,000	10,453,800
World Wrestling Entertainment Cl. A	650,937	6,203,430

		70,364,840

Multiline Retail - 0.0%
Tuesday Morning [2]	370,000	1,720,500

Specialty Retail - 5.1%
Aeropostale 1,[2]	73,000	1,277,500
American Eagle Outfitters	1,955,200	24,928,800
America’s Car-Mart [2]	451,600	14,902,800
Ascena Retail Group [2]	1,338,952	45,591,316
Buckle (The)	747,258	31,907,917
CarMax [2]	495,000	16,369,650
Cato Corporation (The) Cl. A	1,400,802	40,343,098
Charming Shoppes [2]	3,986,600	16,584,256
GameStop Corporation Cl. A 1,[2]	1,022,620	27,273,275
Guess?	643,207	27,053,286
Jos. A. Bank Clothiers [2]	871,661	43,591,767
Kirkland’s [2]	76,300	917,126
Le Chateau Cl. A	911,600	8,034,216
Men’s Wearhouse (The)	164,043	5,528,249
Penske Automotive Group	389,200	8,850,408
Pier 1 Imports [2]	1,210,400	14,004,328
Shoe Carnival [2]	150,248	4,529,977
Urban Outfitters [2]	200,000	5,630,000
Wet Seal (The) Cl. A [2]	262,000	1,171,140

		338,489,109

Textiles, Apparel & Luxury Goods - 1.9%
Barry (R.G.)	124,044	1,399,216
Carter’s [2]	462,806	14,235,913
Columbia Sportswear	272,661	17,286,707
Gildan Activewear	24,400	858,148
K-Swiss Cl. A [2]	654,450	6,956,804
Movado Group	50,000	855,500
Steven Madden [2]	870,141	32,638,989
True Religion Apparel [2]	403,200	11,725,056
Warnaco Group (The) [2]	273,710	14,301,347
Wolverine World Wide	665,929	27,802,536

		128,060,216

Total (Cost $687,373,828)		888,018,180

Consumer Staples – 2.2%
Beverages - 0.0%
National Beverage	150,092	2,198,848

Food Products - 1.1%
Cal-Maine Foods	385,691	12,326,684
Hain Celestial Group [2]	55,900	1,864,824
Harbinger Group [2]	1,009,600	6,168,656
Industrias Bachoco ADR	80,886	1,949,353
J&J Snack Foods	302,889	15,099,017

56 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
Lancaster Colony	269,371	$16,383,144
Sanderson Farms	355,600	16,990,568
Westway Group [2]	368,500	1,787,225

		72,569,471

Personal Products - 1.1%
Inter Parfums	1,180,061	27,176,805
Nu Skin Enterprises Cl. A	877,100	32,935,105
Nutraceutical International 2,[3]	696,115	10,706,248
Schiff Nutrition International Cl. A	82,585	924,126

		71,742,284

Total (Cost $99,857,393)		146,510,603

Energy – 8.4%
Energy Equipment & Services - 6.8%
Atwood Oceanics [2]	472,201	20,838,230
Calfrac Well Services	141,800	4,671,042
CARBO Ceramics	284,800	46,408,160
CE Franklin [2]	116,753	1,121,996
Ensco ADR	35,500	1,892,150
Ensign Energy Services	1,786,500	35,416,953
Exterran Holdings [2]	408,100	8,092,623
Helmerich & Payne	851,464	56,298,800
ION Geophysical [2]	816,700	7,725,982
Lufkin Industries	278,600	23,973,530
Matrix Service [2]	693,125	9,274,013
Oil States International [2]	517,336	41,340,320
Pason Systems	2,246,000	33,860,584
Patterson-UTI Energy	419,800	13,269,878
Rowan Companies [2]	27,200	1,055,632
RPC	853,650	20,948,571
SEACOR Holdings	214,200	21,411,432
ShawCor Cl. A	399,300	12,263,224
†SinoTech Energy ADR 1,[2]	307,800	1,274,292
Tidewater	70,000	3,766,700
Trican Well Service	1,232,000	28,946,155
Unit Corporation [2]	828,751	50,495,798
Willbros Group [2]	215,800	1,842,932

		446,188,997

Oil, Gas & Consumable Fuels - 1.6%
Cimarex Energy	321,908	28,945,967
Energen Corporation	495,211	27,979,422
Energy Partners [2]	27,094	401,262
Frontier Oil	496,407	16,038,910
Gastar Exploration [2]	175,000	600,250
SM Energy	429,100	31,530,268
†Uranerz Energy 1,[2]	71,000	214,420
VAALCO Energy [2]	293,700	1,768,074

		107,478,573

Total (Cost $257,281,965)		553,667,570

Financials – 11.8%
Capital Markets - 4.7%
Affiliated Managers Group [2]	154,265	15,650,184
AGF Management Cl. B	846,600	16,423,750
	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
AllianceBernstein Holding L.P.	1,334,950	$25,951,428
Artio Global Investors Cl. A	696,500	7,870,450
Cohen & Steers	999,970	33,149,006
Cowen Group Cl. A 1,[2]	842,929	3,169,413
Diamond Hill Investment Group	54,500	4,430,305
Eaton Vance	170,500	5,154,215
Edelman Financial Group (The)	419,476	3,309,666
FBR & Company [2]	115,000	391,000
Federated Investors Cl. B	1,954,955	46,606,127
GAMCO Investors Cl. A	145,200	6,721,308
GFI Group	580,000	2,662,200
INTL FCStone 1,[2]	75,117	1,818,583
Jefferies Group	685,200	13,978,080
Knight Capital Group Cl. A [2]	672,540	7,411,391
Lazard Cl. A	609,400	22,608,740
MVC Capital	223,600	2,958,228
Raymond James Financial	50,000	1,607,500
SEI Investments	1,936,900	43,599,619
Sprott	247,700	1,897,976
Value Partners Group	286,400	246,157
Waddell & Reed Financial Cl. A	862,027	31,334,681
Westwood Holdings Group	256,538	9,774,098

		308,724,105

Commercial Banks - 0.1%
City Holding Company	144,835	4,783,900
Comerica	21,500	743,255
Orrstown Financial Services	37,300	981,363

		6,508,518

Consumer Finance - 0.1%
World Acceptance 1,[2]	77,560	5,085,609

Diversified Financial Services - 0.8%
Interactive Brokers Group Cl. A	788,600	12,341,590
Leucadia National	300,000	10,230,000
MSCI Cl. A [2]	229,500	8,647,560
NASDAQ OMX Group (The) [2]	419,200	10,605,760
PICO Holdings [2]	385,400	11,176,600

		53,001,510

Insurance - 5.6%
Alleghany Corporation [2]	104,038	34,656,098
Allied World Assurance Company Holdings	540,453	31,119,284
Alterra Capital Holdings	771,544	17,205,431
Amerisafe [2]	423,688	9,583,823
Arch Capital Group [2]	191,532	6,113,701
Aspen Insurance Holdings	503,009	12,942,422
Baldwin & Lyons Cl. B	306,000	7,090,020
Brown & Brown	1,166,084	29,921,715
E-L Financial	37,400	17,062,575
Endurance Specialty Holdings	215,207	8,894,505
Enstar Group [2]	158,300	16,540,767
Erie Indemnity Cl. A	483,180	34,170,490
Fidelity National Financial Cl. A	545,000	8,578,300
Gallagher (Arthur J.) & Co.	718,900	20,517,406
HCC Insurance Holdings	290,207	9,141,520
Markel Corporation [2]	4,100	1,626,921

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 57

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Financials (continued)
Insurance (continued)
Meadowbrook Insurance Group	1,194,486	$11,837,356
Montpelier Re Holdings	518,008	9,324,144
ProAssurance Corporation [2]	276,154	19,330,780
Reinsurance Group of America	521,613	31,745,367
RLI	65,231	4,039,104
StanCorp Financial Group	360,100	15,192,619
Stewart Information Services	116,600	1,169,498
Validus Holdings	291,800	9,031,210

		366,835,056

Real Estate Management & Development - 0.5%
Altisource Portfolio Solutions [2]	49,600	1,825,280
Forestar Group [2]	50,000	821,500
IFM Investments ADR 1,[2]	391,428	575,399
Jones Lang LaSalle	313,300	29,544,190
Tejon Ranch [2]	46,624	1,589,879

		34,356,248

Thrifts & Mortgage Finance - 0.0%
BofI Holding 1,[2]	105,000	1,513,050

Total (Cost $706,297,357)		776,024,096

Health Care – 7.9%
Biotechnology - 0.4%
Emergent Biosolutions [2]	598,455	13,495,160
Lexicon Pharmaceuticals [2]	1,522,400	2,679,424
Myriad Genetics [2]	29,000	658,590
Regeneron Pharmaceuticals [2]	100,000	5,671,000
3SBio ADR [2]	27,500	479,325

		22,983,499

Health Care Equipment & Supplies - 1.5%
Atrion Corporation	2,543	503,005
C.R. Bard	7,920	870,091
CryoLife [2]	124,427	696,791
IDEXX Laboratories [2]	499,599	38,748,899
Kensey Nash [2]	201,062	5,072,794
Medical Action Industries [2]	304,262	2,479,735
Merit Medical Systems [2]	534,586	9,606,511
STERIS Corporation	577,600	20,204,448
SurModics [2]	346,900	3,850,590
Teleflex	60,000	3,663,600
Thoratec Corporation [2]	366,600	12,031,812
Young Innovations	111,350	3,175,702

		100,903,978

Health Care Providers & Services - 3.0%
Almost Family 2,[3]	628,682	17,225,887
Chemed Corporation	218,142	14,292,664
Cross Country Healthcare [2]	240,700	1,829,320
HealthSouth Corporation [2]	915,000	24,018,750
Hooper Holmes [2]	2,392,970	2,225,462
Landauer	199,700	12,299,523
LHC Group [2]	602,991	13,904,972
Lincare Holdings	498,750	14,598,413
Magellan Health Services [2]	337,166	18,456,467
MEDNAX [2]	390,002	28,154,244
	SHARES	VALUE
Health Care (continued)
Health Care Providers & Services (continued)
Owens & Minor	604,000	$20,831,960
Patterson Companies	199,335	6,556,128
Schein (Henry) [2]	8,200	587,038
U.S. Physical Therapy [3]	883,675	21,853,283
VCA Antech [2]	107,000	2,268,400

		199,102,511

Health Care Technology - 0.1%
Transcend Services [2]	330,535	9,714,424

Life Sciences Tools & Services - 2.1%
Covance [2]	340,000	20,185,800
eResearchTechnology [2]	113,320	721,848
Furiex Pharmaceuticals [2]	43,625	776,089
ICON ADR [2]	674,551	15,892,422
Mettler-Toledo International [2]	206,200	34,779,754
PAREXEL International [2]	270,000	6,361,200
PerkinElmer	986,520	26,547,253
Pharmaceutical Product Development	614,900	16,503,916
Techne Corporation	174,300	14,531,391

		136,299,673

Pharmaceuticals - 0.8%
Endo Pharmaceuticals Holdings [2]	614,500	24,684,465
Hi-Tech Pharmacal [2]	530,400	15,344,472
Obagi Medical Products 2,[3]	1,097,377	10,348,265
Questcor Pharmaceuticals [2]	83,939	2,022,930

		52,400,132

Total (Cost $393,021,073)		521,404,217

Industrials – 22.7%
Aerospace & Defense - 1.4%
American Science & Engineering	76,335	6,106,800
Ceradyne [2]	75,000	2,924,250
Cubic Corporation	276,623	14,105,007
Curtiss-Wright	255,620	8,274,419
HEICO Corporation	780,343	42,715,976
HEICO Corporation Cl. A	121,562	4,833,305
Teledyne Technologies [2]	281,394	14,171,002

		93,130,759

Air Freight & Logistics - 0.8%
Forward Air	768,900	25,981,131
Hub Group Cl. A [2]	25,000	941,500
Pacer International [2]	792,040	3,738,429
UTi Worldwide	1,150,900	22,661,221

		53,322,281

Airlines - 0.0%
†Spirit Airlines 1,[2]	63,800	764,962

Building Products - 2.0%
AAON	1,150,650	25,130,196
American Woodmark	645,774	11,184,806
Apogee Enterprises	150,969	1,933,913
Armstrong World Industries	379,300	17,280,908
Gibraltar Industries [2]	615,120	6,963,158
Insteel Industries	233,708	2,930,698
NCI Building Systems [2]	78,940	899,127

58 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Industrials (continued)
Building Products (continued)
Owens Corning [2]	850,700	$31,773,645
Quanex Building Products	30,000	491,700
Simpson Manufacturing	1,010,800	30,192,596
WaterFurnace Renewable Energy	85,900	1,977,272

		130,758,019

Commercial Services & Supplies - 2.6%
Brink’s Company (The)	1,178,185	35,145,259
Cintas Corporation	856,600	28,293,498
Copart [2]	760,377	35,433,568
Healthcare Services Group	652,275	10,599,469
Mine Safety Appliances	332,100	12,400,614
Ritchie Bros. Auctioneers	1,288,100	35,409,869
Steelcase Cl. A	100,000	1,139,000
Team [2]	439,940	10,615,752
Viad Corporation	203,666	4,539,715

		173,576,744

Construction & Engineering - 1.5%
Baker (Michael) [2]	318,283	6,722,137
Chicago Bridge & Iron	23,000	894,700
Comfort Systems USA	619,484	6,572,725
EMCOR Group [2]	968,540	28,387,908
Integrated Electrical Services 1,[2]	691,117	2,170,107
KBR	1,030,300	38,832,007
Layne Christensen [2]	50,000	1,517,000
Orion Marine Group [2]	860,937	8,101,417
Pike Electric [2]	229,117	2,025,394
Quanta Services [2]	113,000	2,282,600
Sterling Construction [2]	274,671	3,782,220

		101,288,215

Electrical Equipment - 2.3%
AZZ	526,244	24,101,975
Brady Corporation Cl. A	451,900	14,487,914
Encore Wire	376,579	9,120,743
Franklin Electric	636,500	29,883,675
Fushi Copperweld [2]	626,004	3,587,003
GrafTech International [2]	1,501,806	30,441,608
Hubbell Cl. B	20,000	1,299,000
Jinpan International	266,880	2,983,718
Powell Industries [2]	362,600	13,234,900
Preformed Line Products [3]	291,088	20,719,644
Regal-Beloit	33,500	2,236,795
Thomas & Betts [2]	27,050	1,456,643

		153,553,618

Industrial Conglomerates - 0.4%
Raven Industries	407,135	22,681,491

Machinery - 6.5%
Briggs & Stratton	252,600	5,016,636
Cascade Corporation	254,408	12,102,189
Chart Industries [2]	19,500	1,052,610
CLARCOR	625,400	29,568,912
Columbus McKinnon [2]	234,450	4,210,722
Crane Company	37,500	1,852,875
Donaldson Company	433,500	26,304,780
Force Protection [2]	378,300	1,878,260
	SHARES	VALUE
Industrials (continued)
Machinery (continued)
Foster (L.B.) Company Cl. A	70,498	$2,320,089
FreightCar America [2]	47,500	1,203,650
Gardner Denver	102,200	8,589,910
Gorman-Rupp Company	49,734	1,638,230
Graco	605,449	30,672,046
Graham Corporation	122,548	2,499,979
Hurco Companies [2]	41,552	1,338,390
IDEX Corporation	343,500	15,749,475
Industrea	1,096,600	1,588,827
Kaydon Corporation	148,400	5,538,288
Kennametal	909,071	38,371,887
Lincoln Electric Holdings	719,780	25,804,113
Lindsay Corporation	10,300	708,640
Nordson Corporation	944,064	51,781,910
RBC Bearings [2]	397,400	15,005,824
Robbins & Myers	240,486	12,709,685
Sun Hydraulics	356,000	17,016,800
Tennant Company	719,300	28,721,649
Valmont Industries	232,700	22,429,953
WABCO Holdings [2]	494,200	34,129,452
Wabtec Corporation	392,800	25,814,816

		425,620,597

Marine - 0.4%
Kirby Corporation [2]	441,645	25,028,022

Professional Services - 2.8%
Advisory Board (The) [2]	653,379	37,817,577
Barrett Business Services	146,200	2,093,584
Corporate Executive Board	619,700	27,049,905
CRA International 2,[3]	615,643	16,677,769
Equifax	21,456	744,952
Exponent [2]	323,893	14,092,584
FTI Consulting 1,[2]	186,600	7,079,604
GP Strategies [2]	183,615	2,508,181
Korn/Ferry International [2]	50,000	1,099,500
ManpowerGroup	458,800	24,614,620
On Assignment [2]	85,000	835,550
Robert Half International	676,500	18,285,795
SFN Group [2]	100,000	909,000
Towers Watson & Company Cl. A	358,000	23,524,180
TrueBlue [2]	273,200	3,955,936

		181,288,737

Road & Rail - 1.1%
Arkansas Best	919,435	21,818,192
Landstar System	718,900	33,414,472
Patriot Transportation Holding [2]	254,400	5,690,928
Universal Truckload Services [2]	698,243	11,960,903

		72,884,495

Trading Companies & Distributors - 0.9%
Applied Industrial Technologies	872,343	31,064,134
Houston Wire & Cable	22,700	352,985
MSC Industrial Direct Cl. A	457,300	30,323,563

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Industrials (continued)
Trading Companies & Distributors (continued)
Watsco	6,720	$456,893

		62,197,575

Total (Cost $1,073,286,166)		1,496,095,515

Information Technology – 17.7%
Communications Equipment - 1.2%
ADTRAN	788,515	30,523,416
Black Box	317,502	9,928,287
Cogo Group [2]	312,741	1,670,037
Comtech Telecommunications	50,000	1,402,000
Digi International [2]	388,644	5,052,372
Harmonic [2]	520,100	3,760,323
NETGEAR [2]	393,400	17,199,448
Plantronics	208,200	7,605,546
Tellabs	514,900	2,373,689

		79,515,118

Computers & Peripherals - 1.0%
ADPT Corporation 2,[4]	410,000	1,230,000
Diebold	651,000	20,187,510
Lexmark International Cl. A [2]	349,000	10,211,740
Logitech International 1,[2]	607,100	6,823,804
Rimage Corporation	359,696	4,830,717
†STEC 1,[2]	33,000	561,330
Stratasys [2]	209,335	7,054,590
Super Micro Computer [2]	543,334	8,742,244
Western Digital [2]	104,500	3,801,710
Xyratex [2]	93,500	959,310

		64,402,955

Electronic Equipment, Instruments & Components - 5.9%
Anixter International	44,820	2,928,539
Arrow Electronics [2]	296,100	12,288,150
Avnet [2]	33,600	1,071,168
AVX Corporation	1,584,521	24,148,100
Benchmark Electronics [2]	900,000	14,850,000
Celestica [2]	263,000	2,303,880
Cognex Corporation	888,835	31,491,424
Coherent [2]	711,100	39,302,497
DDi Corporation	776,254	7,405,463
Dolby Laboratories Cl. A 1,[2]	349,250	14,829,155
Electro Rent	77,074	1,319,507
Fabrinet [2]	623,045	15,127,533
FARO Technologies [2]	12,100	529,980
FLIR Systems	754,800	25,444,308
Hollysys Automation Technologies [2]	304,055	2,833,793
Littelfuse	272,137	15,979,885
Mercury Computer Systems [2]	51,000	952,680
Molex	65,933	1,699,093
MTS Systems	148,774	6,223,216
Multi-Fineline Electronix [2]	673,125	14,546,231
Nam Tai Electronics	311,397	1,718,911
National Instruments	1,388,700	41,230,503
Newport Corporation [2]	300,069	5,452,254
Park Electrochemical	82,200	2,297,490
Plexus Corporation [2]	788,200	27,437,242
	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Pulse Electronics [3]	2,095,739	$9,263,166
Rofin-Sinar Technologies [2]	1,055,473	36,044,403
Rogers Corporation [2]	20,000	924,000
Tech Data [2]	473,391	23,144,086
TTM Technologies [2]	300,000	4,806,000
†Vishay Precision Group 1,[2]	62,958	1,062,731

		388,655,388

Internet Software & Services - 0.1%
Monster Worldwide [2]	50,600	741,796
ValueClick [2]	331,500	5,502,900

		6,244,696

IT Services - 3.7%
Convergys Corporation [2]	86,000	1,173,040
Fiserv [2]	19,900	1,246,337
Forrester Research	298,200	9,828,672
Gartner [2]	704,000	28,364,160
Integral Systems [2]	162,548	1,978,209
ManTech International Cl. A	917,506	40,755,616
MAXIMUS	478,083	39,551,807
MoneyGram International [2]	2,313,400	7,680,488
NCI Cl. A [2]	656,610	14,918,179
Sapient Corporation [2]	1,880,000	28,256,400
SRA International Cl. A [2]	373,242	11,540,643
Syntel	358,200	21,176,784
Teradata Corporation [2]	100,000	6,020,000
Total System Services	1,674,800	31,117,784
Yucheng Technologies 1,[2]	425,963	1,392,899

		245,001,018

Office Electronics - 0.0%
Zebra Technologies Cl. A [2]	53,625	2,261,366

Semiconductors & Semiconductor Equipment - 3.6%
Aixtron ADR [1]	115,400	3,937,448
†Amtech Systems 1,[2]	37,800	780,192
Analog Devices	32,200	1,260,308
Cabot Microelectronics [2]	291,876	13,563,478
Cirrus Logic [2]	1,501,900	23,880,210
Cymer [2]	160,434	7,943,087
Diodes [2]	1,133,700	29,589,570
Exar Corporation [2]	824,441	5,218,712
Fairchild Semiconductor International [2]	1,200,300	20,057,013
Himax Technologies ADR	364,632	802,190
Integrated Silicon Solution [2]	641,703	6,205,268
International Rectifier [2]	822,900	23,016,513
IXYS Corporation [2]	345,805	5,180,159
MEMC Electronic Materials [2]	409,500	3,493,035
Micrel	1,080,800	11,434,864
MKS Instruments	895,386	23,656,098
OmniVision Technologies [2]	301,700	10,502,177
Rudolph Technologies [2]	176,100	1,886,031
Supertex [2]	334,000	7,481,600
Teradyne [2]	1,426,046	21,105,481
Ultra Clean Holdings [2]	813,340	7,385,127
Varian Semiconductor Equipment Associates [2]	51,940	3,191,194
60 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Veeco Instruments 1,[2]	59,500	$2,880,395

		234,450,150

Software - 2.2%
ACI Worldwide [2]	427,600	14,440,052
Actuate Corporation [2]	651,500	3,811,275
American Software Cl. A	191,800	1,593,858
ANSYS [2]	603,400	32,987,878
Blackbaud	689,291	19,107,147
Blackboard [2]	310,000	13,450,900
FactSet Research Systems	160,900	16,463,288
Fair Isaac	506,900	15,308,380
Manhattan Associates [2]	440,000	15,153,600
NetScout Systems [2]	88,900	1,857,121
Pervasive Software 2,[3]	1,461,500	9,382,830

		143,556,329

Total (Cost $866,495,036)		1,164,087,020

Materials – 7.0%
Chemicals - 1.4%
Balchem Corporation	254,237	11,130,496
Cabot Corporation	412,500	16,446,375
Hawkins	29,617	1,072,728
Innospec [2]	404,901	13,608,722
Intrepid Potash [2]	464,406	15,093,195
KMG Chemicals	201,089	3,386,339
Lubrizol Corporation (The)	3,710	498,142
Neo Material Technologies [2]	65,000	625,434
Olin Corporation	34,800	788,568
OM Group [2]	48,900	1,987,296
Schulman (A.)	17,300	435,787
Sensient Technologies	50,000	1,853,500
Westlake Chemical	408,400	21,195,960

		88,122,542

Construction Materials - 0.1%
Ash Grove Cement [4]	50,018	8,002,880

Containers & Packaging - 0.8%
AptarGroup	221,700	11,603,778
Greif Cl. A	530,928	34,526,248
†UFP Technologies 2,[3]	359,865	6,808,645

		52,938,671

Metals & Mining - 4.7%
Agnico-Eagle Mines	329,000	20,769,770
Allegheny Technologies	284,700	18,069,909
Carpenter Technology	117,500	6,777,400
Castle (A.M.) & Co. [2]	98,900	1,642,729
Centamin Egypt [2]	375,000	754,316
Cliffs Natural Resources	44,700	4,132,515
Commercial Metals	238,700	3,425,345
Eldorado Gold	1,511,500	22,279,510
Franco-Nevada Corporation	300,000	11,198,092
Fresnillo	32,000	721,261
Globe Specialty Metals	37,600	842,992
Haynes International	163,600	10,131,748
Hecla Mining [2]	1,844,100	14,181,129
	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Hochschild Mining	338,800	$2,502,345
Horsehead Holding Corporation [2]	162,800	2,168,496
Ivanhoe Mines [2]	823,200	20,826,960
Major Drilling Group International	326,700	4,251,216
Metals USA Holdings [2]	25,000	372,500
Olympic Steel	127,000	3,496,310
Pan American Silver	586,100	18,104,629
Randgold Resources ADR	106,700	8,968,135
Reliance Steel & Aluminum	775,300	38,493,645
Schnitzer Steel Industries Cl. A	339,710	19,567,296
Seabridge Gold 1,[2]	377,000	10,635,170
Silver Standard Resources [2]	689,000	18,389,410
Sims Metal Management ADR	1,206,855	22,918,176
Sprott Resource [2]	2,775,600	13,209,605
Steel Dynamics	383,521	6,232,216
Universal Stainless & Alloy Products [2]	83,701	3,913,859
Worthington Industries	80,000	1,848,000

		310,824,684

Total (Cost $287,119,978)		459,888,777

Telecommunication Services – 0.1%
Diversified Telecommunication Services - 0.1%
Premiere Global Services [2]	516,500	4,121,670

Total (Cost $4,038,835)		4,121,670

Utilities – 0.0%
Gas Utilities - 0.0%
UGI Corporation	30,100	959,889

Independent Power Producers & Energy Traders - 0.0%
GenOn Energy [2]	100,000	386,000

Total (Cost $1,282,584)		1,345,889

Miscellaneous [5] – 1.2%
Total (Cost $82,296,622)		78,396,074

TOTAL COMMON STOCKS
(Cost $4,458,350,837)		6,089,559,611

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.0%
GAMCO Investors (Debentures) 0.00%
due 12/31/15
(Cost $464,640)	$464,600	310,339

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)
Royce Micro-Cap Fund
VALUE
REPURCHASE AGREEMENT – 7.2%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $475,211,132 (collateralized
by obligations of various U.S. Government
Agencies, 0.29%-0.32% due 11/30/11-12/30/11,
valued at $487,095,000)
(Cost $475,211,000)	$475,211,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.7%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $48,430,322)	48,430,322

TOTAL INVESTMENTS – 100.4%
(Cost $4,982,456,799)	6,613,511,272

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.4)%	(26,508,739)

NET ASSETS – 100.0%	$6,587,002,533

	SHARES	VALUE
COMMON STOCKS – 89.7%

Consumer Discretionary – 11.5%
Auto Components - 1.6%
Drew Industries	497,100	$12,288,312
Fuel Systems Solutions 1,[2]	199,800	4,985,010
Motorcar Parts of America [2]	461,450	6,926,365

		24,199,687

Diversified Consumer Services - 1.4%
†ChinaCast Education [2]	1,175,551	6,089,354
Lincoln Educational Services	819,427	14,053,173

		20,142,527

Hotels, Restaurants & Leisure - 0.3%
McCormick & Schmick’s Seafood
Restaurants [2]	356,099	3,058,890
Multimedia Games Holding Company [2]	370,018	1,683,582

		4,742,472

Household Durables - 1.3%
AS Creation Tapeten	67,000	2,846,142
Cavco Industries [2]	302,378	13,607,010
CSS Industries	140,700	2,944,851

		19,398,003

Internet & Catalog Retail - 0.9%
GS Home Shopping	50,000	6,399,946
Manutan International	74,300	5,732,672
Vitacost.com [2]	379,400	1,836,296

		13,968,914

Leisure Equipment & Products - 0.7%
Arctic Cat [2]	401,127	5,387,136
Piscines Desjoyaux	437,000	4,626,002

		10,013,138

Media - 0.2%
Rentrak Corporation [2]	110,602	1,962,080
Saraiva SA Livreiros Editores	55,000	1,075,577

		3,037,657

Specialty Retail - 4.0%
Buckle (The)	161,275	6,886,443
Cato Corporation (The) Cl. A	243,250	7,005,600
Jos. A. Bank Clothiers [2]	178,080	8,905,781
Kirkland’s [2]	978,760	11,764,695
Lewis Group	420,000	5,256,690
Luk Fook Holdings (International)	2,151,800	10,448,499
Shoe Carnival [2]	116,070	3,499,510
Stein Mart	677,003	6,526,309

		60,293,527

Textiles, Apparel & Luxury Goods - 1.1%
LaCrosse Footwear [3]	532,669	7,691,740
True Religion Apparel [2]	198,300	5,766,564
Van De Velde	61,008	3,466,641

		16,924,945

Total (Cost $127,009,961)		172,720,870

Consumer Staples – 2.9%
Food Products - 1.8%
Asian Citrus Holdings	7,400,000	6,760,763

62 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
Binggrae	90,000	$5,207,773
BioExx Specialty Proteins [2]	1,209,800	1,254,394
Sipef	77,500	7,839,114
Super Group	5,357,000	6,246,424

		27,308,468

Household Products - 0.2%
Jyothy Laboratories	475,000	2,319,311

Personal Products - 0.9%
Nutraceutical International [2]	265,100	4,077,238
†USANA Health Sciences 1,[2]	311,900	9,756,232

		13,833,470

Total (Cost $29,784,651)		43,461,249

Energy – 7.7%
Energy Equipment & Services - 6.9%
Cal Dive International [2]	575,527	3,441,652
Canadian Energy Services &
Technology	391,200	12,675,618
Dawson Geophysical [2]	250,433	8,552,287
Gasfrac Energy Services [2]	395,000	3,604,127
Geodrill [2]	1,240,900	2,997,871
Gulf Island Fabrication	353,544	11,412,400
Lamprell	2,313,756	14,015,783
OYO Geospace [2]	95,325	9,532,500
Tesco Corporation [2]	570,800	11,079,228
TGC Industries 2,[3]	1,105,667	7,065,212
Total Energy Services	933,200	13,894,709
Union Drilling [2]	430,205	4,426,809

		102,698,196

Oil, Gas & Consumable Fuels - 0.8%
Gran Tierra Energy [2]	916,700	6,059,387
Triangle Petroleum [2]	718,837	4,643,687
Uranium Resources 1,[2]	1,146,479	1,914,620

		12,617,694

Total (Cost $63,194,707)		115,315,890

Financials – 6.4%
Capital Markets - 2.7%
CapMan Cl. B	1,450,000	2,837,161
Edelman Financial Group (The)	780,000	6,154,200
FBR & Company [2]	1,339,485	4,554,249
Gluskin Sheff + Associates	360,000	7,017,471
GMP Capital	403,800	5,354,971
INTL FCStone [2]	388,363	9,402,268
U.S. Global Investors Cl. A	166,000	1,195,200
Westwood Holdings Group	92,772	3,534,613

		40,050,133

Commercial Banks - 0.6%
Bancorp (The) [2]	373,567	3,903,775
BCB Holdings [2]	2,760,860	2,392,764
Pacific Continental	356,897	3,265,608

		9,562,147

	SHARES	VALUE
Financials (continued)
Diversified Financial Services - 0.3%
Hellenic Exchanges	675,000	$4,814,828

Insurance - 1.7%
American Safety Insurance Holdings [2]	291,300	5,575,482
Argo Group International Holdings	103,605	3,079,141
†eHealth 1,[2]	841,957	11,248,545
Navigators Group [2]	75,900	3,567,300
United Fire & Casualty	100,000	1,737,000

		25,207,468

Real Estate Management & Development - 1.1%
Kennedy-Wilson Holdings	1,080,423	13,235,182
Syswin ADR [2]	1,068,528	3,162,843

		16,398,025

Total (Cost $89,795,073)		96,032,601

Health Care – 10.4%
Biotechnology - 1.0%
Dyax Corporation [2]	1,586,884	3,142,031
Lexicon Pharmaceuticals [2]	2,567,791	4,519,312
Sinovac Biotech [2]	880,300	2,816,960
Zogenix 1,[2]	940,700	3,772,207

		14,250,510

Health Care Equipment & Supplies - 4.6%
Anika Therapeutics [2]	350,822	2,497,853
Cerus Corporation 1,[2]	1,026,868	3,080,604
CryoLife [2]	563,595	3,156,132
Cynosure Cl. A [2]	447,000	5,408,700
Exactech [2]	441,027	7,942,896
Kensey Nash [2]	273,252	6,894,148
Merit Medical Systems [2]	467,965	8,409,331
Neogen Corporation [2]	82,385	3,724,626
Solta Medical [2]	1,108,077	3,058,292
STRATEC Biomedical Systems	60,000	2,665,867
SurModics [2]	483,754	5,369,669
Syneron Medical [2]	927,674	11,252,686
Young Innovations	167,194	4,768,373

		68,229,177

Health Care Providers & Services - 1.5%
CorVel Corporation [2]	123,157	5,776,063
IPC The Hospitalist [2]	97,200	4,505,220
PDI 2,[3]	1,015,694	7,201,271
U.S. Physical Therapy	231,840	5,733,403

		23,215,957

Health Care Technology - 0.7%
Transcend Services [2]	345,530	10,155,127

Life Sciences Tools & Services - 1.3%
†BG Medicine 1,[2]	334,350	2,661,426
BioClinica [2]	569,400	2,835,612
EPS	4,000	9,417,867
Furiex Pharmaceuticals [2]	277,380	4,934,590

		19,849,495

Pharmaceuticals - 1.3%
Bukwang Pharmaceutical	480,000	5,324,461
Daewoong Pharmaceutical	60,000	2,157,283
Unichem Laboratories	619,700	2,077,170

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
Health Care (continued)
Pharmaceuticals (continued)
Vetoquinol	224,700	$9,772,435

		19,331,349

Total (Cost $135,105,650)		155,031,615

Industrials – 18.1%
Aerospace & Defense - 0.4%
Ducommun	262,427	5,398,123

Building Products - 1.3%
AAON	403,328	8,808,673
Sung Kwang Bend	380,000	7,847,188
WaterFurnace Renewable Energy	120,000	2,762,196

		19,418,057

Commercial Services & Supplies - 1.4%
Courier Corporation	259,632	2,868,934
Ennis	479,151	8,337,227
Heritage-Crystal Clean [2]	501,970	9,627,785

		20,833,946

Construction & Engineering - 1.3%
Layne Christensen [2]	179,000	5,430,860
Raubex Group	1,435,000	3,422,271
Severfield-Rowen	750,000	2,615,152
Sterling Construction [2]	624,311	8,596,763

		20,065,046

Electrical Equipment - 2.5%
Fushi Copperweld [2]	1,074,081	6,154,484
Global Power Equipment Group 1,[2]	435,771	11,556,647
Graphite India	2,900,000	5,870,056
LSI Industries	971,936	7,717,172
Voltamp Transformers [3]	524,000	6,040,694

		37,339,053

Machinery - 5.9%
Burckhardt Compression Holding	30,000	9,154,368
Foster (L.B.) Company Cl. A	240,426	7,912,420
FreightCar America [2]	373,209	9,457,116
Gorman-Rupp Company	95,596	3,148,940
Graham Corporation [3]	643,900	13,135,560
Kadant [2]	276,962	8,727,073
Key Technology 2,[3]	446,814	7,224,982
Pfeiffer Vacuum Technology	68,000	8,526,626
RBC Bearings [2]	212,821	8,036,121
Semperit AG Holding	268,100	13,372,817

		88,696,023

Marine - 0.6%
Baltic Trading	488,382	2,803,313
Euroseas	1,511,643	6,590,763

		9,394,076

Professional Services - 2.8%
Begbies Traynor	1,959,000	1,360,084
CRA International [2]	366,283	9,922,607
eClerx Services	170,000	3,199,601
Exponent [2]	239,608	10,425,344
GP Strategies 2,[3]	1,204,140	16,448,552

		41,356,188

	SHARES	VALUE
Industrials (continued)
Road & Rail - 1.6%
Marten Transport	661,219	$14,282,330
Patriot Transportation Holding [2]	415,869	9,302,990

		23,585,320

Trading Companies & Distributors - 0.3%
Houston Wire & Cable	277,200	4,310,460

Total (Cost $222,550,911)		270,396,292

Information Technology – 13.4%
Communications Equipment - 2.8%
Anaren [2]	743,436	15,798,015
BigBand Networks [2]	1,324,875	2,874,979
Digi International [2]	691,700	8,992,100
KVH Industries [2]	556,300	5,913,469
Parrot [2]	127,000	5,147,837
†Sierra Wireless 1,[2]	352,600	4,121,894

		42,848,294

Computers & Peripherals - 1.1%
Novatel Wireless [2]	753,900	4,131,372
Super Micro Computer [2]	356,463	5,735,490
Xyratex [2]	619,700	6,358,122

		16,224,984

Electronic Equipment, Instruments & Components - 2.4%
Diploma	1,041,500	6,272,024
Domino Printing Sciences	317,600	3,476,469
Electro Rent	262,000	4,485,440
Fabrinet [2]	269,531	6,544,213
Inficon Holding	20,000	4,177,457
†NeoPhotonics Corporation 1,[2]	525,100	3,633,692
Nice	133,000	578,788
Vaisala Cl. A	200,000	6,478,952

		35,647,035

Internet Software & Services - 1.3%
Envestnet [2]	283,200	4,205,520
Meetic [2]	345,000	7,485,478
Neurones	350,000	4,365,216
World Energy Solutions 1,2,[3]	747,900	3,141,180

		19,197,394

IT Services - 0.2%
Forrester Research	78,800	2,597,248

Semiconductors & Semiconductor Equipment - 4.6%
Advanced Energy Industries [2]	248,036	3,668,453
ATMI [2]	519,800	10,619,514
AXT [2]	1,406,161	11,924,245
GSI Technology [2]	633,239	4,559,321
Integrated Silicon Solution [2]	971,300	9,392,471
†Mindspeed Technologies 1,[2]	457,200	3,657,600
Rudolph Technologies [2]	1,084,441	11,614,363
Sigma Designs [2]	995,575	7,606,193
Supertex [2]	259,200	5,806,080

		68,848,240

Software - 1.0%
PROS Holdings [2]	164,739	2,881,285
Smith Micro Software [2]	1,341,200	5,646,452

64 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Software (continued)
VASCO Data Security International [2]	489,139	$6,089,781

		14,617,518

Total (Cost $172,661,101)		199,980,713

Materials – 13.8%
Chemicals - 1.0%
Huchems Fine Chemical	300,000	7,260,818
Societe Internationale de Plantations d’Heveas	34,700	4,538,911
Victrex	150,000	3,611,197

		15,410,926

Construction Materials - 0.1%
Polaris Minerals [2]	1,160,800	1,023,049

Metals & Mining - 12.7%
Alamos Gold	488,900	8,095,529
Allied Nevada Gold [2]	422,300	14,936,751
AuRico Gold [2]	398,586	4,380,460
Bear Creek Mining 1,[2]	677,600	2,704,919
Castle (A.M.) & Co. [2]	473,353	7,862,393
Eldorado Gold	286,800	4,227,432
Endeavour Mining 1,[2]	1,971,000	4,720,836
Endeavour Silver [2]	1,264,200	10,619,280
Entree Gold [2]	1,901,000	4,068,140
Great Basin Gold [2]	2,648,600	5,437,532
Horsehead Holding Corporation [2]	1,044,674	13,915,058
Imdex	3,187,865	7,359,145
International Tower Hill Mines [2]	569,500	4,294,030
Keegan Resources [2]	775,400	6,013,782
Lumina Copper 1,[2]	1,367,400	8,435,927
†Lumina Royalty 2,[6]	1,367,400	968,359
Olympic Steel	495,002	13,627,405
Phoscan Chemical [2]	2,968,200	1,446,475
Quaterra Resources [2]	1,885,000	2,286,742
†Revett Minerals 1,[2]	265,000	1,195,150
Richmont Mines [2]	770,900	5,481,099
Silvercorp Metals	983,800	9,228,044
Sprott Resource [2]	2,039,700	9,707,318
Synalloy Corporation [2]	218,631	2,966,823
Torex Gold Resources [2]	2,091,000	3,772,451
Universal Stainless & Alloy Products [2]	336,421	15,731,046
US Gold [2]	1,648,804	9,942,288
Western Copper [2]	1,471,000	4,707,200
†Wildcat Silver [2]	1,597,000	2,700,048

		190,831,662

Total (Cost $121,105,247)		207,265,637

Telecommunication Services – 1.3%
Diversified Telecommunication Services - 1.3%
Atlantic Tele-Network	283,600	10,878,896
Neutral Tandem [2]	514,489	8,962,398

Total (Cost $11,140,614)		19,841,294

	SHARES	VALUE
Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [2]	2,798,700	$2,060,321

Total (Cost $3,790,183)		2,060,321

Miscellaneous [5] – 4.1%
Total (Cost $67,055,619)		60,787,146

TOTAL COMMON STOCKS
(Cost $1,043,193,717)		1,342,893,628

REPURCHASE AGREEMENT – 10.8%
Fixed Income Clearing Corp., 0.01% dated 6/30/11, due 7/1/11, maturity value $161,519,045 (collateralized by obligations of various U.S. Government Agencies, 0.25%-2.00% due 11/30/11-10/25/13, valued at $165,561,701) (Cost $161,519,000)		161,519,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.8%
U.S. Treasury Bonds 3.875% due 8/15/40	$18,350	18,637
U.S. Treasury Notes 1.375%-3.25% due 1/15/13-12/31/16	601,585	603,206
Money Market Funds Federated Government Obligations Fund (7 day yield-0.009864%)		11,563,775

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $12,185,618)		12,185,618

TOTAL INVESTMENTS – 101.3%
(Cost $1,216,898,335)		1,516,598,246

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.3)%		(19,027,033)

NET ASSETS – 100.0%		$1,497,571,213

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce Premier Fund

	SHARES	VALUE
COMMON STOCKS – 87.2%

Consumer Discretionary – 12.4%
Automobiles - 1.7%
Thor Industries [3]	4,407,057	$127,099,524

Distributors - 0.6%
Pool Corporation	1,511,400	45,054,834

Diversified Consumer Services - 2.7%
Sotheby’s	2,281,294	99,236,289
Strayer Education [3]	843,485	106,608,069

		205,844,358

Media - 1.0%
Morningstar	1,333,206	81,032,261

Specialty Retail - 0.9%
Buckle (The)	1,663,536	71,032,987

Textiles, Apparel & Luxury Goods - 5.5%
†Carter’s 1,[2]	679,800	20,910,648
Columbia Sportswear	976,706	61,923,160
Fossil [2]	1,055,644	124,270,412
Polo Ralph Lauren Cl. A	829,800	110,039,778
Timberland Company (The) Cl. A [2]	2,364,336	101,595,518

		418,739,516

Total (Cost $578,384,613)		948,803,480

Consumer Staples – 4.1%
Food Products - 2.1%
Cal-Maine Foods [3]	1,762,686	56,335,444
Sanderson Farms [3]	2,130,191	101,780,526

		158,115,970

Personal Products - 2.0%
Nu Skin Enterprises Cl. A [3]	4,181,500	157,015,325

Total (Cost $208,432,572)		315,131,295

Energy – 7.0%
Energy Equipment & Services - 7.0%
Ensign Energy Services	7,103,000	140,815,348
Pason Systems	3,895,900	58,734,394
Trican Well Service	6,841,100	160,733,396
Unit Corporation 2,[3]	2,896,073	176,457,728

Total (Cost $245,338,715)		536,740,866

Financials – 10.5%
Capital Markets - 4.1%
Affiliated Managers Group [2]	500,000	50,725,000
Federated Investors Cl. B	3,389,300	80,800,912
Knight Capital Group Cl. A [2]	4,667,200	51,432,544
Partners Group Holding	316,613	56,036,708
Stifel Financial [2]	2,024,587	72,601,690

		311,596,854

Diversified Financial Services - 1.0%
TMX Group	1,651,300	74,992,939

Insurance - 3.1%
Alleghany Corporation [2]	354,525	118,095,823
	SHARES	VALUE
Financials (continued)
Insurance (continued)
ProAssurance Corporation 2,[3]	1,733,449	$121,341,430

		239,437,253

Real Estate Management & Development - 2.3%
Jones Lang LaSalle	1,169,700	110,302,710
St. Joe Company (The) 1,[2]	3,216,474	67,031,318

		177,334,028

Total (Cost $582,486,785)		803,361,074

Health Care – 4.2%
Biotechnology - 1.0%
†Myriad Genetics [2]	3,443,167	78,194,322

Health Care Equipment & Supplies - 1.6%
IDEXX Laboratories [2]	1,536,500	119,170,940

Life Sciences Tools & Services - 0.6%
PerkinElmer	1,523,500	40,997,385

Pharmaceuticals - 1.0%
Perrigo Company	884,600	77,729,802

Total (Cost $157,876,305)		316,092,449

Industrials – 21.0%
Air Freight & Logistics - 0.5%
UTi Worldwide	1,999,700	39,374,093

Building Products - 1.8%
Armstrong World Industries	845,170	38,505,945
Simpson Manufacturing [3]	3,387,886	101,196,155

		139,702,100

Commercial Services & Supplies - 2.3%
Copart [2]	1,267,400	59,060,840
Ritchie Bros. Auctioneers	4,161,250	114,392,763

		173,453,603

Construction & Engineering - 0.7%
EMCOR Group [2]	1,827,245	53,556,551

Electrical Equipment - 3.5%
Brady Corporation Cl. A	683,000	21,896,980
GrafTech International [2]	5,499,876	111,482,486
Woodward [3]	3,841,024	133,898,097

		267,277,563

Machinery - 9.0%
Gardner Denver	1,536,518	129,144,338
Kennametal	1,563,500	65,995,335
Lincoln Electric Holdings [3]	5,024,994	180,146,035
Rational	329,966	86,962,345
Semperit AG Holding [3]	1,536,963	76,663,652
Valmont Industries	684,440	65,973,172
Wabtec Corporation	1,233,237	81,048,336

		685,933,213

Marine - 1.0%
Kirby Corporation [2]	1,273,635	72,176,895

Professional Services - 0.6%
Towers Watson & Company Cl. A	741,011	48,691,833

Road & Rail - 0.8%
Landstar System	1,325,300	61,599,944

66 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Industrials (continued)
Trading Companies & Distributors - 0.8%
MSC Industrial Direct Cl. A	952,284	$63,145,952

Total (Cost $875,505,078)		1,604,911,747

Information Technology – 16.7%
Communications Equipment - 1.1%
ADTRAN	2,185,434	84,598,150

Electronic Equipment, Instruments & Components - 3.5%
Benchmark Electronics 1,[2]	2,320,000	38,280,000
Cognex Corporation [3]	2,957,717	104,791,913
National Instruments	4,096,201	121,616,208

		264,688,121

IT Services - 3.2%
Gartner [2]	4,607,100	185,620,059
Jack Henry & Associates	1,841,640	55,267,616

		240,887,675

Office Electronics - 1.0%
Zebra Technologies Cl. A [2]	1,806,500	76,180,105

Semiconductors & Semiconductor Equipment - 7.2%
Cabot Microelectronics 2,[3]	2,136,191	99,268,796
†Cymer 1,[2]	113,200	5,604,532
†Fairchild Semiconductor International [2]	4,934,012	82,447,341
†FEI Company 2,[3]	2,343,120	89,483,753
MKS Instruments [3]	2,941,910	77,725,262
Varian Semiconductor Equipment
Associates [2]	1,576,001	96,829,501
†Veeco Instruments 1,2,[3]	2,060,912	99,768,750

		551,127,935

Software - 0.7%
Fair Isaac	1,832,600	55,344,520

Total (Cost $895,425,272)		1,272,826,506

Materials – 10.6%
Chemicals - 1.8%
Westlake Chemical	2,655,781	137,835,034

Metals & Mining - 8.8%
Pan American Silver	4,815,044	148,736,709
Reliance Steel & Aluminum	2,419,800	120,143,070
Schnitzer Steel Industries Cl. A [3]	2,108,038	121,422,989
Seabridge Gold 1,2,[3]	2,803,900	79,098,019
Silver Standard Resources 2,[3]	4,071,999	108,681,653
Sims Metal Management ADR	4,859,714	92,285,969

		670,368,409

Total (Cost $554,530,376)		808,203,443

Miscellaneous [5] – 0.7%
Total (Cost $45,015,521)		54,346,535

TOTAL COMMON STOCKS
(Cost $4,142,995,237)		6,660,417,395

VALUE

REPURCHASE AGREEMENT – 12.5%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $957,530,266 (collateralized
by obligations of various U.S. Government
Agencies, 0.52%-5.50% due 7/6/11-3/15/12, valued
at $981,471,635)
(Cost $957,530,000)	$957,530,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 2.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $163,464,780)	163,464,780

TOTAL INVESTMENTS – 101.8%
(Cost $5,263,990,017)	7,781,412,175

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.8)%	(138,145,410)

NET ASSETS – 100.0%	$7,643,266,765

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce Low-Priced Stock Fund

	SHARES	VALUE
COMMON STOCKS – 90.3%

Consumer Discretionary – 8.8%
Automobiles - 0.7%
Thor Industries	889,753	$25,660,477
Winnebago Industries 1,[2]	1,070,535	10,341,368

		36,001,845

Diversified Consumer Services - 1.1%
Corinthian Colleges 1,2,[3]	5,739,200	24,448,992
Universal Technical Institute [3]	1,580,679	31,250,024

		55,699,016

Hotels, Restaurants & Leisure - 0.0%
REXLot Holdings	20,000,000	1,934,246

Household Durables - 0.6%
Helen of Troy [2]	801,996	27,692,922

Internet & Catalog Retail - 0.6%
NutriSystem [3]	1,975,690	27,778,201

Leisure Equipment & Products - 0.2%
Callaway Golf	1,600,066	9,952,410

Media - 0.1%
Pico Far East Holdings	30,000,000	6,208,836

Specialty Retail - 2.9%
Buckle (The)	704,575	30,085,353
Cato Corporation (The) Cl. A	597,350	17,203,680
Charming Shoppes 1,[2]	2,423,428	10,081,460
Chico’s FAS	956,000	14,559,880
Lewis Group	1,543,747	19,321,427
Luk Fook Holdings (International)	2,942,800	14,289,360
Men’s Wearhouse (The)	856,700	28,870,790
Williams-Sonoma	390,405	14,245,878

		148,657,828

Textiles, Apparel & Luxury Goods - 2.6%
Fossil [2]	392,150	46,163,898
Gildan Activewear	431,700	15,182,889
K-Swiss Cl. A [2]	852,000	9,056,760
Timberland Company (The) Cl. A [2]	1,426,342	61,289,916

		131,693,463

Total (Cost $311,572,453)		445,618,767

Consumer Staples – 3.2%
Food Products - 1.7%
Asian Citrus Holdings	14,918,000	13,629,332
Charoen Pokphand Indonesia	22,425,000	5,207,737
Darling International 1,[2]	1,299,105	22,994,159
Imperial Sugar [3]	813,740	16,274,800
Industrias Bachoco ADR	1,137,495	27,413,629

		85,519,657

Personal Products - 1.5%
Nu Skin Enterprises Cl. A	2,051,000	77,015,050

Total (Cost $79,950,373)		162,534,707

Energy – 12.0%
Energy Equipment & Services - 11.5%
Calfrac Well Services	1,756,100	57,847,785
Ensign Energy Services	3,154,100	62,529,309
	SHARES	VALUE
Energy (continued)
Energy Equipment & Services (continued)
Global Industries [2]	1,236,950	$6,778,486
Lamprell	12,106,829	73,338,192
Oil States International 1,[2]	706,200	56,432,442
Pason Systems	2,250,700	33,931,441
RPC	855,846	21,002,461
Tesco Corporation 2,[3]	3,213,005	62,364,427
TGS-NOPEC Geophysical	910,000	25,521,890
Total Energy Services [3]	1,966,700	29,282,816
Trican Well Service	4,113,800	96,654,784
Unit Corporation 1,[2]	878,400	53,520,912

		579,204,945

Oil, Gas & Consumable Fuels - 0.5%
Denison Mines 1,[2]	1,250,200	2,400,384
SM Energy	328,000	24,101,440

		26,501,824

Total (Cost $282,457,987)		605,706,769

Financials – 10.9%
Capital Markets - 6.4%
Artio Global Investors Cl. A	2,776,537	31,374,868
Ashmore Group	4,080,363	26,079,387
CapMan Cl. B	2,918,978	5,711,454
Close Brothers Group	1,000,000	12,390,791
Deutsche Beteiligungs	409,995	11,563,348
Duff & Phelps Cl. A	1,354,900	17,383,367
Egyptian Financial Group-Hermes
Holding [2]	3,000,000	10,101,192
Federated Investors Cl. B	1,199,700	28,600,848
Jefferies Group	198,200	4,043,280
Jupiter Fund Management	6,331,349	25,688,395
Knight Capital Group Cl. A [2]	2,899,500	31,952,490
Sprott	6,576,000	50,387,929
Stifel Financial [2]	232,117	8,323,716
U.S. Global Investors Cl. A	661,751	4,764,607
Value Partners Group	63,832,300	54,863,090

		323,228,762

Commercial Banks - 0.2%
Popular [2]	3,600,000	9,936,000

Diversified Financial Services - 0.7%
KKR Financial Holdings LLC	2,313,430	22,694,749
MarketAxess Holdings	601,985	15,085,744

		37,780,493

Insurance - 2.4%
Argo Group International Holdings	521,897	15,510,779
Aspen Insurance Holdings	553,000	14,228,690
Brown & Brown	850,000	21,811,000
Greenlight Capital Re Cl. A [2]	573,812	15,085,517
Montpelier Re Holdings	572,500	10,305,000
Validus Holdings	1,361,140	42,127,283

		119,068,269

Real Estate Management & Development - 1.2%
E-House China Holdings ADR	2,145,504	21,047,394
Kennedy-Wilson Holdings 1,[3]	2,894,994	35,463,677

68 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development (continued)
Syswin ADR 1,[2]	1,355,866	$4,013,363

		60,524,434

Total (Cost $515,266,513)		550,537,958

Health Care – 5.8%
Biotechnology - 2.1%
Emergent Biosolutions [2]	887,900	20,022,145
Lexicon Pharmaceuticals [2]	2,027,300	3,568,048
Maxygen	690,200	3,775,394
Myriad Genetics [2]	2,982,600	67,734,846
Sino Biopharmaceutical	15,950,000	5,714,741
Sinovac Biotech [2]	1,749,629	5,598,813

		106,413,987

Health Care Equipment & Supplies - 1.4%
Carl Zeiss Meditec	2,026,800	45,144,735
CONMED Corporation 1,[2]	205,500	5,852,640
Nihon Kohden	342,000	8,475,028
Thoratec Corporation [2]	350,000	11,487,000

		70,959,403

Health Care Providers & Services - 0.5%
Cross Country Healthcare 2,[3]	2,592,607	19,703,813
OdontoPrev	300,000	4,997,918

		24,701,731

Life Sciences Tools & Services - 0.5%
Caliper Life Sciences 1,[2]	2,009,729	16,298,902
eResearchTechnology [2]	1,815,849	11,566,958

		27,865,860

Pharmaceuticals - 1.3%
Adcock Ingram Holdings	2,071,000	18,196,550
Endo Pharmaceuticals Holdings [2]	582,052	23,381,029
Recordati	1,288,800	14,176,432
ViroPharma 1,[2]	511,003	9,453,555

		65,207,566

Total (Cost $256,013,083)		295,148,547

Industrials – 11.2%
Aerospace & Defense - 2.3%
Ceradyne [2]	1,055,967	41,172,154
HEICO Corporation Cl. A	1,877,441	74,647,054

		115,819,208

Building Products - 0.7%
AAON	706,875	15,438,150
WaterFurnace Renewable Energy [3]	849,500	19,554,047

		34,992,197

Commercial Services & Supplies - 0.9%
Copart 1,[2]	311,795	14,529,647
Ennis	1,004,600	17,480,040
Moshi Moshi Hotline	950,000	15,421,976

		47,431,663

Construction & Engineering - 0.4%
Dycom Industries 1,[2]	544,100	8,890,594
Raubex Group	5,279,971	12,591,980

		21,482,574

	SHARES	VALUE
Industrials (continued)
Electrical Equipment - 1.8%
GrafTech International [2]	3,807,800	$77,184,106
Powell Industries [2]	314,848	11,491,952

		88,676,058

Machinery - 1.9%
Gardner Denver	285,618	24,006,193
Kennametal	1,174,500	49,575,645
Lincoln Electric Holdings	694,770	24,907,504

		98,489,342

Professional Services - 2.1%
CBIZ 1,[2]	597,600	4,398,336
Exponent [2]	250,400	10,894,904
Kforce [2]	448,774	5,869,964
Korn/Ferry International [2]	2,286,963	50,290,316
TrueBlue 2,[3]	2,315,491	33,528,310

		104,981,830

Road & Rail - 0.6%
Heartland Express	688,366	11,399,341
Universal Truckload Services [2]	387,561	6,638,920
Werner Enterprises	490,600	12,289,530

		30,327,791

Trading Companies & Distributors - 0.5%
Houston Wire & Cable [3]	1,591,200	24,743,160

Total (Cost $341,213,329)		566,943,823

Information Technology – 16.9%
Communications Equipment - 2.8%
ADTRAN	983,900	38,086,769
Arris Group [2]	1,391,971	16,160,783
Harmonic [2]	2,022,500	14,622,675
KVH Industries 2,[3]	1,100,200	11,695,126
NETGEAR 1,[2]	1,192,800	52,149,216
PC-Tel 2,[3]	1,195,592	7,747,436

		140,462,005

Computers & Peripherals - 1.5%
Avid Technology 1,[2]	674,543	12,708,390
Novatel Wireless 1,2,[3]	2,592,176	14,205,125
STEC 1,[2]	1,662,400	28,277,424
Xyratex 1,2,[3]	1,779,446	18,257,116

		73,448,055

Electronic Equipment, Instruments & Components - 1.6%
AVX Corporation	668,900	10,194,036
Cognex Corporation	377,738	13,383,257
Littelfuse	258,400	15,173,248
Methode Electronics	1,126,000	13,072,860
TTM Technologies [2]	1,875,035	30,038,061

		81,861,462

Internet Software & Services - 0.3%
ValueClick [2]	1,002,600	16,643,160

IT Services - 2.2%
Forrester Research	518,300	17,083,168
Integral Systems 2,[3]	1,105,722	13,456,637
Jack Henry & Associates	197,100	5,914,971
MAXIMUS	246,891	20,425,292

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 69

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Information Technology (continued)
IT Services (continued)
SRA International Cl. A [2]	761,000	$23,530,120
TeleTech Holdings 1,[2]	1,563,600	32,960,688

		113,370,876

Semiconductors & Semiconductor Equipment - 8.3%
Advanced Energy Industries [2]	1,351,400	19,987,206
Aixtron ADR [1]	586,304	20,004,692
Brooks Automation [2]	2,633,582	28,600,701
Cirrus Logic 1,[2]	678,400	10,786,560
Exar Corporation [2]	461,700	2,922,561
Fairchild Semiconductor
International 1,[2]	4,620,739	77,212,549
International Rectifier [2]	1,786,322	49,963,426
Lam Research [2]	343,800	15,223,464
Micrel	685,744	7,255,172
MKS Instruments	1,587,800	41,949,676
Novellus Systems [2]	650,000	23,491,000
OmniVision Technologies [2]	1,127,191	39,237,519
Sigma Designs 2,[3]	2,007,658	15,338,507
Teradyne [2]	2,285,188	33,820,782
Varian Semiconductor Equipment
Associates [2]	379,980	23,345,971
Verigy [2]	660,200	9,883,194

		419,022,980

Software - 0.2%
Aveva Group	316,068	8,689,936
THQ 1,[2]	462,500	1,674,250

		10,364,186

Total (Cost $627,896,727)		855,172,724

Materials – 19.3%
Chemicals - 2.1%
Intrepid Potash 1,[2]	1,709,900	55,571,750
Schulman (A.)	421,190	10,609,776
Victrex	600,000	14,444,790
Westlake Chemical	464,800	24,123,120

		104,749,436

Construction Materials - 0.2%
Mardin Cimento Sanayii	2,160,000	9,288,972

Metals & Mining - 16.9%
Alamos Gold	4,573,400	75,729,376
Allied Nevada Gold 1,[2]	2,480,550	87,737,053
Aquarius Platinum	2,053,000	10,478,959
AuRico Gold 1,[2]	2,247,500	24,700,025
Castle (A.M.) & Co. 2,[3]	1,799,667	29,892,469
Centamin Egypt [2]	19,052,400	38,324,074
Endeavour Mining 1,[2]	3,175,000	7,604,593
†Globe Specialty Metals	2,021,300	45,317,546
Hecla Mining [2]	2,577,715	19,822,628
Hochschild Mining	5,598,900	41,352,947
Horsehead Holding Corporation [2]	1,849,035	24,629,146
Major Drilling Group International	2,582,400	33,603,733
Medusa Mining	3,386,300	24,036,382
Northam Platinum	2,040,000	12,838,746
Olympic Steel	510,800	14,062,324
	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Orbit Garant Drilling [2]	1,512,500	$8,703,795
Pan American Silver	2,163,053	66,816,707
Pretium Resources 2,[3]	4,737,000	44,990,326
Reliance Steel & Aluminum	180,000	8,937,000
Schnitzer Steel Industries Cl. A	177,100	10,200,960
Seabridge Gold 1,[2]	1,111,783	31,363,398
Silver Standard Resources 1,[2]	2,499,400	66,708,986
Silvercorp Metals	3,460,400	32,458,552
Sims Metal Management ADR	2,318,950	44,036,861
Sprott Resource 1,[2]	2,980,100	14,182,859
Tahoe Resources [2]	800,000	14,930,790
US Gold 1,[2]	4,000,000	24,120,000

		857,580,235

Paper & Forest Products - 0.1%
China Forestry Holdings 2,[6]	23,300,000	4,416,451

Total (Cost $601,303,030)		976,035,094

Telecommunication Services – 0.6%
Diversified Telecommunication Services - 0.6%
Citic Telecom International Holdings	17,355,000	4,761,515
Neutral Tandem 1,[2]	1,596,500	27,811,030

Total (Cost $28,428,894)		32,572,545

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [2]	9,732,900	7,165,078

Total (Cost $12,581,547)		7,165,078

Miscellaneous [5] – 1.5%
Total (Cost $77,139,605)		76,210,130

TOTAL COMMON STOCKS
(Cost $3,133,823,541)		4,573,646,142

REPURCHASE AGREEMENT – 9.7%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $491,934,137 (collateralized
by obligations of various U.S. Government
Agencies, 0.375%-1.375% due 10/31/12-11/15/12,
valued at $504,235,481)
(Cost $491,934,000)		491,934,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $72,532,764)		72,532,764

70 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Total Return Fund
VALUE
TOTAL INVESTMENTS – 101.4%
(Cost $3,698,290,305)	$5,138,112,906

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.4)%	(73,049,226)

NET ASSETS – 100.0%	$5,065,063,680

	SHARES	VALUE
COMMON STOCKS – 92.6%

Consumer Discretionary – 13.2%
Auto Components - 0.5%
Gentex Corporation	595,000	$17,986,850
Spartan Motors	47,557	256,808
Superior Industries International	212,687	4,702,509

		22,946,167

Automobiles - 0.2%
Thor Industries	415,252	11,975,868

Distributors - 0.2%
Doshisha	60,000	1,578,561
Weyco Group	282,000	6,937,200

		8,515,761

Diversified Consumer Services - 0.2%
DeVry	53,500	3,163,455
Hillenbrand	243,625	5,761,731
Regis Corporation	89,600	1,372,672
Strayer Education	16,000	2,022,240

		12,320,098

Hotels, Restaurants & Leisure - 0.9%
Abu Dhabi National Hotels [6]	1,200,000	820,038
Ambassadors Group	37,873	334,419
Bob Evans Farms	479,473	16,767,171
DineEquity [2]	61,030	3,190,038
International Speedway Cl. A	708,947	20,141,184
P.F. Chang’s China Bistro	69,200	2,784,608
Speedway Motorsports	82,037	1,163,285

		45,200,743

Household Durables - 0.7%
American Greetings Cl. A	73,000	1,754,920
Blyth	83,427	4,200,549
D.R. Horton	208,100	2,397,312
Ethan Allen Interiors	1,170,250	24,914,623
Harman International Industries	30,500	1,389,885
Leggett & Platt	93,403	2,277,165

		36,934,454

Internet & Catalog Retail - 0.1%
NutriSystem	283,760	3,989,666

Leisure Equipment & Products - 0.2%
Arctic Cat 1,[2]	98,681	1,325,286
Callaway Golf	1,075,933	6,692,303
Hasbro	12,438	546,401
Sturm, Ruger & Co.	33,062	725,711

		9,289,701

Media - 0.4%
Harte-Hanks	235,445	1,911,813
Meredith Corporation	97,320	3,029,572
Scholastic Corporation	145,700	3,875,620
Washington Post Cl. B	8,400	3,519,180
World Wrestling Entertainment Cl. A	1,077,684	10,270,328

		22,606,513

Multiline Retail - 0.1%
Dillard’s Cl. A	55,786	2,908,682

Specialty Retail - 7.3%
American Eagle Outfitters	3,136,362	39,988,616

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 71

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Consumer Discretionary (continued)
Specialty Retail (continued)
Ascena Retail Group [2]	1,312,789	$44,700,466
Buckle (The)	995,236	42,496,577
Cato Corporation (The) Cl. A [3]	1,477,815	42,561,072
Christopher & Banks	1,523	8,757
Finish Line (The) Cl. A	110,168	2,357,595
Foot Locker	193,992	4,609,250
GameStop Corporation Cl. A [1,2]	1,638,557	43,700,315
Guess?	1,067,853	44,913,897
†Jos. A. Bank Clothiers [1,2]	656,983	32,855,720
Men’s Wearhouse (The)	303,139	10,215,784
Pep Boys-Manny, Moe & Jack (The)	742,500	8,115,525
RadioShack Corporation	159,981	2,129,347
Ross Stores	199,600	15,991,952
Stage Stores [1]	53,878	905,151
Systemax [2]	304,064	4,542,716
Tiffany & Co.	370,500	29,091,660
Williams-Sonoma	4,500	164,205

		369,348,605

Textiles, Apparel & Luxury Goods - 2.4%
Barry (R.G.) [3]	1,048,496	11,827,035
Columbia Sportswear	120,309	7,627,591
K-Swiss Cl. A [2]	90,575	962,812
Movado Group	1,641	28,078
Steven Madden [2]	1,209,669	45,374,684
The Jones Group	608,481	6,602,019
Wolverine World Wide	1,127,599	47,077,258

		119,499,477

Total (Cost $527,912,702)		665,535,735

Consumer Staples – 4.4%
Food & Staples Retailing - 0.4%
Village Super Market Cl. A [3]	685,422	18,993,043
Weis Markets	37,607	1,531,733

		20,524,776

Food Products - 3.1%
Cal-Maine Foods	162,098	5,180,652
Corn Products International	46,445	2,567,480
Farmer Bros. [1]	542,300	5,498,922
Flowers Foods	611,250	13,471,950
Hershey Creamery [4]	173	302,750
Hormel Foods	1,087,866	32,429,285
J&J Snack Foods	458,146	22,838,578
J.M. Smucker Company (The)	324,000	24,766,560
Lancaster Colony	476,899	29,004,997
Sanderson Farms	632	30,197
Tootsie Roll Industries	669,564	19,591,443

		155,682,814

Household Products - 0.0%
WD-40 Company	11,200	437,248

Personal Products - 0.9%
Inter Parfums	1,147,997	26,438,371
	SHARES	VALUE
Consumer Staples (continued)
Personal Products (continued)
Nu Skin Enterprises Cl. A	568,900	$21,362,195

		47,800,566

Total (Cost $163,468,359)		224,445,404

Diversified Investment Companies – 0.3%
Closed-End Funds - 0.3%
British Empire Securities and General Trust	160,000	1,344,374
Central Fund of Canada Cl. A	780,500	15,898,785

Total (Cost $11,026,794)		17,243,159

Energy – 9.0%
Energy Equipment & Services - 3.0%
CARBO Ceramics	255,700	41,666,315
Exterran Partners L.P.	479,700	12,318,696
Gulf Island Fabrication	42,223	1,362,958
Helmerich & Payne	634,255	41,936,941
Lufkin Industries	59,036	5,080,048
Patterson-UTI Energy	61,577	1,946,449
Precision Drilling [1,2]	655,250	9,409,390
Rowan Companies [2]	461,244	17,900,880
RPC	74,867	1,837,236
SEACOR Holdings	192,500	19,242,300
Tidewater	10,266	552,413

		153,253,626

Oil, Gas & Consumable Fuels - 6.0%
Alliance Holdings GP L.P.	528,500	26,361,580
Alliance Resource Partners L.P.	278,000	21,531,100
Arch Coal	111,518	2,973,070
Boardwalk Pipeline Partners L.P.	48,000	1,393,920
Cimarex Energy	291,690	26,228,765
Delek US Holdings	15,203	238,687
Energen Corporation	810,000	45,765,000
Energy Transfer Equity L.P.	530,600	23,855,776
Enterprise Products Partners L.P.	428,850	18,530,608
Frontier Oil	2,800	90,468
Hugoton Royalty Trust	210,600	4,789,044
Magellan Midstream Partners L.P.	433,701	25,904,961
Natural Resource Partners L.P.	537,700	17,835,509
NuStar GP Holdings LLC	369,200	13,291,200
Penn Virginia	633,760	8,371,970
Pioneer Southwest Energy Partners L.P.	613,532	17,234,114
Plains All American Pipeline L.P.	281,530	18,017,920
San Juan Basin Royalty Trust	110,010	2,651,241
SM Energy	35,942	2,641,018
Sunoco Logistics Partners L.P.	231,000	19,900,650
W&T Offshore	77,700	2,029,524
World Fuel Services	34,399	1,235,956

		300,872,081

Total (Cost $245,537,514)		454,125,707

72 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Financials – 26.8%
Capital Markets - 6.5%
A.F.P. Provida ADR	311,700	$22,270,965
AGF Management Cl. B	815,600	15,822,361
AllianceBernstein Holding L.P.	1,793,400	34,863,696
AP Alternative Assets L.P.	76,000	935,079
Apollo Investment	1,161,400	11,857,894
Bank Sarasin & Co. Cl. B	82,000	3,247,317
Banque Privee Edmond de Rothschild	35	988,701
CI Financial	933,500	22,165,120
Cohen & Steers	385,630	12,783,634
Egyptian Financial Group-Hermes
Holding [2]	1,408,022	4,740,900
Egyptian Financial Group-Hermes
Holding GDR	60,000	410,400
Federated Investors Cl. B	1,915,663	45,669,406
GAM Holding	10,000	164,086
GAMCO Investors Cl. A	278,300	12,882,507
Gladstone Capital	80,000	739,200
Janus Capital Group	497,400	4,695,456
Julius Baer Group	10,000	412,765
KKR & Co. L.P.	180,000	2,937,600
Knight Capital Group Cl. A [2]	1,008,440	11,113,009
MVC Capital	425,000	5,622,750
Oppenheimer Holdings Cl. A	9,867	278,348
Paris Orleans et Cie	110,116	3,115,429
Raymond James Financial	597,925	19,223,289
Schroders	90,000	2,234,665
SEI Investments	1,585,333	35,685,846
T. Rowe Price Group	456,800	27,563,312
Teton Advisors Cl. A [4]	1,297	21,919
Vontobel Holding	55,000	1,863,836
W.P. Carey & Co.	281,231	11,381,419
Waddell & Reed Financial Cl. A	263,600	9,581,860

		325,272,769

Commercial Banks - 2.6%
Banco Latinoamericano de Comercio
Exterior Cl. E	110,775	1,918,623
Bank of Hawaii	432,001	20,096,687
Bank of N.T. Butterfield & Son 2,[6]	1,839,192	2,574,869
BOK Financial	491,382	26,912,992
Canadian Western Bank	783,200	25,011,727
City Holding Company	435,977	14,400,320
Credicorp	235,800	20,302,380
Farmers & Merchants Bank of Long Beach	479	2,030,960
First Citizens BancShares Cl. A	10,800	2,021,976
First Financial Bancorp	100,000	1,669,000
First National Bank Alaska	3,110	5,154,825
National Bankshares	91,260	2,285,150
Peapack-Gladstone Financial [3]	473,145	5,573,648
Sun Bancorp [1,2]	284,428	1,038,162
Trustmark Corporation	80,700	1,889,187

		132,880,506

Consumer Finance - 0.0%
Advance America Cash Advance Centers	88,176	607,533

	SHARES	VALUE
Financials (continued)
Diversified Financial Services - 0.3%
Leucadia National	433,800	$14,792,580
Sofina	19,000	1,991,468

		16,784,048

Insurance - 14.0%
Alleghany Corporation [2]	105,904	35,277,681
Allied World Assurance Company
Holdings	858,893	49,455,059
Alterra Capital Holdings	960,851	21,426,977
American Financial Group	146,900	5,242,861
American National Insurance	146,393	11,345,458
Arch Capital Group [2]	1,130,770	36,094,178
Argo Group International Holdings	90,281	2,683,151
Aspen Insurance Holdings	1,510,038	38,853,278
Assurant	4,459	161,728
Assured Guaranty	326,292	5,321,823
Baldwin & Lyons Cl. B	108,741	2,519,529
Brown & Brown	1,028,026	26,379,147
Cincinnati Financial	300,000	8,754,000
Crawford & Company Cl. B	55,700	393,799
Donegal Group Cl. A	11,951	152,973
E-L Financial	61,588	28,097,589
EMC Insurance Group	101,164	1,932,232
Employers Holdings	30,600	513,162
Endurance Specialty Holdings	477,872	19,750,450
Erie Indemnity Cl. A	635,400	44,935,488
Everest Re Group	96,600	7,897,050
Fidelity National Financial Cl. A	1,288,352	20,278,661
First American Financial	301,400	4,716,910
Flagstone Reinsurance Holdings	424,879	3,581,730
Gallagher (Arthur J.) & Co.	978,200	27,917,828
Harleysville Group	100,000	3,117,000
HCC Insurance Holdings	790,146	24,889,599
Infinity Property & Casualty	114,062	6,234,629
Kansas City Life Insurance	27,768	864,973
Markel Corporation [2]	67,900	26,943,399
Meadowbrook Insurance Group	1,554,184	15,401,963
Mercury General	171,000	6,752,790
Montpelier Re Holdings	1,251,210	22,521,780
Old Republic International	1,087,000	12,772,250
OneBeacon Insurance Group Cl. A	50,000	669,500
PartnerRe	547,451	37,692,001
Platinum Underwriters Holdings	349,606	11,620,903
Presidential Life	7,646	79,824
Reinsurance Group of America	834,418	50,782,680
RenaissanceRe Holdings	37,709	2,637,745
RLI	74,035	4,584,247
StanCorp Financial Group	530,000	22,360,700
State Auto Financial	225,800	3,935,694
Symetra Financial	27,000	362,610
Tower Group	36,100	859,902
Transatlantic Holdings	317,924	15,581,455
United Fire & Casualty	157,477	2,735,376
Validus Holdings	710,526	21,990,780
White Mountains Insurance Group	15,926	6,691,468

		705,766,010

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 73

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Financials (continued)
Real Estate Investment Trusts (REITs) - 3.3%
Annaly Capital Management	703,900	$12,698,356
Apollo Commercial Real Estate Finance	40,000	644,800
Colony Financial [3]	2,004,030	36,212,822
Cousins Properties	818,085	6,986,446
DCT Industrial Trust	1,121,600	5,865,968
Essex Property Trust	83,000	11,229,070
Lexington Realty Trust	1,711,246	15,623,676
MFA Financial	986,200	7,929,048
National Health Investors	159,570	7,089,695
National Retail Properties	650,000	15,931,500
PennyMac Mortgage Investment Trust	50,000	828,500
PS Business Parks	168,500	9,284,350
Rayonier	529,400	34,596,290
Starhill Global REIT	400,000	211,771
Suntec Real Estate Investment Trust	400,000	488,915

		165,621,207

Thrifts & Mortgage Finance - 0.1%
HopFed Bancorp	126,480	1,000,457
Kearny Financial	312,100	2,843,231

		3,843,688

Total (Cost $1,125,638,711)		1,350,775,761

Health Care – 5.4%
Health Care Equipment & Supplies - 2.0%
Analogic Corporation	141,400	7,436,226
Atrion Corporation	5,588	1,105,306
Cantel Medical	119,888	3,226,186
Hill-Rom Holdings	372,663	17,157,404
IDEXX Laboratories [1,2]	379,600	29,441,776
Invacare Corporation	127,968	4,247,258
STERIS Corporation	517,016	18,085,220
Teleflex	309,700	18,910,282
Young Innovations	15,705	447,907

		100,057,565

Health Care Providers & Services - 2.8%
BML	6,400	162,413
Chemed Corporation	646,736	42,374,143
Ensign Group	132,855	4,037,463
Landauer	392,671	24,184,607
Lincare Holdings	103,115	3,018,176
†MEDNAX [2]	493,450	35,622,156
National HealthCare	5,959	295,388
Omnicare	136,999	4,368,898
Owens & Minor	811,950	28,004,155

		142,067,399

Health Care Technology - 0.0%
Computer Programs and Systems	28,896	1,834,318

Life Sciences Tools & Services - 0.4%
PerkinElmer	702,600	18,906,966
Pharmaceutical Product Development	38,610	1,036,292

		19,943,258

Pharmaceuticals - 0.2%
Medicis Pharmaceutical Cl. A	136,125	5,195,891
	SHARES	VALUE
Health Care (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International	55,768	$2,897,706

		8,093,597

Total (Cost $161,907,997)		271,996,137

Industrials – 17.3%
Aerospace & Defense - 1.4%
American Science & Engineering	132,812	10,624,960
Cubic Corporation	472,268	24,080,945
HEICO Corporation	297,500	16,285,150
HEICO Corporation Cl. A	312,747	12,434,821
National Presto Industries	59,997	6,089,096
Triumph Group	12,288	1,223,639

		70,738,611

Air Freight & Logistics - 1.1%
C. H. Robinson Worldwide	256,000	20,183,040
Expeditors International of Washington	458,400	23,465,496
UTi Worldwide	492,600	9,699,294

		53,347,830

Building Products - 0.7%
Ameron International	157,300	10,331,464
Apogee Enterprises	183,514	2,350,814
Simpson Manufacturing	37,435	1,118,184
Smith (A.O.) Corporation	500,861	21,186,420

		34,986,882

Commercial Services & Supplies - 2.4%
ABM Industries	690,000	16,104,600
Ennis	441,104	7,675,210
G & K Services Cl. A	10,885	368,566
Healthcare Services Group	33,832	549,770
HNI Corporation	511,475	12,848,252
Kimball International Cl. B	724,600	4,659,178
McGrath RentCorp	291,300	8,179,704
Mine Safety Appliances	196,000	7,318,640
Ritchie Bros. Auctioneers	1,596,320	43,882,837
Rollins	833,625	16,989,277
Sato Corporation	30,000	384,137
Schawk	117,729	1,949,592
UniFirst Corporation	34,616	1,945,073
Viad Corporation	7,557	168,446

		123,023,282

Construction & Engineering - 0.3%
Comfort Systems USA	549,307	5,828,147
Granite Construction	191,575	4,699,335
Great Lakes Dredge & Dock	275,878	1,539,399
KBR	115,913	4,368,761

		16,435,642

Electrical Equipment - 2.7%
Acuity Brands	8,468	472,345
AZZ	277,966	12,730,843
Brady Corporation Cl. A	480,773	15,413,583
Franklin Electric	366,900	17,225,955
Hubbell Cl. B	363,277	23,594,841
LSI Industries	1,070,961	8,503,430
74 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Industrials (continued)
Electrical Equipment (continued)
Preformed Line Products	201,271	$14,326,470
Regal-Beloit	39,203	2,617,584
Roper Industries	214,500	17,867,850
Woodward	609,200	21,236,712

		133,989,613

Industrial Conglomerates - 0.7%
Carlisle Companies	18,483	909,918
Raven Industries	156,201	8,701,958
Seaboard Corporation	9,476	22,912,968
Standex International	70,645	2,166,682
Tredegar Corporation	36,400	667,940

		35,359,466

Machinery - 4.9%
Alamo Group	2,764	65,507
American Railcar Industries [1,2]	138,173	3,240,157
Ampco-Pittsburgh	189,320	4,439,554
Barnes Group	24,564	609,433
Briggs & Stratton	387,706	7,699,841
Cascade Corporation	150,479	7,158,286
CIRCOR International	3,700	158,471
Crane Company	301,000	14,872,410
FreightCar America [1,2]	13,039	330,408
Gorman-Rupp Company	576,634	18,994,316
Harsco Corporation	21,600	704,160
Kaydon Corporation	18,600	694,152
Lincoln Electric Holdings	199,600	7,155,660
Lindsay Corporation	204,183	14,047,790
Mueller (Paul) Company 2,3,[4]	116,700	1,806,516
Mueller Industries	457,762	17,353,757
Nordson Corporation	732,200	40,161,170
Robbins & Myers	13,704	724,256
Starrett (L.S.) Company (The) Cl. A [3]	529,400	5,426,350
Sun Hydraulics	675,065	32,268,107
Tennant Company	617,918	24,673,466
Timken Company (The)	58,432	2,944,973
Toro Company (The)	328,275	19,860,638
Trinity Industries	486,287	16,961,691
Valmont Industries	23,334	2,249,164
Watts Water Technologies Cl. A	28,800	1,019,808

		245,620,041

Marine - 0.5%
Alexander & Baldwin	494,700	23,824,752
Euroseas	125,346	546,509

		24,371,261

Professional Services - 1.5%
Corporate Executive Board	236,000	10,301,400
Heidrick & Struggles International	239,812	5,429,343
Kelly Services Cl. A [2]	595,000	9,817,500
ManpowerGroup	387,452	20,786,800
Robert Half International	21,900	591,957
Towers Watson & Company Cl. A	459,500	30,193,745

		77,120,745

Road & Rail - 0.1%
Arkansas Best	251,681	5,972,390

	SHARES	VALUE
Industrials (continued)
Trading Companies & Distributors - 1.0%
Applied Industrial Technologies	538,370	$19,171,356
GATX Corporation	129,000	4,788,480
Grainger (W.W.)	158,100	24,292,065
Houston Wire & Cable	59,164	920,000
Watsco	21,902	1,489,117

		50,661,018

Transportation Infrastructure - 0.0%
Grupo Aeroportuario del Pacifico ADR	40,000	1,638,400

Total (Cost $464,174,414)		873,265,181

Information Technology – 5.2%
Communications Equipment - 0.8%
ADTRAN	220,400	8,531,684
Bel Fuse Cl. A	22,350	518,520
Bel Fuse Cl. B	81,046	1,757,888
Black Box	320,773	10,030,571
Communications Systems	126,418	2,266,675
Comtech Telecommunications	31,200	874,848
Plantronics	281,341	10,277,387
Tellabs	1,756,655	8,098,179

		42,355,752

Computers & Peripherals - 0.0%
Diebold	13,700	424,837

Electronic Equipment, Instruments & Components - 1.5%
AVX Corporation	1,041,646	15,874,685
Cognex Corporation	418,300	14,820,369
CTS Corporation	5,894	56,995
DDi Corporation [3]	1,091,412	10,412,070
Methode Electronics	1,125,373	13,065,581
MTS Systems	137,341	5,744,974
Nam Tai Electronics	1,756,871	9,697,928
OPTEX	30,000	378,240
Park Electrochemical	131,648	3,679,562

		73,730,404

Internet Software & Services - 0.2%
EarthLink	434,698	3,345,001
United Online	784,095	4,728,093

		8,073,094

IT Services - 2.6%
Broadridge Financial Solutions	104,300	2,510,501
CoreLogic [2]	361,400	6,038,994
Global Payments	5,446	277,746
Jack Henry & Associates	109,148	3,275,531
ManTech International Cl. A	855,168	37,986,563
MAXIMUS	508,383	42,058,526
Total System Services	2,006,825	37,286,808

		129,434,669

Semiconductors & Semiconductor Equipment - 0.0%
Micrel [1]	72,060	762,395

Software - 0.1%
Fair Isaac	173,457	5,238,401

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 75

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Software (continued)
OPNET Technologies	192	$7,861

		5,246,262

Total (Cost $232,858,099)		260,027,413

Materials – 6.1%
Chemicals - 3.5%
Agrium	5,200	456,352
Albemarle Corporation	443,000	30,655,600
Balchem Corporation	991,500	43,407,870
Cabot Corporation	799,100	31,860,117
Chase Corporation [3]	773,974	12,971,804
H.B. Fuller Company	10,622	259,389
Innophos Holdings	11,610	566,568
International Flavors & Fragrances	205,300	13,188,472
KMG Chemicals	105,200	1,771,568
Methanex Corporation	336,798	10,568,721
Minerals Technologies	40,117	2,659,356
NewMarket Corporation	12,126	2,070,030
Quaker Chemical	453,532	19,506,411
Stepan Company	49,039	3,476,865
Westlake Chemical	12,400	643,560

		174,062,683

Construction Materials - 0.1%
Ash Grove Cement [4]	39,610	6,337,600

Containers & Packaging - 1.0%
AptarGroup	15,400	806,036
Bemis Company	464,800	15,700,944
Greif Cl. A	237,101	15,418,678
Myers Industries	11,100	114,108
Sealed Air	41,913	997,110
Sonoco Products	419,738	14,917,489

		47,954,365

Metals & Mining - 1.2%
Carpenter Technology	284,375	16,402,750
Gold Fields ADR	434,700	6,342,273
IAMGOLD Corporation	101,000	1,894,760
Newcrest Mining ADR	121,672	4,927,716
Olympic Steel	39,297	1,081,846
Reliance Steel & Aluminum	628,913	31,225,531

		61,874,876

Paper & Forest Products - 0.3%
Deltic Timber	172,000	9,234,680
Domtar Corporation	46,000	4,357,120
Glatfelter	26,102	401,449
Louisiana-Pacific Corporation [2]	78,000	634,920
Schweitzer-Mauduit International	21,300	1,195,995

		15,824,164

Total (Cost $179,626,656)		306,053,688

Telecommunication Services – 0.3%
Diversified Telecommunication Services - 0.3%
Atlantic Tele-Network	284,303	10,905,863
	SHARES	VALUE
Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
SureWest Communications	271,400	$4,537,808

		15,443,671

Wireless Telecommunication Services - 0.0%
USA Mobility	143,566	2,190,817

Total (Cost $15,759,969)		17,634,488

Utilities – 2.5%
Electric Utilities - 0.7%
ALLETE	199,147	8,172,993
ITC Holdings	250,000	17,942,500
Otter Tail	15,000	316,500
PNM Resources	638,900	10,695,186

		37,127,179

Gas Utilities - 1.2%
National Fuel Gas	61,676	4,490,013
Nicor	372,892	20,412,108
Piedmont Natural Gas	474,500	14,358,370
UGI Corporation	660,076	21,049,824

		60,310,315

Water Utilities - 0.6%
Aqua America	819,766	18,018,456
Consolidated Water	27,127	252,010
SJW	400,400	9,705,696

		27,976,162

Total (Cost $92,121,191)		125,413,656

Miscellaneous [5] – 2.1%
Total (Cost $102,259,780)		105,786,051

TOTAL COMMON STOCKS
(Cost $3,322,292,186)		4,672,302,380

PREFERRED STOCKS – 0.1%
Bank of N.T. Butterfield & Son 0.00%
Conv. [6]	77,665	80,875
MF Global Holdings 9.75% Conv. [4]	50,000	5,943,750

TOTAL PREFERRED STOCKS
(Cost $4,977,974)		6,024,625

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 0.5%
Charming Shoppes 1.125%
Conv. Senior Note due 5/1/14	$20,000,000	17,950,000
GAMCO Investors (Debentures) 0.00%
due 12/31/15	890,500	594,827
Leucadia National 3.75%
Conv. Senior Note due 4/15/14	3,000,000	4,818,750

76 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Heritage Fund
	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS (continued)
Mueller Industries 6.00%
Sub. Deb. due 11/1/14 [1]	$1,088,000	$1,082,560

TOTAL CORPORATE BONDS
(Cost $20,882,461)		24,446,137

REPURCHASE AGREEMENT – 6.9%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $347,107,096 (collateralized
by obligations of various U.S. Government
Agencies, 0.375%-4.25% due 9/15/12-10/31/12,
valued at $355,785,494)
(Cost $347,107,000)		347,107,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $26,734,043)		26,734,043

TOTAL INVESTMENTS – 100.6%
(Cost $3,721,993,664)		5,076,614,185

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.6)%		(31,044,422)

NET ASSETS – 100.0%		$5,045,569,763

	SHARES	VALUE
COMMON STOCKS – 96.7%

Consumer Discretionary – 11.4%
Auto Components - 2.1%
Drew Industries	77,600	$1,918,272
Gentex Corporation	40,000	1,209,200
Minth Group	1,313,400	2,131,356
Nokian Renkaat	28,000	1,403,513
Norstar Founders Group 2,[6]	533,500	25,024

		6,687,365

Automobiles - 0.3%
Thor Industries	35,300	1,018,052

Distributors - 0.0%
LKQ Corporation [2]	2,700	70,443

Diversified Consumer Services - 0.9%
Benesse Holdings	4,500	193,658
ChinaCast Education [2]	90,200	467,236
MegaStudy	7,000	942,196
Sotheby’s	24,900	1,083,150

		2,686,240

Household Durables - 3.1%
Cavco Industries [2]	18,400	828,000
Ethan Allen Interiors	62,100	1,322,109
Hanssem	32,500	409,025
†Harman International Industries	39,000	1,777,230
Hunter Douglas	19,000	930,196
Mohawk Industries [2]	26,400	1,583,736
NVR [2]	3,900	2,829,372

		9,679,668

Internet & Catalog Retail - 0.2%
Manutan International	8,900	686,686

Media - 1.3%
DreamWorks Animation SKG Cl. A [2]	78,000	1,567,800
Morningstar	27,928	1,697,464
Pico Far East Holdings	3,894,000	805,907

		4,071,171

Specialty Retail - 1.1%
American Eagle Outfitters	54,000	688,500
Charming Shoppes [2]	101,400	421,824
Children’s Place Retail Stores [2]	4,500	200,205
Fielmann	4,700	522,801
GameStop Corporation Cl. A [2]	7,900	210,693
Lewis Group	67,000	838,568
Rent-A-Center	12,400	378,944
Wet Seal (The) Cl. A [2]	59,000	263,730

		3,525,265

Textiles, Apparel & Luxury Goods - 2.4%
Carter’s [2]	36,800	1,131,968
Daphne International Holdings	1,609,400	1,437,494
Marimekko	25,300	476,940
Stella International Holdings	700,800	1,777,305
True Religion Apparel [2]	11,300	328,604
Warnaco Group (The) [2]	43,700	2,283,325

		7,435,636

Total (Cost $29,206,117)		35,860,526

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 77

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Consumer Staples – 2.5%
Beverages - 0.4%
National Beverage	79,700	$1,167,605

Food & Staples Retailing - 0.5%
FamilyMart	43,700	1,606,319

Food Products - 1.6%
Binggrae	16,700	966,331
China Green (Holdings)	594,900	384,047
Darling International [2]	102,000	1,805,400
First Resources	778,200	880,689
Sanderson Farms	13,500	645,030
Super Group	254,000	296,172

		4,977,669

Personal Products - 0.0%
Schiff Nutrition International Cl. A	12	134

Total (Cost $6,886,970)		7,751,727

Energy – 6.9%
Energy Equipment & Services - 6.8%
CE Franklin [2]	25,800	247,938
Ensco ADR	45,100	2,403,830
Ensign Energy Services	31,100	616,550
Helmerich & Payne	73,400	4,853,208
Lamprell	364,000	2,204,962
Lufkin Industries	27,000	2,323,350
Oil States International [2]	38,000	3,036,580
Pason Systems	72,700	1,096,022
Rowan Companies [2]	8,100	314,361
SEACOR Holdings	3,500	349,860
TGS-NOPEC Geophysical	46,500	1,304,141
Trican Well Service	100,800	2,368,322

		21,119,124

Oil, Gas & Consumable Fuels - 0.1%
VAALCO Energy [2]	64,600	388,892

Total (Cost $11,585,159)		21,508,016

Financials – 13.2%
Capital Markets - 11.6%
Affiliated Managers Group [2]	5,660	574,207
AllianceBernstein Holding L.P.	43,500	845,640
Artio Global Investors Cl. A	76,409	863,422
Ashmore Group	699,500	4,470,811
Bank Sarasin & Co. Cl. B	12,342	488,761
Banque Privee Edmond de Rothschild	26	734,463
Cohen & Steers	57,000	1,889,550
Cowen Group Cl. A [1,2]	399,594	1,502,473
Egyptian Financial Group-Hermes Holding [2]	274,000	922,575
FBR & Company [2]	215,000	731,000
Federated Investors Cl. B	109,900	2,620,016
FXCM Cl. A	20,000	198,400
Invesco	37,500	877,500
Jupiter Fund Management	400,900	1,626,585
KKR & Co. L.P.	143,000	2,333,760
Partners Group Holding	5,900	1,044,229
Reinet Investments [2]	30,000	544,085
	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
SEI Investments	104,600	$2,354,546
SHUAA Capital [2]	4,950,000	1,281,539
Sprott	267,500	2,049,691
Stifel Financial [2]	23,000	824,780
T. Rowe Price Group	14,500	874,930
Value Partners Group	3,499,700	3,007,950
VZ Holding	4,600	776,221
Waddell & Reed Financial Cl. A	48,600	1,766,610
Westwood Holdings Group	33,797	1,287,666

		36,491,410

Consumer Finance - 0.1%
World Acceptance [2]	6,000	393,420

Diversified Financial Services - 0.7%
Hellenic Exchanges	65,000	463,650
NASDAQ OMX Group (The) [2]	36,000	910,800
Singapore Exchange	129,000	791,920

		2,166,370

Insurance - 0.5%
E-L Financial	3,580	1,633,263

Real Estate Management & Development - 0.3%
E-House China Holdings ADR	75,800	743,598

Total (Cost $37,306,382)		41,428,061

Health Care – 4.9%
Health Care Equipment & Supplies - 1.3%
Atrion Corporation	5,190	1,026,582
C.R. Bard	950	104,367
Carl Zeiss Meditec	57,000	1,269,612
Cochlear	7,100	548,056
Exactech [2]	57,000	1,026,570

		3,975,187

Health Care Providers & Services - 0.0%
Schein (Henry) [2]	1,000	71,590

Life Sciences Tools & Services - 2.3%
EPS	680	1,601,037
ICON ADR [2]	65,100	1,533,756
PAREXEL International [2]	55,000	1,295,800
PerkinElmer	34,900	939,159
Techne Corporation	12,100	1,008,777
Waters Corporation [2]	10,000	957,400

		7,335,929

Pharmaceuticals - 1.3%
Adcock Ingram Holdings	105,000	922,568
Green Cross	7,700	1,164,040
Hikma Pharmaceuticals	72,000	878,260
Unichem Laboratories	340,000	1,139,645

		4,104,513

Total (Cost $13,173,509)		15,487,219

Industrials – 24.1%
Aerospace & Defense - 0.5%
HEICO Corporation	21,875	1,197,438

78 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Industrials (continued)
Aerospace & Defense (continued)
Teledyne Technologies [2]	4,400	$221,584

		1,419,022

Air Freight & Logistics - 1.2%
Atlas Air Worldwide Holdings [2]	6,200	368,962
Forward Air	99,400	3,358,726

		3,727,688

Building Products - 1.2%
AAON	82,350	1,798,524
Simpson Manufacturing	63,000	1,881,810

		3,680,334

Commercial Services & Supplies - 3.3%
Brink’s Company (The)	97,980	2,922,743
Heritage-Crystal Clean [2]	158,564	3,041,258
Ritchie Bros. Auctioneers	125,600	3,452,744
Team [2]	37,410	902,703

		10,319,448

Construction & Engineering - 2.8%
EMCOR Group [2]	104,300	3,057,033
Fluor Corporation	23,000	1,487,180
KBR	75,500	2,845,595
Pike Electric [2]	49,983	441,850
Raubex Group	370,000	882,397

		8,714,055

Electrical Equipment - 1.2%
AZZ	2,000	91,600
Fushi Copperweld [2]	128,146	734,276
GrafTech International [2]	108,200	2,193,214
Jinpan International	69,298	774,752

		3,793,842

Industrial Conglomerates - 0.9%
Raven Industries	50,200	2,796,642

Machinery - 7.0%
Astec Industries [2]	26,700	987,366
Burckhardt Compression Holding	4,500	1,373,155
Foster (L.B.) Company Cl. A	101,500	3,340,365
Gardner Denver	19,000	1,596,950
Graham Corporation	14,700	299,880
Hurco Companies [2]	9,200	296,332
Kaydon Corporation	54,900	2,048,868
Kennametal	70,100	2,958,921
Lincoln Electric Holdings	62,000	2,222,700
Pfeiffer Vacuum Technology	17,000	2,131,656
Spirax-Sarco Engineering	49,000	1,573,714
Tennant Company	45,200	1,804,836
Valmont Industries	14,650	1,412,114

		22,046,857

Professional Services - 3.1%
Advisory Board (The) [2]	26,000	1,504,880
ManpowerGroup	36,800	1,974,320
Michael Page International	105,000	901,628
Towers Watson & Company Cl. A	31,600	2,076,436
Verisk Analytics Cl. A [2]	99,000	3,427,380

		9,884,644

	SHARES	VALUE
Industrials (continued)
Road & Rail - 1.9%
Landstar System	71,890	$3,341,447
Patriot Transportation Holding [2]	79,512	1,778,684
Universal Truckload Services [2]	46,600	798,258

		5,918,389

Trading Companies & Distributors - 0.6%
†Air Lease Cl. A [2]	78,200	1,899,478
MSC Industrial Direct Cl. A	1,000	66,310

		1,965,788

Transportation Infrastructure - 0.4%
Grupo Aeroportuario del Centro Norte ADR	67,000	1,162,450

Total (Cost $56,478,449)		75,429,159

Information Technology – 18.1%
Communications Equipment - 0.5%
ADTRAN	31,050	1,201,946
Cogo Group [2]	70,360	375,722

		1,577,668

Computers & Peripherals - 0.5%
Super Micro Computer [2]	37,900	609,811
Western Digital [2]	29,000	1,055,020

		1,664,831

Electronic Equipment, Instruments & Components - 7.7%
Amphenol Corporation Cl. A	16,900	912,431
Anixter International	2,250	147,015
Arrow Electronics [2]	4,100	170,150
Avnet [2]	3,000	95,640
Benchmark Electronics [2]	40,000	660,000
China High Precision Automation Group	1,340,600	1,051,189
Chroma Ate	378,640	1,206,336
Cognex Corporation	63,400	2,246,262
Coherent [2]	55,000	3,039,850
Dolby Laboratories Cl. A [2]	5,000	212,300
FLIR Systems	70,200	2,366,442
IPG Photonics [2]	62,714	4,559,935
KEMET Corporation [2]	3,700	52,873
Molex	29,000	747,330
MTS Systems	23,400	978,822
Multi-Fineline Electronix [2]	30,100	650,461
National Instruments	75,750	2,249,017
Plexus Corporation [2]	13,500	469,935
Pulse Electronics	136,000	601,120
Rofin-Sinar Technologies [2]	49,500	1,690,425

		24,107,533

Internet Software & Services - 0.3%
ValueClick [2]	45,100	748,660

IT Services - 1.5%
†Camelot Information Systems ADS [1,2]	18,000	269,100
MAXIMUS	29,500	2,440,535
Sapient Corporation [2]	119,800	1,800,594
Yucheng Technologies [2]	93,300	305,091

		4,815,320

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 79

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 4.7%
Advanced Energy Industries [2]	63,000	$931,770
Analog Devices	34,600	1,354,244
Cymer [2]	20,100	995,151
Diodes [2]	98,300	2,565,630
†FEI Company [2]	82,700	3,158,313
Integrated Silicon Solution [2]	60,800	587,936
International Rectifier [2]	51,100	1,429,267
MEMC Electronic Materials [2]	45,600	388,968
MKS Instruments	25,600	676,352
Teradyne [2]	154,200	2,282,160
Varian Semiconductor Equipment Associates [2]	1,000	61,440
†Veeco Instruments [1,2]	4,700	227,527

		14,658,758

Software - 2.9%
Actuate Corporation [2]	144,200	843,570
American Software Cl. A	45,530	378,354
ANSYS [2]	53,400	2,919,378
AutoNavi Holdings ADR [2]	35,000	519,750
Blackboard [2]	26,700	1,158,513
Convio [2]	135,000	1,459,350
†SimCorp	9,500	1,874,110

		9,153,025

Total (Cost $41,896,517)		56,725,795

Materials – 10.7%
Chemicals - 1.4%
Fufeng Group	2,612,700	1,698,280
Intrepid Potash [2]	32,900	1,069,250
Neo Material Technologies [2]	20,000	192,441
OM Group [2]	10,400	422,656
Victrex	40,000	962,986

		4,345,613

Containers & Packaging - 0.9%
Greif Cl. A	42,700	2,776,781

Metals & Mining - 8.3%
Agnico-Eagle Mines	18,400	1,161,592
Allegheny Technologies	21,000	1,332,870
Compass Minerals International	15,000	1,291,050
Fresnillo	86,000	1,938,388
Gold Fields ADR	66,100	964,399
Haynes International	7,700	476,861
Hochschild Mining	253,500	1,872,327
Horsehead Holding Corporation [2]	29,900	398,268
Kinross Gold	84,455	1,334,389
Major Drilling Group International	180,000	2,342,268
Medusa Mining	77,600	550,814
Nucor Corporation	60,300	2,485,566
Pan American Silver	33,200	1,025,548
Reliance Steel & Aluminum	2,900	143,985
Schnitzer Steel Industries Cl. A	32,700	1,883,520
Seabridge Gold [2]	82,600	2,330,146
Sims Metal Management ADR	68,400	1,298,916
	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Worthington Industries	142,000	$3,280,200

		26,111,107

Paper & Forest Products - 0.1%
China Forestry Holdings 2,[6]	1,462,500	277,213

Total (Cost $25,597,915)		33,510,714

Telecommunication Services – 0.1%
Diversified Telecommunication Services - 0.1%
Citic Telecom International Holdings	1,600,000	438,976

Total (Cost $482,280)		438,976

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [2]	450,000	331,277

Total (Cost $585,480)		331,277

Miscellaneous [5] – 4.7%
Total (Cost $14,907,999)		14,786,816

TOTAL COMMON STOCKS
(Cost $238,106,777)		303,258,286

REPURCHASE AGREEMENT – 3.6%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $11,370,003 (collateralized
by obligations of various U.S. Government
Agencies, 0.45% due 7/1/11, valued at $11,659,075)
(Cost $11,370,000)		11,370,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $1,937,342)		1,937,342

TOTAL INVESTMENTS – 100.9%
(Cost $251,414,119)		316,565,628

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.9)%		(2,870,264)

NET ASSETS – 100.0%		$313,695,364

80 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Opportunity Fund

	SHARES	VALUE
COMMON STOCKS – 94.2%

Consumer Discretionary – 18.6%
Auto Components - 1.2%
Cooper Tire & Rubber	150,969	$2,987,677
Dana Holding Corporation [1,2]	468,636	8,576,039
Tower International [2]	325,283	5,754,256
Visteon Corporation [2]	116,966	8,001,644

		25,319,616

Automobiles - 0.1%
Winnebago Industries [2]	315,136	3,044,214

Hotels, Restaurants & Leisure - 2.9%
Einstein Noah Restaurant Group	287,152	4,298,665
Isle of Capri Casinos [1,2]	666,330	5,897,021
Jamba [1,2]	2,460,453	5,265,369
Kona Grill [2]	442,677	2,487,845
Krispy Kreme Doughnuts [2]	718,600	6,833,886
O’Charleys [2]	795,620	5,815,982
Orient-Express Hotels Cl. A [2]	960,500	10,325,375
Red Robin Gourmet Burgers [1,2]	184,969	6,729,172
Ruby Tuesday [2]	767,100	8,269,338
Six Flags Entertainment	158,540	5,937,323

		61,859,976

Household Durables - 2.5%
Comstock Homebuilding Cl. A 1,2,[3]	1,243,090	1,417,123
Dixie Group 2,[3]	819,019	3,497,211
Furniture Brands International [2]	1,706,601	7,065,328
Hovnanian Enterprises Cl. A [1,2]	780,132	1,880,118
La-Z-Boy [2]	1,200,041	11,844,405
M.D.C. Holdings	480,450	11,838,288
Standard Pacific [1,2]	946,500	3,170,775
Toll Brothers [2]	675,484	14,009,538

		54,722,786

Internet & Catalog Retail - 0.5%
dELiA*s 2,[3]	1,909,284	2,997,576
Gaiam Cl. A	795,714	3,954,698
1-800-FLOWERS.COM Cl. A [2]	1,145,027	3,549,584
†Vitacost.com [1,2]	254,200	1,230,328

		11,732,186

Leisure Equipment & Products - 0.8%
Callaway Golf	321,800	2,001,596
†Eastman Kodak [1,2]	1,650,100	5,907,358
Steinway Musical Instruments [2]	347,500	8,927,275

		16,836,229

Media - 2.6%
Ballantyne Strong [1,2]	494,007	2,316,893
Belo Corporation Cl. A [2]	564,754	4,252,598
Harris Interactive [2]	2,540,985	2,159,837
Interpublic Group of Companies	808,100	10,101,250
Journal Communications Cl. A [2]	431,279	2,229,712
Martha Stewart Living Omnimedia Cl. A [2]	1,355,250	5,881,785
McClatchy Company (The) Cl. A [1,2]	1,424,800	4,003,688
Media General Cl. A [1,2]	1,133,222	4,328,908
Meredith Corporation	317,462	9,882,592
New York Times Cl. A [1,2]	910,800	7,942,176
	SHARES	VALUE
Consumer Discretionary (continued)
Media (continued)
Rentrak Corporation [2]	98,375	$1,745,173

		54,844,612

Multiline Retail - 1.1%
Dillard’s Cl. A	325,900	16,992,426
Saks [2]	625,250	6,984,042

		23,976,468

Specialty Retail - 4.5%
bebe stores	1,329,421	8,122,762
Brown Shoe	527,354	5,616,320
Coldwater Creek [2]	739,800	1,035,720
Collective Brands [2]	496,973	7,300,533
Conn’s [1,2]	864,133	7,474,751
Cost Plus 1,2,[3]	1,167,373	11,673,730
Lithia Motors Cl. A	585,714	11,497,566
MarineMax 2,[3]	1,340,650	11,744,094
Pacific Sunwear of California [2]	1,038,700	2,711,007
Penske Automotive Group	487,319	11,081,634
Pier 1 Imports [2]	187,200	2,165,904
Talbots (The) [1,2]	1,197,862	4,000,859
West Marine [2]	701,877	7,278,465
Wet Seal (The) Cl. A [2]	948,900	4,241,583

		95,944,928

Textiles, Apparel & Luxury Goods - 2.4%
Bernard Chaus 2,[4]	1,046,836	136,089
Frederick’s of Hollywood Group [2]	932,628	652,839
Hanesbrands [2]	247,000	7,051,850
Liz Claiborne [1,2]	1,883,669	10,077,629
Quiksilver [2]	1,078,600	5,069,420
Skechers U.S.A. Cl. A [2]	401,800	5,818,064
The Jones Group	1,091,171	11,839,205
Unifi [2]	828,386	11,431,727

		52,076,823

Total (Cost $396,117,339)		400,357,838

Consumer Staples – 0.9%
Food & Staples Retailing - 0.2%
Winn-Dixie Stores [2]	567,400	4,794,530

Food Products - 0.1%
Smart Balance [2]	613,500	3,177,930

Household Products - 0.4%
Central Garden & Pet [2]	746,527	7,748,950

Personal Products - 0.2%
Elizabeth Arden [2]	91,902	2,667,915
Physicians Formula Holdings [2]	369,601	1,478,404

		4,146,319

Total (Cost $17,668,353)		19,867,729

Energy – 3.5%
Energy Equipment & Services - 1.2%
†Key Energy Services [1,2]	346,600	6,238,800
Matrix Service [2]	692,340	9,263,509
Newpark Resources [2]	396,277	3,594,233
Rowan Companies [2]	83,000	3,221,230

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 81

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Energy (continued)
Energy Equipment & Services (continued)
Union Drilling [2]	316,738	$3,259,234

		25,577,006

Oil, Gas & Consumable Fuels - 2.3%
Goodrich Petroleum [1,2]	488,300	8,989,603
McMoRan Exploration [1,2]	341,602	6,312,805
Overseas Shipholding Group	452,950	12,202,473
REX American Resources [2]	354,900	5,891,340
SM Energy	21,750	1,598,190
StealthGas [2]	849,945	3,629,265
Stone Energy [2]	160,035	4,863,464
Swift Energy [2]	171,550	6,393,668
Tesoro Corporation [2]	21,400	490,274

		50,371,082

Total (Cost $65,746,700)		75,948,088

Financials – 9.5%
Capital Markets - 2.5%
Evercore Partners Cl. A	230,400	7,676,928
GFI Group	843,300	3,870,747
Harris & Harris Group [2]	561,402	2,879,992
Janus Capital Group	698,500	6,593,840
KBW	345,200	6,455,240
Piper Jaffray [2]	257,000	7,404,170
Stifel Financial [2]	291,450	10,451,397
W.P. Carey & Co.	225,598	9,129,951

		54,462,265

Commercial Banks - 2.1%
Boston Private Financial Holdings	1,112,630	7,321,106
Guaranty Bancorp [2]	706,484	946,689
Middleburg Financial	20,563	307,211
Old National Bancorp	375,100	4,051,080
Peapack-Gladstone Financial	86,045	1,013,610
Sterling Bancorp	459,600	4,361,604
SVB Financial Group [1,2]	174,800	10,437,308
Tennessee Commerce Bancorp [1,2]	254,198	658,373
Texas Capital Bancshares [2]	265,700	6,863,031
Umpqua Holdings	540,200	6,250,114
Valley National Bancorp	166,299	2,263,329

		44,473,455

Diversified Financial Services - 0.6%
PHH Corporation [2]	580,906	11,920,191

Insurance - 2.9%
Argo Group International Holdings	244,700	7,272,484
Fidelity National Financial Cl. A	507,600	7,989,624
Hilltop Holdings [2]	314,200	2,777,528
MBIA [1,2]	793,910	6,899,078
Navigators Group [2]	205,800	9,672,600
Old Republic International	724,900	8,517,575
Tower Group	413,669	9,853,595
Unitrin	337,100	10,001,757

		62,984,241

Real Estate Investment Trusts (REITs) - 0.6%
Mack-Cali Realty	331,250	10,911,375
	SHARES	VALUE
Financials (continued)
Real Estate Investment Trusts (REITs) (continued)
RAIT Financial Trust	742,200	$1,558,620

		12,469,995

Thrifts & Mortgage Finance - 0.8%
Berkshire Hills Bancorp	189,600	4,245,144
First Financial Holdings	246,700	2,212,899
Radian Group	1,082,400	4,578,552
Washington Federal	418,600	6,877,598

		17,914,193

Total (Cost $204,346,805)		204,224,340

Health Care – 2.6%
Health Care Equipment & Supplies - 1.4%
Analogic Corporation	201,525	10,598,200
AngioDynamics [2]	301,213	4,286,261
DGT Holdings [2]	123,741	897,122
Digirad Corporation [2]	704,326	1,908,723
Exactech [2]	369,711	6,658,495
Synergetics USA [1,2]	244,415	1,346,727
Wright Medical Group [1,2]	365,676	5,485,140

		31,180,668

Health Care Providers & Services - 0.6%
Kindred Healthcare [2]	289,700	6,219,859
Select Medical Holdings [2]	699,600	6,205,452

		12,425,311

Life Sciences Tools & Services - 0.6%
Albany Molecular Research [2]	976,575	4,697,326
Cambrex Corporation [2,3]	1,634,554	7,551,639

		12,248,965

Total (Cost $57,720,908)		55,854,944

Industrials – 18.8%
Aerospace & Defense - 1.3%
GenCorp [1,2]	1,003,542	6,442,740
Hexcel Corporation [1,2]	549,047	12,018,639
Moog Cl. A [1,2]	208,900	9,091,328

		27,552,707

Air Freight & Logistics - 0.4%
Atlas Air Worldwide Holdings [2]	136,900	8,146,919

Building Products - 2.7%
American Woodmark	345,013	5,975,625
Apogee Enterprises	828,442	10,612,342
Insteel Industries	390,700	4,899,378
NCI Building Systems [2]	889,269	10,128,774
PGT [1,2]	1,147,009	2,076,087
Quanex Building Products	547,300	8,970,247
Trex Company [1,2]	531,940	13,021,891
U.S. Home Systems	331,300	1,663,126

		57,347,470

Commercial Services & Supplies - 0.9%
Interface Cl. A	432,200	8,371,714
TRC Companies [1,2,3]	1,693,780	10,586,125

		18,957,839

82 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Industrials (continued)
Construction & Engineering - 1.8%
Furmanite Corporation [2]	1,374,480	$10,913,371
iShares Dow Jones US Home Construction
Index Fund	550,300	6,988,810
MasTec [2]	529,408	10,439,926
Northwest Pipe [2]	441,735	11,511,614

		39,853,721

Electrical Equipment - 0.6%
GrafTech International [2]	425,360	8,622,047
†Lime Energy [1,2]	509,825	2,732,662
Magnetek [2]	1,298,418	2,363,121

		13,717,830

Machinery - 6.9%
Albany International Cl. A	599,100	15,810,249
Barnes Group	442,300	10,973,463
Chart Industries [2]	88,999	4,804,166
CIRCOR International	219,602	9,405,554
Dynamic Materials	302,429	6,780,458
Federal Signal	888,676	5,829,715
Flanders Corporation [2,4]	244,159	817,933
Flow International [2]	2,016,172	7,177,572
Hardinge	542,882	5,922,843
Hurco Companies [2]	191,595	6,171,275
Lydall [2,3]	915,463	10,948,937
Meritor [2]	504,005	8,084,240
Mueller Industries	338,800	12,843,908
Mueller Water Products Cl. A	1,366,375	5,438,172
NN [2]	342,651	5,126,059
Robbins & Myers	72,300	3,821,055
Timken Company (The)	163,000	8,215,200
Trinity Industries	439,950	15,345,456
Wabash National [2]	515,600	4,831,172

		148,347,427

Marine - 0.4%
†Diana Containerships [1,2]	182,018	1,297,788
Diana Shipping [2]	702,700	7,701,592

		8,999,380

Professional Services - 1.1%
CTPartners Executive Search [2]	215,400	2,574,030
Heidrick & Struggles International	118,710	2,687,594
Hudson Highland Group [2]	654,310	3,500,559
ICF International [1,2]	302,069	7,666,511
Korn/Ferry International [2]	284,900	6,264,951

		22,693,645

Road & Rail - 0.8%
Arkansas Best	474,357	11,256,491
Swift Transportation [1,2]	477,334	6,467,876

		17,724,367

Trading Companies & Distributors - 1.9%
Aceto Corporation	914,879	6,138,838
Kaman Corporation	399,431	14,167,818
RSC Holdings [2]	711,398	8,508,320
SeaCube Container Leasing	196,050	3,368,139
	SHARES	VALUE
Industrials (continued)
Trading Companies & Distributors (continued)
United Rentals [2]	385,940	$9,802,876

		41,985,991

Total (Cost $304,241,899)		405,327,296

Information Technology – 24.1%
Communications Equipment - 3.5%
Aviat Networks [2]	1,696,892	6,685,754
ClearOne Communications [2,3]	544,245	3,570,247
Dialogic [1,2]	611,647	2,752,412
Globecomm Systems [2]	385,027	5,991,020
Harmonic [2]	891,350	6,444,461
Loral Space & Communications [2]	148,780	10,335,747
Network Engines [2]	72,116	79,328
Network Equipment Technologies [1,2,3]	1,927,268	4,239,990
Oplink Communications [1,2]	162,696	3,031,026
Opnext [2]	1,797,206	4,097,630
Powerwave Technologies [2]	1,253,450	3,697,677
Symmetricom [2]	1,281,804	7,472,917
Tekelec [1,2]	677,750	6,187,858
UTStarcom Holdings [1,2]	2,563,402	3,998,907
Westell Technologies Cl. A [2]	1,860,371	6,641,524

		75,226,498

Computers & Peripherals - 2.2%
Avid Technology [2]	690,233	13,003,990
Concurrent Computer [2]	351,943	2,203,163
Cray [2]	1,309,159	8,378,617
Dot Hill Systems [2]	1,883,771	5,349,910
Intermec [1,2]	989,150	10,920,216
Interphase Corporation [1,2]	343,400	1,778,812
Intevac [2]	476,294	4,862,962

		46,497,670

Electronic Equipment, Instruments & Components - 6.1%
Benchmark Electronics [2]	584,860	9,650,190
CTS Corporation	492,414	4,761,643
Evans & Sutherland Computer [2,3,4]	766,730	168,681
Gerber Scientific [2]	76,000	845,880
Identive Group [1,2]	1,011,205	2,345,996
Ingram Micro Cl. A [2]	571,700	10,370,638
KEMET Corporation [1,2]	907,354	12,966,089
LeCroy Corporation [2]	574,136	6,912,597
Maxwell Technologies [2]	554,161	8,971,867
Mercury Computer Systems [2]	358,600	6,698,648
Newport Corporation [2]	491,987	8,939,404
Park Electrochemical	446,242	12,472,464
Planar Systems [2,3]	1,554,792	4,446,705
Sanmina-SCI Corporation [1,2]	992,701	10,254,601
SigmaTron International [1,2,3]	340,972	1,565,061
TTM Technologies [2]	516,100	8,267,922
Viasystems Group [1,2]	359,008	8,074,090
Vishay Intertechnology [1,2]	407,923	6,135,162
Zygo Corporation [2]	539,234	7,128,673

		130,976,311

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 83

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Internet Software & Services - 2.3%
AOL [2]	719,816	$14,295,546
Autobytel [2]	1,612,322	1,821,924
EarthLink	1,015,800	7,816,581
InfoSpace [2]	1,049,559	9,571,978
Support.com [2]	706,185	3,389,688
ValueClick [2]	704,491	11,694,550
WebMediaBrands [1,2]	1,383,882	1,854,402

		50,444,669

IT Services - 0.1%
CIBER [2]	260,013	1,443,072

Semiconductors & Semiconductor Equipment - 8.0%
Advanced Energy Industries [2]	844,556	12,490,983
Alpha & Omega Semiconductor [1,2]	677,500	8,976,875
ANADIGICS [1,2]	1,465,284	4,703,562
ATMI [2]	488,400	9,978,012
AXT [1,2]	535,130	4,537,902
Brooks Automation [2]	1,049,900	11,401,914
BTU International [1,2,3]	700,941	4,934,625
Cohu	287,600	3,770,436
Fairchild Semiconductor International [2]	463,700	7,748,427
FEI Company [2]	263,975	10,081,205
Integrated Silicon Solution [2]	508,275	4,915,019
International Rectifier [2]	227,502	6,363,231
Kulicke & Soffa Industries [2]	663,500	7,391,390
MEMC Electronic Materials [2]	1,236,300	10,545,639
†Mindspeed Technologies [1,2]	431,300	3,450,400
Nanometrics [2]	778,742	14,788,311
Novellus Systems [2]	291,901	10,549,302
Pericom Semiconductor [2]	1,048,429	9,372,955
PLX Technology [2]	1,193,112	4,140,099
Rudolph Technologies [1,2]	397,211	4,254,130
Spire Corporation [2,3]	485,897	1,190,448
Standard Microsystems [2]	357,700	9,654,323
SunPower Corporation Cl. B [1,2]	113,023	1,879,573
Ultra Clean Holdings [2]	326,406	2,963,766
Vitesse Semiconducter [1,2]	665,393	2,648,264

		172,730,791

Software - 1.9%
Actuate Corporation [2]	760,583	4,449,411
Aspen Technology [2]	495,435	8,511,573
Bottomline Technologies [2]	442,114	10,924,637
Cinedigm Digital Cinema Cl. A [1,2]	1,151,528	1,946,082
Mentor Graphics [2]	513,800	6,581,778
S1 Corporation [2]	895,157	6,695,774
Smith Micro Software [2]	510,236	2,148,094

		41,257,349

Total (Cost $472,591,163)		518,576,360

Materials – 12.0%
Chemicals - 6.1%
Chemtura Corporation [1,2]	539,650	9,821,630
Cytec Industries	135,463	7,747,129
Ferro Corporation [2]	1,079,395	14,507,069
H.B. Fuller Company	486,100	11,870,562
	SHARES	VALUE
Materials (continued)
Chemicals (continued)
Koppers Holdings	84,692	$3,212,368
Material Sciences [2,3]	803,712	5,826,912
Minerals Technologies	157,300	10,427,417
OM Group [2]	422,080	17,153,331
PolyOne Corporation	593,400	9,179,898
Quaker Chemical	265,000	11,397,650
Solutia [1,2]	593,900	13,570,615
Spartech Corporation [2]	1,324,248	8,064,670
Zoltek Companies [1,2]	759,250	7,994,902

		130,774,153

Construction Materials - 0.6%
Texas Industries	319,177	13,287,339

Containers & Packaging - 0.6%
Boise	1,005,100	7,829,729
GCB Jefferson Smurfit-Stone Container [2]	3,677,000	91,925
Graphic Packaging Holding Company [2]	430,400	2,341,376
Stone & Webster (Warrants) [2]	2,206,000	55,150
Temple-Inland	109,600	3,259,504

		13,577,684

Metals & Mining - 4.2%
Carpenter Technology	293,281	16,916,448
Century Aluminum [2]	1,065,000	16,667,250
Commercial Metals	600,129	8,611,851
Haynes International	293,911	18,201,908
Kaiser Aluminum	296,500	16,194,830
RTI International Metals [1,2]	343,100	13,164,747

		89,757,034

Paper & Forest Products - 0.5%
Louisiana-Pacific Corporation [2]	1,178,700	9,594,618

Total (Cost $166,952,124)		256,990,828

Telecommunication Services – 0.8%
Diversified Telecommunication Services - 0.8%
General Communication Cl. A [2]	637,637	7,696,279
Iridium Communications [1,2]	1,002,046	8,667,698

Total (Cost $12,106,299)		16,363,977

Miscellaneous [5] – 3.4%
Total (Cost $77,356,704)		73,476,793

TOTAL COMMON STOCKS
(Cost $1,774,848,294)		2,026,988,193

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.2%
†Hovnanian Enterprises 7.25%
Conv. due 2/15/14
(Cost $5,394,540)	$251,000	4,028,550

84 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Special Equity Fund

VALUE
REPURCHASE AGREEMENT – 5.5%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $118,146,033 (collateralized
by obligations of various U.S. Government
Agencies, 1.00% due 4/30/12, valued at
$121,101,631)
(Cost $118,146,000)	$118,146,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 4.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $98,387,715)	98,387,715

TOTAL INVESTMENTS – 104.5%
(Cost $1,996,776,549)	2,247,550,458

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.5)%	(96,536,927)

NET ASSETS – 100.0%	$2,151,013,531

	SHARES	VALUE
COMMON STOCKS – 91.9%

Consumer Discretionary – 21.5%
Auto Components - 2.2%
Dorman Products [2,3]	1,376,500	$54,481,870

Hotels, Restaurants & Leisure - 0.6%
Bowl America Cl. A [3]	339,300	4,309,110
Frisch’s Restaurants [3]	505,100	11,794,085

		16,103,195

Household Durables - 1.9%
CSS Industries [3]	831,000	17,392,830
Hooker Furniture [3]	672,400	5,957,464
Universal Electronics [2,3]	939,000	23,719,140

		47,069,434

Internet & Catalog Retail - 0.4%
PetMed Express	942,000	11,162,700

Leisure Equipment & Products - 0.3%
Hasbro	200,500	8,807,965

Media - 2.0%
Meredith Corporation	1,597,000	49,714,610

Specialty Retail - 10.6%
American Eagle Outfitters	4,892,000	62,373,000
Bed Bath & Beyond [2]	1,289,000	75,238,930
Buckle (The)	427,500	18,254,250
†Children’s Place Retail Stores [2]	999,500	44,467,755
†Finish Line (The) Cl. A	1,775,000	37,985,000
PetSmart	623,500	28,288,195
Tiffany & Co.	40,000	3,140,800

		269,747,930

Textiles, Apparel & Luxury Goods - 3.5%
Deckers Outdoor [2]	479,000	42,219,060
Movado Group	1,146,695	19,619,951
Wolverine World Wide	657,708	27,459,309

		89,298,320

Total (Cost $423,823,472)		546,386,024

Consumer Staples – 6.9%
Beverages - 1.1%
National Beverage	1,873,000	27,439,450

Food & Staples Retailing - 1.8%
Arden Group Cl. A [3]	166,500	15,321,330
Weis Markets	727,000	29,610,710

		44,932,040

Food Products - 4.0%
J&J Snack Foods	649,000	32,352,650
Lancaster Colony	1,137,000	69,152,340

		101,504,990

Total (Cost $139,470,783)		173,876,480

Health Care – 8.3%
Health Care Equipment & Supplies - 2.2%
Atrion Corporation [3]	162,004	32,044,391
STERIS Corporation	470,840	16,469,984
Utah Medical Products [3]	296,816	7,794,388

		56,308,763

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 85

Schedules of Investments

Royce Special Equity Fund (continued)

	SHARES	VALUE
Health Care (continued)
Health Care Providers & Services - 1.8%
Owens & Minor	606,000	$20,900,940
Psychemedics Corporation [3]	395,689	3,763,002
Schein (Henry) [2]	271,000	19,400,890

		44,064,832

Life Sciences Tools & Services - 4.3%
Bio-Rad Laboratories Cl. A [2]	793,700	94,736,032
Pharmaceutical Product Development	550,500	14,775,420

		109,511,452

Total (Cost $146,994,840)		209,885,047

Industrials – 23.5%
Aerospace & Defense - 2.4%
National Presto Industries [3]	593,700	60,254,613

Building Products - 0.3%
Insteel Industries	644,172	8,077,917

Commercial Services & Supplies - 2.4%
Cintas Corporation	500,000	16,515,000
UniFirst Corporation	796,000	44,727,240

		61,242,240

Construction & Engineering - 0.5%
Baker (Michael) [2,3]	608,792	12,857,687

Electrical Equipment - 7.7%
Hubbell Cl. B	1,032,000	67,028,400
Powell Industries [2]	515,000	18,797,500
Regal-Beloit	736,000	49,142,720
Thomas & Betts [2]	1,124,000	60,527,400

		195,496,020

Industrial Conglomerates - 1.6%
Carlisle Companies	400,000	19,692,000
Standex International [3]	687,000	21,070,290

		40,762,290

Machinery - 4.7%
Ampco-Pittsburgh [3]	976,200	22,891,890
Foster (L.B.) Company Cl. A [3]	905,000	29,783,550
Hurco Companies [2]	188,000	6,055,480
Kaydon Corporation	827,000	30,863,640
Met-Pro Corporation [3]	915,531	10,418,743
Mueller Industries	132,000	5,004,120
Wabtec Corporation	203,000	13,341,160

		118,358,583

Professional Services - 0.8%
Towers Watson & Company Cl. A	293,000	19,253,030

Trading Companies & Distributors - 3.1%
Applied Industrial Technologies	1,406,000	50,067,660
Watsco	418,000	28,419,820

		78,487,480

Total (Cost $447,095,133)		594,789,860

Information Technology – 20.8%
Communications Equipment - 3.8%
Arris Group [2]	3,734,000	43,351,740
	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
Plantronics	1,468,000	$53,626,040

		96,977,780

Computers & Peripherals - 0.2%
Rimage Corporation	301,500	4,049,145

Electronic Equipment, Instruments & Components - 8.7%
AVX Corporation	5,780,000	88,087,200
Electro Rent	258,399	4,423,791
Littelfuse	764,000	44,862,080
Mesa Laboratories [3]	309,648	9,803,456
Park Electrochemical [3]	1,798,979	50,281,463
Vishay Intertechnology [2]	1,619,000	24,349,760

		221,807,750

IT Services - 3.7%
Computer Services [3,4]	866,504	25,648,518
NeuStar Cl. A [2]	1,542,000	40,400,400
Total System Services	1,501,600	27,899,728

		93,948,646

Office Electronics - 0.3%
Zebra Technologies Cl. A [2]	151,000	6,367,670

Semiconductors & Semiconductor Equipment - 4.1%
Teradyne [2]	4,193,000	62,056,400
†Veeco Instruments [1,2]	861,000	41,681,010

		103,737,410

Total (Cost $465,259,378)		526,888,401

Materials – 10.9%
Chemicals - 8.4%
Hawkins [3]	784,000	28,396,480
Lubrizol Corporation (The)	625,000	83,918,750
†Minerals Technologies	309,000	20,483,610
Schulman (A.)	1,344,000	33,855,360
Stepan Company [3]	674,700	47,836,230

		214,490,430

Metals & Mining - 0.1%
Central Steel & Wire [4]	3,099	1,967,865

Paper & Forest Products - 2.4%
Clearwater Paper [2,3]	891,000	60,837,480

Total (Cost $207,205,315)		277,295,775

TOTAL COMMON STOCKS
(Cost $1,829,848,921)		2,329,121,587

REPURCHASE AGREEMENT – 7.4%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11, maturity value $188,653,052 (collateralized by obligations of various U.S. Government Agencies, 0.50%-1.375% due 7/6/11-5/31/13, valued at $193,372,388)
(Cost $188,653,000)		188,653,000

86 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Value Fund
VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $12,014,544)	$12,014,544

TOTAL INVESTMENTS – 99.8%
(Cost $2,030,516,465)	2,529,789,131

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.2%	5,900,545

NET ASSETS – 100.0%	$2,535,689,676

	SHARES	VALUE
COMMON STOCKS – 98.3%

Consumer Discretionary – 16.2%
Automobiles - 1.3%
Thor Industries	976,540	$28,163,414

Hotels, Restaurants & Leisure - 0.6%
International Speedway Cl. A	450,453	12,797,370

Multiline Retail - 0.3%
Family Dollar Stores	106,351	5,589,808

Specialty Retail - 12.3%
American Eagle Outfitters	2,027,465	25,850,179
Ascena Retail Group [2]	1,675,833	57,062,114
Buckle (The)	1,140,046	48,679,964
GameStop Corporation Cl. A [2]	2,540,626	67,758,495
†Guess?	413,832	17,405,774
Jos. A. Bank Clothiers [2]	777,595	38,887,526

		255,644,052

Textiles, Apparel & Luxury Goods - 1.7%
Carter’s [2]	256,494	7,889,755
Fossil [2]	118,075	13,899,789
Steven Madden [2]	343,335	12,878,496

		34,668,040

Total (Cost $272,681,179)		336,862,684

Consumer Staples – 2.4%
Food Products - 1.8%
Hormel Foods	1,279,288	38,135,575

Personal Products - 0.6%
Nu Skin Enterprises Cl. A	302,700	11,366,385

Total (Cost $29,008,581)		49,501,960

Energy – 11.5%
Energy Equipment & Services - 8.8%
Helmerich & Payne	895,606	59,217,469
Rowan Companies [2]	407,413	15,811,698
Trican Well Service	1,925,500	45,240,115
Unit Corporation [2]	1,018,275	62,043,496

		182,312,778

Oil, Gas & Consumable Fuels - 2.7%
Cimarex Energy	140,992	12,678,001
Energen Corporation	757,191	42,781,291

		55,459,292

Total (Cost $162,475,863)		237,772,070

Financials – 18.7%
Capital Markets - 8.3%
†Affiliated Managers Group [2]	294,939	29,921,562
Ashmore Group	6,611,900	42,259,548
Federated Investors Cl. B	1,796,326	42,824,412
Knight Capital Group Cl. A [2]	2,508,532	27,644,023
Partners Group Holding	68,990	12,210,403
Value Partners Group	20,000,000	17,189,758

		172,049,706

Diversified Financial Services - 0.7%
PICO Holdings [2]	547,222	15,869,438

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 87

Schedules of Investments

Royce Value Fund (continued)

	SHARES	VALUE
Financials (continued)
Insurance - 9.7%
Allied World Assurance Company
Holdings	720,889	$41,508,789
Alterra Capital Holdings	705,286	15,727,878
Arch Capital Group [2]	1,093,605	34,907,872
Aspen Insurance Holdings	508,620	13,086,792
PartnerRe	464,405	31,974,284
Reinsurance Group of America	781,753	47,577,487
Validus Holdings	505,098	15,632,783

		200,415,885

Total (Cost $347,934,123)		388,335,029

Health Care – 5.5%
Health Care Providers & Services - 5.5%
Chemed Corporation	317,347	20,792,576
LHC Group [2]	926,313	21,360,778
Magellan Health Services [2]	301,137	16,484,239
MEDNAX [2]	506,191	36,541,928
Patterson Companies	550,729	18,113,477

Total (Cost $97,393,270)		113,292,998

Industrials – 7.5%
Building Products - 0.7%
Simpson Manufacturing	492,200	14,702,014

Construction & Engineering - 1.1%
Jacobs Engineering Group [2]	502,500	21,733,125

Electrical Equipment - 1.4%
GrafTech International [2]	1,420,125	28,785,934

Machinery - 2.5%
Gardner Denver	166,375	13,983,819
Lincoln Electric Holdings	435,870	15,625,939
Pfeiffer Vacuum Technology	169,089	21,202,333

		50,812,091

Marine - 1.2%
Kirby Corporation [2]	448,949	25,441,940

Trading Companies & Distributors - 0.6%
Applied Industrial Technologies	364,790	12,990,172

Total (Cost $108,054,604)		154,465,276

Information Technology – 17.1%
Communications Equipment - 1.1%
Comtech Telecommunications	683,280	19,159,171
Plantronics	98,400	3,594,552

		22,753,723

IT Services - 5.9%
ManTech International Cl. A	1,100,124	48,867,508
MAXIMUS	519,911	43,012,237
Total System Services	1,576,700	29,295,086

		121,174,831

Semiconductors & Semiconductor Equipment - 10.1%
Aixtron ADR [1]	814,397	27,787,226
Cabot Microelectronics [2]	323,609	15,038,110
Lam Research [2]	368,200	16,303,896
LSI Corporation [2]	900,000	6,408,000
	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
MKS Instruments	894,404	$23,630,154
Novellus Systems [2]	700,231	25,306,348
Teradyne [2]	3,760,227	55,651,360
Varian Semiconductor Equipment Associates [2]	205,670	12,636,365
†Veeco Instruments [1,2]	561,700	27,191,897

		209,953,356

Total (Cost $306,547,832)		353,881,910

Materials – 17.9%
Chemicals - 2.2%
Westlake Chemical	887,870	46,080,453

Metals & Mining - 15.7%
Allied Nevada Gold [2]	1,683,000	59,527,710
Centamin Egypt [2]	7,221,600	14,526,313
Hochschild Mining	1,680,000	12,408,321
Major Drilling Group International	2,400,300	31,234,139
Pan American Silver	1,325,430	40,942,533
Reliance Steel & Aluminum	1,066,500	52,951,725
Schnitzer Steel Industries Cl. A	676,100	38,943,360
Seabridge Gold [2]	956,000	26,968,760
Silver Standard Resources [2]	1,181,101	31,523,586
Sims Metal Management ADR	884,308	16,793,009

		325,819,456

Total (Cost $317,757,817)		371,899,909

Miscellaneous [5] – 1.5%
Total (Cost $33,337,650)		32,012,081

TOTAL COMMON STOCKS
(Cost $1,675,190,919)		2,038,023,917

REPURCHASE AGREEMENT – 1.8%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $36,980,010 (collateralized
by obligations of various U.S. Government
Agencies, 0.09% due 11/18/11, valued at
$37,905,000)
(Cost $36,980,000)		36,980,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $31,235,926)		31,235,926

88 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Value Plus Fund
VALUE
TOTAL INVESTMENTS – 101.6%
(Cost $1,743,406,845)	$2,106,239,843

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.6)%	(32,990,772)

NET ASSETS – 100.0%	$2,073,249,071

	SHARES	VALUE
COMMON STOCKS – 95.5%

Consumer Discretionary – 7.1%
Hotels, Restaurants & Leisure - 0.1%
Cosi [1,2,3]	4,975,812	$4,727,021

Media - 0.4%
DreamWorks Animation SKG Cl. A [2]	567,548	11,407,715

Multiline Retail - 0.9%
†Dollar Tree [2]	383,000	25,515,460

Specialty Retail - 2.4%
Casual Male Retail Group [2,3]	3,578,734	14,851,746
Jos. A. Bank Clothiers [2]	399,000	19,953,990
Monro Muffler Brake	74,358	2,772,810
Rent-A-Center	284,605	8,697,529
Tractor Supply	202,000	13,509,760
†Williams-Sonoma	283,000	10,326,670

		70,112,505

Textiles, Apparel & Luxury Goods - 3.3%
Carter’s [2]	1,628,200	50,083,432
Coach	494,500	31,613,385
Gildan Activewear	434,342	15,275,808

		96,972,625

Total (Cost $195,501,986)		208,735,326

Consumer Staples – 3.3%
Food & Staples Retailing - 0.1%
United Natural Foods [2]	105,517	4,502,410

Food Products - 2.6%
Darling International [2]	2,540,262	44,962,638
Sanderson Farms	410,671	19,621,860
Snyders-Lance	563,000	12,177,690

		76,762,188

Personal Products - 0.6%
Inter Parfums	713,724	16,437,064

Total (Cost $67,035,539)		97,701,662

Energy – 6.2%
Energy Equipment & Services - 3.8%
Ensign Energy Services	1,399,700	27,748,732
Global Industries [2]	900,000	4,932,000
Pason Systems	1,381,000	20,819,887
Trican Well Service	1,161,800	27,296,788
Unit Corporation [2]	522,400	31,829,832

		112,627,239

Oil, Gas & Consumable Fuels - 2.4%
Bill Barrett [2]	234,200	10,855,170
Energy Partners [2]	1,570,560	23,259,994
Rex Energy [1,2]	2,096,000	21,525,920
SouthGobi Resources [2]	1,377,500	14,924,257

		70,565,341

Total (Cost $156,134,572)		183,192,580

Financials – 10.1%
Capital Markets - 4.8%
Ashmore Group	1,750,000	11,185,016

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 89

Schedules of Investments

Royce Value Plus Fund (continued)

	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Knight Capital Group Cl. A [2]	2,090,700	$23,039,514
Northern Trust	556,000	25,553,760
Partners Group Holding	56,000	9,911,329
Raymond James Financial	801,000	25,752,150
Sprott	933,000	7,149,017
U.S. Global Investors Cl. A	500,000	3,600,000
Value Partners Group	8,827,500	7,587,130
†Waddell & Reed Financial Cl. A	751,000	27,298,850

		141,076,766

Commercial Banks - 3.2%
Associated Banc-Corp	1,200,000	16,680,000
Bancorp (The) [2]	1,467,170	15,331,927
Columbia Banking System	255,000	4,391,100
Enterprise Financial Services	599,800	8,115,294
Fifth Third Bancorp	1,563,800	19,938,450
Umpqua Holdings	1,162,300	13,447,811
Zions Bancorporation	599,000	14,381,990

		92,286,572

Diversified Financial Services - 0.7%
PICO Holdings [2]	737,222	21,379,438

Insurance - 0.6%
Brown & Brown	681,800	17,494,988

Thrifts & Mortgage Finance - 0.8%
Berkshire Hills Bancorp [3]	1,088,300	24,367,037

Total (Cost $297,707,673)		296,604,801

Health Care – 6.7%
Biotechnology - 2.0%
Myriad Genetics [2]	2,157,400	48,994,554
Rigel Pharmaceuticals [2]	1,050,000	9,628,500

		58,623,054

Health Care Equipment & Supplies - 2.5%
C.R. Bard	314,000	34,496,040
Cerus Corporation [1,2,3]	2,884,500	8,653,500
Thoratec Corporation [2]	920,000	30,194,400

		73,343,940

Health Care Providers & Services - 1.5%
Magellan Health Services [2]	325,000	17,790,500
Schein (Henry) [2]	382,000	27,347,380

		45,137,880

Life Sciences Tools & Services - 0.7%
Caliper Life Sciences [2]	2,585,500	20,968,405

Total (Cost $165,943,930)		198,073,279

Industrials – 16.4%
Building Products - 0.6%
Quanex Building Products	1,033,533	16,939,606

Commercial Services & Supplies - 1.9%
Cintas Corporation	1,057,700	34,935,831
Ritchie Bros. Auctioneers	200,600	5,514,494
UniFirst Corporation	284,400	15,980,436

		56,430,761

	SHARES	VALUE
Industrials (continued)
Electrical Equipment - 2.4%
Acuity Brands	677,600	$37,796,528
†Thomas & Betts [2]	612,562	32,986,463

		70,782,991

Industrial Conglomerates - 1.3%
†Carlisle Companies	790,900	38,936,007

Machinery - 3.5%
Kennametal	844,100	35,629,461
Tennant Company	369,502	14,754,215
Valmont Industries	536,000	51,665,040

		102,048,716

Professional Services - 1.3%
Robert Half International	1,424,800	38,512,344

Road & Rail - 2.5%
Celadon Group [2,3]	1,778,600	24,829,256
Heartland Express	625,000	10,350,000
Knight Transportation	725,100	12,319,449
Werner Enterprises	1,089,000	27,279,450

		74,778,155

Trading Companies & Distributors - 2.9%
Grainger (W.W.)	225,600	34,663,440
MSC Industrial Direct Cl. A	223,268	14,804,901
Watsco	521,100	35,429,589

		84,897,930

Total (Cost $391,728,927)		483,326,510

Information Technology – 24.7%
Communications Equipment - 6.1%
ADTRAN	499,500	19,335,645
Brocade Communications Systems [2]	6,374,000	41,176,040
Digi International [2,3]	1,504,600	19,559,800
†EXFO [1,2]	882,000	6,861,960
Finisar Corporation [2]	795,000	14,333,850
Harmonic [2]	2,302,300	16,645,629
Infinera Corporation [2]	943,833	6,521,886
Oplink Communications [2,3]	1,614,012	30,069,044
Polycom [2]	397,000	25,527,100

		180,030,954

Computers & Peripherals - 3.4%
Avid Technology [2,3]	2,469,277	46,521,179
SanDisk Corporation [2]	613,000	25,439,500
STEC [1,2]	1,655,000	28,151,550

		100,112,229

Electronic Equipment, Instruments & Components - 6.4%
Checkpoint Systems [2]	693,700	12,403,356
Dolby Laboratories Cl. A [2]	78,000	3,311,880
FARO Technologies [2]	514,144	22,519,507
GSI Group [2]	1,574,238	18,969,568
IPG Photonics [2]	603,032	43,846,457
Littelfuse	608,544	35,733,704
Mercury Computer Systems [2,3]	2,268,749	42,380,231
Rogers Corporation [2]	130,643	6,035,706
Trimble Navigation [2]	101,000	4,003,640

		189,204,049

90 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Internet Software & Services - 1.3%
†Bankrate [1,2]	322,602	$5,348,741
Liquidity Services [2]	1,318,736	31,135,357

		36,484,098

IT Services - 1.2%
Total System Services	1,863,000	34,614,540

Semiconductors & Semiconductor Equipment - 6.3%
International Rectifier [2]	1,547,048	43,270,932
Lattice Semiconductor [2]	4,278,700	27,897,124
LSI Corporation [2]	5,632,000	40,099,840
Micrel	2,509,610	26,551,674
†Teradyne [2]	1,913,000	28,312,400
TriQuint Semiconductor [2]	1,965,000	20,023,350

		186,155,320

Total (Cost $587,892,840)		726,601,190

Materials – 16.7%
Chemicals - 2.5%
Intrepid Potash [2]	600,000	19,500,000
†LSB Industries [2]	664,900	28,537,508
†Westlake Chemical	480,091	24,916,723

		72,954,231

Metals & Mining - 14.2%
Agnico-Eagle Mines	265,100	16,735,763
Alamos Gold	2,687,600	44,503,055
Allied Nevada Gold [2]	1,593,400	56,358,558
Centamin Egypt [2]	3,300,000	6,637,980
Detour Gold [2]	575,000	16,663,642
†Globe Specialty Metals	1,204,300	27,000,406
Hochschild Mining	1,515,000	11,189,647
Horsehead Holding Corporation [2]	1,701,353	22,662,022
Pan American Silver	485,000	14,981,650
Pretium Resources [2]	1,050,000	9,972,523
Reliance Steel & Aluminum	756,100	37,540,365
Silver Standard Resources [2]	1,696,900	45,290,261
Sims Metal Management	519,927	9,951,010
Sims Metal Management ADR	1,150,325	21,844,672
Sprott Resource [2]	1,440,000	6,853,232
Talison Lithium [2]	2,796,000	11,016,434
Worthington Industries	2,571,100	59,392,410

		418,593,630

Total (Cost $388,377,325)		491,547,861

Miscellaneous [5] – 4.3%
Total (Cost $134,798,372)		125,347,489

TOTAL COMMON STOCKS
(Cost $2,385,121,164)		2,811,130,698

VALUE
REPURCHASE AGREEMENT – 3.5%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $102,505,028 (collateralized
by obligations of various U.S. Government
Agencies, 3.625% due 9/16/11, valued at
$105,072,138)
(Cost $102,505,000)	$102,505,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.9%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $26,056,190)	26,056,190

TOTAL INVESTMENTS – 99.9%
(Cost $2,513,682,354)	2,939,691,888

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.1%	3,588,563

NET ASSETS – 100.0%	$2,943,280,451

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 91

Schedules of Investments

Royce 100 Fund

	SHARES	VALUE
COMMON STOCKS – 94.8%

Consumer Discretionary – 10.6%
Auto Components - 0.8%
Drew Industries	158,456	$3,917,032

Diversified Consumer Services - 0.7%
Universal Technical Institute	182,232	3,602,727

Household Durables - 3.7%
Ethan Allen Interiors	164,100	3,493,689
†Harman International Industries	99,100	4,515,987
Mohawk Industries [2]	89,715	5,382,003
NVR [2]	7,200	5,223,456

		18,615,135

Media - 1.8%
DreamWorks Animation SKG Cl. A [2]	199,000	3,999,900
Morningstar	83,872	5,097,740

		9,097,640

Specialty Retail - 0.8%
Ascena Retail Group [2]	118,500	4,034,925

Textiles, Apparel & Luxury Goods - 2.8%
Carter’s [2]	124,000	3,814,240
Columbia Sportswear	56,800	3,601,120
Warnaco Group (The) [2]	121,000	6,322,250

		13,737,610

Total (Cost $43,992,518)		53,005,069

Consumer Staples – 0.8%
Food Products - 0.8%
Sanderson Farms	84,700	4,046,966

Total (Cost $3,391,993)		4,046,966

Energy – 9.0%
Energy Equipment & Services - 9.0%
Ensign Energy Services	201,500	3,994,691
Helmerich & Payne	113,800	7,524,456
Oil States International [2]	100,400	8,022,964
Pason Systems	302,800	4,564,997
SEACOR Holdings	41,500	4,148,340
ShawCor Cl. A	194,900	5,985,731
Trican Well Service	262,700	6,172,204
Unit Corporation [2]	73,200	4,460,076

Total (Cost $25,784,485)		44,873,459

Financials – 10.5%
Capital Markets - 9.0%
Affiliated Managers Group [2]	41,997	4,260,596
AllianceBernstein Holding L.P.	182,639	3,550,502
Artio Global Investors Cl. A	195,032	2,203,862
Cohen & Steers	149,800	4,965,870
Cowen Group Cl. A [1,2]	937,878	3,526,421
Federated Investors Cl. B	189,200	4,510,528
Knight Capital Group Cl. A [2]	294,300	3,243,186
Lazard Cl. A	128,800	4,778,480
SEI Investments	239,000	5,379,890
Waddell & Reed Financial Cl. A	115,900	4,212,965
	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Westwood Holdings Group	100,395	$3,825,049

		44,457,349

Diversified Financial Services - 0.9%
Interactive Brokers Group Cl. A	288,200	4,510,330

Insurance - 0.6%
Brown & Brown	118,900	3,050,974

Total (Cost $50,938,168)		52,018,653

Health Care – 2.2%
Life Sciences Tools & Services - 2.2%
ICON ADR [2]	239,400	5,640,264
PerkinElmer	197,900	5,325,489

Total (Cost $9,184,242)		10,965,753

Industrials – 29.2%
Aerospace & Defense - 1.3%
HEICO Corporation Cl. A	158,312	6,294,485

Air Freight & Logistics - 3.0%
Expeditors International of Washington	108,800	5,569,472
Forward Air	174,800	5,906,492
UTi Worldwide	174,900	3,443,781

		14,919,745

Building Products - 0.7%
Simpson Manufacturing	115,500	3,449,985

Commercial Services & Supplies - 2.2%
Brink’s Company (The)	169,615	5,059,616
Cintas Corporation	178,300	5,889,249

		10,948,865

Construction & Engineering - 4.0%
EMCOR Group [2]	185,300	5,431,143
Jacobs Engineering Group [2]	95,000	4,108,750
KBR	154,800	5,834,412
Quanta Services [2]	225,000	4,545,000

		19,919,305

Electrical Equipment - 3.1%
AZZ	113,400	5,193,720
GrafTech International [2]	311,900	6,322,213
Regal-Beloit	62,500	4,173,125

		15,689,058

Machinery - 6.4%
CLARCOR	88,200	4,170,096
Gardner Denver	45,300	3,807,465
Kaydon Corporation	134,500	5,019,540
Kennametal	161,900	6,833,799
Valmont Industries	62,600	6,034,014
Wabtec Corporation	91,000	5,980,520

		31,845,434

Marine - 0.9%
Kirby Corporation [2]	77,500	4,391,925

Professional Services - 3.8%
Advisory Board (The) [2]	64,900	3,756,412
CRA International [2]	152,313	4,126,159
ManpowerGroup	95,266	5,111,021

92 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Industrials (continued)
Professional Services (continued)
Verisk Analytics Cl. A [2]	180,100	$6,235,062

		19,228,654

Road & Rail - 2.1%
Arkansas Best	207,600	4,926,348
Landstar System	116,500	5,414,920

		10,341,268

Trading Companies & Distributors - 1.7%
Applied Industrial Technologies	111,300	3,963,393
MSC Industrial Direct Cl. A	65,500	4,343,305

		8,306,698

Total (Cost $108,734,604)		145,335,422

Information Technology – 19.8%
Communications Equipment - 1.0%
ADTRAN	127,800	4,947,138

Computers & Peripherals - 0.6%
Diebold	90,500	2,806,405

Electronic Equipment, Instruments & Components - 7.9%
Coherent [2]	108,700	6,007,849
Dolby Laboratories Cl. A [2]	121,000	5,137,660
DTS [2]	80,600	3,268,330
FARO Technologies [2]	142,387	6,236,551
FLIR Systems	111,700	3,765,407
National Instruments	193,200	5,736,108
Plexus Corporation [2]	98,400	3,425,304
Rofin-Sinar Technologies [2]	163,500	5,583,525

		39,160,734

IT Services - 4.0%
Gartner [2]	102,000	4,109,580
MAXIMUS	51,300	4,244,049
Sapient Corporation [2]	357,900	5,379,237
Total System Services	324,600	6,031,068

		19,763,934

Semiconductors & Semiconductor Equipment - 4.1%
Aixtron ADR	114,000	3,889,680
Cabot Microelectronics [2]	126,700	5,887,749
Cymer [2]	107,500	5,322,325
Diodes [2]	100,000	2,610,000
International Rectifier [2]	100,000	2,797,000

		20,506,754

Software - 2.2%
ANSYS [2]	79,400	4,340,798
Blackbaud	127,100	3,523,212
NetScout Systems [2]	156,200	3,263,018

		11,127,028

Total (Cost $67,993,359)		98,311,993

Materials – 10.3%
Chemicals - 1.3%
Intrepid Potash [2]	197,000	6,402,500

Containers & Packaging - 1.3%
Greif Cl. A	95,300	6,197,359

	SHARES	VALUE
Materials (continued)
Metals & Mining - 7.7%
Cliffs Natural Resources	42,300	$3,910,635
Fresnillo	170,000	3,831,697
Major Drilling Group International	423,000	5,504,329
Randgold Resources ADR	70,700	5,942,335
Reliance Steel & Aluminum	121,400	6,027,510
Schnitzer Steel Industries Cl. A	57,600	3,317,760
Sims Metal Management ADR	343,117	6,515,792
Steel Dynamics	208,500	3,388,125

		38,438,183

Total (Cost $38,404,470)		51,038,042

Miscellaneous [5] – 2.4%
Total (Cost $10,015,034)		12,130,181

TOTAL COMMON STOCKS
(Cost $358,438,873)		471,725,538

REPURCHASE AGREEMENT – 5.3%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $26,475,007 (collateralized
by obligations of various U.S. Government
Agencies, 5.375% due 8/15/11-8/19/11, valued at
$27,139,665)
(Cost $26,475,000)		26,475,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.009864%)
(Cost $3,214,256)		3,214,256

TOTAL INVESTMENTS – 100.7%
(Cost $388,128,129)		501,414,794

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.7)%		(3,684,378)

NET ASSETS – 100.0%		$497,730,416

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 93

Schedules of Investments

Royce Discovery Fund

	SHARES	VALUE
COMMON STOCKS – 92.9%

Consumer Discretionary – 18.4%
Auto Components - 2.2%
Drew Industries	3,300	$81,576

Distributors - 0.2%
Audiovox Corporation Cl. A [2]	1,260	9,526

Diversified Consumer Services - 2.4%
Lincoln Educational Services	2,900	49,735
†Universal Technical Institute	2,100	41,517

		91,252

Hotels, Restaurants & Leisure - 0.8%
Papa John’s International [2]	900	29,934

Household Durables - 3.5%
Blyth	900	45,315
CSS Industries	1,281	26,811
Universal Electronics [2]	2,300	58,098

		130,224

Internet & Catalog Retail - 0.6%
NutriSystem	1,500	21,090

Leisure Equipment & Products - 2.9%
Arctic Cat [2]	2,100	28,203
JAKKS Pacific [2]	1,800	33,138
Sturm, Ruger & Co.	2,100	46,095

		107,436

Specialty Retail - 5.2%
Kirkland’s [2]	2,400	28,848
Shoe Carnival [2]	1,600	48,240
Stein Mart	2,200	21,208
Systemax [2]	3,000	44,820
Wet Seal (The) Cl. A [2]	11,400	50,958

		194,074

Textiles, Apparel & Luxury Goods - 0.6%
Barry (R.G.)	2,200	24,816

Total (Cost $606,175)		689,928

Consumer Staples – 4.6%
Food & Staples Retailing - 3.2%
†Arden Group Cl. A	700	64,414
Village Super Market Cl. A	2,000	55,420

		119,834

Household Products - 0.8%
Oil-Dri Corporation of America	1,300	27,846

Personal Products - 0.6%
Schiff Nutrition International Cl. A	2,100	23,499

Total (Cost $155,971)		171,179

Energy – 3.1%
Oil, Gas & Consumable Fuels - 3.1%
PetroQuest Energy [2]	5,700	40,014
TransGlobe Energy [2]	3,300	37,620
VAALCO Energy [2]	6,400	38,528

Total (Cost $98,637)		116,162

	SHARES	VALUE
Financials – 2.8%
Capital Markets - 1.0%
†INTL FCStone [2]	1,500	$36,315

Consumer Finance - 1.0%
†Advance America Cash Advance Centers	5,600	38,584

Insurance - 0.8%
Meadowbrook Insurance Group	3,199	31,702

Total (Cost $89,211)		106,601

Health Care – 14.5%
Biotechnology - 1.7%
SciClone Pharmaceuticals [2]	10,700	64,628

Health Care Equipment & Supplies - 4.9%
Atrion Corporation	200	39,560
CryoLife [2]	6,500	36,400
ICU Medical [2]	700	30,590
Kensey Nash [2]	1,267	31,967
Symmetry Medical [2]	3,000	26,910
Utah Medical Products	713	18,723

		184,150

Health Care Providers & Services - 5.8%
Almost Family [2]	1,100	30,140
Amedisys [2]	1,100	29,293
Continucare Corporation [2]	13,100	80,958
LHC Group [2]	1,100	25,366
Metropolitan Health Networks [2]	10,948	52,441

		218,198

Pharmaceuticals - 2.1%
Hi-Tech Pharmacal [2]	1,600	46,288
†Obagi Medical Products [2]	3,200	30,176

		76,464

Total (Cost $447,531)		543,440

Industrials – 17.5%
Aerospace & Defense - 0.7%
Ducommun	1,200	24,684

Commercial Services & Supplies - 2.1%
APAC Customer Services [2]	8,200	43,706
Ennis	2,100	36,540

		80,246

Construction & Engineering - 1.7%
Baker (Michael) [2]	700	14,784
Comfort Systems USA	3,200	33,952
Sterling Construction [2]	1,100	15,147

		63,883

Electrical Equipment - 4.9%
AZZ	800	36,640
Fushi Copperweld [2]	12,900	73,917
Powell Industries [2]	1,200	43,800
Preformed Line Products	400	28,472

		182,829

Machinery - 4.8%
Alamo Group	900	21,330
Force Protection [2]	10,300	51,139
Foster (L.B.) Company Cl. A	1,000	32,910

94 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Industrials (continued)
Machinery (continued)
Graham Corporation	1,700	$34,680
Miller Industries	2,200	41,118

		181,177

Professional Services - 3.3%
GP Strategies [2]	3,600	49,176
Heidrick & Struggles International	1,100	24,904
ICF International [2]	900	22,842
VSE Corporation	1,100	27,390

		124,312

Total (Cost $669,661)		657,131

Information Technology – 21.6%
Communications Equipment - 2.6%
Bel Fuse Cl. B	1,000	21,690
Communications Systems	1,700	30,481
†Westell Technologies Cl. A [2]	12,500	44,625

		96,796

Computers & Peripherals - 4.3%
Imation Corporation [2]	2,300	21,712
Intevac [2]	3,000	30,630
Rimage Corporation	1,700	22,831
Super Micro Computer [2]	2,600	41,834
Xyratex [2]	4,300	44,118

		161,125

Electronic Equipment, Instruments & Components - 4.2%
DDi Corporation	4,500	42,930
Image Sensing Systems [2]	3,237	36,578
Multi-Fineline Electronix [2]	1,500	32,415
Nam Tai Electronics	4,698	25,933
RadiSys Corporation [2]	2,600	18,954

		156,810

Internet Software & Services - 1.2%
InfoSpace [2]	2,700	24,624
United Online	3,300	19,899

		44,523

IT Services - 1.2%
Dynamics Research [2]	3,400	46,376

Semiconductors & Semiconductor Equipment - 3.9%
†Amtech Systems [2]	2,200	45,408
Brooks Automation [2]	3,700	40,182
Integrated Silicon Solution [2]	6,300	60,921

		146,511

Software - 4.2%
Actuate Corporation [2]	11,000	64,350
ePlus [2]	1,500	39,660
Manhattan Associates [2]	800	27,552
†Net 1 UEPS Technologies [2]	3,100	26,908

		158,470

Total (Cost $796,894)		810,611

Materials – 5.8%
Chemicals - 0.9%
Stepan Company	500	35,450

	SHARES	VALUE
Materials (continued)
Metals & Mining - 3.9%
†Horsehead Holding Corporation [2]	3,400	$45,288
Richmont Mines [2]	5,100	36,261
Universal Stainless & Alloy Products [2]	1,400	65,464

		147,013

Paper & Forest Products - 1.0%
KapStone Paper and Packaging [2]	2,200	36,454

Total (Cost $159,300)		218,917

Miscellaneous [5] – 4.6%
Total (Cost $172,698)		171,861

TOTAL COMMON STOCKS
(Cost $3,196,078)		3,485,830

REPURCHASE AGREEMENT – 7.3%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $273,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.45% due 7/1/11, valued at $280,700)
(Cost $273,000)		273,000

TOTAL INVESTMENTS – 100.2%
(Cost $3,469,078)		3,758,830

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.2)%		(7,455)

NET ASSETS – 100.0%		$3,751,375

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 95

Schedules of Investments

Royce Financial Services Fund

	SHARES	VALUE
COMMON STOCKS – 85.9%

Capital Markets - 48.3%
Affiliated Managers Group [2]	1,900	$192,755
AGF Management Cl. B	9,600	186,237
AllianceBernstein Holding L.P.	9,600	186,624
†Apollo Global Management Cl. A	11,700	201,240
Artio Global Investors Cl. A	5,000	56,500
Ashmore Group	70,000	447,401
Azimut Holding	10,675	99,551
Bank Sarasin & Co. Cl. B	3,085	122,170
Banque Privee Edmond de Rothschild	3	84,746
Cohen & Steers	10,500	348,075
Cowen Group Cl. A [2]	60,000	225,600
†Diamond Hill Investment Group	2,500	203,225
Edelman Financial Group (The)	18,200	143,598
Egyptian Financial Group-Hermes Holding [2]	25,500	85,860
FBR & Company [2]	29,000	98,600
Federated Investors Cl. B	6,400	152,576
GAM Holding	3,300	54,148
GAMCO Investors Cl. A	3,300	152,757
GFI Group	10,300	47,277
Gleacher & Company [2]	14,000	28,560
GMP Capital	6,000	79,569
HQ [2]	7,200	7,855
Invesco	10,425	243,945
Investec	8,500	68,828
IOOF Holdings	11,528	81,952
Janus Capital Group	10,700	101,008
Jefferies Group	5,900	120,360
Jupiter Fund Management	56,200	228,022
KBW	4,500	84,150
KKR & Co. L.P.	11,000	179,520
Lazard Cl. A	5,000	185,500
MF Global Holdings [2]	16,000	123,840
Mirae Asset Securities	1,081	45,579
Mizuho Securities [2]	10,800	26,025
MVC Capital	3,800	50,274
Northern Trust	6,500	298,740
Numis Corporation	28,000	43,146
Och-Ziff Capital Management Group LLC Cl. A	9,000	124,830
Oppenheimer Holdings Cl. A	4,300	121,303
Partners Group Holding	1,000	176,988
Raymond James Financial	5,100	163,965
Reinet Investments [2]	5,500	99,749
Samsung Securities	1,600	119,219
SEI Investments	9,400	211,594
SHUAA Capital [2]	580,000	150,160
SPARX Group [2]	400	39,987
Sprott	43,900	336,379
Stifel Financial [2]	7,338	263,141
T. Rowe Price Group	3,400	205,156
Tokai Tokyo Financial Holdings	9,400	28,568
U.S. Global Investors Cl. A	19,700	141,840
	SHARES	VALUE
Capital Markets (continued)
UOB-Kay Hian Holdings	95,000	$125,389
Value Partners Group	430,000	369,580
Virtus Investment Partners [2]	9,000	546,300
Vontobel Holding	3,000	101,664
VZ Holding	2,600	438,733
Waddell & Reed Financial Cl. A	5,900	214,465
Westwood Holdings Group	5,300	201,930

Total (Cost $8,227,422)		9,266,753

Commercial Banks - 3.8%
Bank of N.T. Butterfield & Son [2,6]	10,871	15,220
BOK Financial	7,000	383,390
Fauquier Bankshares	2,400	29,256
First Republic Bank [2]	8,400	271,152
Peapack-Gladstone Financial	2,835	33,396

Total (Cost $741,843)		732,414

Consumer Finance - 1.5%
Credit Acceptance [2]	1,066	90,045
World Acceptance [2]	3,000	196,710

Total (Cost $146,038)		286,755

Diversified Financial Services - 3.8%
Bolsas y Mercados Espanoles	4,000	118,993
Hellenic Exchanges	10,500	74,898
Interactive Brokers Group Cl. A	12,600	197,190
MSCI Cl. A [2]	2,800	105,504
RHJ International [2]	10,000	72,085
Singapore Exchange	25,000	153,473

Total (Cost $702,920)		722,143

Insurance - 14.6%
Alleghany Corporation [2]	528	175,882
Berkley (W.R.)	7,100	230,324
Brown & Brown	2,600	66,716
E-L Financial	400	182,487
Enstar Group [2]	3,200	334,368
Erie Indemnity Cl. A	2,500	176,800
†Everest Re Group	2,200	179,850
†First American Financial	10,000	156,500
Gallagher (Arthur J.) & Co.	4,900	139,846
Hilltop Holdings [2]	5,200	45,968
Marsh & McLennan	9,300	290,067
†Platinum Underwriters Holdings	5,500	182,820
Primerica	6,400	140,608
RLI	1,100	68,112
†State Auto Financial	11,000	191,730
Validus Holdings	2,300	71,185
Willis Group Holdings	4,000	164,440

Total (Cost $2,256,689)		2,797,703

IT Services - 2.6%
MasterCard Cl. A	700	210,938

96 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
IT Services (continued)
Western Union	14,000	$280,420

Total (Cost $329,315)		491,358

Media - 1.4%
Morningstar	4,600	279,588

Total (Cost $181,189)		279,588

Metals & Mining - 0.2%
Endeavour Mining [2]	17,900	42,873

Total (Cost $106,263)		42,873

Professional Services - 0.9%
†Verisk Analytics Cl. A [2]	5,000	173,100

Total (Cost $158,907)		173,100

Real Estate Management & Development - 2.5%
Jones Lang LaSalle	2,100	198,030
Kennedy-Wilson Holdings	22,676	277,781

Total (Cost $294,827)		475,811

Software - 1.2%
Fair Isaac	7,400	223,480

Total (Cost $153,499)		223,480

Trading Companies & Distributors - 1.2%
†Air Lease Cl. A [2]	9,300	225,897

Total (Cost $241,528)		225,897

Miscellaneous [5] - 3.9%
Total (Cost $818,496)		756,274

TOTAL COMMON STOCKS
(Cost $14,358,936)		16,474,149

PREFERRED STOCK – 0.0%
Bank of N.T. Butterfield & Son 0.00% Conv. [6]
(Cost $555)	459	478

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.0%
GAMCO Investors (Debentures) 0.00% due 12/31/15
(Cost $10,560)	$10,500	7,013

VALUE
REPURCHASE AGREEMENT – 14.1%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $2,707,001 (collateralized
by obligations of various U.S. Government
Agencies, 0.45% due 7/1/11, valued at $2,776,925)
(Cost $2,707,000)	$2,707,000

TOTAL INVESTMENTS – 100.0%
(Cost $17,077,051)	19,188,640

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.0%	618

NET ASSETS – 100.0%	$19,189,258

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 97

Schedules of Investments

Royce Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 88.4%

Consumer Discretionary – 9.8%
Auto Components - 0.1%
Tianneng Power International	324,000	$145,244
Xinyi Glass Holdings	130,000	129,572

		274,816

Automobiles - 0.0%
Thor Industries	4,000	115,360

Distributors - 0.1%
Weyco Group	11,600	285,360

Diversified Consumer Services - 0.7%
Benesse Holdings	4,000	172,141
Regis Corporation	116,200	1,780,184

		1,952,325

Hotels, Restaurants & Leisure - 0.2%
Abu Dhabi National Hotels [6]	642,000	438,720

Household Durables - 1.3%
Ethan Allen Interiors	49,000	1,043,210
Hanssem	34,300	431,679
Harman International Industries	45,100	2,055,207
Hunter Douglas	5,000	244,788

		3,774,884

Internet & Catalog Retail - 0.3%
Manutan International	2,100	162,027
PetMed Express	56,000	663,600

		825,627

Media - 0.4%
Pico Far East Holdings	1,278,000	264,496
Value Line	30,000	402,300
World Wrestling Entertainment Cl. A	55,252	526,552

		1,193,348

Specialty Retail - 5.2%
American Eagle Outfitters	122,800	1,565,700
Ascena Retail Group [2]	90,342	3,076,145
Buckle (The)	65,410	2,793,007
Cato Corporation (The) Cl. A	23,710	682,848
Fielmann	3,200	355,950
†GameStop Corporation Cl. A [2]	113,200	3,019,044
Guess?	60,900	2,561,454
Le Chateau Cl. A	10,000	88,133
Lewis Group	41,000	513,153
Williams-Sonoma	5,100	186,099

		14,841,533

Textiles, Apparel & Luxury Goods - 1.5%
Barry (R.G.)	126,165	1,423,141
Marimekko	22,500	424,156
Stella International Holdings	314,000	796,339
Wolverine World Wide	39,100	1,632,425

		4,276,061

Total (Cost $26,177,349)		27,978,034

Consumer Staples – 3.5%
Beverages - 0.1%
Thai Beverage	740,000	165,845

	SHARES	VALUE
Consumer Staples (continued)
Food & Staples Retailing - 0.5%
Village Super Market Cl. A	55,929	$1,549,793

Food Products - 1.7%
China Green (Holdings)	168,000	108,455
Hormel Foods	14,800	441,188
Industrias Bachoco ADR	6,100	147,010
J&J Snack Foods	34,484	1,719,027
Lancaster Colony	27,900	1,696,878
Lindt & Spruengli	4	145,739
Sanderson Farms	5,400	258,012
Super Group	346,000	403,446

		4,919,755

Personal Products - 1.2%
Inter Parfums	27,700	637,931
Nu Skin Enterprises Cl. A	75,272	2,826,464

		3,464,395

Total (Cost $9,181,844)		10,099,788

Energy – 3.9%
Energy Equipment & Services - 2.5%
Ensco ADR	30,700	1,636,310
Ensign Energy Services	25,300	501,567
Exterran Partners L.P.	6,404	164,455
Helmerich & Payne	26,400	1,745,568
Lamprell	92,300	559,115
Lufkin Industries	7,400	636,770
Oil States International [2]	7,000	559,370
TGS-NOPEC Geophysical	18,500	518,852
Tidewater	12,600	678,006

		7,000,013

Oil, Gas & Consumable Fuels - 1.4%
Cimarex Energy	2,600	233,792
Energen Corporation	38,300	2,163,950
Golar LNG	10,700	373,323
Natural Resource Partners L.P.	37,500	1,243,875

		4,014,940

Total (Cost $7,968,737)		11,014,953

Financials – 28.1%
Capital Markets - 12.0%
Affiliated Managers Group [2]	14,800	1,501,460
AGF Management Cl. B	23,900	463,652
AllianceBernstein Holding L.P.	85,000	1,652,400
†Apollo Global Management Cl. A	151,000	2,597,200
Apollo Investment	7,300	74,533
Artio Global Investors Cl. A	98,000	1,107,400
Ashmore Group	405,000	2,588,532
Banca Generali	4,200	58,206
Bank Sarasin & Co. Cl. B	27,600	1,093,000
Close Brothers Group	18,000	223,034
Cohen & Steers	24,200	802,230
Edelman Financial Group (The)	105,000	828,450
Egyptian Financial Group-Hermes Holding [2]	106,000	356,909

98 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Epoch Holding Corporation	51,800	$924,630
Federated Investors Cl. B	181,000	4,315,040
Gluskin Sheff + Associates	9,200	179,335
GMP Capital	6,500	86,199
Invesco	47,600	1,113,840
Investec	52,200	422,687
Jupiter Fund Management	350,000	1,420,067
KKR & Co. L.P.	87,600	1,429,632
Lazard Cl. A	16,700	619,570
Och-Ziff Capital Management Group LLC Cl. A	108,100	1,499,347
Partners Group Holding	500	88,494
Raymond James Financial	7,800	250,770
SEI Investments	99,000	2,228,490
Sprott	200,000	1,532,480
U.S. Global Investors Cl. A	84,000	604,800
Value Partners Group	1,150,000	988,411
VZ Holding	1,000	168,744
Waddell & Reed Financial Cl. A	37,600	1,366,760
Westwood Holdings Group	41,173	1,568,691

		34,154,993

Commercial Banks - 2.3%
Bank of Hawaii	46,000	2,139,920
BOK Financial	38,400	2,103,168
City Holding Company	36,605	1,209,063
Fauquier Bankshares	4,400	53,636
First Republic Bank [2]	26,600	858,648
National Bankshares	2,613	65,430
Peapack-Gladstone Financial	2,205	25,975

		6,455,840

Diversified Financial Services - 0.4%
Hellenic Exchanges	45,000	320,989
Singapore Exchange	140,000	859,448

		1,180,437

Insurance - 10.7%
Allied World Assurance Company Holdings	54,100	3,115,078
Alterra Capital Holdings	47,900	1,068,170
Aspen Insurance Holdings	30,200	777,046
Berkley (W.R.)	60,500	1,962,620
Brown & Brown	13,400	343,844
Cincinnati Financial	4,700	137,146
E-L Financial	4,900	2,235,471
Endurance Specialty Holdings	17,200	710,876
Erie Indemnity Cl. A	17,000	1,202,240
Fidelity National Financial Cl. A	20,000	314,800
First American Financial	33,200	519,580
Harleysville Group	58,300	1,817,211
HCC Insurance Holdings	43,600	1,373,400
Marsh & McLennan	85,900	2,679,221
Montpelier Re Holdings	37,000	666,000
Old Republic International	147,400	1,731,950
PartnerRe	6,400	440,640
Reinsurance Group of America	50,580	3,078,299
	SHARES	VALUE
Financials (continued)
Insurance (continued)
StanCorp Financial Group	38,400	$1,620,096
Transatlantic Holdings	21,600	1,058,616
United Fire & Casualty	11,900	206,703
Validus Holdings	12,537	388,020
Willis Group Holdings	72,500	2,980,475

		30,427,502

Real Estate Investment Trusts (REITs) - 2.4%
Colony Financial	133,700	2,415,959
CommonWealth REIT	6,250	161,500
Cousins Properties	40,010	341,685
DCT Industrial Trust	98,400	514,632
Essex Property Trust	8,000	1,082,320
Lexington Realty Trust	58,706	535,986
National Health Investors	38,700	1,719,441

		6,771,523

Real Estate Management & Development - 0.2%
Kennedy-Wilson Holdings	48,600	595,350

Thrifts & Mortgage Finance - 0.1%
Capitol Federal Financial	27,000	317,520

Total (Cost $74,866,053)		79,903,165

Health Care – 4.3%
Health Care Equipment & Supplies - 0.6%
Atrion Corporation	7,400	1,463,720
Carl Zeiss Meditec	9,500	211,602

		1,675,322

Health Care Providers & Services - 3.2%
Chemed Corporation	27,000	1,769,040
Landauer	41,100	2,531,349
†MEDNAX [2]	27,100	1,956,349
OdontoPrev	12,800	213,245
Owens & Minor	79,400	2,738,506

		9,208,489

Life Sciences Tools & Services - 0.2%
Pharmaceutical Product Development	22,700	609,268

Pharmaceuticals - 0.3%
Adcock Ingram Holdings	48,900	429,653
Boiron	1,500	67,041
Hikma Pharmaceuticals	11,000	134,179
Recordati	20,000	219,994

		850,867

Total (Cost $11,012,609)		12,343,946

Industrials – 21.1%
Aerospace & Defense - 0.8%
American Science & Engineering	5,300	424,000
Cubic Corporation	14,800	754,652
Ducommun	6,600	135,762
HEICO Corporation Cl. A	23,125	919,450

		2,233,864

Air Freight & Logistics - 1.2%
Forward Air	88,000	2,973,520
Pacer International [2]	8,000	37,760

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 99

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE
Industrials (continued)
Air Freight & Logistics (continued)
UTi Worldwide	16,700	$328,823

		3,340,103

Building Products - 0.9%
AAON	35,850	782,964
American Woodmark	3,700	64,084
Geberit	1,000	236,941
Insteel Industries	72,000	902,880
TOTO	74,000	575,438
WaterFurnace Renewable Energy	6,000	138,110

		2,700,417

Commercial Services & Supplies - 2.1%
Brink’s Company (The)	56,700	1,691,361
CompX International Cl. A	25,800	340,044
Interface Cl. A	8,000	154,960
Mine Safety Appliances	35,000	1,306,900
Ritchie Bros. Auctioneers	63,000	1,731,870
Societe BIC	6,600	637,835
US Ecology	7,700	131,670

		5,994,640

Construction & Engineering - 0.3%
Jacobs Engineering Group [2]	12,000	519,000
Raubex Group	135,000	321,956

		840,956

Electrical Equipment - 2.5%
AZZ	51,600	2,363,280
Brady Corporation Cl. A	24,300	779,058
Franklin Electric	6,000	281,700
Hubbell Cl. B	26,600	1,727,670
LSI Industries	33,200	263,608
Preformed Line Products	13,100	932,458
Regal-Beloit	11,400	761,178

		7,108,952

Industrial Conglomerates - 0.2%
Raven Industries	9,600	534,816

Machinery - 8.7%
Burckhardt Compression Holding	1,600	488,233
CLARCOR	41,200	1,947,936
Donaldson Company	22,700	1,377,436
Flowserve Corporation	7,900	868,131
†Foster (L.B.) Company Cl. A	70,200	2,310,282
Gardner Denver	10,000	840,500
Graco	24,500	1,241,170
Kaydon Corporation	45,500	1,698,060
Kennametal	70,500	2,975,805
Lincoln Electric Holdings	12,400	444,540
Lindsay Corporation	22,700	1,561,760
Met-Pro Corporation	62,000	705,560
Nordson Corporation	15,400	844,690
Pall Corporation	9,900	556,677
Pfeiffer Vacuum Technology	13,500	1,692,786
Rational	1,000	263,549
Semperit AG Holding	12,000	598,560
Spirax-Sarco Engineering	36,500	1,172,256
Tennant Company	18,400	734,712
	SHARES	VALUE
Industrials (continued)
Machinery (continued)
Valmont Industries	26,000	$2,506,140

		24,828,783

Professional Services - 1.7%
Corporate Executive Board	3,900	170,235
Kelly Services Cl. A [2]	39,200	646,800
ManpowerGroup	35,000	1,877,750
Michael Page International	36,000	309,130
Towers Watson & Company Cl. A	29,900	1,964,729

		4,968,644

Road & Rail - 1.8%
Arkansas Best	99,200	2,354,016
Landstar System	60,300	2,802,744

		5,156,760

Trading Companies & Distributors - 0.6%
Applied Industrial Technologies	27,806	990,172
Grainger (W.W.)	400	61,460
Houston Wire & Cable	37,700	586,235

		1,637,867

Transportation Infrastructure - 0.3%
Grupo Aeroportuario del Centro Norte ADR	14,600	253,310
Grupo Aeroportuario del Pacifico ADR	11,500	471,040

		724,350

Total (Cost $51,333,993)		60,070,152

Information Technology – 6.9%
Communications Equipment - 0.3%
ADTRAN	3,300	127,743
Plantronics	5,566	203,326
Tellabs	84,500	389,545

		720,614

Computers & Peripherals - 0.1%
Diebold	13,800	427,938

Electronic Equipment, Instruments & Components - 4.9%
Amphenol Corporation Cl. A	27,100	1,463,129
AVX Corporation	80,500	1,226,820
Cognex Corporation	67,000	2,373,810
DDi Corporation	140,446	1,339,855
Domino Printing Sciences	36,000	394,058
Electro Rent	15,900	272,208
†FLIR Systems	53,200	1,793,372
†Littelfuse	40,183	2,359,546
Molex	48,000	1,236,960
MTS Systems	3,500	146,405
National Instruments	42,900	1,273,701
Vaisala Cl. A	3,300	106,902

		13,986,766

IT Services - 1.4%
CoreLogic [2]	9,300	155,403
Jack Henry & Associates	9,700	291,097
MAXIMUS	21,915	1,813,028
Total System Services	90,100	1,674,058

		3,933,586

100 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 0.2%
Aixtron ADR	15,000	$511,800

Total (Cost $16,655,332)		19,580,704

Materials – 7.5%
Chemicals - 2.0%
Balchem Corporation	27,450	1,201,761
Cabot Corporation	11,500	458,505
Chemspec International ADR [2]	12,000	86,400
Quaker Chemical	54,100	2,326,841
Stepan Company	17,800	1,262,020
Victrex	7,500	180,560
Westlake Chemical	5,300	275,070

		5,791,157

Containers & Packaging - 1.3%
AptarGroup	17,000	889,780
Greif Cl. A	44,100	2,867,823

		3,757,603

Metals & Mining - 4.1%
Allegheny Technologies	13,000	825,110
Aquarius Platinum	81,500	415,994
Carpenter Technology	16,000	922,880
Commercial Metals	18,700	268,345
Compass Minerals International	11,100	955,377
Endeavour Mining [2]	90,000	215,563
Fresnillo	18,000	405,709
Kingsgate Consolidated	33,000	284,114
Nucor Corporation	63,300	2,609,226
Reliance Steel & Aluminum	15,000	744,750
Schnitzer Steel Industries Cl. A	12,400	714,240
Sims Metal Management ADR	31,000	588,690
Steel Dynamics	21,000	341,250
Worthington Industries	101,800	2,351,580

		11,642,828

Paper & Forest Products - 0.1%
China Forestry Holdings [2,6]	920,000	174,383
Duratex	16,489	139,570

		313,953

Total (Cost $18,766,336)		21,505,541

Telecommunication Services – 0.1%
Diversified Telecommunication Services - 0.1%
Citic Telecom International Holdings	551,000	151,172

Total (Cost $163,939)		151,172

Utilities – 0.0%
Electric Utilities - 0.0%
Northeast Utilities	4,100	144,197

Total (Cost $90,469)		144,197

Miscellaneous [5] – 3.2%
Total (Cost $9,102,227)		9,014,698

	SHARES	VALUE

TOTAL COMMON STOCKS
(Cost $225,318,888)		$251,806,350

PREFERRED STOCK – 0.0%
Bank of N.T. Butterfield & Son 0.00%
Conv. [6]
(Cost $422)	350	364

REPURCHASE AGREEMENT – 10.9%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $30,997,009 (collateralized
by obligations of various U.S. Government
Agencies, due 8/15/11, valued at $31,774,105)
(Cost $30,997,000)		30,997,000

TOTAL INVESTMENTS – 99.3%
(Cost $256,316,310)		282,803,714

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.7%		1,939,952

NET ASSETS – 100.0%		$284,743,666

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 101

Schedules of Investments

Royce SMid-Cap Value Fund

	SHARES	VALUE
COMMON STOCKS – 85.2%

Consumer Discretionary – 9.1%
Auto Components - 2.3%
Autoliv	4,000	$313,800

Automobiles - 1.9%
Thor Industries	9,200	265,328

Multiline Retail - 0.3%
Dollar Tree [2]	600	39,972

Specialty Retail - 4.6%
Ascena Retail Group [2]	6,100	207,705
GameStop Corporation Cl. A [2]	16,100	429,387

		637,092

Total (Cost $1,155,550)		1,256,192

Consumer Staples – 0.6%
Food Products - 0.6%
Sanderson Farms	1,700	81,226

Total (Cost $90,213)		81,226

Energy – 6.6%
Energy Equipment & Services - 6.6%
Ensco ADR	2,610	139,113
Helmerich & Payne	1,400	92,568
Pason Systems	9,400	141,714
Trican Well Service	18,000	422,914
Unit Corporation [2]	1,900	115,767

Total (Cost $798,506)		912,076

Financials – 11.0%
Capital Markets - 9.9%
Affiliated Managers Group [2]	3,000	304,350
Ashmore Group	56,800	363,034
Federated Investors Cl. B	5,700	135,888
Partners Group Holding	500	88,494
†Sprott	23,000	176,235
Value Partners Group	350,000	300,821

		1,368,822

Commercial Banks - 0.5%
Comerica	2,100	72,597

Insurance - 0.6%
PartnerRe	1,300	89,505

Total (Cost $1,466,346)		1,530,924

Health Care – 3.2%
Biotechnology - 2.2%
†Myriad Genetics [2]	13,100	297,501

Health Care Providers & Services - 0.5%
Schein (Henry) [2]	1,000	71,590

Life Sciences Tools & Services - 0.5%
PerkinElmer	2,680	72,119

Total (Cost $446,122)		441,210

	SHARES	VALUE
Industrials – 9.7%
Aerospace & Defense - 1.4%
Rockwell Collins	650	$40,098
Teledyne Technologies [2]	3,000	151,080

		191,178

Construction & Engineering - 0.7%
Jacobs Engineering Group [2]	2,400	103,800

Electrical Equipment - 2.4%
Hubbell Cl. B	2,900	188,355
Thomas & Betts [2]	2,600	140,010

		328,365

Machinery - 4.8%
Kennametal	3,400	143,514
Lincoln Electric Holdings	3,600	129,060
Semperit AG Holding	8,000	399,040

		671,614

Marine - 0.4%
Kirby Corporation [2]	900	51,003

Total (Cost $1,252,744)		1,345,960

Information Technology – 24.6%
Computers & Peripherals - 3.3%
Western Digital [2]	12,500	454,750

Electronic Equipment, Instruments & Components - 5.0%
Arrow Electronics [2]	6,200	257,300
†Avnet [2]	3,100	98,828
AVX Corporation	9,600	146,304
†Molex	7,467	192,424

		694,856

Semiconductors & Semiconductor Equipment - 16.3%
Aixtron ADR	5,000	170,600
Analog Devices	11,000	430,540
Cabot Microelectronics [2]	1,500	69,705
†FEI Company [2]	8,500	324,615
International Rectifier [2]	12,142	339,612
Lam Research [2]	6,700	296,676
Teradyne [2]	29,050	429,940
Varian Semiconductor Equipment Associates [2]	850	52,224
†Veeco Instruments [2]	3,100	150,071

		2,263,983

Total (Cost $3,340,325)		3,413,589

Materials – 20.4%
Chemicals - 4.9%
†LSB Industries [2]	6,400	274,688
†Westlake Chemical	7,900	410,010

		684,698

Metals & Mining - 14.9%
Allied Nevada Gold [2]	14,000	495,180
Centamin Egypt [2]	51,200	102,989
†Globe Specialty Metals	8,700	195,054
Hochschild Mining	15,000	110,789
Pan American Silver	10,500	324,345
Reliance Steel & Aluminum	6,400	317,760

102 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Focus Value Fund

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Schnitzer Steel Industries Cl. A	1,900	$109,440
Seabridge Gold [2]	9,700	273,637
Silver Standard Resources [2]	5,400	144,126

		2,073,320

Paper & Forest Products - 0.6%
†Stella-Jones	2,025	77,729

Total (Cost $2,757,895)		2,835,747

TOTAL COMMON STOCKS
(Cost $11,307,701)		11,816,924

REPURCHASE AGREEMENT – 15.2%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $2,110,001 (collateralized
by obligations of various U.S. Government
Agencies, 0.45% due 7/1/11, valued at $2,165,400)
(Cost $2,110,000)		2,110,000

TOTAL INVESTMENTS – 100.4%
(Cost $13,417,701)		13,926,924

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.4)%		(48,713)

NET ASSETS – 100.0%		$13,878,211

	SHARES	VALUE
COMMON STOCKS – 95.6%

Consumer Discretionary – 6.3%
Automobiles - 1.6%
Thor Industries	5,500	$158,620

Specialty Retail - 4.7%
Buckle (The)	3,500	149,450
GameStop Corporation Cl. A [2]	11,500	306,705

		456,155

Total (Cost $559,846)		614,775

Consumer Staples – 4.2%
Food Products - 4.2%
Cal-Maine Foods	5,000	159,800
Industrias Bachoco ADR	4,500	108,450
Sanderson Farms	3,000	143,340

Total (Cost $349,182)		411,590

Diversified Investment Companies – 0.9%
Exchange Traded Funds - 0.9%
ProShares UltraShort 20+ Year Treasury [2]	2,500	86,275

Total (Cost $76,975)		86,275

Energy – 12.3%
Energy Equipment & Services - 10.1%
Ensco ADR	5,000	266,500
Helmerich & Payne	3,500	231,420
Pason Systems	5,500	82,918
Trican Well Service	12,000	281,943
Unit Corporation [2]	2,000	121,860

		984,641

Oil, Gas & Consumable Fuels - 2.2%
Exxon Mobil	2,700	219,726

Total (Cost $795,173)		1,204,367

Financials – 19.5%
Capital Markets - 14.7%
Affiliated Managers Group [2]	2,000	202,900
Ashmore Group	30,000	191,743
Franklin Resources	2,500	328,225
INTL FCStone [2]	4,000	96,840
Knight Capital Group Cl. A [2]	8,000	88,160
Partners Group Holding	700	123,892
U.S. Global Investors Cl. A	20,000	144,000
Value Partners Group	300,000	257,846

		1,433,606

Diversified Financial Services - 0.6%
PICO Holdings [2]	2,000	58,000

Insurance - 3.2%
Berkshire Hathaway Cl. B [2]	4,000	309,560

Real Estate Management & Development - 1.0%
Kennedy-Wilson Holdings	8,000	98,000

Total (Cost $1,509,071)		1,899,166

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 103

Schedules of Investments

Royce Focus Value Fund (continued)

	SHARES	VALUE
Health Care – 0.9%
Biotechnology - 0.9%
†Myriad Genetics [2]	4,000	$90,840

Total (Cost $100,457)		90,840

Industrials – 3.9%
Building Products - 0.7%
WaterFurnace Renewable Energy	3,000	69,055

Construction & Engineering - 1.8%
Jacobs Engineering Group [2]	4,000	173,000

Road & Rail - 1.4%
Patriot Transportation Holding [2]	6,000	134,220

Total (Cost $385,982)		376,275

Information Technology – 18.6%
Computers & Peripherals - 4.4%
SanDisk Corporation [2]	3,000	124,500
Western Digital [2]	8,500	309,230

		433,730

Semiconductors & Semiconductor Equipment - 9.8%
Aixtron ADR	3,500	119,420
Analog Devices	7,000	273,980
†MKS Instruments	8,000	211,360
Teradyne [2]	15,000	222,000
†Veeco Instruments [2]	2,600	125,866

		952,626

Software - 4.4%
CA	7,500	171,300
Microsoft Corporation	10,000	260,000

		431,300

Total (Cost $1,699,391)		1,817,656

Materials – 29.0%
Chemicals - 6.7%
†LSB Industries [2]	5,000	214,600
Mosaic Company (The)	3,600	243,828
†Westlake Chemical	3,700	192,030

		650,458

Metals & Mining - 22.3%
Allied Nevada Gold [2]	9,000	318,330
Centamin Egypt [2]	70,000	140,806
Fresnillo	5,000	112,697
†Globe Specialty Metals	6,000	134,520
Horsehead Holding Corporation [2]	10,000	133,200
Major Drilling Group International	12,500	162,657
Newmont Mining	3,500	188,895
Nucor Corporation	2,000	82,440
Pan American Silver	8,000	247,120
Reliance Steel & Aluminum	4,000	198,600
Schnitzer Steel Industries Cl. A	4,000	230,400
Seabridge Gold [2]	8,000	225,680

		2,175,345

Total (Cost $2,321,519)		2,825,803

VALUE
TOTAL COMMON STOCKS
(Cost $7,797,596)	$9,326,747

REPURCHASE AGREEMENT – 4.0%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $387,000 (collateralized
by obligations of various U.S. Government
Agencies, due 8/15/11, valued at $399,800)
(Cost $ 387,000)	387,000

TOTAL INVESTMENTS – 99.6%
(Cost $8,184,596)	9,713,747

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.4%	38,354

NET ASSETS – 100.0%	$9,752,101

104 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Partners Fund

	SHARES	VALUE
COMMON STOCKS – 87.9%

Consumer Discretionary – 8.9%
Automobiles - 2.2%
Toyota Motor ADR	500	$41,210

Household Durables - 4.8%
Hunter Douglas	400	19,583
NVR [2]	100	72,548

		92,131

Media - 1.9%
Morningstar	600	36,468

Total (Cost $137,096)		169,809

Diversified Investment Companies – 4.1%
Exchange Traded Funds - 4.1%
ProShares UltraShort 20+ Year
Treasury [2]	2,300	79,373

Total (Cost $98,823)		79,373

Energy – 2.7%
Energy Equipment & Services - 2.7%
Ensco ADR	500	26,650
Schlumberger	300	25,920

Total (Cost $40,805)		52,570

Financials – 30.0%
Capital Markets - 24.2%
AllianceBernstein Holding L.P.	1,700	33,048
Ashmore Group	6,500	41,544
Bank of New York Mellon (The)	1,400	35,868
Bank Sarasin & Co. Cl. B	514	20,355
†Citadel Capital [2]	16,000	15,149
Cohen & Steers	1,200	39,780
Egyptian Financial Group-Hermes Holding	3,500	11,785
Jupiter Fund Management	7,200	29,213
Northern Trust	900	41,364
SEI Investments	1,500	33,765
†SHUAA Capital [2]	100,000	25,890
State Street	900	40,581
Value Partners Group	110,000	94,543

		462,885

Insurance - 5.8%
Alleghany Corporation [2]	102	33,978
†E-L Financial	60	27,373
Marsh & McLennan	1,600	49,904

		111,255

Total (Cost $509,962)		574,140

Health Care – 0.6%
Pharmaceuticals - 0.6%
Adcock Ingram Holdings	1,300	11,422

Total (Cost $11,114)		11,422

	SHARES	VALUE
Industrials – 27.6%
Air Freight & Logistics - 1.3%
Expeditors International of Washington	500	$25,595

Building Products - 1.0%
†Ameresco Cl. A [2]	1,300	18,434

Commercial Services & Supplies - 3.6%
Brink’s Company (The)	1,100	32,813
Ritchie Bros. Auctioneers	1,300	35,737

		68,550

Construction & Engineering - 4.2%
EMCOR Group [2]	1,000	29,310
Fluor Corporation	800	51,728

		81,038

Electrical Equipment - 1.6%
GrafTech International [2]	1,500	30,405

Machinery - 8.8%
†Foster (L.B.) Company Cl. A	800	26,328
Graco	600	30,396
Spirax-Sarco Engineering	800	25,693
Valmont Industries	900	86,751

		169,168

Professional Services - 2.8%
ManpowerGroup	400	21,460
†Verisk Analytics Cl. A [2]	900	31,158

		52,618

Road & Rail - 3.3%
Landstar System	800	37,184
Patriot Transportation Holding [2]	1,200	26,844

		64,028

Trading Companies & Distributors - 1.0%
†Air Lease Cl. A [2]	800	19,432

Total (Cost $435,016)		529,268

Information Technology – 11.8%
Electronic Equipment, Instruments & Components - 5.7%
Amphenol Corporation Cl. A	300	16,197
Corning	800	14,520
†IPG Photonics [2]	1,100	79,981

		110,698

IT Services - 5.4%
MasterCard Cl. A	100	30,134
†ServiceSource International [2]	1,400	31,108
Western Union	2,100	42,063

		103,305

Software - 0.7%
Microsoft Corporation	500	13,000

Total (Cost $161,381)		227,003

Materials – 2.2%
Metals & Mining - 2.2%
Nucor Corporation	1,000	41,220

Total (Cost $39,862)		41,220

TOTAL COMMON STOCKS
(Cost $1,434,059)		1,684,805

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 105

Schedules of Investments

Royce Partners Fund (continued)	Royce Mid-Cap Fund

VALUE
REPURCHASE AGREEMENT – 12.8%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $246,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.45% due 7/1/11, valued at $255,638)
(Cost $246,000)	$246,000

TOTAL INVESTMENTS – 100.7%
(Cost $1,680,059)	1,930,805

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.7)%	(13,953)

NET ASSETS – 100.0%	$1,916,852

	SHARES	VALUE
COMMON STOCKS – 92.5%

Consumer Discretionary – 15.0%
Auto Components - 2.7%
Autoliv	2,150	$168,667

Household Durables - 1.0%
Toll Brothers [2]	3,050	63,257

Leisure Equipment & Products - 1.4%
Hasbro	2,100	92,253

Multiline Retail - 2.3%
Dollar Tree [2]	2,150	143,233

Specialty Retail - 6.3%
American Eagle Outfitters	5,450	69,488
†Chico’s FAS	7,200	109,656
GameStop Corporation Cl. A [2]	5,800	154,686
Staples	4,200	66,360

		400,190

Textiles, Apparel & Luxury Goods - 1.3%
†Warnaco Group (The) [2]	1,600	83,600

Total (Cost $832,925)		951,200

Consumer Staples – 2.5%
Food & Staples Retailing - 1.0%
†FamilyMart	1,750	64,326

Food Products - 1.5%
J.M. Smucker Company (The)	1,200	91,728

Total (Cost $137,570)		156,054

Energy – 13.6%
Energy Equipment & Services - 8.0%
Ensco ADR	3,500	186,550
Helmerich & Payne	2,100	138,852
Trican Well Service	7,600	178,564

		503,966

Oil, Gas & Consumable Fuels - 5.6%
†Alpha Natural Resources [2]	2,800	127,232
†Nexen	5,100	114,750
QEP Resources	2,700	112,941

		354,923

Total (Cost $780,815)		858,889

Financials – 9.2%
Capital Markets - 8.2%
†Affiliated Managers Group [2]	700	71,015
Ashmore Group	20,000	127,829
Partners Group Holding	300	53,096
T. Rowe Price Group	1,300	78,442
TD AMERITRADE Holding Corporation	5,500	107,305
Value Partners Group	100,400	86,293

		523,980

Insurance - 1.0%
PartnerRe	900	61,965

Total (Cost $551,172)		585,945

106 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Health Care – 9.1%
Biotechnology - 5.0%
Biogen Idec [2]	1,600	$171,072
†Cubist Pharmaceuticals [2]	1,800	64,782
Myriad Genetics [2]	3,700	84,027

		319,881

Health Care Equipment & Supplies - 1.9%
C.R. Bard	650	71,409
Teleflex	750	45,795

		117,204

Pharmaceuticals - 2.2%
†Santen Pharmaceutical	1,400	56,911
†UCB	1,800	80,881

		137,792

Total (Cost $435,861)		574,877

Industrials – 9.3%
Aerospace & Defense - 2.1%
Goodrich Corporation	530	50,615
Rockwell Collins	1,400	86,366

		136,981

Commercial Services & Supplies - 1.6%
Cintas Corporation	3,000	99,090

Construction & Engineering - 1.3%
Jacobs Engineering Group [2]	1,900	82,175

Electrical Equipment - 1.8%
Regal-Beloit	1,700	113,509

Machinery - 2.5%
Flowserve Corporation	1,000	109,890
Stanley Black & Decker	700	50,435

		160,325

Total (Cost $533,787)		592,080

Information Technology – 18.8%
Computers & Peripherals - 4.7%
SanDisk Corporation [2]	2,450	101,675
Western Digital [2]	5,400	196,452

		298,127

Electronic Equipment, Instruments & Components - 0.7%
FLIR Systems	1,200	40,452

IT Services - 1.0%
TeleTech Holdings [2]	2,900	61,132

Semiconductors & Semiconductor Equipment - 10.0%
Analog Devices	5,250	205,485
†Lam Research [2]	2,100	92,988
LSI Corporation [2]	27,450	195,444
†Teradyne [2]	9,500	140,600

		634,517

Software - 2.4%
CA	6,750	154,170

Total (Cost $1,131,111)		1,188,398

Materials – 14.5%
Chemicals - 1.4%
Agrium	1,000	87,760

	SHARES	VALUE
Materials (continued)
Containers & Packaging - 1.4%
Greif Cl. A	1,400	$91,042

Metals & Mining - 11.7%
Agnico-Eagle Mines	1,500	94,695
Allegheny Technologies	3,000	190,410
Allied Nevada Gold [2]	4,750	168,008
IAMGOLD Corporation	4,400	82,544
Pan American Silver	2,650	81,858
Reliance Steel & Aluminum	2,500	124,125

		741,640

Total (Cost $819,140)		920,442

Miscellaneous [5] – 0.5%
Total (Cost $42,263)		33,190

TOTAL COMMON STOCKS
(Cost $5,264,644)		5,861,075

REPURCHASE AGREEMENT – 6.8%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $429,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.32% due 11/30/11, valued at $440,000)
(Cost $429,000)		429,000

TOTAL INVESTMENTS – 99.3%
(Cost $5,693,644)		6,290,075

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.7%		46,178

NET ASSETS – 100.0%		$6,336,253

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 107

Schedules of Investments

Royce Special Equity Multi-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 97.4%

Consumer Discretionary – 30.6%
Distributors - 3.1%
†Genuine Parts	6,025	$327,760

Leisure Equipment & Products - 3.1%
†Mattel	11,785	323,970

Multiline Retail - 5.8%
†Kohl’s Corporation	6,200	310,062
†Nordstrom	6,200	291,028

		601,090

Specialty Retail - 14.7%
†Bed Bath & Beyond [2]	6,850	399,835
†Gap (The)	12,500	226,250
†Home Depot (The)	8,525	308,775
†Limited Brands	8,300	319,135
†Staples	17,900	282,820

		1,536,815

Textiles, Apparel & Luxury Goods - 3.9%
†VF Corporation	3,765	408,728

Total (Cost $3,172,561)		3,198,363

Consumer Staples – 11.3%
Food & Staples Retailing - 2.0%
†Walgreen Company	4,950	210,177

Food Products - 3.1%
†Hershey Company	1,275	72,484
†Hormel Foods	8,405	250,553

		323,037

Household Products - 6.2%
†Church & Dwight	5,990	242,835
†Colgate-Palmolive	2,340	204,539
†Kimberly-Clark	3,040	202,342

		649,716

Total (Cost $1,119,970)		1,182,930

Energy – 1.5%
Oil, Gas & Consumable Fuels - 1.5%
†Occidental Petroleum	1,500	156,060

Total (Cost $148,927)		156,060

Health Care – 13.4%
Health Care Equipment & Supplies - 7.1%
†C.R. Bard	2,150	236,199
†Medtronic	6,300	242,739
†Stryker Corporation	4,420	259,410

		738,348

Health Care Providers & Services - 3.2%
†Quest Diagnostics	5,250	310,275
†Schein (Henry) [2]	410	29,352

		339,627

	SHARES	VALUE
Health Care (continued)
Pharmaceuticals - 3.1%
†Johnson & Johnson	4,945	$328,941

Total (Cost $1,360,044)		1,406,916

Industrials – 14.7%
Aerospace & Defense - 5.8%
†Raytheon Company	6,500	324,025
†United Technologies	3,210	284,117

		608,142

Industrial Conglomerates - 2.4%
†3M	2,590	245,662

Machinery - 4.1%
†Dover Corporation	3,535	239,673
†Illinois Tool Works	3,425	193,478

		433,151

Trading Companies & Distributors - 2.4%
†Grainger (W.W.)	1,600	245,840

Total (Cost $1,472,364)		1,532,795

Information Technology – 25.9%
Communications Equipment - 3.3%
†Cisco Systems	21,900	341,859

Electronic Equipment, Instruments & Components - 3.0%
†Molex Cl. A	14,495	311,353

IT Services - 3.2%
†Automatic Data Processing	2,720	143,290
†International Business Machines	1,115	191,278

		334,568

Semiconductors & Semiconductor Equipment - 12.5%
†Analog Devices	8,200	320,948
†Applied Materials	23,500	305,735
†Intel Corporation	16,300	361,208
†Texas Instruments	9,850	323,375

		1,311,266

Software - 3.9%
†Microsoft Corporation	15,900	413,400

Total (Cost $2,789,234)		2,712,446

TOTAL COMMON STOCKS
(Cost $10,063,100)		10,189,510

TOTAL INVESTMENTS – 97.4%
(Cost $10,063,100)		10,189,510

CASH AND OTHER ASSETS
LESS LIABILITIES – 2.6%		271,622

NET ASSETS – 100.0%		$10,461,132

108 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

†	New additions in 2011.
[1]	All or a portion of these securities were on loan at June 30, 2011.
[2]	Non-income producing.
[3]
At June 30, 2011, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2011 and less than 1% of net assets.
[6]
Securities for which market quotations are not readily available represent 0.1%, 0.1%, 0.1%, 0.1%, 0.1% and 0.2% of net assets for Royce Micro-Cap Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Financial Services Fund and Royce Dividend Value Fund, respectively. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2011, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 109

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$5,949,021,039	$1,287,130,055	$4,705,099,055	$4,166,203,897
Affiliated Companies	189,279,233	67,949,191	2,118,783,120	479,975,009
Repurchase agreements (at cost and value)	475,211,000	161,519,000	957,530,000	491,934,000
Cash and foreign currency	–	1,273	208	99,038
Receivable for investments sold	41,500,388	3,784,393	34,333,242	15,934,075
Receivable for capital shares sold	7,123,224	2,803,788	15,287,932	87,275,338
Receivable for dividends and interest	3,090,311	1,606,899	4,200,917	1,918,142
Prepaid expenses and other assets	1,749,516	5,576	27,255	17,512

Total Assets	6,666,974,711	1,524,800,175	7,835,261,729	5,243,357,011

LIABILITIES:
Payable for collateral on loaned securities	48,430,322	12,185,618	163,464,780	72,532,764
Payable for investments purchased	8,547,395	5,980,440	12,289,643	13,579,535
Payable for capital shares redeemed	17,427,048	7,043,364	9,443,050	85,581,432
Payable to custodian for overdrawn balance	24,409	–	–	–
Payable for investment advisory fees	3,948,045	1,568,949	5,667,951	4,508,644
Accrued expenses	1,594,959	450,591	1,129,540	2,090,956

Total Liabilities	79,972,178	27,228,962	191,994,964	178,293,331

Net Assets	$6,587,002,533	$1,497,571,213	$7,643,266,765	$5,065,063,680

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,824,207,615	$1,139,947,730	$4,720,063,263	$3,489,723,371
Undistributed net investment income (loss)	(9,975,971)	(30,181,167)	(16,048,739)	(49,568,732)
Accumulated net realized gain (loss) on investments and foreign currency	141,707,775	88,060,464	421,699,231	185,069,120
Net unrealized appreciation (depreciation) on investments and foreign currency	1,631,063,114	299,744,186	2,517,553,010	1,439,839,921

Net Assets	$6,587,002,533	$1,497,571,213	$7,643,266,765	$5,065,063,680

Investment Class	$5,085,548,419	$1,164,849,742	$5,254,872,590	$343,458,299
Service Class	518,085,665	159,576,314	698,384,334	3,387,679,102
Consultant Class	825,031,448	173,145,157	73,684,817
Institutional Class	134,070,705		934,776,356	1,319,648,772
W Class			649,931,044
R Class	19,963,760		21,698,428	5,706,823
K Class	4,302,536		9,919,196	8,570,684

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	407,401,785	64,413,439	237,185,475	18,141,156
Service Class	41,572,508	8,902,748	31,996,900	179,639,356
Consultant Class	72,918,163	10,621,448	3,614,858
Institutional Class	10,737,003		41,874,470	69,609,153
W Class			29,247,651
R Class	1,635,828		1,003,652	306,616
K Class	381,345		872,246	709,823

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$12.48	$18.08	$22.16	$18.93
Service Class [1]	12.46	17.92	21.83	18.86
Consultant Class [2]	11.31	16.30	20.38
Institutional Class [3]	12.49		22.32	18.96
W Class [3]			22.22
R Class [3]	12.20		21.62	18.61
K Class [3]	11.28		11.37	12.07

Investments at identified cost	$4,507,245,799	$1,055,379,335	$4,306,460,017	$3,206,356,305
Market value of loaned securities	47,528,493	11,735,869	162,101,003	71,672,860

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

110 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$4,583,722,825	$305,195,628	$2,043,045,354	$1,784,478,121
Affiliated Companies	145,784,360	–	86,359,104	556,658,010
Repurchase agreements (at cost and value)	347,107,000	11,370,000	118,146,000	188,653,000
Cash and foreign currency	205,368	18,218	4	45,446
Receivable for investments sold	3,403,506	1,017	7,032,796	22,266,175
Receivable for capital shares sold	5,714,268	773,505	5,281,418	7,130,710
Receivable for dividends and interest	5,629,834	214,628	623,374	1,328,663
Prepaid expenses and other assets	20,470	1,095	9,014	7,571

Total Assets	5,091,587,631	317,574,091	2,260,497,064	2,560,567,696

LIABILITIES:
Payable for collateral on loaned securities	26,734,043	1,937,342	98,387,715	12,014,544
Payable for investments purchased	8,313,827	871,529	5,413,914	4,138,010
Payable for capital shares redeemed	5,992,499	680,616	3,651,574	6,354,078
Payable for investment advisory fees	3,885,401	250,511	1,722,651	2,000,245
Accrued expenses	1,092,098	138,729	307,679	371,143

Total Liabilities	46,017,868	3,878,727	109,483,533	24,878,020

Net Assets	$5,045,569,763	$313,695,364	$2,151,013,531	$2,535,689,676

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,671,219,669	$232,369,300	$1,917,246,386	$1,961,878,294
Undistributed net investment income (loss)	4,522,623	(834,192)	(5,663,001)	7,919,977
Accumulated net realized gain (loss) on investments and foreign currency	15,192,547	17,006,662	(11,343,763)	66,618,739
Net unrealized appreciation (depreciation) on investments and foreign currency	1,354,634,924	65,153,594	250,773,909	499,272,666

Net Assets	$5,045,569,763	$313,695,364	$2,151,013,531	$2,535,689,676

Investment Class	$3,659,328,627	$21,783,022	$1,147,315,817	$1,774,402,816
Service Class	323,503,663	265,837,527	261,397,139	212,338,669
Consultant Class	382,409,306	16,910,084	14,635,943	47,607,855
Institutional Class	399,372,091		717,381,517	501,340,336
W Class	138,995,629
R Class	29,621,393	3,576,240	2,454,305
K Class	112,339,054	5,588,491	7,828,810

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	264,696,689	1,372,914	92,622,041	82,458,994
Service Class	23,368,220	16,851,215	21,670,013	9,894,819
Consultant Class	27,453,624	1,294,036	1,252,100	2,301,443
Institutional Class	28,950,719		57,525,102	23,367,610
W Class	10,037,202
R Class	2,125,980	293,548	203,957
K Class	10,379,209	456,253	696,232

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$13.82	$15.87	$12.39	$21.52
Service Class [1]	13.84	15.78	12.06	21.46
Consultant Class [2]	13.93	13.07	11.69	20.69
Institutional Class [3]	13.79		12.47	21.45
W Class [3]	13.85
R Class [3]	13.93	12.18	12.03
K Class [3]	10.82	12.25	11.24

Investments at identified cost	$3,374,886,664	$240,044,119	$1,878,630,549	$1,841,863,465
Market value of loaned securities	26,626,883	1,846,865	95,441,741	12,117,168

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 111

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Value	Value Plus	100	Discovery
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$2,069,259,843	$2,621,228,074	$474,939,794	$3,485,830
Affiliated Companies	–	215,958,814	–	–
Repurchase agreements (at cost and value)	36,980,000	102,505,000	26,475,000	273,000
Cash and foreign currency	479	266	679	11
Receivable for investments sold	4,743,185	45,478,749	–	–
Receivable for capital shares sold	3,102,595	2,792,293	1,091,355	102
Receivable for dividends and interest	680,105	1,461,844	267,575	1,282
Prepaid expenses and other assets	7,426	15,367	1,515	15

Total Assets	2,114,773,633	2,989,440,407	502,775,918	3,760,240

LIABILITIES:
Payable for collateral on loaned securities	31,235,926	26,056,190	3,214,256	–
Payable for investments purchased	5,920,825	7,644,054	593,320	–
Payable for capital shares redeemed	2,118,583	9,193,864	685,243	–
Payable for investment advisory fees	1,660,304	2,357,518	396,698	–
Accrued expenses	588,924	908,330	155,985	8,865

Total Liabilities	41,524,562	46,159,956	5,045,502	8,865

Net Assets	$2,073,249,071	$2,943,280,451	$497,730,416	$3,751,375

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,656,743,902	$2,711,071,363	$370,797,726	$3,953,337
Undistributed net investment income (loss)	(5,785,251)	(27,290,028)	(1,255,467)	(19,579)
Accumulated net realized gain (loss) on investments and foreign currency	59,433,766	(166,520,915)	14,900,337	(472,135)
Net unrealized appreciation (depreciation) on investments and foreign currency	362,856,654	426,020,031	113,287,820	289,752

Net Assets	$2,073,249,071	$2,943,280,451	$497,730,416	$3,751,375

Investment Class	$302,533,736	$408,622,656	$78,822,034
Service Class	1,439,287,231	2,072,086,147	411,313,226	$3,751,375
Consultant Class	42,295,678	26,516,311
Institutional Class	234,784,601	432,893,296
R Class	36,900,937	1,184,016	2,237,569
K Class	17,446,888	1,978,025	5,357,587

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	22,404,022	29,008,335	7,612,622
Service Class	107,143,370	148,325,075	40,028,723	697,192
Consultant Class	3,275,158	1,968,440
Institutional Class	17,372,633	30,720,103
R Class	2,774,573	86,143	181,687
K Class	1,559,330	194,743	431,293

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$13.50	$14.09	$10.35
Service Class [1]	13.43	13.97	10.28	$5.38
Consultant Class [2]	12.91	13.47
Institutional Class [3]	13.51	14.09
R Class [3]	13.30	13.74	12.32
K Class [3]	11.19	10.16	12.42

Investments at identified cost	$1,706,426,845	$2,411,177,354	$361,653,129	$3,196,078
Market value of loaned securities	31,049,012	25,493,099	3,021,401

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

112 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	Royce	Royce	Royce	Royce
	Financial	Dividend	SMid-Cap	Focus Value
	Services Fund	Value Fund	Value Fund	Fund
ASSETS:
Investments at value
Non-Affiliated Companies	$16,481,640	$251,806,714	$11,816,924	$9,326,747
Repurchase agreements (at cost and value)	2,707,000	30,997,000	2,110,000	387,000
Cash and foreign currency	1,047	94,511	39	311
Receivable for investments sold	–	63,760	–	–
Receivable for capital shares sold	40,746	4,098,057	98,260	54,870
Receivable for dividends and interest	16,235	333,654	7,331	5,053
Prepaid expenses and other assets	61	245	25	30

Total Assets	19,246,729	287,393,941	14,032,579	9,774,011

LIABILITIES:
Payable for investments purchased	23,504	1,049,974	125,305	–
Payable for capital shares redeemed	6,629	1,280,145	3,150	5,850
Payable for investment advisory fees	10,594	225,786	7,421	5,823
Accrued expenses	16,744	94,370	18,492	10,237

Total Liabilities	57,471	2,650,275	154,368	21,910

Net Assets	$19,189,258	$284,743,666	$13,878,211	$9,752,101

ANALYSIS OF NET ASSETS:
Paid-in capital	$18,262,921	$256,250,455	$18,919,524	$7,695,309
Undistributed net investment income (loss)	(11,011)	(26,881)	(39,609)	(70,921)
Accumulated net realized gain (loss) on investments and foreign currency	(1,174,446)	2,031,150	(5,510,992)	598,323
Net unrealized appreciation (depreciation) on investments and foreign currency	2,111,794	26,488,942	509,288	1,529,390

Net Assets	$19,189,258	$284,743,666	$13,878,211	$9,752,101

Investment Class		$76,323,941
Service Class	$19,189,258	208,419,725	$13,878,211	$9,752,101

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		10,767,223
Service Class	2,875,225	29,294,765	1,157,650	582,621

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]		$7.09
Service Class [1]	$6.67	7.11	$11.99	$16.74

Investments at identified cost	$14,370,051	$225,319,310	$11,307,701	$7,797,596

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 113

Statements of Assets and Liabilities	June 30, 2011 (unaudited)

	Royce	Royce	Royce
	Partners	Mid-Cap	Special Equity
	Fund	Fund	Multi-Cap Fund
ASSETS:
Investments at value
Non-Affiliated Companies	$1,684,805	$5,861,075	$10,189,510
Repurchase agreements (at cost and value)	246,000	429,000	–
Cash and foreign currency	402	208	81,787
Receivable for investments sold	–	43,177	–
Receivable for capital shares sold	250	14,904	312,703
Receivable for dividends and interest	1,894	3,698	20,720
Prepaid expenses and other assets	7	17	12,280

Total Assets	1,933,358	6,352,079	10,617,000

LIABILITIES:
Payable for investments purchased	7,835	–	142,203
Payable for capital shares redeemed	–	5	–
Payable for investment advisory fees	–	2,138	2,208
Accrued expenses	8,671	13,683	11,457

Total Liabilities	16,506	15,826	155,868

Net Assets	$1,916,852	$6,336,253	$10,461,132

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,452,018	$5,390,773	$10,274,346
Undistributed net investment income (loss)	(20,459)	(11,353)	30,428
Accumulated net realized gain (loss) on investments and foreign currency	234,470	360,306	29,948
Net unrealized appreciation (depreciation) on investments and foreign currency	250,823	596,527	126,410

Net Assets	$1,916,852	$6,336,253	$10,461,132

Service Class	$1,916,852	$6,336,253	$10,461,132

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	139,628	501,427	970,881

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class [1]	$13.73	$12.64	$10.77

Investments at identified cost	$1,434,059	$5,264,644	$10,063,100

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.

114 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Pennsylvania
	Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Six months ended		Six months ended		Six months ended
	6/30/11	Year ended	6/30/11	Year ended	6/30/11	Year ended
	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(6,242,090)	$23,376,925	$(4,634,143)	$(4,802,627)	$(6,192,682)	$(4,370,867)
Net realized gain (loss) on investments and foreign currency	189,703,261	244,539,402	80,727,600	95,049,136	408,215,753	102,599,727
Net change in unrealized appreciation (depreciation) on investments and foreign currency	243,654,627	919,035,457	(36,889,404)	228,144,154	207,419,570	1,282,579,039

Net increase (decrease) in net assets from investment operations	427,115,798	1,186,951,784	39,204,053	318,390,663	609,442,641	1,380,807,899

DISTRIBUTIONS:
Net investment income
Investment Class	–	(21,589,039)	–	(15,361,971)	–	–
Service Class	–	–	–	(1,821,688)	–	–
Consultant Class	–	–	–	(1,445,582)	–	–
Institutional Class	–				–	–
W Class					–	–
R Class	–	(5,843)			–	–
K Class	–	(1,718)			–	–
Net realized gain on investments and foreign currency
Investment Class	–	–	–	–	–	(64,420,469)
Service Class	–	–	–	–	–	(7,538,439)
Consultant Class	–	–	–	–	–	(1,018,562)
Institutional Class	–				–	(9,075,185)
W Class					–	(5,523,283)
R Class	–	–			–	(126,237)
K Class	–	–			–	(93,135)

Total distributions	–	(21,596,600)	–	(18,629,241)	–	(87,795,310)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	14,092,420	311,755,659	47,681,962	8,350,914	(144,549,953)	93,744,515
Service Class	36,873,165	(294,880,724)	15,969,022	27,761,923	60,859,682	102,603,557
Consultant Class	(70,565,842)	(76,663,689)	(12,745,825)	(7,597,680)	(3,848,894)	(459,568)
Institutional Class	130,876,791				162,329,764	56,876,832
W Class					178,044,940	23,708,347
R Class	893,531	4,796,667			10,467,170	6,077,290
K Class	219,801	1,204,781			5,665,491	1,720,954
Shareholder redemption fees
Investment Class	120,875	328,540	11,212	68,470	126,526	301,208
Service Class	38,723	1,026,394	12,751	9,397	39,273	77,800
Consultant Class	(948)	948	(734)	734	(25)	25
R Class	(382)	382			(385)	385
K Class	(1,263)	1,263			–	–

Net increase (decrease) in net assets from capital share transactions	112,546,871	(52,429,779)	50,928,388	28,593,758	269,133,589	284,651,345

NET INCREASE (DECREASE) IN NET ASSETS	539,662,669	1,112,925,405	90,132,441	328,355,180	878,576,230	1,577,663,934
NET ASSETS:
Beginning of period	6,047,339,864	4,934,414,459	1,407,438,772	1,079,083,592	6,764,690,535	5,187,026,601

End of period	$6,587,002,533	$6,047,339,864	$1,497,571,213	$1,407,438,772	$7,643,266,765	$6,764,690,535

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(9,975,971)	$(3,733,882)	$(30,181,167)	$(25,547,024)	$(16,048,739)	$(9,856,057)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 115

Statements of Changes in Net Assets

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Six months ended		Six months ended		Six months ended
	6/30/11	Year ended	6/30/11	Year ended	6/30/11	Year ended
	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(6,550,483)	$(10,947,027)	$20,184,993	$65,973,516	$(53,147)	$400,157
Net realized gain (loss) on investments and foreign currency	185,799,547	190,296,151	170,560,948	70,220,724	11,720,412	28,064,301
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(24,308,376)	900,883,703	70,753,289	773,290,273	1,834,218	29,544,806

Net increase (decrease) in net assets from investment operations	154,940,688	1,080,232,827	261,499,230	909,484,513	13,501,483	58,009,264

DISTRIBUTIONS:
Net investment income
Investment Class	–	(773,069)	(16,228,844)	(42,720,669)	–	(66,004)
Service Class	–	(13,092,584)	(926,551)	(2,173,184)	–	(931,740)
Consultant Class			–	(1,276,985)	–	–
Institutional Class	–	(5,651,601)	(2,021,536)	(4,780,738)
W Class			(425,484)	(764,664)
R Class	–	(12,555)	(62,247)	(57,119)	–	(4,813)
K Class	–	(39,444)	(321,355)	(615,594)	–	(26,367)
Net realized gain on investments and foreign currency
Investment Class	–	(1,069,269)	–	–	–	(248,759)
Service Class	–	(25,429,129)	–	–	–	(4,575,379)
Consultant Class			–	–	–	(268,232)
Institutional Class	–	(7,864,337)	–	–
W Class			–	–
R Class	–	(21,454)	–	–	–	(43,920)
K Class	–	(52,402)	–	–	–	(125,645)

Total distributions	–	(54,005,844)	(19,986,017)	(52,388,953)	–	(6,290,859)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	187,267,938	22,184,156	(79,655,731)	(154,296,876)	7,620,702	767,926
Service Class	(180,174,579)	15,026,879	12,659,406	27,736,411	10,275,807	15,192,583
Consultant Class			(28,176,295)	(47,216,839)	3,546,552	3,190,956
Institutional Class	206,909,238	181,504,377	25,094,617	26,515,464
W Class			58,150,603	14,011,372
R Class	2,716,088	1,234,883	8,494,922	10,925,475	1,567,298	761,656
K Class	3,590,583	3,256,422	11,405,818	39,793,363	110,309	4,034,349
Shareholder redemption fees
Investment Class	11,280	6,128	68,156	150,127	–	2,128
Service Class	150,103	355,963	41,886	24,584	14,754	44,483
Consultant Class			(1,669)	1,669	–	–
R Class	–	–	–	–	(55)	55
K Class	(61)	61	–	–	–	–

Net increase (decrease) in net assets from capital share transactions	220,470,590	223,568,869	8,081,713	(82,355,250)	23,135,367	23,994,136

NET INCREASE (DECREASE) IN NET ASSETS	375,411,278	1,249,795,852	249,594,926	774,740,310	36,636,850	75,712,541
NET ASSETS:
Beginning of period	4,689,652,402	3,439,856,550	4,795,974,837	4,021,234,527	277,058,514	201,345,973

End of period	$5,065,063,680	$4,689,652,402	$5,045,569,763	$4,795,974,837	$313,695,364	$277,058,514

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(49,568,732)	$(43,018,249)	$4,522,623	$4,323,647	$(834,192)	$(781,045)

116 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/11	Year ended	6/30/11	Year ended	6/30/11	Year ended
	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(5,663,001)	$(8,708,875)	$2,479,323	$12,707,197	$(3,207,442)	$1,384,070
Net realized gain (loss) on investments and foreign currency	170,262,271	97,287,552	44,497,748	31,061,346	128,901,382	91,152,444
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(110,211,579)	453,984,682	21,563,922	261,788,478	(21,055,151)	267,338,600

Net increase (decrease) in net assets from investment operations	54,387,691	542,563,359	68,540,993	305,557,021	104,638,789	359,875,114

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(4,263,501)	–	(349,958)
Service Class	–	–	–	(218,875)	–	(1,051,113)
Consultant Class	–	–	–	–	–	–
Institutional Class	–	–	–	(1,730,390)	–	(930,242)
R Class	–	–			–	(7,422)
K Class	–	–			–	(24,374)
Net realized gain on investments and foreign currency
Investment Class	–	–	–	–	–	–
Service Class	–	–	–	–	–	–
Consultant Class	–	–	–	–	–	–
Institutional Class	–	–	–	–	–	–
R Class	–	–			–	–
K Class	–	–			–	–

Total distributions	–	–	–	(6,212,766)	–	(2,363,109)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions Investment Class	(52,529,072)	48,604,363	238,391,301	438,853,515	177,321,066	26,878,907
Service Class	(58,934,580)	(68,625,351)	46,568,633	66,899,892	(53,123,100)	(43,101,323)
Consultant Class	1,277,951	2,790,972	8,100,013	12,453,437	5,171,946	934,299
Institutional Class	(2,365,468)	29,777,213	41,799,223	98,071,920	2,028,776	8,658,294
R Class	1,032,170	812,498			8,701,198	15,825,122
K Class	1,207,154	5,297,219			3,661,004	6,149,329
Shareholder redemption fees
Investment Class	48,255	321,779	103,808	305,788	2,505	8,886
Service Class	144,905	97,327	18,226	56,950	76,612	175,025
K Class	(9)	9			–	–

Net increase (decrease) in net assets from capital share transactions	(110,118,694)	19,076,029	334,981,204	616,641,502	143,840,007	15,528,539

NET INCREASE (DECREASE) IN NET ASSETS	(55,731,003)	561,639,388	403,522,197	915,985,757	248,478,796	373,040,544
NET ASSETS:
Beginning of period	2,206,744,534	1,645,105,146	2,132,167,479	1,216,181,722	1,824,770,275	1,451,729,731

End of period	$2,151,013,531	$2,206,744,534	$2,535,689,676	$2,132,167,479	$2,073,249,071	$1,824,770,275

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(5,663,001)	$–	$7,919,977	$5,440,655	$(5,785,251)	$(2,577,809)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 117

Statements of Changes in Net Assets

	Royce Value Plus Fund		Royce 100 Fund		Royce Discovery Fund

	Six months ended		Six months ended		Six months ended
	6/30/11	Year ended	6/30/11	Year ended	6/30/11	Year ended
	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(11,441,163)	$(14,074,966)	$(1,435,158)	$236,758	$(13,767)	$(5,812)
Net realized gain (loss) on investments and foreign currency	242,951,198	32,937,292	10,470,814	9,871,519	116,668	(3,482)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(103,905,248)	547,191,503	14,492,076	69,183,429	(28,036)	587,020

Net increase (decrease) in net assets from investment operations	127,604,787	566,053,829	23,527,732	79,291,706	74,865	577,726

DISTRIBUTIONS:
Net investment income Investment Class	–	(2,117,287)	–	–
Service Class	–	(6,367,729)	–	–	–	–
Consultant Class	–	–
Institutional Class	–	(2,438,053)
R Class	–	(2,932)	–	–
K Class	–	(10,296)	–	–
Net realized gain on investments and foreign currency
Investment Class	–	–	–	(697,900)
Service Class	–	–	–	(3,944,450)	–	–
Consultant Class	–	–
Institutional Class	–	–
R Class	–	–	–	(13,212)
K Class	–	–	–	(25,819)

Total distributions	–	(10,936,297)	–	(4,681,381)	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions Investment Class	86,356,827	(15,346,990)	9,107,688	19,961,541
Service Class	(474,142,032)	(470,751,871)	25,569,584	105,343,116	38,224	149,337
Consultant Class	(4,819,057)	(6,041,337)
Institutional Class	(10,590,722)	(2,966,134)
R Class	213,182	154,551	821,556	840,176
K Class	48,162	206,682	2,212,845	2,342,128
Shareholder redemption fees Investment Class	50,876	12,914	2,319	6,106
Service Class	89,250	267,552	20,255	111,470	1,137	62

Net increase (decrease) in net assets from capital share transactions	(402,793,514)	(494,464,633)	37,734,247	128,604,537	39,361	149,399

NET INCREASE (DECREASE) IN NET ASSETS	(275,188,727)	60,652,899	61,261,979	203,214,862	114,226	727,125
NET ASSETS:
Beginning of period	3,218,469,178	3,157,816,279	436,468,437	233,253,575	3,637,149	2,910,024

End of period	$2,943,280,451	$3,218,469,178	$497,730,416	$436,468,437	$3,751,375	$3,637,149

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(27,290,028)	$(15,848,865)	$(1,255,467)	$179,691	$(19,579)	$(5,812)

118 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Financial Services Fund		Royce Dividend Value Fund		Royce SMid-Cap Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/11	Year ended	6/30/11	Year ended	6/30/11	Year ended
	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$56,086	$144,116	$944,306	$899,354	$(25,465)	$(13,283)
Net realized gain (loss) on investments and foreign currency	104,745	390,086	1,941,128	1,076,357	605,384	773,207
Net change in unrealized appreciation (depreciation) on investments and foreign currency	94,664	1,626,374	5,439,797	18,614,359	(467,853)	233,947

Net increase (decrease) in net assets from investment operations	255,495	2,160,576	8,325,231	20,590,070	112,066	993,871

DISTRIBUTIONS:
Net investment income Investment Class			(275,160)	(278,000)
Service Class	–	(209,509)	(701,999)	(570,815)	–	–
Net realized gain on investments and foreign currency Investment Class			–	(119,326)
Service Class	–	–	–	(408,875)	–	–

Total distributions	–	(209,509)	(977,159)	(1,377,016)	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions Investment Class			38,761,623	17,236,933
Service Class	4,243,546	(795,645)	85,677,542	87,149,778	7,569,507	(2,164,117)
Shareholder redemption fees Investment Class			3,122	4,769
Service Class	2,600	6,833	22,920	11,165	1,489	750

Net increase (decrease) in net assets from capital share transactions	4,246,146	(788,812)	124,465,207	104,402,645	7,570,996	(2,163,367)

NET INCREASE (DECREASE) IN NET ASSETS	4,501,641	1,162,255	131,813,279	123,615,699	7,683,062	(1,169,496)
NET ASSETS:
Beginning of period	14,687,617	13,525,362	152,930,387	29,314,688	6,195,149	7,364,645

End of period	$19,189,258	$14,687,617	$284,743,666	$152,930,387	$13,878,211	$6,195,149

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(11,011)	$(67,097)	$(26,881)	$5,972	$(39,609)	$(14,144)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 119

Statements of Changes in Net Assets

	Royce Focus Value Fund		Royce Partners Fund

	Six months ended		Six months ended
	6/30/11	Year ended	6/30/11	Year ended
	(unaudited)	12/31/10	(unaudited)	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(20,814)	$(21,592)	$(1,114)	$1,550
Net realized gain (loss) on investments and foreign currency	554,981	267,539	165,463	119,594
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(479,195)	1,041,898	(86,526)	155,600

Net increase (decrease) in net assets from investment operations	54,972	1,287,845	77,823	276,744

DISTRIBUTIONS:
Net investment income
Service Class	–	(28,453)	–	(19,788)
Net realized gain on investments and foreign currency
Service Class	–	(214,071)	–	(52,910)

Total distributions	–	(242,524)	–	(72,698)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	754,681	3,100,468	67,534	65,397
Shareholder redemption fees
Service Class	352	699	–	712

Net increase (decrease) in net assets from capital share transactions	755,033	3,101,167	67,534	66,109

NET INCREASE (DECREASE) IN NET ASSETS	810,005	4,146,488	145,357	270,155
NET ASSETS:
Beginning of period	8,942,096	4,795,608	1,771,495	1,501,340

End of period	$9,752,101	$8,942,096	$1,916,852	$1,771,495

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(70,921)	$(50,108)	$(20,459)	$(19,345)

120 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce Special Equity
	Royce Mid-Cap Fund		Multi-Cap Fund

	Six months ended		Period ended
	6/30/11	Period ended	6/30/11 [2]
	(unaudited)	12/31/10 [1]	(unaudited)
INVESTMENT OPERATIONS:
Net investment income (loss)	$(11,353)	$(9,247)	$30,428
Net realized gain (loss) on investments and foreign currency	345,425	24,128	29,948
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(4,910)	601,437	126,410

Net increase (decrease) in net assets from investment operations	329,162	616,318	186,786

DISTRIBUTIONS:
Net investment income
Service Class	–	–	–
Net realized gain on investments and foreign currency
Service Class	–	–	–

Total distributions	–	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	1,117,750	4,265,971	10,274,080
Shareholder redemption fees
Service Class	285	6,767	266

Net increase (decrease) in net assets from capital share transactions	1,118,035	4,272,738	10,274,346

NET INCREASE (DECREASE) IN NET ASSETS	1,447,197	4,889,056	10,461,132
NET ASSETS:
Beginning of period	4,889,056

End of period	$6,336,253	$4,889,056	$10,461,132

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(11,353)	$–	$30,428
[1] The Fund commenced operations on January 4, 2010.
[2] The Fund commenced operations on January 3, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 121

Statements of Operations	Six Months Ended June 30, 2011 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity
	Mutual Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$25,760,598	$6,879,509	$19,176,465	$25,700,002	$47,184,339	$2,114,232	$6,927,594
Affiliated Companies	812,924	156,491	11,448,177	1,571,779	2,274,911	–	–
Interest	264,272	24,701	122,960	70,868	871,316	3,085	25,264
Securities lending	269,268	328,666	3,376,340	1,034,643	4,332	5,704	568,024

Total income	27,107,062	7,389,367	34,123,942	28,377,292	50,334,898	2,123,021	7,520,882

Expenses:
Investment advisory fees	24,068,067	9,624,194	34,059,474	27,658,220	23,922,815	1,501,824	11,286,851
Distribution fees	4,860,524	1,076,629	1,230,566	4,502,654	2,522,571	413,850	483,252
Shareholder servicing	2,990,303	747,609	3,211,617	2,692,959	2,380,372	154,670	912,007
Shareholder reports	496,425	241,026	856,341	477,469	542,927	37,915	133,251
Administrative and office facilities	305,469	68,705	338,349	229,810	239,819	13,721	109,642
Custody	267,750	195,277	300,403	371,480	231,345	50,467	118,118
Registration	118,256	60,001	104,562	76,401	91,195	29,389	41,347
Trustees’ fees	77,071	17,989	88,494	60,959	60,292	3,637	27,940
Legal	75,009	16,541	80,897	54,556	57,902	3,290	26,383
Audit	34,003	32,930	34,003	30,500	35,000	16,928	20,000
Other expenses	85,948	18,199	81,924	(308,204)	69,454	5,566	28,065

Total expenses	33,378,825	12,099,100	40,386,630	35,846,804	30,153,692	2,231,257	13,186,856
Compensating balance credits	(4,915)	(1,739)	(4,801)	(1,823)	(3,787)	(390)	(1,277)
Fees waived by distributor	(24,758)	–	(65,205)	(358,671)	–	(51,866)	–
Expenses reimbursed by investment adviser	–	(73,851)	–	(558,535)	–	(2,833)	(1,696)

Net expenses	33,349,152	12,023,510	40,316,624	34,927,775	30,149,905	2,176,168	13,183,883

Net investment income (loss)	(6,242,090)	(4,634,143)	(6,192,682)	(6,550,483)	20,184,993	(53,147)	(5,663,001)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	189,235,126	83,723,676	293,124,875	186,660,670	167,572,695	11,723,147	162,667,857
Investments in Affiliated Companies	476,617	(2,958,803)	115,073,648	(771,171)	3,021,863	–	7,594,414
Foreign currency transactions	(8,482)	(37,273)	17,230	(89,952)	(33,610)	(2,735)	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	243,652,883	(36,953,396)	207,354,648	(24,317,706)	70,748,480	1,835,768	(110,211,579)
Other assets and liabilities denominated in foreign currency	1,744	63,992	64,922	9,330	4,809	(1,550)	–

Net realized and unrealized gain (loss) on investments and foreign currency	433,357,888	43,838,196	615,635,323	161,491,171	241,314,237	13,554,630	60,050,692

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$427,115,798	$39,204,053	$609,442,641	$154,940,688	$261,499,230	$13,501,483	$54,387,691

122 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2011 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Special Equity	Value	Value Plus	100	Discovery	Financial	Dividend
	Fund	Fund	Fund	Fund	Fund	Services Fund	Value Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$8,440,188	$9,506,576	$8,936,082	$1,784,489	$14,916	$184,554	$2,529,535
Affiliated Companies	7,710,869	–	348,256	–	–	–	–
Interest	50,735	8,406	22,607	6,953	35	318	3,204
Securities lending	20,534	741,290	214,114	71,831	–	–	–

Total income	16,222,326	10,256,272	9,521,059	1,863,273	14,951	184,872	2,532,739

Expenses:
Investment advisory fees	11,802,302	9,808,602	15,381,241	2,415,874	19,274	86,433	1,159,002
Distribution fees	447,158	2,132,417	3,066,893	510,597	4,818	21,608	219,735
Shareholder servicing	881,248	1,115,489	1,836,813	291,261	10,972	17,336	122,356
Shareholder reports	250,683	191,573	412,220	79,755	946	3,346	38,203
Administrative and office facilities	104,971	90,073	161,335	21,482	178	748	7,739
Custody	100,588	102,749	152,608	22,588	2,906	8,766	27,986
Registration	107,324	57,381	40,841	33,085	8,932	10,373	38,868
Trustees’ fees	28,999	23,642	37,837	5,938	47	205	2,822
Legal	24,848	21,647	39,478	5,087	43	178	1,707
Audit	20,000	20,016	30,500	12,500	7,000	7,000	16,003
Other expenses	24,627	47,934	43,550	6,996	647	710	(1,526)

Total expenses	13,792,748	13,611,523	21,203,316	3,405,163	55,763	156,703	1,632,895
Compensating balance credits	(2,959)	(1,576)	(1,719)	(474)	(16)	(34)	(515)
Fees waived by investment adviser and distributor	(46,786)	(146,233)	(233,412)	(100,142)	(19,274)	(27,883)	(43,947)
Expenses reimbursed by investment adviser	–	–	(5,963)	(6,116)	(7,755)	–	–

Net expenses	13,743,003	13,463,714	20,962,222	3,298,431	28,718	128,786	1,588,433

Net investment income (loss)	2,479,323	(3,207,442)	(11,441,163)	(1,435,158)	(13,767)	56,086	944,306

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	47,073,526	128,851,784	260,367,538	10,470,324	116,668	102,447	1,956,186
Investments in Affiliated Companies	(2,575,778)	–	(17,474,246)	–	–	–	–
Foreign currency transactions	–	49,598	57,906	490	–	2,298	(15,058)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	21,563,922	(21,062,011)	(103,910,236)	14,491,828	(28,036)	95,702	5,438,672
Other assets and liabilities denominated in foreign currency	–	6,860	4,988	248	–	(1,038)	1,125

Net realized and unrealized gain (loss) on investments and foreign currency	66,061,670	107,846,231	139,045,950	24,962,890	88,632	199,409	7,380,925

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$68,540,993	$104,638,789	$127,604,787	$23,527,732	$74,865	$255,495	$8,325,231

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 123

Statements of Operations	Period Ended June 30, 2011 (unaudited)

	Royce	Royce	Royce	Royce	Royce
	SMid-Cap	Focus Value	Partners	Mid-Cap	Special Equity
	Value Fund	Fund	Fund	Fund	Multi-Cap Fund
INVESTMENT INCOME:
Income:
Dividends	$43,947	$49,367	$13,069	$30,742	$63,508
Interest	175	69	44	46	15

Total income	44,122	49,436	13,113	30,788	63,523

Expenses:
Investment advisory fees	46,702	47,148	9,548	28,283	23,782
Distribution fees	11,676	11,787	2,387	7,071	5,946
Shareholder servicing	7,082	10,161	8,975	10,368	5,360
Shareholder reports	1,084	411	84	270	221
Administrative and office facilities	328	430	90	243	80
Custody	7,246	6,379	6,305	6,340	7,642
Registration	11,169	6,777	4,549	10,219	13,848
Trustees’ fees	103	116	23	68	48
Legal	76	101	22	57	2,183
Audit	7,000	7,000	7,000	7,000	7,937
Other expenses	590	726	639	698	828

Total expenses	93,056	91,036	39,622	70,617	67,875
Compensating balance credits	(13)	(7)	(2)	(4)	(24)
Fees waived by investment adviser and distributor	(23,456)	(20,779)	(11,267)	(28,472)	(29,728)
Expenses reimbursed by investment adviser	–	–	(14,126)	–	(5,028)

Net expenses	69,587	70,250	14,227	42,141	33,095

Net investment income (loss)	(25,465)	(20,814)	(1,114)	(11,353)	30,428

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	605,285	555,029	166,127	345,144	29,948
Foreign currency transactions	99	(48)	(664)	281	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(467,900)	(479,315)	(86,563)	(4,960)	126,410
Other assets and liabilities denominated in foreign currency	47	120	37	50	–

Net realized and unrealized gain (loss) on investments and foreign currency	137,531	75,786	78,937	340,515	156,358

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$112,066	$54,972	$77,823	$329,162	$186,786

124 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
†2011	$11.65	$(0.00)	$0.83	$0.83	$–	$–	$–	$–	$12.48	7.12%[1]	$5,085,548	0.90%[2]	0.90%[2]	0.90%[2]	(0.05)%[2]	9%
2010	9.45	0.06	2.19	2.25	(0.05)	–	(0.05)	–	11.65	23.86	4,735,403	0.90	0.90	0.90	0.63	25
2009	6.94	0.02	2.50	2.52	(0.01)	–	(0.01)	–	9.45	36.28	3,555,507	0.92	0.92	0.92	0.33	23
2008	10.82	0.05	(3.82)	(3.77)	(0.01)	(0.10)	(0.11)	–	6.94	(34.78)	2,293,526	0.90	0.89	0.89	0.55	36
2007	11.57	0.05	0.29	0.34	(0.08)	(1.01)	(1.09)	–	10.82	2.75	3,157,742	0.89	0.88	0.88	0.44	43
2006	10.78	0.04	1.56	1.60	(0.04)	(0.77)	(0.81)	–	11.57	14.78	2,867,562	0.88	0.87	0.87	0.39	38

Royce Pennsylvania Mutual Fund – Service Class
†2011	$11.65	$(0.02)	$0.83	$0.81	$–	$–	$–	$–	$12.46	6.95%[1]	$518,086	1.16%[2]	1.16%[2]	1.15%[2]	(0.30)%[2]	9%
2010	9.41	0.02	2.20	2.22	–	–	–	0.02	11.65	23.80	448,784	1.27	1.27	1.25	0.18	25
2009	6.90	(0.00)	2.49	2.49	–	–	–	0.02	9.41	36.38	609,445	1.31	1.31	1.29	(0.05)	23
2008	10.78	0.04	(3.82)	(3.78)	–	(0.10)	(0.10)	–	6.90	(35.00)	115,959	1.11	1.11	1.11	0.41	36
2007	11.53	0.03	0.28	0.31	(0.05)	(1.01)	(1.06)	–	10.78	2.56	55,478	1.10	1.09	1.09	0.24	43
2006	10.77	(0.04)	1.61	1.57	(0.04)	(0.77)	(0.81)	–	11.53	14.49	40,049	1.16	1.16	1.14	0.30	38

Royce Pennsylvania Mutual Fund – Consultant Class
†2011	$10.61	$(0.06)	$0.76	$0.70	$–	$–	$–	$–	$11.31	6.60%[1]	$825,031	1.85%[2]	1.85%[2]	1.85%[2]	(1.00)%[2]	9%
2010	8.65	(0.03)	1.99	1.96	–	–	–	–	10.61	22.66	841,525	1.87	1.87	1.87	(0.36)	25
2009	6.40	(0.05)	2.30	2.25	–	–	–	–	8.65	35.16	757,734	1.89	1.89	1.89	(0.64)	23
2008	10.09	(0.04)	(3.55)	(3.59)	–	(0.10)	(0.10)	–	6.40	(35.52)	635,688	1.88	1.87	1.87	(0.46)	36
2007	10.89	(0.06)	0.27	0.21	–	(1.01)	(1.01)	–	10.09	1.73	1,164,136	1.89	1.88	1.88	(0.55)	43
2006	10.25	(0.07)	1.48	1.41	–	(0.77)	(0.77)	–	10.89	13.71	1,163,265	1.87	1.86	1.86	(0.61)	38

Royce Pennsylvania Mutual Fund – Institutional Class[a]
†2011	$12.19	$0.00	$0.30	$0.30	$–	$–	$–	$–	$12.49	2.46%[1]	$134,071	0.89%[2]	0.89%[2]	0.89%[2]	0.32%[2]	9%

Royce Pennsylvania Mutual Fund – R Class[b]
†2011	$11.43	$(0.04)	$0.81	$0.77	$–	$–	$–	$–	$12.20	6.74%[1]	$19,964	1.49%[2]	1.49%[2]	1.49%[2]	(0.64)%[2]	9%
2010	9.28	0.01	2.14	2.15	(0.00)	–	(0.00)	–	11.43	23.21	17,868	1.51	1.51	1.51	0.06	25
2009	6.87	(0.05)	2.46	2.41	–	–	–	–	9.28	35.08	9,808	1.95	1.95	1.84	(0.61)	23
2008	10.78	(0.00)	(3.81)	(3.81)	–	(0.10)	(0.10)	–	6.87	(35.28)	5,270	1.58	1.57	1.57	(0.03)	36
2007	12.71	(0.11)	(0.75)	(0.86)	(0.06)	(1.01)	(1.07)	–	10.78	(6.91)[1]	871	7.52 [2]	7.50 [2]	1.74 [2]	(0.42)[2]	43

Royce Pennsylvania Mutual Fund – K Class[c]
†2011	$10.57	$(0.04)	$0.75	$0.71	$–	$–	$–	$–	$11.28	6.72%[1]	$4,303	1.58%[2]	1.58%[2]	1.58%[2]	(0.73)%[2]	9%
2010	8.59	0.00	1.98	1.98	(0.00)	–	(0.00)	–	10.57	23.11	3,760	1.61	1.61	1.59	0.01	25
2009	6.34	(0.02)	2.27	2.25	–	–	–	–	8.59	35.49	1,920	1.79	1.79	1.59	(0.34)	23
2008	10.00	0.01	(3.57)	(3.56)	–	(0.10)	(0.10)	–	6.34	(35.53)[1]	694	12.12 [2]	12.12 [2]	1.59 [2]	0.13 [2]	36

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 125

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Fund – Investment Class
†2011	$17.57	$(0.04)	$0.55	$0.51	$–	$–	$–	$–	$18.08	2.90%[1]	$1,164,850	1.50%[2]	1.50%[2]	1.50%[2]	(0.50)%[2]	18%
2010	13.71	(0.03)	4.14	4.11	(0.25)	–	(0.25)	–	17.57	30.06	1,085,782	1.50	1.50	1.50	(0.27)	36
2009	8.93	(0.06)	5.02	4.96	(0.18)	–	(0.18)	–	13.71	55.67	844,859	1.54	1.54	1.54	(0.41)	34
2008	15.72	0.12	(6.58)	(6.46)	–	(0.33)	(0.33)	–	8.93	(40.94)	455,077	1.52	1.51	1.51	0.89	43
2007	17.35	0.00	1.22	1.22	(0.45)	(2.40)	(2.85)	–	15.72	7.07	693,320	1.46	1.46	1.46	(0.06)	49
2006	15.90	(0.06)	3.58	3.52	(0.28)	(1.79)	(2.07)	–	17.35	22.31	682,513	1.44	1.43	1.43	(0.31)	42

Royce Micro-Cap Fund – Service Class
†2011	$17.43	$(0.06)	$0.55	$0.49	$–	$–	$–	$–	$17.92	2.81%[1]	$159,576	1.76%[2]	1.76%[2]	1.66%[2]	(0.66)%[2]	18%
2010	13.61	(0.08)	4.14	4.06	(0.24)	–	(0.24)	–	17.43	29.85	139,911	1.78	1.78	1.66	(0.41)	36
2009	8.87	(0.10)	5.01	4.91	(0.18)	–	(0.18)	0.01	13.61	55.49	84,771	1.77	1.77	1.66	(0.53)	34
2008	15.63	0.07	(6.51)	(6.44)	–	(0.33)	(0.33)	0.01	8.87	(40.98)	28,245	1.79	1.78	1.66	0.58	43
2007	17.27	(0.14)	1.33	1.19	(0.43)	(2.40)	(2.83)	–	15.63	6.90	27,224	1.72	1.71	1.66	(0.21)	49
2006	15.85	(0.18)	3.65	3.47	(0.26)	(1.79)	(2.05)	–	17.27	22.02	7,521	1.93	1.93	1.66	(0.50)	42

Royce Micro-Cap Fund – Consultant Class
†2011	$15.91	$(0.11)	$0.50	$0.39	$–	$–	$–	$–	$16.30	2.45%[1]	$173,145	2.41%[2]	2.41%[2]	2.41%[2]	(1.42)%[2]	18%
2010	12.45	(0.15)	3.74	3.59	(0.13)	–	(0.13)	–	15.91	28.85	181,746	2.43	2.43	2.43	(1.20	36
2009	8.14	(0.13)	4.53	4.40	(0.09)	–	(0.09)	–	12.45	54.14	149,454	2.46	2.46	2.46	(1.30)	34
2008	14.51	0.00	(6.04)	(6.04)	–	(0.33)	(0.33)	–	8.14	(41.46)	103,038	2.45	2.45	2.45	0.02	43
2007	16.21	(0.16)	1.13	0.97	(0.27)	(2.40)	(2.67)	–	14.51	6.01	203,044	2.45	2.45	2.45	(1.06)	49
2006	14.98	(0.21)	3.35	3.14	(0.12)	(1.79)	(1.91)	–	16.21	21.10	221,411	2.44	2.42	2.42	(1.30)	42

Royce Premier Fund – Investment Class
†2011	$20.35	$(0.02)	$1.83	$1.81	$–	$–	$–	$–	$22.16	8.89%[1]	$5,254,873	1.09%[2]	1.09%[2]	1.09%[2]	(0.16)%[2]	10%
2010	16.31	(0.01)	4.32	4.31	–	(0.27)	(0.27)	–	20.35	26.46	4,961,891	1.12	1.12	1.12	(0.07)	10
2009	12.24	(0.02)	4.09	4.07	–	–	–	–	16.31	33.25	3,911,502	1.15	1.15	1.15	(0.14)	14
2008	17.36	0.02	(4.94)	(4.92)	–	(0.20)	(0.20)	–	12.24	(28.29)	2,634,045	1.13	1.12	1.12	0.15	11
2007	17.66	0.07	2.21	2.28	(0.28)	(2.30)	(2.58)	–	17.36	12.73	3,702,043	1.10	1.10	1.10	0.29	21
2006	16.86	0.03	1.47	1.50	(0.07)	(0.63)	(0.70)	–	17.66	8.81	3,628,842	1.10	1.09	1.09	0.18	13

Royce Premier Fund – Service Class
†2011	$20.07	$(0.04)	$1.80	$1.76	$–	$–	$–	$–	$21.83	8.77%[1]	$698,384	1.35%[2]	1.35%[2]	1.33%[2]	(0.39)%[2]	10%
2010	16.12	(0.05)	4.27	4.22	–	(0.27)	(0.27)	–	20.07	26.22	584,817	1.39	1.39	1.37	(0.30)	10
2009	12.14	(0.06)	4.04	3.98	–	–	–	–	16.12	32.78	377,079	1.44	1.44	1.43	(0.41)	14
2008	17.25	(0.01)	(4.91)	(4.92)	–	(0.20)	(0.20)	0.01	12.14	(28.41)	209,647	1.37	1.37	1.34	(0.06)	11
2007	17.56	0.01	2.23	2.24	(0.25)	(2.30)	(2.55)	–	17.25	12.56	246,313	1.38	1.38	1.29	0.12	21
2006	16.77	(0.00)	1.46	1.46	(0.04)	(0.63)	(0.67)	–	17.56	8.61	193,860	1.38	1.38	1.29	(0.01)	13

126 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund – Consultant Class
†2011	$18.81	$(0.11)	$1.68	$1.57	$–	$–	$–	$–	$20.38	8.35%[1]	$73,685	2.04%[2]	2.04%[2]	2.04%[2]	(1.11)%[2]	10%
2010	15.24	(0.17)	4.01	3.84	–	(0.27)	(0.27)	–	18.81	25.24	71,686	2.08	2.08	2.08	(1.04)	10
2009	11.55	(0.15)	3.84	3.69	–	–	–	–	15.24	31.95	58,241	2.14	2.14	2.14	(1.13)	14
2008	16.57	(0.13)	(4.69)	(4.82)	–	(0.20)	(0.20)	–	11.55	(29.04)	28,977	2.12	2.11	2.11	(0.84)	11
2007	16.96	(0.13)	2.13	2.00	(0.09)	(2.30)	(2.39)	–	16.57	11.60	51,700	2.10	2.09	2.09	(0.70)	21
2006	16.31	(0.14)	1.42	1.28	–	(0.63)	(0.63)	–	16.96	7.74	50,862	2.12	2.11	2.11	(0.83)	13

Royce Premier Fund – Institutional Class
†2011	$20.49	$(0.00)	$1.83	$1.83	$–	$–	$–	$–	$22.32	8.93%[1]	$934,776	0.97%[2]	0.97%[2]	0.97%[2]	(0.02)%[2]	10%
2010	16.40	0.01	4.35	4.36	–	(0.27)	(0.27)	–	20.49	26.62	706,870	0.99	0.99	0.99	0.07	10
2009	12.30	(0.00)	4.10	4.10	–	–	–	–	16.40	33.33	516,900	1.03	1.03	1.03	(0.01)	14
2008	17.42	0.04	(4.96)	(4.92)	–	(0.20)	(0.20)	–	12.30	(28.19)	352,804	1.01	1.01	1.01	0.27	11
2007	17.71	0.06	2.25	2.31	(0.30)	(2.30)	(2.60)	–	17.42	12.86	450,492	1.01	1.00	1.00	0.40	21
2006	16.91	0.05	1.47	1.52	(0.09)	(0.63)	(0.72)	–	17.71	8.88	355,293	1.01	1.00	1.00	0.27	13

Royce Premier Fund – W Class
†2011	$20.40	$(0.01)	$1.83	$1.82	$–	$–	$–	$–	$22.22	8.92%[1]	$649,931	0.99%[2]	0.99%[2]	0.99%[2]	(0.06)%[2]	10%
2010	16.33	0.01	4.33	4.34	–	(0.27)	(0.27)	–	20.40	26.61	425,397	1.02	1.02	1.02	0.04	10
2009	12.25	(0.01)	4.09	4.08	–	–	–	–	16.33	33.31	319,120	1.07	1.07	1.07	(0.06)	14
2008	17.36	0.04	(4.95)	(4.91)	–	(0.20)	(0.20)	–	12.25	(28.23)	234,618	1.04	1.04	1.04	0.23	11
2007	17.67	0.07	2.21	2.28	(0.29)	(2.30)	(2.59)	–	17.36	12.72	332,720	1.05	1.05	1.05	0.34	21
2006	16.87	0.04	1.46	1.50	(0.07)	(0.63)	(0.70)	–	17.67	8.82	299,129	1.08	1.07	1.07	0.20	13

Royce Premier Fund – R Class[b]
†2011	$19.91	$(0.07)	$1.78	$1.71	$–	$–	$–	$–	$21.62	8.59%[1]	$21,669	1.63%[2]	1.63%[2]	1.63%[2]	(0.63)%[2]	10%
2010	16.07	(0.11)	4.22	4.11	–	(0.27)	(0.27)	–	19.91	25.61	10,185	1.78	1.78	1.78	(0.64)	10
2009	12.15	(0.12)	4.04	3.92	–	–	–	–	16.07	32.26	2,634	2.26	2.26	1.84	(0.83)	14
2008	17.36	(0.08)	(4.93)	(5.01)	–	(0.20)	(0.20)	–	12.15	(28.81)	396	3.97	3.97	1.84	(0.54)	11
2007	20.38	(0.02)	(0.49)	(0.51)	(0.21)	(2.30)	(2.51)	–	17.36	(2.67)[1]	97	14.23 [2]	14.23 [2]	1.74 [2]	(0.18)[2]	21

Royce Premier Fund – K Class[c]
†2011	$10.46	$(0.03)	$0.94	$0.91	$–	$–	$–	$–	$11.37	8.70%[1]	$9,919	1.49%[2]	1.49%[2]	1.49%[2]	(0.47)%[2]	10%
2010	8.53	(0.04)	2.24	2.20	–	(0.27)	(0.27)	–	10.46	25.86	3,845	1.63	1.63	1.59	(0.47)	10
2009	6.44	(0.05)	2.14	2.09	–	–	–	–	8.53	32.45	1,551	2.39	2.39	1.59	(0.60)	14
2008	10.00	(0.02)	(3.34)	(3.36)	–	(0.20)	(0.20)	–	6.44	(33.51)[1]	35	35.36 [2]	35.36 [2]	1.59 [2]	(0.38)[2]	11

Royce Low-Priced Stock Fund – Investment Class[d]
†2011	$18.31	$(0.01)	$0.63	$0.62	$–	$–	$–	$–	$18.93	3.39%[1]	$343,458	1.26%[2]	1.26%[2]	1.24%[2]	(0.11)%[2]	9%
2010	14.08	(0.03)	4.50	4.47	(0.10)	(0.14)	(0.24)	–	18.31	31.77	148,144	1.26	1.26	1.24	(0.10)	24
2009	9.17	(0.01)	4.96	4.95	(0.04)	–	(0.04)	–	14.08	54.04	94,966	1.27	1.27	1.24	(0.14)	22
2008	14.75	(0.03)	(5.35)	(5.32)	–	(0.27)	(0.27)	0.01	9.17	(35.77)	65,004	1.24	1.24	1.24	0.29	39
2007	17.06	(2.35)	2.58	0.23	(0.49)	(2.05)	(2.54)	–	14.75	1.15 [1]	29,260	2.11 [2]	2.12 [2]	1.24 [2]	0.44 [2]	30

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 127

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund – Service Class
†2011	$18.26	$(0.03)	$0.63	$0.60	$–	$–	$–	$–	$18.86	3.29%[1]	$3,387,679	1.54%[2]	1.54%[2]	1.49%[2]	(0.35)%[2]	9%
2010	14.05	(0.05)	4.47	4.42	(0.07)	(0.14)	(0.21)	–	18.26	31.49	3,456,142	1.60	1.60	1.49	(0.37)	24
2009	9.16	(0.04)	4.95	4.91	(0.02)	–	(0.02)	–	14.05	53.58	2,669,235	1.60	1.60	1.49	(0.38)	22
2008	14.78	(0.01)	(5.34)	(5.35)	–	(0.27)	(0.27)	–	9.16	(35.97)	1,870,016	1.56	1.55	1.49	(0.10)	39
2007	16.83	0.02	0.40	0.42	(0.42)	(2.05)	(2.47)	–	14.78	2.32	3,337,488	1.53	1.53	1.49	(0.16)	30
2006	15.53	(0.05)	3.00	2.95	(0.12)	(1.53)	(1.65)	–	16.83	18.97	4,065,946	1.51	1.51	1.46	(0.37)	27

Royce Low-Priced Stock Fund – Institutional Class[e]
†2011	$18.33	$(0.00)	$0.63	$0.63	$–	$–	$–	$–	$18.96	3.44%[1]	$1,319,649	1.17%[2]	1.17%[2]	1.17%[2]	(0.03)%[2]	9%
2010	14.09	(0.02)	4.50	4.48	(0.10)	(0.14)	(0.24)	–	18.33	31.82	1,077,659	1.18	1.18	1.18	(0.04)	24
2009	9.18	(0.01)	4.96	4.95	(0.04)	–	(0.04)	–	14.09	53.97	673,846	1.24	1.24	1.24	(0.15)	22
2008	14.76	0.03	(5.34)	(5.31)	–	(0.27)	(0.27)	–	9.18	(35.75)	553,070	1.18	1.18	1.18	0.22	39
2007	16.82	(0.04)	0.51	0.47	(0.48)	(2.05)	(2.53)	–	14.76	2.61	869,042	1.22	1.22	1.22	0.12	30
2006	15.84	(0.18)	2.87	2.69	(0.18)	(1.53)	(1.71)	–	16.82	16.94 [1]	608,092	1.20 [2]	1.19 [2]	1.19 [2]	0.02 [2]	27

Royce Low-Priced Stock Fund – R Class[b]
†2011	$18.05	$(0.06)	$0.62	$0.56	$–	$–	$–	$–	$18.61	3.10%[1]	$5,707	1.95%[2]	1.95%[2]	1.84%[2]	(0.69)%[2]	9%
2010	13.95	(0.12)	4.44	4.32	(0.08)	(0.14)	(0.22)	–	18.05	31.00	2,925	2.21	2.21	1.84	(0.67)	24
2009	9.11	(0.09)	4.92	4.83	(0.00)	–	(0.00)	0.01	13.95	53.13	1,134	3.02	3.02	1.84	(0.76)	22
2008	14.76	(0.05)	(5.33)	(5.38)	–	(0.27)	(0.27)	–	9.11	(36.22)	74	10.95	10.94	1.84	(0.42)	39
2007	18.69	(0.02)	(1.44)	(1.46)	(0.42)	(2.05)	(2.47)	–	14.76	(7.96)[1]	92	11.93 [2]	11.93 [2]	1.74 [2]	(0.28)[2]	30

Royce Low-Priced Stock Fund – K Class[c]
†2011	$11.70	$(0.03)	$0.40	$0.37	$–	$–	$–	$–	$12.07	3.16%[1]	$8,571	1.68%[2]	1.68%[2]	1.59%[2]	(0.45)%[2]	9%
2010	9.09	(0.08)	2.93	2.85	(0.10)	(0.14)	(0.24)	–	11.70	31.44	4,782	1.78	1.78	1.59	(0.40)	24
2009	5.95	(0.10)	3.28	3.18	(0.04)	–	(0.04)	–	9.09	53.45	676	4.75	4.75	1.59	(0.44)	22
2008	10.00	(0.01)	(3.77)	(3.78)	–	(0.27)	(0.27)	–	5.95	(37.47)[1]	30	40.19 [2]	40.19 [2]	1.59 [2]	(0.19)[2]	39

Royce Total Return Fund – Investment Class
†2011	$13.17	$0.06	$0.65	$0.71	$(0.06)	$–	$(0.06)	$–	$13.82	5.41%[1]	$3,659,329	1.12%[2]	1.12%[2]	1.12%[2]	0.90%[2]	11%
2010	10.81	0.19	2.32	2.51	(0.15)	–	(0.15)	–	13.17	23.47	3,562,002	1.14	1.14	1.14	1.64	15
2009	8.70	0.16	2.09	2.25	(0.14)	–	(0.14)	–	10.81	26.22	3,077,099	1.17	1.17	1.17	1.74	20
2008	12.93	0.20	(4.20)	(4.00)	(0.23)	(0.00)	(0.23)	–	8.70	(31.17)	2,577,031	1.12	1.12	1.12	1.69	25
2007	13.75	0.19	0.16	0.35	(0.17)	(1.00)	(1.17)	–	12.93	2.39	4,214,156	1.08	1.08	1.08	1.29	27
2006	12.60	0.18	1.64	1.82	(0.15)	(0.52)	(0.67)	–	13.75	14.54	4,438,964	1.09	1.09	1.09	1.31	25

Royce Total Return Fund – Service Class
†2011	$13.19	$0.04	$0.65	$0.69	$(0.04)	$–	$(0.04)	$–	$13.84	5.24%[1]	$323,504	1.41%[2]	1.41%[2]	1.41%[2]	0.62%[2]	11%
2010	10.81	0.16	2.32	2.48	(0.10)	–	(0.10)	–	13.19	23.11	295,656	1.42	1.42	1.42	1.39	15
2009	8.67	0.14	2.09	2.23	(0.10)	–	(0.10)	0.01	10.81	26.16	215,939	1.42	1.42	1.42	1.49	20
2008	12.82	0.17	(4.16)	(3.99)	(0.18)	(0.00)	(0.18)	0.02	8.67	(31.17)	155,644	1.37	1.37	1.34	1.49	25
2007	13.61	0.15	0.17	0.32	(0.11)	(1.00)	(1.11)	–	12.82	2.20	268,562	1.39	1.39	1.29	1.09	27
2006	12.46	0.15	1.63	1.78	(0.11)	(0.52)	(0.63)	–	13.61	14.32	371,755	1.34	1.34	1.29	1.12	25

128 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning	Investment Income	Gain (Loss) on Investments and	Total from Investment	from Net Investment	Realized Gain on Investments and	Total	Shareholder Redemption	Net Asset Value, End	Total	Net Assets, End of Period	Prior to Fee Waivers and	Prior to Fee	Net of Fee	Income (Loss) to Average	Portfolio Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return	(in thousands)	Balance Credits	Waivers	Waivers	Net Assets	Rate

Royce Total Return Fund – Consultant Class
†2011	$13.27	$(0.00)	$0.66	$0.66	$–	$–	$–	$–	$13.93	4.97%[1]	$382,409	2.06%[2]	2.06%[2]	2.06%[2]	(0.05)%[2]	11%
2010	10.90	0.08	2.33	2.41	(0.04)	–	(0.04)	–	13.27	22.18	391,886	2.09	2.09	2.09	0.68	15
2009	8.76	0.07	2.12	2.19	(0.05)	–	(0.05)	–	10.90	25.12	366,367	2.12	2.12	2.12	0.78	20
2008	12.91	0.08	(4.18)	(4.10)	(0.05)	(0.00)	(0.05)	–	8.76	(31.83)	354,384	2.09	2.08	2.08	0.71	25
2007	13.73	0.04	0.17	0.21	(0.03)	(1.00)	(1.03)	–	12.91	1.35	648,191	2.08	2.07	2.07	0.30	27
2006	12.58	0.05	1.64	1.69	(0.02)	(0.52)	(0.54)	–	13.73	13.45	689,311	2.07	2.06	2.06	0.34	25

Royce Total Return Fund – Institutional Class
†2011	$13.14	$0.07	$0.65	$0.72	$(0.07)	$–	$(0.07)	$–	$13.79	5.50%[1]	$399,372	1.00%[2]	1.00%[2]	1.00%[2]	1.03%[2]	11%
2010	10.80	0.21	2.31	2.52	(0.18)	–	(0.18)	–	13.14	23.56	356,038	1.01	1.01	1.01	1.79	15
2009	8.70	0.17	2.09	2.26	(0.16)	–	(0.16)	–	10.80	26.41	264,041	1.04	1.04	1.04	1.87	20
2008	12.95	0.20	(4.19)	(3.99)	(0.26)	(0.00)	(0.26)	–	8.70	(31.09)	191,014	1.00	0.99	0.99	1.82	25
2007	13.77	0.20	0.17	0.37	(0.19)	(1.00)	(1.19)	–	12.95	2.52	257,066	0.99	0.99	0.99	1.38	27
2006	12.63	0.19	1.65	1.84	(0.18)	(0.52)	(0.70)	–	13.77	14.62	282,295	1.00	0.99	0.99	1.42	25

Royce Total Return Fund – W Class
†2011	$13.19	$0.07	$0.66	$0.73	$(0.07)	$–	$(0.07)	$–	$13.85	5.51%[1]	$138,996	1.05%[2]	1.05%[2]	1.05%[2]	1.04%[2]	11%
2010	10.83	0.20	2.32	2.52	(0.16)	–	(0.16)	–	13.19	23.44	75,063	1.09	1.09	1.09	1.74	15
2009	8.71	0.16	2.10	2.26	(0.14)	–	(0.14)	–	10.83	26.28	48,058	1.13	1.13	1.13	1.78	20
2008	12.95	0.23	(4.23)	(4.00)	(0.24)	(0.00)	(0.24)	–	8.71	(31.18)	65,260	1.08	1.08	1.08	1.66	25
2007	13.76	0.19	0.18	0.37	(0.18)	(1.00)	(1.18)	–	12.95	2.49	250,178	1.06	1.06	1.06	1.31	27
2006	12.61	0.18	1.65	1.83	(0.16)	(0.52)	(0.68)	–	13.76	14.54	220,716	1.10	1.09	1.09	1.33	25

Royce Total Return Fund – R Class[b]
†2011	$13.28	$0.03	$0.65	$0.68	$(0.03)	$–	$(0.03)	$–	$13.93	5.13%[1]	$29,621	1.62%[2]	1.62%[2]	1.62%[2]	0.44%[2]	11%
2010	10.88	0.15	2.32	2.47	(0.07)	–	(0.07)	–	13.28	22.76	20,011	1.71	1.71	1.71	1.20	15
2009	8.74	0.10	2.10	2.20	(0.06)	–	(0.06)	–	10.88	25.43	6,450	1.85	1.85	1.84	1.05	20
2008	12.93	0.11	(4.19)	(4.08)	(0.11)	(0.00)	(0.11)	–	8.74	(31.67)	2,946	2.03	2.02	1.84	1.10	25
2007	14.89	(0.02)	(0.87)	(0.89)	(0.07)	(1.00)	(1.07)	–	12.93	(6.15)[1]	1,224	6.15 [2]	6.14 [2]	1.74 [2]	0.78 [2]	27

Royce Total Return Fund – K Class[f]
†2011	$10.31	$0.03	$0.51	$0.54	$(0.03)	$–	$(0.03)	$–	$10.82	5.25%[1]	$112,339	1.43%[2]	1.43%[2]	1.43%[2]	0.60%[2]	11%
2010	8.47	0.13	1.81	1.94	(0.10)	–	(0.10)	–	10.31	23.08	95,319	1.43	1.43	1.43	1.46	15
2009	6.81	0.11	1.63	1.74	(0.08)	–	(0.08)	–	8.47	25.89	43,281	1.42	1.42	1.42	1.44	20
2008	10.00	0.02	(3.07)	(3.05)	(0.14)	(0.00)	(0.14)	–	6.81	(30.56)[1]	14,064	1.46 [2]	1.46 [2]	1.46 [2]	1.81 [2]	25

Royce Heritage Fund – Investment Class[d]
†2011	$15.10	$0.02	$0.75	$0.77	$–	$–	$–	$–	$15.87	5.10%[1]	$21,783	1.19%[2]	1.19%[2]	1.19%[2]	0.24%[2]	17%
2010	12.12	0.04	3.31	3.35	(0.08)	(0.29)	(0.37)	–	15.10	27.71	13,313	1.25	1.25	1.24	0.35	66
2009	7.97	0.02	4.13)	4.15	–	–	–	–	12.12	52.07	10,052	1.34	1.34	1.24	0.19	59
2008	12.88	0.04	(4.70)	(4.66)	–	(0.25)	(0.25)	–	7.97	(36.07)	5,522	1.39	1.38	1.24	0.40	128
2007	14.03	(0.01)	0.28	0.27	–	(1.42)	(1.42)	–	12.88	1.64 [1]	8,884	3.33 [2]	3.33 [2]	1.24 [2]	(0.06)[2]	138
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 129

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Heritage Fund – Service Class
†2011	$15.03	$(0.00)	$0.75	$0.75	$–	$–	$–	$–	$15.78	4.99%[1]	$265,838	1.45%[2]	1.45%[2]	1.41%[2]	(0.00)%[2]	17%
2010	12.07	0.03	3.28	3.31	(0.06)	(0.29)	(0.35)	–	15.03	27.50	243,822	1.47	1.47	1.38	0.21	66
2009	7.95	(0.00)	4.12	4.12	–	–	–	–	12.07	51.82	182,690	1.51	1.51	1.42	(0.02)	59
2008	12.88	0.02	(4.70)	(4.68)	–	(0.25)	(0.25)	–	7.95	(36.22)	78,526	1.50	1.49	1.49	0.14	128
2007	14.09	(0.02)	0.22	0.20	–	(1.42)	(1.42)	0.01	12.88	1.20	103,652	1.42	1.42	1.27	(0.10)	138
2006	12.47	0.01	2.82	2.83	–	(1.21)	(1.21)	–	14.09	22.62	95,349	1.48	1.47	1.32	(0.05)	98

Royce Heritage Fund – Consultant Class
†2011	$12.50	$(0.05)	$0.62	$0.57	$–	$–	$–	$–	$13.07	4.56%[1]	$16,910	2.26%[2]	2.26%[2]	2.26%[2]	(0.83)%[2]	17%
2010	10.14	(0.08)	2.73	2.65		(0.29)	(0.29)	–	12.50	26.22	12,801	2.36	2.36	2.36	(0.77)	66
2009	6.75	(0.09)	3.48	3.39	–	–	–	–	10.14	50.22	7,485	2.55	2.55	2.49	(1.05)	59
2008	11.10	(0.08)	(4.03)	(4.11)	–	(0.25)	(0.25)	0.01	6.75	(36.81)	4,609	2.69	2.68	2.49	(0.86)	128
2007	12.47	(0.17)	0.21	0.04	–	(1.42)	(1.42)	0.01	11.10	0.07	6,728	2.61	2.60	2.49	(1.33)	138
2006	11.29	(0.14)	2.53	2.39	–	(1.21)	(1.21)	–	12.47	21.08	3,879	3.20	3.18	2.49	(1.12)	98

Royce Heritage Fund – R Class[c]
†2011	$11.63	$(0.02)	$0.57	$0.55	$–	$–	$–	$–	$12.18	4.73%[1]	$3,576	1.87%[2]	1.87%[2]	1.84%[2]	(0.36)%[2]	17%
2010	9.43	(0.03)	2.55	2.52	(0.03)	(0.29)	(0.32)	–	11.63	26.84	1,909	2.22	2.22	1.84	(0.25)	66
2009	6.23	(0.05)	3.25	3.20	–	–	–	–	9.43	51.36	832	4.03	4.03	1.84	(0.56)	59
2008	10.00	(0.01)	(3.51)	(3.52)	–	(0.25)	(0.25)	–	6.23	(35.05)[1]	65	19.77 [2]	19.76 [2]	1.84 [2]	(0.27)[2]	128

Royce Heritage Fund – K Class[c]
†2011	$11.68	$(0.01)	$0.58	$0.57	$–	$–	$–	$–	$12.25	4.88%[1]	$5,588	1.68%[2]	1.68%[2]	1.59%[2]	(0.20)%[2]	17%
2010	9.46	(0.03)	2.60	2.57	(0.06)	(0.29)	(0.35)	–	11.68	27.29	5,214	1.67	1.67	1.59	(0.00)	66
2009	6.24	(0.02)	3.24	3.22	–	–	–	–	9.46	51.60	287	5.82	5.82	1.59	(0.26)	59
2008	10.00	(0.00)	(3.51)	(3.51)	–	(0.25)	(0.25)	–	6.24	(34.95)[1]	65	19.53 [2]	19.53 [2]	1.59 [2]	(0.02)[2]	128

Royce Opportunity Fund – Investment Class
†2011	$12.08	$(0.03)	$0.34	$0.31	$–	$–	$–	$–	$12.39	2.57%[1]	$1,147,316	1.15%[2]	1.15%[2]	1.15%[2]	(0.49)%[2]	19%
2010	9.03	(0.04)	3.09	3.05	–	–	–	–	12.08	33.78	1,170,607	1.17	1.17	1.17	(0.44)	47
2009	5.57	(0.03)	3.49	3.46	(0.00)	–	(0.00)	–	9.03	62.14	836,268	1.22	1.22	1.22	(0.43)	44
2008	11.02	0.06	(5.12)	(5.06)	(0.05)	(0.34)	(0.39)	–	5.57	(45.73)	581,860	1.17	1.17	1.17	0.63	52
2007	13.04	0.06	(0.27)	(0.21)	(0.07)	(1.74)	(1.81)	–	11.02	(2.00)	1,550,045	1.11	1.10	1.10	0.36	50
2006	12.29	(0.01)	2.32	2.31	–	(1.56)	(1.56)	–	13.04	18.76	1,811,073	1.12	1.11	1.11	(0.05)	47

Royce Opportunity Fund – Service Class
†2011	$11.78	$(0.05)	$0.32	$0.27	$–	$–	$–	$0.01	$12.06	2.38%[1]	$261,397	1.46%[2]	1.46%[2]	1.46%[2]	(0.80)%[2]	19%
2010	8.83	(0.08)	3.03	2.95	–	–	–	–	11.78	33.41	312,728	1.46	1.46	1.46	(0.78)	47
2009	5.46	(0.05)	3.42	3.37	–	–	–	–	8.83	61.72	298,410	1.47	1.47	1.47	(0.69)	44
2008	10.80	0.04	(5.00)	(4.96)	(0.04)	(0.34)	(0.38)	–	5.46	(45.76)	162,607	1.41	1.41	1.34	0.40	52
2007	12.82	0.02	(0.25)	(0.23)	(0.05)	(1.74)	(1.79)	–	10.80	(2.22)	293,012	1.39	1.39	1.29	0.14	50
2006	12.13	(0.03)	2.28	2.25	–	(1.56)	(1.56)	–	12.82	18.51	291,911	1.40	1.40	1.29	(0.20)	47

130 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund – Consultant Class[g]
†2011	$11.46	$(0.09)	$0.32	$0.23	$–	$–	$–	$–	$11.69	2.01%[1]	$14,636	2.22%[2]	2.21%[2]	2.21%[2]	(1.55)%[2]	19%
2010	8.66	(0.15)	2.95	2.80	–	–	–	–	11.46	32.33	13,126	2.29	2.29	2.29	(1.56)	47
2009	5.42	(0.11)	3.35	3.24	–	–	–	–	8.66	59.78	7,500	2.45	2.45	2.45	(1.66)	44
2008	10.78	(0.07)	(4.95)	(5.02)	–	(0.34)	(0.34)	–	5.42	(46.40)	4,707	2.48	2.47	2.47	(0.74)	52
2007	12.90	(0.14)	(0.24)	(0.38)	–	(1.74)	(1.74)	–	10.78	(3.34)	7,982	2.48	2.46	2.46	(1.03)	50
2006	14.29	(0.12)	0.29	0.17	–	(1.56)	(1.56)	–	12.90	1.16 [1]	4,080	3.75 [2]	3.74 [2]	2.49 [2]	(1.24)[2]	47

Royce Opportunity Fund – Institutional Class
†2011	$12.16	$(0.02)	$0.33	$0.31	$–	$–	$–	$–	$12.47	2.55%[1]	$717,382	1.03%[2]	1.03%[2]	1.03%[2]	(0.36)%[2]	19%
2010	9.07	(0.03)	3.12	3.09	–	–	–	–	12.16	34.07	702,220	1.04	1.04	1.04	(0.32)	47
2009	5.60	(0.02)	3.50	3.48	(0.01)	–	(0.01)	–	9.07	62.23	502,300	1.04	1.04	1.04	(0.26)	44
2008	11.09	0.05	(5.13)	(5.08)	(0.07)	(0.34)	(0.41)	–	5.60	(45.66)	310,272	1.04	1.04	1.04	0.60	52
2007	13.11	0.06	(0.25)	(0.19)	(0.09)	(1.74)	(1.83)	–	11.09	(1.89)	333,452	1.02	1.02	1.02	0.47	50
2006	12.34	0.00	2.33	2.33	–	(1.56)	(1.56)	–	13.11	18.85	248,710	1.04	1.03	1.03	0.03	47

Royce Opportunity Fund – R Class[b]
†2011	$11.78	$(0.07)	$0.32	$0.25	$–	$–	$–	$–	$12.03	2.12%[1]	$2,454	2.02%[2]	2.02%[2]	1.84%[2]	(1.16)%[2]	19%
2010	8.86	(0.11)	3.03	2.92	–	–	–	–	11.78	32.96	1,407	2.88	2.88	1.84	(1.06)	47
2009	5.50	(0.07)	3.43	3.36	–	–	–	–	8.86	61.09	341	9.91	9.91	1.84	(1.05)	44
2008	11.02	(0.06)	(5.08)	(5.14)	(0.04)	(0.34)	(0.38)	–	5.50	(46.50)	64	18.28	18.27	1.84	(0.04)	52
2007	14.43	(0.08)	(1.57)	(1.65)	(0.02)	(1.74)	(1.76)	–	11.02	(11.77)[1]	88	14.59 [2]	14.59 [2]	1.74 [2]	(0.92)[2]	50

Royce Opportunity Fund – K Class[c]
†2011	$10.98	$(0.04)	$0.30	$0.26	$–	$–	$–	$–	$11.24	2.37%[1]	$7,829	1.41%[2]	1.41%[2]	1.41%[2]	(0.73)%[2]	19%
2010	8.24	(0.07)	2.81	2.74	–	–	–	–	10.98	33.25	6,657	1.63	1.63	1.59	(0.76)	47
2009	5.11	(0.06)	3.19	3.13	–	–	–	–	8.24	61.25	286	6.85	6.85	1.59	(0.86)	44
2008	10.00	(0.00)	(4.51)	(4.51)	(0.04)	(0.34)	(0.38)	–	5.11	(44.92)[1]	24	44.39 [2]	44.39 [2]	1.59 [2]	(0.06)[2]	52

Royce Special Equity Fund – Investment Class
†2011	$20.87	$0.02	$0.63	$0.65	$–	$–	$–	$–	$21.52	3.11%[1]	$1,774,403	1.14%[2]	1.14%[2]	1.14%[2]	0.22%[2]	7%
2010	17.50	0.14	3.29	3.43	(0.06)	–	(0.06)	–	20.87	19.61	1,487,632	1.17	1.16	1.16	0.78	21
2009	13.69	0.07	3.80	3.87	(0.07)	–	(0.07)	0.01	17.50	28.38	842,678	1.17	1.17	1.17	0.62	10
2008	18.27	0.21	(3.83)	(3.62)	(0.21)	(0.75)	(0.96)	–	13.69	(19.62)	316,558	1.15	1.15	1.15	1.32	27
2007	19.72	0.13	0.86	0.99	(0.12)	(2.32)	(2.44)	–	18.27	4.74	385,864	1.12	1.11	1.11	0.57	29
2006	18.70	0.11	2.53	2.64	(0.11)	(1.51)	(1.62)	–	19.72	14.00	438,427	1.13	1.13	1.13	0.51	16

Royce Special Equity Fund – Service Class
†2011	$20.83	$(0.00)	$0.63	$0.63	$–	$–	$–	$–	$21.46	3.02%[1]	$212,339	1.44%[2]	1.44%[2]	1.39%[2]	(0.03)%[2]	7%
2010	17.48	0.10	3.27	3.37	(0.03)	–	(0.03)	0.01	20.83	19.33	160,870	1.48	1.48	1.39	0.56	21
2009	13.69	(0.00)	3.84	3.84	(0.06)	–	(0.06)	0.01	17.48	28.11	72,360	1.52	1.52	1.39	0.29	10
2008	18.28	0.11	(3.77)	(3.66)	(0.19)	(0.75)	(0.94)	0.01	13.69	(19.74)	9,549	1.83	1.82	1.35	1.27	27
2007	19.73	0.03	0.92	0.95	(0.09)	(2.32)	(2.41)	0.01	18.28	4.58	2,758	2.04	2.03	1.35	0.27	29
2006	18.66	0.10	2.48	2.58	–	(1.51)	(1.51)	–	19.73	13.70	1,200	1.69	1.69	1.35	0.52	16

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 131

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund – Consultant Class
†2011	$20.16	$(0.08)	$0.61	$0.53	$–	$–	$–	$–	$20.69	2.63%[1]	$47,608	2.14%[2]	2.14%[2]	2.14%[2]	(0.79)%[2]	7%
2010	17.03	(0.04)	3.17	3.13	–	–	–	–	20.16	18.38	38,497	2.17	2.17	2.17	(0.22)	21
2009	13.42	(0.06)	3.67	3.61	–	–	–	–	17.03	26.90	20,891	2.23	2.23	2.23	(0.41)	10
2008	17.87	0.03	(3.72)	(3.69)	(0.01)	(0.75)	(0.76)	–	13.42	(20.46)	11,460	2.26	2.26	2.26	0.18	27
2007	19.43	(0.10)	0.86	0.76	–	(2.32)	(2.32)	–	17.87	3.63	15,778	2.20	2.19	2.19	(0.50)	29
2006	18.55	(0.12)	2.51	2.39	–	(1.51)	(1.51)	–	19.43	12.75	17,231	2.23	2.22	2.22	(0.60)	16

Royce Special Equity Fund – Institutional Class
†2011	$20.79	$0.04	$0.62	$0.66	$–	$–	$–	$–	$21.45	3.17%[1]	$501,340	1.02%[2]	1.02%[2]	1.02%[2]	0.34%[2]	7%
2010	17.44	0.16	3.27	3.43	(0.08)	–	(0.08)	–	20.79	19.69	445,168	1.04	1.04	1.04	0.91	21
2009	13.65	0.11	3.77	3.88	(0.09)	–	(0.09)	–	17.44	28.42	280,253	1.05	1.05	1.05	0.81	10
2008	18.22	0.21	(3.80)	(3.59)	(0.23)	(0.75)	(0.98)	–	13.65	(19.52)	161,840	1.05	1.05	1.05	1.43	27
2007	19.68	0.13	0.87	1.00	(0.14)	(2.32)	(2.46)	–	18.22	4.79	157,100	1.04	1.04	1.04	0.64	29
2006	18.66	0.12	2.54	2.66	(0.13)	(1.51)	(1.64)	–	19.68	14.12	147,661	1.05	1.05	1.05	0.58	16

Royce Value Fund – Investment Class[d]
†2011	$12.70	$(0.01)	$0.81	$0.80	$–	$–	$–	$–	$13.50	6.30%[1]	$302,534	1.16%[2]	1.16%[2]	1.16%[2]	(0.12)%[2]	17%
2010	10.16	0.03	2.55	2.58	(0.04)	–	(0.04)	–	12.70	25.42	115,007	1.16	1.16	1.16	0.32	35
2009	7.00	0.01	3.15	3.16	–	–	–	–	10.16	45.14	67,249	1.14	1.14	1.14	0.06	49
2008	10.62	(0.01)	(3.61)	(3.62)	–	–	–	–	7.00	(34.09)	18,993	1.16	1.16	1.16	(0.06)	41
2007	11.22	(0.32)	0.60	0.28	(0.19)	(0.69)	(0.88)	–	10.62	2.36 [1]	13,233	1.89 [2]	1.88 [2]	1.24 [2]	0.06 [2]	67

Royce Value Fund – Service Class
†2011	$12.65	$(0.03)	$0.81	$0.78	$–	$–	$–	$–	$13.43	6.17%[1]	$1,439,287	1.44%[2]	1.44%[2]	1.42%[2]	(0.38)%[2]	17%
2010	10.13	0.00	2.53	2.53	(0.01)	–	(0.01)	–	12.65	24.97	1,415,766	1.46	1.46	1.44	0.04	35
2009	7.00	(0.03)	3.16	3.13	–	–	–	–	10.13	44.71	1,178,806	1.47	1.47	1.45	(0.31)	49
2008	10.64	(0.03)	(3.62)	(3.65)	–	–	–	0.01	7.00	(34.21)	704,406	1.45	1.45	1.45	(0.34)	41
2007	11.06	(0.03)	0.45	0.42	(0.16)	(0.69)	(0.85)	0.01	10.64	3.77	663,808	1.43	1.43	1.36	(0.08)	67
2006	9.67	(0.02)	1.63	1.61	(0.02)	(0.22)	(0.24)	0.02	11.06	16.76	452,383	1.43	1.42	1.31	(0.15)	41

Royce Value Fund – Consultant Class[g]
†2011	$12.21	$(0.07)	$0.77	$0.70	$–	$–	$–	$–	$12.91	5.73%[1]	$42,296	2.15%[2]	2.15%[2]	2.15%[2]	(1.11)%[2]	17%
2010	9.84	(0.07)	2.44	2.37	–	–	–	–	12.21	24.09	35,167	2.18	2.18	2.18	(0.69)	35
2009	6.85	(0.09)	3.08	2.99	–	–	–	–	9.84	43.65	27,625	2.23	2.23	2.23	(1.09)	49
2008	10.50	(0.11)	(3.54)	(3.65)	–	–	–	–	6.85	(34.76)	15,915	2.29	2.28	2.28	(1.18)	41
2007	10.98	(0.16)	0.45	0.29	(0.09)	(0.69)	(0.78)	0.01	10.50	2.65	14,374	2.35	2.33	2.33	(1.05)	67
2006	10.94	(0.07)	0.32	0.25	(0.00)	(0.22)	(0.22)	0.01	10.98	2.33 [1]	4,424	4.35 [2]	4.34 [2]	2.49 [2]	(0.93)[2]	41

Royce Value Fund – Institutional Class[h]
†2011	$12.71	$0.00	$0.80	$0.80	$–	$–	$–	$–	$13.51	6.29%[1]	$234,784	1.04%[2]	1.04%[2]	1.04%[2]	0.00%[2]	17%
2010	10.17	0.05	2.54	2.59	(0.05)	–	(0.05)	–	12.71	25.52	219,111	1.04	1.04	1.04	0.45	35
2009	7.00	0.01	3.16	3.17	–	–	–	–	10.17	45.29	167,215	1.04	1.04	1.04	0.10	49
2008	10.61	0.00	(3.61)	(3.61)	–	–	–	–	7.00	(34.02)	114,244	1.04	1.04	1.04	0.03	41
2007	11.04	0.02	0.43	0.45	(0.19)	(0.69)	(0.88)	–	10.61	4.00	172,877	1.03	1.03	1.03	0.25	67
2006	10.52	0.01	0.77	0.78	(0.04)	(0.22)	(0.26)	–	11.04	7.35 [1]	13,898	1.27 [2]	1.27 [2]	1.04 [2]	0.43 [2]	41

132 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Fund – R Class[i]
†2011	$12.54	$(0.03)	$0.79	$0.76	$–	$–	$–	$–	$13.30	6.06%[1]	$36,901	1.59%[2]	1.59%[2]	1.59%[2]	(0.53)%[2]	17%
2010	10.05	(0.02)	2.51	2.49	(0.00)	–	(0.00)	–	12.54	24.81	26,524	1.68	1.67	1.67	(0.16)	35
2009	6.97	(0.06)	3.14	3.08	–	–	–	–	10.05	44.19	6,114	2.08	2.08	1.84	(0.68)	49
2008	10.63	(0.06)	(3.62)	(3.68)	–	–	–	0.02	6.97	(34.43)	326	6.72	6.71	1.84	(0.68)	41
2007	11.64	(0.01)	(0.14)	(0.15)	(0.17)	(0.69)	(0.86)	–	10.63	(1.39)[1]	99	16.39 [2]	16.39 [2]	1.74 [2]	(0.26)[2]	67

Royce Value Fund – K Class[c]
†2011	$10.54	$(0.03)	$0.68	$0.65	$–	$–	$–	$–	$11.19	6.17%[1]	$17,447	1.54%[2]	1.54%[2]	1.54%[2]	(0.46)%[2]	17%
2010	8.46	(0.00)	2.10	2.10	(0.02)	–	(0.02)	–	10.54	24.82	13,195	1.50	1.50	1.50	0.01	35
2009	5.91	(0.03)	2.58	2.55	–	–	–	–	8.46	43.15	4,721	1.73	1.73	1.59	(0.43)	49
2008	10.00	(0.01)	(4.08)	(4.09)	–	–	–	–	5.91	(40.90)[1]	1,550	9.63 [2]	9.63 [2]	1.59 [2]	(0.35)[2]	41

Royce Value Plus Fund – Investment Class[d]
†2011	$13.52	$(0.03)	$0.60	$0.57	$–	$–	$–	$–	$14.09	4.22%[1]	$408,623	1.10%[2]	1.10%[2]	1.10%[2]	(0.48)%[2]	28%
2010	11.31	(0.02)	2.31	2.29	(0.08)	–	(0.08)	–	13.52	20.25	305,161	1.08	1.08	1.08	(0.14)	48
2009	7.97	0.01	3.33	3.34	–	–	–	–	11.31	41.91	261,906	1.06	1.06	1.06	0.13	39
2008	13.80	(0.02)	(5.63)	(5.65)	–	(0.18)	(0.18)	–	7.97	(40.88)	122,043	1.07	1.07	1.07	(0.15)	42
2007	14.38	(0.61)	0.81	0.20	(0.21)	(0.58)	(0.79)	0.01	13.80	1.33 [1]	66,888	1.33 [2]	1.32 [2]	1.24 [2]	(0.24)[2]	42

Royce Value Plus Fund – Service Class
†2011	$13.42	$(0.06)	$0.61	$0.55	$–	$–	$–	$–	$13.97	4.10%[1]	$2,072,086	1.44%[2]	1.44%[2]	1.42%[2]	(0.81)%[2]	28%
2010	11.24	(0.06)	2.27	2.21	(0.03)	–	(0.03)	–	13.42	19.70	2,454,325	1.44	1.44	1.42	(0.53)	48
2009	7.95	(0.02)	3.31	3.29	–	–	–	–	11.24	41.38	2,505,017	1.47	1.47	1.45	(0.25)	39
2008	13.81	(0.06)	(5.62)	(5.68)	–	(0.18)	(0.18)	–	7.95	(41.07)	1,709,764	1.44	1.43	1.43	(0.53)	42
2007	14.09	(0.08)	0.54	0.46	(0.17)	(0.58)	(0.75)	0.01	13.81	3.24	2,690,448	1.41	1.40	1.33	(0.37)	42
2006	12.03	(0.06)	2.38	2.32	(0.00)	(0.27)	(0.27)	0.01	14.09	19.35	1,513,626	1.41	1.40	1.26	(0.45)	31

Royce Value Plus Fund – Consultant Class[g]
†2011	$12.99	$(0.10)	$0.58	$0.48	$–	$–	$–	$–	$13.47	3.70%[1]	$26,516	2.16%[2]	2.16%[2]	2.16%[2]	(1.55)%[2]	28%
2010	10.93	(0.14)	2.20	2.06	–	–	–	–	12.99	18.85	30,279	2.16	2.16	2.16	(1.26)	48
2009	7.79	(0.09)	3.23	3.14	–	–	–	–	10.93	40.31	31,154	2.20	2.20	2.20	(0.98)	39
2008	13.65	(0.15)	(5.53)	(5.68)	–	(0.18)	(0.18)	–	7.79	(41.55)	26,024	2.21	2.21	2.21	(1.30)	42
2007	13.97	(0.20)	0.54	0.34	(0.09)	(0.58)	(0.67)	0.01	13.65	2.40	47,409	2.18	2.16	2.16	(1.18)	42
2006	13.85	(0.16)	0.55	0.39	–	(0.27)	(0.27)	–	13.97	2.78 [1]	12,956	2.91 [2]	2.90 [2]	2.49 [2]	(1.61)[2]	31

Royce Value Plus Fund – Institutional Class[j]
†2011	$13.52	$(0.03)	$0.60	$0.57	$–	$–	$–	$–	$14.09	4.22%[1]	$432,893	1.04%[2]	1.04%[2]	1.04%[2]	(0.43)%[2]	28%
2010	11.31	(0.01)	2.30	2.29	(0.08)	–	(0.08)	–	13.52	20.25	425,911	1.04	1.04	1.04	(0.12)	48
2009	7.97	0.01	3.33	3.34	–	–	–	–	11.31	41.91	357,734	1.06	1.06	1.06	0.08	39
2008	13.80	(0.01)	(5.64)	(5.65)	–	(0.18)	(0.18)	–	7.97	(40.88)	143,315	1.04	1.04	1.04	(0.13)	42
2007	14.08	(0.17)	0.68	0.51	(0.21)	(0.58)	(0.79)	–	13.80	3.52	143,312	1.05	1.04	1.04	(0.05)	42
2006	14.20	(0.04)	0.21	0.17	(0.02)	(0.27)	(0.29)	–	14.08	1.16 [1]	30,985	1.17 [2]	1.17 [2]	1.04 [2]	(0.18)[2]	31

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 133

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Plus Fund – R Class[i]
†2011	$13.24	$(0.08)	$0.58	$0.50	$–	$–	$–	$–	$13.74	3.78%[1]	$1,184	2.41%[2]	2.41%[2]	1.84%[2]	(1.22)%[2]	28%
2010	11.13	(0.11)	2.26	2.15	(0.04)	–	(0.04)	–	13.24	19.34	942	2.75	2.75	1.84	(0.90)	48
2009	7.91	(0.06)	3.28	3.22	–	–	–	–	11.13	40.71	642	3.76	3.76	1.84	(0.70)	39
2008	13.80	(0.09)	(5.62)	(5.71)	–	(0.18)	(0.18)	–	7.91	(41.31)	331	6.62	6.62	1.84	(0.92)	42
2007	15.16	(0.03)	(0.57)	(0.60)	(0.18)	(0.58)	(0.76)	–	13.80	(4.05)[1]	96	16.18 [2]	16.18 [2]	1.74 [2]	(0.68)[2]	42

Royce Value Plus Fund – K Class[c]
†2011	$9.77	$(0.05)	$0.44	$0.39	$–	$–	$–	$–	$10.16	3.99%[1]	$1,978	1.88%[2]	1.88%[2]	1.59%[2]	(0.98)%[2]	28%
2010	8.22	(0.06)	1.67	1.61	(0.06)	–	(0.06)	–	9.77	19.55	1,851	1.88	1.88	1.59	(0.67)	48
2009	5.82	(0.03)	2.43	2.40	–	–	–	–	8.22	41.24	1,363	2.46	2.45	1.59	(0.38)	39
2008	10.00	(0.04)	(3.96)	(4.00)	–	(0.18)	(0.18)	–	5.82	(39.91)[1]	31	39.36 [2]	39.36 [2]	1.59 [2]	(0.75)[2]	42

Royce 100 Fund – Investment Class[d]
†2011	$9.82	$(0.02)	$0.55	$0.53	$–	$–	$–	$–	$10.35	5.40%[1]	$78,822	1.15%[2]	1.15%[2]	1.15%[2]	(0.37)%[2]	7%
2010	7.94	0.03	1.96	1.99	–	(0.11)	(0.11)	–	9.82	25.06	66,011	1.17	1.17	1.17	0.33	27
2009	5.74	0.00	2.20	2.20	–	–	–	–	7.94	38.33	35,165	1.22	1.22	1.22	0.03	42
2008	8.23	0.01	(2.41)	(2.40)	–	(0.09)	(0.09)	–	5.74	(29.13)	15,748	1.39	1.39	1.24	0.21	72
2007	8.42	0.00	0.54	0.54	–	(0.73)	(0.73)	–	8.23	6.20 [1]	7,246	3.37 [2]	3.36 [2]	1.24 [2]	0.04 [2]	85

Royce 100 Fund – Service Class
†2011	$9.76	$(0.03)	$0.55	$0.52	$–	$–	$–	$–	$10.28	5.33%[1]	$411,313	1.45%[2]	1.45%[2]	1.40%[2]	(0.63)%[2]	7%
2010	7.91	0.00	1.96	1.96	–	(0.11)	(0.11)	–	9.76	24.77	366,184	1.50	1.50	1.46	0.03	27
2009	5.73	(0.01)	2.19	2.18	–	–	–	–	7.91	38.05	197,607	1.54	1.54	1.49	(0.19)	42
2008	8.22	(0.01)	(2.40)	(2.41)	–	(0.09)	(0.09)	0.01	5.73	(29.17)	43,882	1.57	1.56	1.49	(0.10)	72
2007	8.32	(0.01)	0.64	0.63	–	(0.73)	(0.73)	–	8.22	7.34	28,749	1.56	1.56	1.31	(0.08)	85
2006	7.52	(0.02)	1.04	1.02	–	(0.23)	(0.23)	0.01	8.32	13.70	34,691	1.73	1.72	1.47	(0.26)	45

Royce 100 Fund – R Class[c]
†2011	$11.72	$(0.06)	$0.66	$0.60	$–	$–	$–	$–	$12.32	5.12%[1]	$2,237	2.56%[2]	2.55%[2]	1.84%[2]	(1.05)%[2]	7%
2010	9.52	(0.03)	2.34	2.31	–	(0.11)	(0.11)	–	11.72	24.26	1,358	2.22	2.21	1.84	(0.29)	27
2009	6.93	(0.05)	2.64	2.59	–	–	–	–	9.52	37.37	296	6.58	6.57	1.84	(0.56)	42
2008	10.00	(0.02)	(2.96)	(2.98)	–	(0.09)	(0.09)	–	6.93	(29.78)[1]	70	18.97 [2]	18.97 [2]	1.84 [2]	(0.44)[2]	72

Royce 100 Fund – K Class[c]
†2011	$11.81	$(0.05)	$0.66	$0.61	$–	$–	$–	$–	$12.42	5.17%[1]	$5,358	1.61%[2]	1.61%[2]	1.59%[2]	(0.80)%[2]	7%
2010	9.57	0.02	2.33	2.35	–	(0.11)	(0.11)	–	11.81	24.55	2,915	1.89	1.89	1.59	0.20	27
2009	6.94	(0.03)	2.66	2.63	–	–	–	–	9.57	37.90	186	5.78	5.78	1.59	(0.41)	42
2008	10.00	(0.01)	(2.96)	(2.97)	–	(0.09)	(0.09)	–	6.94	(29.68)[1]	95	17.55 [2]	17.55 [2]	1.59 [2]	(0.13)[2]	72

Royce Discovery Fund – Service Class
†2011	$5.24	$(0.02)	$0.16	$0.14	$–	$–	$–	$–	$5.38	2.67%[1]	$3,751	2.89%[2]	2.89%[2]	1.49%[2]	(0.71)%[2]	44%
2010	4.38	(0.01)	0.87	0.86	–	–	–	–	5.24	19.63	3,637	3.04	3.04	1.49	(0.19)	105
2009	3.48	(0.01)	0.91	0.90	–	–	–	–	4.38	25.86	2,910	3.56	3.56	1.49	(0.30)	13
2008	5.85	(0.01)	(2.06)	(2.07)	–	(0.30)	(0.30)	–	3.48	(35.07)	2,332	2.77	2.77	1.49	(0.22)	63
2007	6.87	(0.02)	(0.49)	(0.51)	–	(0.51)	(0.51)	–	5.85	(7.44)	3,911	2.43	2.43	1.49	(0.35)	105
2006	6.33	(0.02)	1.08	1.06	–	(0.52)	(0.52)	–	6.87	16.84	4,405	3.75	3.73	1.49	(0.37)	91

134 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Financial Services Fund – Service Class
†2011	$6.50	$0.02	$0.15	$0.17	$–	$–	$–	$–	$6.67	2.62%[1]	$19,189	1.81%[2]	1.81%[2]	1.49%[2]	0.65%[2]	5%
2010	5.57	0.07	0.96	1.03	(0.10)	–	(0.10)	–	6.50	18.45	14,688	1.94	1.94	1.49	1.14	16
2009	4.25	0.04	1.31	1.35	(0.04)	–	(0.04)	0.01	5.57	32.13	13,525	2.06	2.06	1.49	0.90	34
2008	6.71	0.07	(2.46)	(2.39)	(0.05)	(0.03)	(0.08)	0.01	4.25	(35.37)	9,553	2.35	2.34	1.49	1.85	48
2007	7.37	0.08	(0.43)	(0.35)	(0.08)	(0.24)	(0.32)	0.01	6.71	(4.72)	4,650	2.38	2.37	1.49	1.01	36
2006	6.26	0.08	1.46	1.54	(0.06)	(0.37)	(0.43)	–	7.37	24.77	4,080	3.71	3.70	1.49	1.44	14

Royce Dividend Value Fund – Investment Class[i]
†2011	$6.80	$0.03	$0.29	$0.32	$(0.03)	$–	$(0.03	$–	$7.09	4.72%[1]	$76,324	1.20%[2]	1.20%[2]	1.20%[2]	1.00%[2]	6%
2010	5.31	0.09	1.51	1.60	(0.08)	(0.03)	(0.11)	–	6.80	30.46	35,626	1.38	1.38	1.24	1.56	21
2009	3.90	0.07	1.40	1.47	(0.06)	–	(0.06)	–	5.31	38.22	13,208	1.69	1.69	1.24	1.70	43
2008	5.82	0.11	(1.91)	(1.80)	(0.12)	(0.00)	(0.12)	–	3.90	(31.38)	1,881	2.84	2.83	1.24	2.13	61
2007	6.94	0.01	(0.11)	(0.10)	(0.02)	(1.00)	(1.02)	–	5.82	(1.71)[1]	1,843	17.04 [2]	17.04 [2]	1.24 [2]	2.83 [2]	126

Royce Dividend Value Fund – Service Class
†2011	$6.82	$0.02	$0.30	$0.32	$(0.03)	$–	$(0.03)	$–	$7.11	4.63%[1]	$208,420	1.48%[2]	1.48%[2]	1.43%[2]	0.76%[2]	6%
2010	5.33	0.08	1.51	1.59	(0.07)	(0.03)	(0.10)	–	6.82	30.11	117,304	1.56	1.56	1.49	1.32	21
2009	3.92	0.07	1.39	1.46	(0.05)	–	(0.05)	–	5.33	37.73	16,107	2.04	2.04	1.49	1.45	43
2008	5.83	0.09	(1.90)	(1.81)	(0.10)	(0.00)	(0.10)	–	3.92	(31.47)	4,872	2.54	2.54	1.49	1.89	61
2007	6.92	0.14	(0.13)	0.01	(0.11)	(1.00)	(1.11)	0.01	5.83	(0.02)	3,835	2.03	2.04	1.49	2.08	126
2006	5.98	0.11	1.07	1.18	(0.09)	(0.15)	(0.24)	–	6.92	19.87	6,819	2.73	2.72	1.49	1.72	19

Royce SMid-Cap Value Fund – Service Class[k]
†2011	$11.44	$(0.03)	$0.58	$0.55	$–	$–	$–	$–	$11.99	4.81%[1]	$13,878	1.99%[2]	1.99%[2]	1.49%[2]	(0.55)%[2]	27%
2010	9.08	(0.03)	2.39	2.36	–	–	–	–	11.44	25.99	6,195	2.40	2.40	1.49	(0.26)	126
2009	7.06	(0.01)	2.03	2.02	(0.01)	–	(0.01)	0.01	9.08	28.75	7,365	2.03	2.03	1.49	(0.20)	216
2008	9.99	0.02	(2.96)	(2.94)	(0.01)	–	(0.01)	0.02	7.06	(29.27)	14,059	2.05	2.04	1.49	0.31	397
2007	10.00	0.01	0.01	0.02	(0.02)	(0.01)	(0.03)	–	9.99	0.16 [1]	1,379	16.82 [2]	16.40 [2]	1.49 [2]	0.67 [2]	17

Royce Focus Value Fund – Service Class[l]
†2011	$16.59	$(0.04)	$0.19	$0.15	$–	$–	$–	$–	$16.74	0.90%[1]	$9,752	1.93%[2]	1.93%[2]	1.49%[2]	(0.44)%[2]	17%
2010	14.82	(0.06)	2.30	2.24	(0.06)	(0.41)	(0.47)	–	16.59	15.16	8,942	1.95	1.95	1.49	(0.32)	31
2009	10.00	0.00	5.31	5.31	(0.05)	(0.44)	(0.49)	–	14.82	53.27 [1]	4,796	2.97 [2]	2.97 [2]	1.49 [2]	0.17 [2]	21

Royce Partners Fund – Service Class[m]
†2011	$13.15	$(0.01)	$0.59	$0.58	$–	$–	$–	$–	$13.73	4.41%[1]	$1,917	4.15%[2]	4.15%[2]	1.49%[2]	(0.12)%[2]	29%
2010	11.56	0.01	2.14	2.15	(0.16)	(0.41)	(0.57)	0.01	13.15	18.74	1,771	3.72	3.72	1.49	0.10	38
2009	10.00	(0.05)	1.61	1.56	–	–	–	–	11.56	15.60 [1]	1,501	5.27 [2]	5.27 [2]	1.49 [2]	(0.71)[2]	14

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 135

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Mid-Cap Fund – Service Class[n]
†2011	$11.86	$(0.02)	$0.80	$0.78	$–	$–	$–	$–	$12.64	6.58%[1]	$6,336	2.50%[2]	2.50%[2]	1.49%[2]	(0.40)%[2]	32%
2010	10.00	(0.03)	1.87	1.84	–	–	–	0.02	11.86	18.60 [1]	4,889	2.64 [2]	2.64 [2]	1.49 [2]	(0.25)[2]	117

Royce Special Equity Multi-Cap Fund – Service Class[o]
†2011	$10.00	$0.06)	$0.71	$0.77	$–	$–	$–	$–	$10.77	7.70%[1]	$10,461	2.85%[2]	2.85%[2]	1.39%[2]	1.28%[2]	3%

†	Period ended June 30, 2011 (unaudited).
[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on June 6, 2011.
[b]	The Class commenced operations on May 21, 2007.
[c]	The Class commenced operations on May 15, 2008.
[d]	The Class commenced operations on March 15, 2007.
[e]	The Class commenced operations on January 3, 2006.
[f]	The Class commenced operations on May 1, 2008.
[g]	The Class commenced operations on March 30, 2006.
[h]	The Class commenced operations on June 1, 2006.
[i]	The Class commenced operations on September 14, 2007.
[j]	The Class commenced operations on May 10, 2006.
[k]	The Fund commenced operations on September 28, 2007.
[l]	The Fund commenced operations on March 2, 2009.
[m]	The Fund commenced operations on April 28, 2009.
[n]	The Fund commenced operations on January 4, 2010.
[o]	The Fund commenced operations on January 3, 2011.

136 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Mid-Cap Fund and Royce Special Equity Multi-Cap Fund (the “Fund” or “Funds”), are nineteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
     At June 30, 2011, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Discovery Fund	57%	Royce Focus Value Fund	67%	Royce Mid-Cap Fund	37%
Royce SMid-Cap Value Fund	14%	Royce Partners Fund	87%	Royce Special Equity Multi-Cap Fund	17%

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non- U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 –	quoted prices in active markets for identical securities.
Level 2 –

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2011. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Pennsylvania Mutual Fund
Common stocks	$5,882,852,342	$206,707,269	$–	$6,089,559,611
Corporate bonds	–	310,339	–	310,339
Cash equivalents	48,430,322	475,211,000	–	523,641,322
Royce Micro-Cap Fund
Common stocks	952,337,049	389,588,220	968,359	1,342,893,628
Cash equivalents	12,185,618	161,519,000	–	173,704,618

The Royce Funds 2011 Semiannual Report to Shareholders | 137

Notes to Financial Statements (unaudited) (continued)

Valuation of Investments (continued):

	Level 1	Level 2	Level 3	Total
Royce Premier Fund
Common stocks	$6,005,478,613	$654,938,782	$–	$6,660,417,395
Cash equivalents	163,464,780	957,530,000	–	1,120,994,780
Royce Low-Priced Stock Fund
Common stocks	3,361,339,342	1,207,890,349	4,416,451	4,573,646,142
Cash equivalents	72,532,764	491,934,000	–	564,466,764
Royce Total Return Fund
Common stocks	4,522,466,144	146,441,329	3,394,907	4,672,302,380
Preferred stocks	–	5,943,750	80,875	6,024,625
Corporate bonds	–	24,446,137	–	24,446,137
Cash equivalents	26,734,043	347,107,000	–	373,841,043
Royce Heritage Fund
Common stocks	225,461,226	77,494,823	302,237	303,258,286
Cash equivalents	1,937,342	11,370,000	–	13,307,342
Royce Opportunity Fund
Common stocks	2,025,718,416	1,269,777	–	2,026,988,193
Corporate bonds	4,028,550	–	–	4,028,550
Cash equivalents	98,387,715	118,146,000	–	216,533,715
Royce Special Equity Fund
Common stocks	2,301,505,204	27,616,383	–	2,329,121,587
Cash equivalents	12,014,544	188,653,000	–	200,667,544
Royce Value Fund
Common stocks	1,841,752,985	196,270,932	–	2,038,023,917
Cash equivalents	31,235,926	36,980,000	–	68,215,926
Royce Value Plus Fund
Common stocks	2,538,255,975	272,874,723	–	2,811,130,698
Cash equivalents	26,056,190	102,505,000	–	128,561,190
Royce 100 Fund
Common stocks	441,671,888	30,053,650	–	471,725,538
Cash equivalents	3,214,256	26,475,000	–	29,689,256
Royce Discovery Fund
Common stocks	3,458,530	27,300	–	3,485,830
Cash equivalents	–	273,000	–	273,000
Royce Financial Services Fund
Common stocks	11,779,490	4,679,439	15,220	16,474,149
Preferred stocks	–	–	478	478
Corporate bonds	–	7,013	–	7,013
Cash equivalents	–	2,707,000	–	2,707,000
Royce Dividend Value Fund
Common stocks	220,097,730	31,095,517	613,103	251,806,350
Preferred stocks	–	–	364	364
Cash equivalents	–	30,997,000	–	30,997,000
Royce SMid-Cap Value Fund
Common stocks	9,633,166	2,183,758	–	11,816,924
Cash equivalents	–	2,110,000	–	2,110,000
Royce Focus Value Fund
Common stocks	7,903,190	1,423,557	–	9,326,747
Cash equivalents	–	387,000	–	387,000
Royce Partners Fund
Common stocks	1,362,254	322,551	–	1,684,805
Cash equivalents	–	246,000	–	246,000
Royce Mid-Cap Fund
Common stocks	5,179,985	681,090	–	5,861,075
Cash equivalents	–	429,000	–	429,000
Royce Special Equity Multi-Cap Fund
Common stocks	10,189,510	–	–	10,189,510

138 | The Royce Funds 2011 Semiannual Report to Shareholders

Valuation of Investments (continued):

Level 3 Reconciliation:

					Realized and
	Balance as of				Unrealized	Balance as of
	12/31/10	Purchases	Transfers In	Transfers Out	Gain (Loss)[1]	6/30/11
Royce Pennsylvania Mutual Fund
Corporate bonds	$315,928	$–	$–	$315,928	$–	$–
Royce Micro-Cap Fund
Common stocks	478,044	949,941	–	478,044	18,418	968,359
Royce Low-Priced Stock Fund
Common stocks	–	–	10,941,359	–	(6,524,908)	4,416,451
Royce Total Return Fund
Common stocks	3,279,115	–	–	–	115,792	3,394,907
Preferred stocks	72,209	–	–	–	8,666	80,875
Corporate bonds	605,540	–	–	605,540	–	–
Royce Heritage Fund
Common stocks	25,052	–	686,770	–	(409,585)	302,237
Royce Financial Services Fund
Common stocks	13,589	–	–	–	1,631	15,220
Preferred stocks	427	–	–	–	51	478
Corporate bonds	7,140	–	–	7,140	–	–
Royce Dividend Value Fund
Common stocks	436,973	87,078	432,019	–	(342,967)	613,103
Preferred stocks	325	–	–	–	39	364

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

The Royce Funds 2011 Semiannual Report to Shareholders | 139

Notes to Financial Statements (unaudited) (continued)

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 13, 2012. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the period ended June 30, 2011.

Capital Share Transactions (in dollars):

			Shares issued for
			reinvestment of				Net increase (decrease) from
	Shares sold		distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/11	Period ended	6/30/11	Period ended	6/30/11	Period ended	6/30/11	Period ended
	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10

Royce Pennsylvania Mutual Fund
Investment Class	$632,903,133	$1,021,481,166	$–	$18,616,325	$(618,810,713)	$(728,341,832)	$14,092,420	$311,755,659
Service Class	102,943,442	375,014,152	–	–	(66,070,277)	(669,894,876)	36,873,165	(294,880,724)
Consultant Class	39,055,611	64,532,975	–	–	(109,621,453)	(141,196,664)	(70,565,842)	(76,663,689)
Institutional Class	132,507,499		–		(1,630,708)		130,876,791
R Class	5,884,235	9,629,657	–	5,842	(4,990,704)	(4,838,832)	893,531	4,796,667
K Class	1,944,854	1,868,949	–	1,209	(1,725,053)	(665,377)	219,801	1,204,781

Royce Micro-Cap Fund
Investment Class	162,851,094	245,026,926	–	13,933,478	(115,169,132)	(250,609,490)	47,681,962	8,350,914
Service Class	41,230,503	50,199,457	–	1,817,837	(25,261,481)	(24,255,371)	15,969,022	27,761,923
Consultant Class	8,784,174	16,478,416	–	1,412,350	(21,529,999)	(25,488,446)	(12,745,825)	(7,597,680)

Royce Premier Fund
Investment Class	658,014,560	1,023,867,278	–	60,677,340	(802,564,513)	(990,800,103)	(144,549,953)	93,744,515
Service Class	132,527,443	212,183,471	–	7,533,718	(71,667,761)	(117,113,632)	60,859,682	102,603,557
Consultant Class	4,085,342	12,180,780	–	989,567	(7,934,236)	(13,629,915)	(3,848,894)	(459,568)
Institutional Class	232,299,510	151,651,283	–	8,919,376	(69,969,746)	(103,693,827)	162,329,764	56,876,832
W Class	236,719,090	124,612,526	–	2,911,987	(58,674,150)	(103,816,166)	178,044,940	23,708,347
R Class	12,832,031	7,193,721	–	126,237	(2,364,861)	(1,242,668)	10,467,170	6,077,290
K Class	8,446,589	2,300,659	–	93,135	(2,781,098)	(672,840)	5,665,491	1,720,954

Royce Low-Priced Stock Fund
Investment Class	213,995,003	60,223,068	–	1,426,231	(26,727,065)	(39,465,143)	187,267,938	22,184,156
Service Class	442,621,255	640,095,579	–	37,942,086	(622,795,834)	(663,010,786)	(180,174,579)	15,026,879
Institutional Class	294,636,770	256,842,683	–	13,493,631	(87,727,532)	(88,831,937)	206,909,238	181,504,377
R Class	3,565,029	1,580,738	–	33,954	(848,941)	(379,809)	2,716,088	1,234,883
K Class	4,196,767	4,069,123	–	91,477	(606,184)	(904,178)	3,590,583	3,256,422

140 | The Royce Funds 2011 Semiannual Report to Shareholders

Capital Share Transactions (in dollars)(continued):

			Shares issued for
			reinvestment of				Net increase (decrease) from
	Shares sold		distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/11	Period ended	6/30/11	Period ended	6/30/11	Period ended	6/30/11	Period ended
	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10

Royce Total Return Fund
Investment Class	$343,926,081	$595,300,600	$14,941,844	$38,890,681	$(438,523,656)	$(788,488,157)	$(79,655,731)	$(154,296,876)
Service Class	68,101,370	117,247,421	923,267	2,154,755	(56,365,231)	(91,665,765)	12,659,406	27,736,411
Consultant Class	21,213,712	26,461,371	–	1,202,598	(49,390,007)	(74,880,808)	(28,176,295)	(47,216,839)
Institutional Class	62,713,414	99,549,949	1,850,168	4,433,493	(39,468,965)	(77,467,978)	25,094,617	26,515,464
W Class	67,044,354	34,556,183	399,548	659,228	(9,293,299)	(21,204,039)	58,150,603	14,011,372
R Class	12,767,280	13,538,892	62,247	57,119	(4,334,605)	(2,670,536)	8,494,922	10,925,475
K Class	53,823,062	69,287,066	321,355	615,594	(42,738,599)	(30,109,297)	11,405,818	39,793,363

Royce Heritage Fund
Investment Class	8,886,081	2,036,981	–	304,569	(1,265,379)	(1,573,624)	7,620,702	767,926
Service Class	37,468,236	55,802,911	–	5,456,092	(27,192,429)	(46,066,420)	10,275,807	15,192,583
Consultant Class	4,518,359	4,578,016	–	265,346	(971,807)	(1,652,406)	3,546,552	3,190,956
R Class	2,457,023	837,908	–	48,733	(889,725)	(124,985)	1,567,298	761,656
K Class	3,031,523	4,343,321	–	152,012	(2,921,214)	(460,984)	110,309	4,034,349

Royce Opportunity Fund
Investment Class	119,530,826	375,263,712	–	–	(172,059,898)	(326,659,349)	(52,529,072)	48,604,363
Service Class	59,416,175	192,973,474	–	–	(118,350,755)	(261,598,825)	(58,934,580)	(68,625,351)
Consultant Class	3,197,490	4,501,500	–	–	(1,919,539)	(1,710,528)	1,277,951	2,790,972
Institutional Class	85,420,168	142,341,079	–	–	(87,785,636)	(112,563,866)	(2,365,468)	29,777,213
R Class	1,351,143	1,052,405	–	–	(318,973)	(239,907)	1,032,170	812,498
K Class	10,697,867	6,276,296	–	–	(9,490,713)	(979,077)	1,207,154	5,297,219

Royce Special Equity Fund
Investment Class	428,896,781	715,355,403	–	3,824,253	(190,505,480)	(280,326,141)	238,391,301	438,853,515
Service Class	70,588,345	96,747,229	–	206,806	(24,019,712)	(30,054,143)	46,568,633	66,899,892
Consultant Class	12,489,645	16,120,058	–	–	(4,389,632)	(3,666,621)	8,100,013	12,453,437
Institutional Class	88,401,912	141,266,593	–	1,443,464	(46,602,689)	(44,638,137)	41,799,223	98,071,920

Royce Value Fund
Investment Class	194,298,902	49,545,899	–	214,510	(16,977,836)	(22,881,502)	177,321,066	26,878,907
Service Class	248,648,072	317,849,506	–	1,017,552	(301,771,172)	(361,968,381)	(53,123,100)	(43,101,323)
Consultant Class	8,276,676	6,486,593	–	–	(3,104,730)	(5,552,294)	5,171,946	934,299
Institutional Class	31,432,088	46,681,429	–	876,119	(29,403,312)	(38,899,254)	2,028,776	8,658,294
R Class	13,504,270	18,765,661	–	7,422	(4,803,072)	(2,947,961)	8,701,198	15,825,122
K Class	11,363,723	8,278,537	–	20,566	(7,702,719)	(2,149,774)	3,661,004	6,149,329

Royce Value Plus Fund
Investment Class	145,726,206	112,455,416	–	1,234,530	(59,369,379)	(129,036,936)	86,356,827	(15,346,990)
Service Class	149,641,029	422,495,842	–	6,218,181	(623,783,061)	(899,465,894)	(474,142,032)	(470,751,871)
Consultant Class	833,691	1,503,660	–	–	(5,652,748)	(7,544,997)	(4,819,057)	(6,041,337)
Institutional Class	86,481,534	117,655,144	–	2,221,522	(97,072,256)	(122,842,800)	(10,590,722)	(2,966,134)
R Class	292,944	211,969	–	2,932	(79,762)	(60,350)	213,182	154,551
K Class	497,692	679,901	–	10,125	(449,530)	(483,344)	48,162	206,682

Royce 100 Fund
Investment Class	22,540,406	29,781,027	–	597,115	(13,432,718)	(10,416,601)	9,107,688	19,961,541
Service Class	84,036,058	172,989,231	–	3,859,949	(58,466,474)	(71,506,064)	25,569,584	105,343,116
R Class	1,331,984	1,279,852	–	13,212	(510,428)	(452,888)	821,556	840,176
K Class	3,875,867	2,621,155	–	25,750	(1,663,022)	(304,777)	2,212,845	2,342,128

Royce Discovery Fund
Service Class	1,150,074	326,254	–	–	(1,111,850)	(176,917)	38,224	149,337

Royce Financial Services Fund
Service Class	5,926,248	3,491,364	–	207,318	(1,682,702)	(4,494,327)	4,243,546	(795,645)

Royce Dividend Value Fund
Investment Class	43,253,683	32,140,043	245,852	392,085	(4,737,912)	(15,295,195)	38,761,623	17,236,933
Service Class	116,100,780	92,086,119	631,568	902,308	(31,054,806)	(5,838,649)	85,677,542	87,149,778

Royce SMid-Cap Value Fund
Service Class	9,042,557	2,306,077	–	–	(1,473,050)	(4,470,194)	7,569,507	(2,164,117)

The Royce Funds 2011 Semiannual Report to Shareholders | 141

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars)(continued):

			Shares issued for
			reinvestment of				Net increase (decrease) from
	Shares sold		distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/11	Period ended	6/30/11	Period ended	6/30/11	Period ended	6/30/11	Period ended
	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10

Royce Focus Value Fund
Service Class	$1,016,384	$3,276,473	$–	$241,674	$(261,703)	$(417,679)	$754,681	$3,100,468

Royce Partners Fund
Service Class	150,792	99,583	–	72,698	(83,258)	(106,884)	67,534	65,397

Royce Mid-Cap Fund
Service Class	1,311,762	4,991,388	–	–	(194,012)	(725,417)	1,117,750	4,265,971

Royce Special Equity Multi-Cap Fund
Service Class	10,311,878		–		(37,798)		10,274,080

Capital Share Transactions (in shares):

			Shares issued for
			reinvestment of				Net increase (decrease) in
	Shares sold		distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/11	Period ended	6/30/11	Period ended	6/30/11	Period ended	6/30/11	Period ended
	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10

Royce Pennsylvania Mutual Fund
Investment Class	51,657,955	101,110,350	–	1,631,580	(50,662,458)	(72,768,989)	995,497	29,972,941
Service Class	8,415,307	38,047,623	–	–	(5,375,301)	(64,257,471)	3,040,006	(26,209,848)
Consultant Class	3,509,031	7,044,939	–	–	(9,895,483)	(15,388,040)	(6,386,452)	(8,343,101)
Institutional Class	10,873,134		–		(136,131)		10,737,003
R Class	490,024	995,466	–	522	(418,145)	(489,108)	71,879	506,880
K Class	178,093	206,383	–	117	(152,387)	(74,476)	25,706	132,024

Royce Micro-Cap Fund
Investment Class	9,041,155	16,721,387	–	818,173	(6,409,925)	(17,371,149)	2,631,230	168,411
Service Class	2,286,727	3,356,423	–	107,628	(1,410,044)	(1,666,813)	876,683	1,797,238
Consultant Class	537,786	1,243,087	–	91,533	(1,336,751)	(1,916,627)	(798,965)	(582,007)

Royce Premier Fund
Investment Class	30,613,945	58,441,794	–	3,069,162	(37,301,071)	(57,533,512)	(6,687,126)	3,977,444
Service Class	6,222,351	12,254,979	–	386,344	(3,367,954)	(6,886,422)	2,854,397	5,754,901
Consultant Class	205,782	758,406	–	54,134	(402,320)	(822,849)	(196,538)	(10,309)
Institutional Class	10,591,322	8,510,569	–	448,210	(3,217,750)	(5,979,587)	7,373,572	2,979,192
W Class	11,099,641	7,141,869	–	146,922	(2,707,122)	(5,974,561)	8,392,519	1,314,230
R Class	605,056	411,800	–	6,524	(113,064)	(70,594)	491,992	347,730
K Class	754,529	250,706	–	9,158	(249,742)	(74,155)	504,787	185,709

Royce Low-Priced Stock Fund
Investment Class	11,474,781	3,887,888	–	79,946	(1,424,492)	(2,622,542)	10,050,289	1,345,292
Service Class	23,627,640	41,918,039	–	2,131,578	(33,257,020)	(44,731,293)	(9,629,380)	(681,676)
Institutional Class	15,511,856	16,269,786	–	755,522	(4,698,422)	(6,069,850)	10,813,434	10,955,458
R Class	190,377	103,709	–	1,929	(45,784)	(24,898)	144,593	80,740
K Class	351,115	417,054	–	8,024	(50,096)	(90,599)	301,019	334,479

Royce Total Return Fund
Investment Class	25,386,934	51,349,868	1,115,546	3,363,155	(32,262,044)	(68,825,212)	(5,759,564)	(14,112,189)
Service Class	5,016,032	10,027,392	68,830	190,183	(4,138,418)	(7,774,768)	946,444	2,442,807
Consultant Class	1,541,799	2,233,488	–	106,582	(3,612,752)	(6,441,621)	(2,070,953)	(4,101,551)
Institutional Class	4,625,363	8,759,355	138,412	380,496	(2,899,969)	(6,499,135)	1,863,806	2,640,716
W Class	5,002,266	3,016,907	29,779	56,074	(684,044)	(1,821,665)	4,348,001	1,251,316
R Class	932,102	1,135,434	4,609	5,065	(317,976)	(226,077)	618,735	914,422
K Class	5,085,283	7,402,335	30,643	66,901	(3,981,522)	(3,334,675)	1,134,404	4,134,561

Royce Heritage Fund
Investment Class	571,632	150,046	–	20,776	(80,349)	(118,424)	491,283	52,398
Service Class	2,377,355	4,374,299	–	373,705	(1,747,255)	(3,662,221)	630,100	1,085,783
Consultant Class	345,476	420,013	–	21,839	(75,198)	(156,180)	270,278	285,672
R Class	201,906	83,174	–	4,313	(72,468)	(11,604)	129,438	75,883
K Class	249,589	447,333	–	13,405	(239,716)	(44,699)	9,873	416,039

142 | The Royce Funds 2011 Semiannual Report to Shareholders

Capital Share Transactions (in shares)(continued):

			Shares issued for
			reinvestment of				Net increase (decrease) in
	Shares sold		distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/11	Period ended	6/30/11	Period ended	6/30/11	Period ended	6/30/11	Period ended
	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10

Royce Opportunity Fund
Investment Class	9,559,645	36,826,637	–	–	(13,834,182)	(32,589,167)	(4,274,537)	4,237,470
Service Class	4,890,804	19,011,793	–	–	(9,772,049)	(26,272,300)	(4,881,245)	(7,260,507)
Consultant Class	269,383	458,104	–	–	(162,542)	(178,812)	106,841	279,292
Institutional Class	6,832,916	13,727,224	–	–	(7,074,789)	(11,325,662)	(241,873)	2,401,562
R Class	110,872	104,496	–	–	(26,394)	(23,466)	84,478	81,030
K Class	934,261	679,650	–	–	(844,297)	(108,059)	89,964	571,591

Royce Special Equity Fund
Investment Class	20,105,448	38,299,308	–	184,925	(8,936,784)	(15,350,204)	11,168,664	23,134,029
Service Class	3,299,465	5,187,766	–	10,015	(1,125,978)	(1,616,364)	2,173,487	3,581,417
Consultant Class	605,475	888,340	–	–	(213,553)	(205,355)	391,922	682,985
Institutional Class	4,129,274	7,710,142	–	70,071	(2,169,847)	(2,443,673)	1,959,427	5,336,540

Royce Value Fund
Investment Class	14,607,507	4,503,426	–	17,299	(1,257,699)	(2,083,054)	13,349,808	2,437,671
Service Class	18,305,870	29,677,258	–	82,326	(23,055,098)	(34,261,304)	(4,749,228)	(4,501,720)
Consultant Class	638,185	618,137	–	–	(243,628)	(545,534)	394,557	72,603
Institutional Class	2,313,887	4,299,637	–	70,598	(2,186,425)	(3,572,609)	127,462	797,626
R Class	1,022,064	1,786,143	–	606	(363,101)	(279,178)	658,963	1,507,571
K Class	1,009,603	931,951	–	1,997	(701,748)	(240,755)	307,855	693,193

Royce Value Plus Fund
Investment Class	10,672,912	9,643,732	–	93,102	(4,242,507)	(10,310,055)	6,430,405	(573,221)
Service Class	10,778,719	35,983,196	–	471,789	(45,271,323)	(76,585,725)	(34,492,604)	(40,130,740)
Consultant Class	61,504	131,986	–	–	(423,341)	(652,487)	(361,837)	(520,501)
Institutional Class	6,217,466	10,031,511	–	167,536	(7,005,438)	(10,323,416)	(787,972)	(124,369)
R Class	20,978	18,510	–	226	(5,961)	(5,314)	15,017	13,422
K Class	49,661	78,291	–	1,056	(44,416)	(55,768)	5,245	23,579

Royce 100 Fund
Investment Class	2,201,001	3,459,608	–	62,329	(1,308,054)	(1,231,178)	892,947	2,290,759
Service Class	8,237,470	20,571,872	–	405,457	(5,722,582)	(8,444,144)	2,514,888	12,533,185
R Class	107,397	126,780	–	1,155	(41,571)	(43,144)	65,826	84,791
K Class	318,217	254,869	–	2,233	(133,723)	(29,663)	184,494	227,439

Royce Discovery Fund
Service Class	211,710	67,564	–	–	(208,483)	(37,528)	3,227	30,036

Royce Financial Services Fund
Service Class	866,568	602,019	–	32,474	(251,135)	(801,725)	615,433	(167,232)

Royce Dividend Value Fund
Investment Class	6,168,738	5,414,498	35,676	64,249	(679,275)	(2,725,647)	5,525,139	2,753,100
Service Class	16,476,458	15,000,568	91,307	144,056	(4,465,719)	(974,160)	12,102,046	14,170,464

Royce SMid-Cap Value Fund
Service Class	736,946	229,339	–	–	(121,009)	(498,691)	615,937	(269,352)

Royce Focus Value Fund
Service Class	59,003	227,732	–	14,854	(15,333)	(27,225)	43,670	215,361

Royce Partners Fund
Service Class	11,029	8,177	–	5,627	(6,093)	(8,943)	4,936	4,861

Royce Mid-Cap Fund
Service Class	104,790	482,804	–	–	(15,492)	(70,675)	89,298	412,129

Royce Special Equity Multi-Cap Fund
Service Class	974,508		–		(3,627)		970,881

The Royce Funds 2011 Semiannual Report to Shareholders | 143

Notes to Financial Statements (unaudited) (continued)

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2012, is shown below to the extent that it impacted net expenses for the period ended June 30, 2011. See the Prospectus for contractual waiver expiration dates.

		Committed net annual							Period ended
	Annual contractual	operating expense ratio cap[3]							June 30, 2011
	advisory fee as a
	percentage of	Investment	Service	Consultant	Institutional				Net advisory	Advisory
	average net assets[1]	Class	Class	Class	Class	W Class	R Class	K Class	fees	fees waived
Royce Pennsylvania Mutual Fund	0.75%[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$24,068,067	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	9,624,194	–
Royce Premier Fund	0.93%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	34,059,474	–
Royce Low-Priced Stock Fund	1.11%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	27,658,220	–
Royce Total Return Fund	0.96%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	23,922,815	–
Royce Heritage Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	1,501,824	–
Royce Opportunity Fund	0.99%	N/A	N/A	N/A	N/A	N/A	1.84%	N/A	11,286,851	–
Royce Special Equity Fund	0.99%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11,802,302	–
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9,808,602	–
Royce Value Plus Fund	0.98%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	15,381,241	–
Royce 100 Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	2,415,874	–
Royce Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	19,274
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	58,550	27,883
Royce Dividend Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,159,002	–
Royce SMid-Cap Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	27,916	18,786
Royce Focus Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	33,441	13,707
Royce Partners Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	9,548
Royce Mid-Cap Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	5,468	22,815
Royce Special Equity Multi-Cap Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	–	23,782

[1]

From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund and 1.15% for Royce Low-Priced Stock Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[2]	Royce Pennsylvania Mutual Fund's fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund's average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.
		Period ended June 30, 2011

	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$594,190	$24,758
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	4,189,734	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	46,948	–
Royce Pennsylvania Mutual Fund – K Class	0.25%	4,894	–
Royce Micro-Cap Fund – Service Class	0.25%	194,457	–
Royce Micro-Cap Fund – Consultant Class	1.00%	882,172	–
Royce Premier Fund – Service Class	0.25%	749,862	65,205
Royce Premier Fund – Consultant Class	1.00%	364,939	–
Royce Premier Fund – R Class	0.50%	40,398	–
Royce Premier Fund – K Class	0.25%	10,162	–
Royce Low-Priced Stock Fund – Service Class	0.25%	4,124,712	358,671
Royce Low-Priced Stock Fund – R Class	0.50%	11,203	–
Royce Low-Priced Stock Fund – K Class	0.25%	8,068	–
Royce Total Return Fund – Service Class	0.25%	392,516	–
Royce Total Return Fund – Consultant Class	1.00%	1,921,881	–
Royce Total Return Fund – R Class	0.50%	65,744	–
Royce Total Return Fund – K Class	0.25%	142,430	–

144 | The Royce Funds 2011 Semiannual Report to Shareholders

Distributor (continued):
		Period ended June 30, 2011

	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Heritage Fund – Service Class	0.25%	$272,294	$51,866
Royce Heritage Fund – Consultant Class	1.00%	75,178	–
Royce Heritage Fund – R Class	0.50%	7,713	–
Royce Heritage Fund – K Class	0.25%	6,799	–
Royce Opportunity Fund – Service Class	0.25%	394,194	–
Royce Opportunity Fund – Consultant Class	1.00%	70,226	–
Royce Opportunity Fund – R Class	0.50%	4,782	–
Royce Opportunity Fund – K Class	0.25%	14,050	–
Royce Special Equity Fund – Service Class	0.25%	187,146	46,786
Royce Special Equity Fund – Consultant Class	1.00%	213,226	–
Royce Value Fund – Service Class	0.25%	1,681,683	146,233
Royce Value Fund – Consultant Class	1.00%	198,117	–
Royce Value Fund – R Class	0.50%	83,984	–
Royce Value Fund – K Class	0.25%	22,400	–
Royce Value Plus Fund – Service Class	0.25%	2,684,232	233,412
Royce Value Plus Fund – Consultant Class	1.00%	144,026	–
Royce Value Plus Fund – R Class	0.50%	2,589	–
Royce Value Plus Fund – K Class	0.25%	2,634	–
Royce 100 Fund – Service Class	0.25%	400,568	100,142
Royce 100 Fund – R Class	0.50%	4,108	–
Royce 100 Fund – K Class	0.25%	5,779	–
Royce Discovery Fund – Service Class	0.25%	4,818	–
Royce Financial Services Fund – Service Class	0.25%	21,608	–
Royce Dividend Value Fund – Service Class	0.25%	175,788	43,947
Royce SMid-Cap Value Fund – Service Class	0.25%	7,006	4,670
Royce Focus Value Fund – Service Class	0.25%	4,715	7,072
Royce Partners Fund – Service Class	0.25%	668	1,719
Royce Mid-Cap Fund – Service Class	0.25%	1,414	5,657
Royce Special Equity Multi-Cap Fund – Service Class	0.25%	–	5,946

Purchases and Sales of Investment Securities:
     For the period ended June 30, 2011, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales
Royce Pennsylvania Mutual Fund	$541,604,560	$720,857,307	Royce 100 Fund	$70,963,519	$29,293,331
Royce Micro-Cap Fund	292,164,492	234,014,173	Royce Discovery Fund	1,617,974	1,643,616
Royce Premier Fund	658,017,693	716,081,255	Royce Financial Services Fund	3,410,144	795,539
Royce Low-Priced Stock Fund	507,230,310	428,177,446	Royce Dividend Value Fund	115,308,592	13,264,447
Royce Total Return Fund	503,093,868	544,578,562	Royce SMid-Cap Value Fund	8,540,990	2,168,584
Royce Heritage Fund	79,338,719	50,059,803	Royce Focus Value Fund	2,192,264	1,568,378
Royce Opportunity Fund	414,988,328	507,243,605	Royce Partners Fund	498,769	484,370
Royce Special Equity Fund	595,669,564	138,825,336	Royce Mid-Cap Fund	2,779,935	1,700,096
Royce Value Fund	460,105,799	323,579,167	Royce Special Equity Multi-
Royce Value Plus Fund	858,656,368	1,279,947,620	Cap Fund	10,186,977	153,824

The Royce Funds 2011 Semiannual Report to Shareholders | 145

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses:
     Class specific expenses, for Funds with multiple classes, were as follows for the period ended June 30, 2011:

					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Pennsylvania Mutual Fund – Investment Class	$–	$2,402,355	$472,440	$76,551	$(3,328)	$2,948,018	$–
Royce Pennsylvania Mutual Fund – Service Class	594,190	415,124	(102,486)	19,415	(49)	926,194	–
Royce Pennsylvania Mutual Fund – Consultant Class	4,189,734	143,243	123,976	9,868	(1,248)	4,465,573	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	2,505	452	10,836	–	13,793	–
Royce Pennsylvania Mutual Fund – R Class	46,948	18,056	1,420	574	(16)	66,982	–
Royce Pennsylvania Mutual Fund – K Class	4,894	9,020	623	1,012	(2)	15,547	–
	4,835,766	2,990,303	496,425	118,256	(4,643)
Royce Micro-Cap Fund – Investment Class	–	623,028	208,533	42,788	(1,363)	872,986	–
Royce Micro-Cap Fund – Service Class	194,457	101,205	11,678	10,581	(21)	317,900	73,851
Royce Micro-Cap Fund – Consultant Class	882,172	23,376	20,815	6,632	(226)	932,769	–
	1,076,629	747,609	241,026	60,001	(1,610)		73,851
Royce Premier Fund – Investment Class	–	2,752,774	693,934	50,175	(3,958)	3,492,925	–
Royce Premier Fund – Service Class	749,862	384,549	63,523	18,722	(29)	1,216,627	–
Royce Premier Fund – Consultant Class	364,939	13,745	9,040	6,176	(112)	393,788	–
Royce Premier Fund – Institutional Class	–	5,783	40,771	17,160	(10)	63,704	–
Royce Premier Fund – W Class	–	33,007	47,771	9,289	(452)	89,615	–
Royce Premier Fund – R Class	40,398	11,652	1,058	1,445	(15)	54,538	–
Royce Premier Fund – K Class	10,162	10,107	244	1,595	(3)	22,105	–
	1,165,361	3,211,617	856,341	104,562	(4,579)
Royce Low-Priced Stock Fund – Investment Class	–	76,911	18,322	19,515	(24)	114,724	16,700
Royce Low-Priced Stock Fund – Service Class	4,124,712	2,598,769	339,286	30,740	(1,546)	7,091,961	536,689
Royce Low-Priced Stock Fund – Institutional Class	–	4,238	118,750	24,210	(11)	147,187	–
Royce Low-Priced Stock Fund – R Class	11,203	5,480	619	727	(8)	18,021	2,340
Royce Low-Priced Stock Fund – K Class	8,068	7,561	492	1,209	(3)	17,327	2,806
	4,143,983	2,692,959	477,469	76,401	(1,592)		558,535
Royce Total Return Fund – Investment Class	–	1,965,592	413,079	49,300	(2,897)	2,425,074	–
Royce Total Return Fund – Service Class	392,516	210,353	39,369	15,013	(53)	657,198	–
Royce Total Return Fund – Consultant Class	1,921,881	73,987	61,974	9,245	(636)	2,066,451	–
Royce Total Return Fund – Institutional Class	–	6,063	10,900	4,803	(6)	21,760	–
Royce Total Return Fund – W Class	–	4,735	15,252	7,325	(25)	27,287	–
Royce Total Return Fund – R Class	65,744	15,014	1,284	1,611	(15)	83,638	–
Royce Total Return Fund – K Class	142,430	104,628	1,069	3,898	(6)	252,019	–
	2,522,571	2,380,372	542,927	91,195	(3,638)
Royce Heritage Fund – Investment Class	–	5,306	494	5,592	(6)	11,386	–
Royce Heritage Fund – Service Class	272,294	131,663	33,510	15,861	(340)	452,988	–
Royce Heritage Fund – Consultant Class	75,178	5,761	3,028	6,209	(35)	90,141	–
Royce Heritage Fund – R Class	7,713	3,767	414	549	(3)	12,440	390
Royce Heritage Fund – K Class	6,799	8,173	469	1,178	(1)	16,618	2,443
	361,984	154,670	37,915	29,389	(385)		2,833
Royce Opportunity Fund – Investment Class	–	638,675	82,409	19,797	(1,022)	739,859	–
Royce Opportunity Fund – Service Class	394,194	253,045	35,793	10,380	(38)	693,374	–
Royce Opportunity Fund – Consultant Class	70,226	5,420	2,518	5,539	(32)	83,671	–
Royce Opportunity Fund – Institutional Class	–	3,816	11,974	3,489	(10)	19,269	–
Royce Opportunity Fund – R Class	4,782	3,814	478	555	(9)	9,620	1,696
Royce Opportunity Fund – K Class	14,050	7,237	79	1,587	(2)	22,951	–
	483,252	912,007	133,251	41,347	(1,113)		1,696
Royce Special Equity Fund – Investment Class	–	750,960	210,084	74,092	(2,365)	1,032,771	–
Royce Special Equity Fund – Service Class	187,146	113,030	29,586	19,405	(291)	348,876	–
Royce Special Equity Fund – Consultant Class	213,226	11,509	7,250	7,647	(93)	239,539	–
Royce Special Equity Fund – Institutional Class	–	5,749	3,763	6,180	(13)	15,679	–
	400,372	881,248	250,683	107,324	(2,762)

146 | The Royce Funds 2011 Semiannual Report to Shareholders

Class Specific Expenses (continued):

					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Value Fund – Investment Class	$–	$81,509	$19,934	$17,328	$(270)	$118,501	$–
Royce Value Fund – Service Class	1,681,683	989,266	160,820	29,456	(1,171)	2,860,054	–
Royce Value Fund – Consultant Class	198,117	10,904	6,974	6,297	(110)	222,182	–
Royce Value Fund – Institutional Class	–	4,034	1,033	1,132	(5)	6,194	–
Royce Value Fund – R Class	83,984	10,000	1,156	1,434	(16)	96,558	–
Royce Value Fund – K Class	22,400	19,776	1,656	1,734	(4)	45,562	–
	1,986,184	1,115,489	191,573	57,381	(1,576)
Royce Value Plus Fund – Investment Class	–	113,768	19,529	8,164	(465)	140,996	–
Royce Value Plus Fund – Service Class	2,684,232	1,676,469	347,797	24,012	(923)	4,731,587	–
Royce Value Plus Fund – Consultant Class	144,026	9,799	6,253	5,265	(94)	165,249	–
Royce Value Plus Fund – Institutional Class	–	27,673	38,097	1,856	(8)	67,618	–
Royce Value Plus Fund – R Class	2,589	3,904	233	518	(3)	7,241	2,930
Royce Value Plus Fund – K Class	2,634	5,200	311	1,026	(4)	9,167	3,033
	2,833,481	1,836,813	412,220	40,841	(1,497)		5,963
Royce 100 Fund – Investment Class	–	29,947	7,935	6,508	(99)	44,291	–
Royce 100 Fund – Service Class	400,568	248,402	70,055	25,240	(294)	743,971	–
Royce 100 Fund – R Class	4,108	7,037	1,332	94	(53)	12,518	5,842
Royce 100 Fund – K Class	5,779	5,875	433	1,243	(2)	13,328	274
	410,455	291,261	79,755	33,085	(448)		6,116
Royce Dividend Value Fund – Investment Class	–	27,196	6,408	11,731	(30)	45,305	–
Royce Dividend Value Fund – Service Class	175,788	95,160	31,795	27,137	(471)	329,409	–
	175,788	122,356	38,203	38,868	(501)

Tax Information:
     At June 30, 2011, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,993,341,641	$1,620,169,631	$1,958,493,156	$338,323,525
Royce Micro-Cap Fund	1,216,938,267	299,659,979	398,347,002	98,687,023
Royce Premier Fund	5,264,635,498	2,516,776,677	2,603,870,504	87,093,827
Royce Low-Priced Stock Fund	3,699,111,965	1,439,000,941	1,671,943,200	232,942,259
Royce Total Return Fund	3,723,800,581	1,352,813,604	1,583,747,427	230,933,823
Royce Heritage Fund	251,456,235	65,109,393	74,740,835	9,631,442
Royce Opportunity Fund	2,008,042,441	239,508,017	477,775,703	238,267,686
Royce Special Equity Fund	2,030,540,794	499,248,337	536,949,711	37,701,374
Royce Value Fund	1,743,639,118	362,600,725	417,834,120	55,233,395
Royce Value Plus Fund	2,514,832,609	424,859,279	602,640,387	177,781,108
Royce 100 Fund	388,349,231	113,065,563	122,309,628	9,244,065
Royce Discovery Fund	3,471,095	287,735	511,874	224,139
Royce Financial Services Fund	17,077,051	2,111,589	3,778,137	1,666,548
Royce Dividend Value Fund	256,346,078	26,457,636	32,447,710	5,990,074
Royce SMid-Cap Value Fund	13,421,509	505,415	810,720	305,305
Royce Focus Value Fund	8,184,596	1,529,151	1,746,641	217,490
Royce Partners Fund	1,680,059	250,746	307,341	56,595
Royce Mid-Cap Fund	5,696,979	593,096	719,640	126,544
Royce Special Equity Multi-Cap Fund	10,063,100	126,410	364,218	237,808

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

The Royce Funds 2011 Semiannual Report to Shareholders | 147

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2011:

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/10	12/31/10	Purchases	Sales	(Loss)	Income	6/30/11	6/30/11
Royce Pennsylvania Mutual Fund
Almost Family	607,582	$23,343,300	$625,174	$–	$–	$–	628,682	$17,225,887
CRA International	574,643	13,509,857	1,016,026	–	–	–	615,643	16,677,769
Ethan Allen Interiors	1,573,910	31,493,939	–	–	–	157,391	1,573,910	33,508,544
Harbinger Group[1]	1,009,600	6,249,424	–	–	–	–
Nutraceutical International	737,810	10,469,524	–	593,516	28,971	–	696,115	10,706,248
Obagi Medical Products	1,270,715	14,676,758	2,294,629	3,414,189	179,016	–	1,097,377	10,348,265
Pervasive Software	1,461,500	7,541,340	–	–	–	–	1,461,500	9,382,830
Preformed Line Products	329,506	19,284,339	–	1,704,343	726,087	116,435	291,088	20,719,644
Pulse Electronics	2,095,739	11,149,332	–	–	–	104,787	2,095,739	9,263,166
Rimage Corporation[1]	645,314	9,621,632	–	4,385,041	(573,670)	101,563
Stanley Furniture	912,235	2,837,051	–	–	–	–	912,235	3,822,265
U.S. Physical Therapy	898,675	17,811,738	–	233,100	116,213	143,788	883,675	21,853,283
UFP Technologies	–	–	6,048,967	–	–	–	359,865	6,808,645
Weyco Group	590,500	14,461,345	–	–	–	188,960	590,500	14,526,300
Winnebago Industries	1,374,450	20,891,640	1,064,180	–	–	–	1,494,450	14,436,387
		203,341,219			476,617	812,924		189,279,233
Royce Micro-Cap Fund
CryptoLogic[1]	751,575	1,044,689	–	6,682,643	(5,438,197)	–
GP Strategies	1,123,840	11,508,122	1,107,857	–	–	–	1,204,140	16,448,552
Graham Corporation	590,654	11,813,080	1,283,352	286,218	105,267	23,324	643,900	13,135,560
Heritage-Crystal Clean[1]	847,033	8,453,390	–	4,155,601	1,860,566	–
Key Technology	444,814	7,566,286	32,399	–	–	–	446,814	7,224,982
LaCrosse Footwear	532,669	8,735,772	–	–	–	133,167	532,669	7,691,740
PDI	1,015,694	10,705,415	–	–	–	–	1,015,694	7,201,271
TGC Industries	1,575,202	5,985,768	–	3,370,312	300,749	–	1,105,667	7,065,212
Universal Stainless & Alloy Products[1]	158,300	4,951,624	7,185,155	1,385,323	212,812	–
Voltamp Transformers	335,000	5,687,470	2,560,992	–	–	–	524,000	6,040,694
World Energy Solutions	709,900	2,001,918	179,239	–	–	–	747,900	3,141,180
		78,453,534			(2,958,803)	156,491		67,949,191
Royce Premier Fund
Cabot Microelectronics	2,136,191	88,545,117	–	–	–	–	2,136,191	99,268,796
Cal-Maine Foods	1,762,686	55,665,624	–	–	–	1,202,152	1,762,686	56,335,444
Cognex Corporation	2,957,717	87,016,034	–	–	–	502,812	2,957,717	104,791,913
Dionex Corporation[1]	1,354,500	159,844,545	–	53,432,946	106,805,385	–
FEI Company	–	–	91,042,150	–	–	–	2,343,120	89,483,753
Lincoln Electric Holdings	2,512,497	163,990,679	–	–	–	1,557,748	5,024,994	180,146,035
MKS Instruments	2,941,910	72,047,376	–	–	–	882,573	2,941,910	77,725,262
Nu Skin Enterprises Cl. A	3,431,500	103,837,190	22,023,403	–	–	1,081,755	4,181,500	157,015,325
ProAssurance Corporation	1,633,449	98,987,010	6,824,217	–	–	–	1,733,449	121,341,430
Sanderson Farms	2,074,791	81,228,067	2,453,666	–	–	714,847	2,130,191	101,780,526
Schnitzer Steel Industries Cl. A	2,108,038	139,952,643	–	–	–	71,673	2,108,038	121,422,989
Seabridge Gold	2,803,900	86,023,652	–	–	–	–	2,803,900	79,098,019
Semperit AG Holding	786,560	41,612,260	39,498,620	–	–	1,858,888	1,536,963	76,663,652
Silver Standard Resources	3,621,999	102,212,812	15,187,181	1,745,913	(579,840)	–	4,071,999	108,681,653
Simpson Manufacturing	3,387,886	104,719,556	–	–	–	762,274	3,387,886	101,196,155
Strayer Education	481,226	73,252,222	44,757,002	–	–	1,396,031	843,485	106,608,069
Thor Industries	4,314,757	146,529,148	2,899,206	–	–	879,681	4,407,057	127,099,524
Timberland Company (The) Cl. A1	3,032,279	74,563,741	4,679,860	26,507,106	8,608,838	–
Unit Corporation	2,939,974	136,649,991	–	2,379,804	239,265	–	2,896,073	176,457,728
Veeco Instruments	–	–	107,423,091	–	–	–	2,060,912	99,768,750
Woodward	3,841,024	144,268,862	–	–	–	537,743	3,841,024	133,898,097
		1,960,946,529			115,073,648	11,448,177		2,118,783,120
Royce Low-Priced Stock Fund
Castle (A.M.) & Co.	1,799,667	33,131,870	–	–	–	–	1,799,667	29,892,469
Corinthian Colleges	5,739,200	29,901,232	–	–	–	–	5,739,200	24,448,992
Cross Country Healthcare	2,328,100	19,719,007	1,955,486	–	–	–	2,592,607	19,703,813
Houston Wire & Cable	1,591,200	21,385,728	–	–	–	278,460	1,591,200	24,743,160

148 | The Royce Funds 2011 Semiannual Report to Shareholders

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/10	12/31/10	Purchases	Sales	(Loss)	Income	6/30/11	6/30/11
Royce Low-Priced Stock Fund (continued)
Imperial Sugar	763,740	$10,211,204	$552,548	$–	$–	$31,756	813,740	$16,274,800
Integral Systems	1,306,726	12,949,655	–	2,628,424	(364,730)	–	1,105,722	13,456,637
Kennedy-Wilson Holdings	2,894,994	28,920,990	–	–	–	115,800	2,894,994	35,463,677
KVH Industries	1,100,200	13,147,390	–	–	–	–	1,100,200	11,695,126
Novatel Wireless	2,292,176	21,890,281	2,143,640	1,375,245	(796,670)	–	2,592,176	14,205,125
NutriSystem	991,816	20,857,891	13,666,010	–	–	691,492	1,975,690	27,778,201
PC-Tel	1,195,592	7,173,552	–	–	–	–	1,195,592	7,747,436
Pretium Resources	4,500,000	28,919,843	3,141,776	552,308	710,048	–	4,737,000	44,990,326
Sigma Designs	2,007,658	28,448,514	–	–	–	–	2,007,658	15,338,507
Tesco Corporation	3,263,005	51,816,519	–	1,194,078	(319,819)	–	3,213,005	62,364,427
Total Energy Services	1,966,700	27,968,559	–	–	–	136,558	1,966,700	29,282,816
TrueBlue	2,115,491	38,057,683	3,481,725	–	–	–	2,315,491	33,528,310
Universal Technical Institute	1,080,679	23,796,552	9,047,385	–	–	–	1,580,679	31,250,024
WaterFurnace Renewable Energy	849,500	21,162,742	–	–	–	317,713	849,500	19,554,047
Xyratex	1,752,837	28,588,772	411,109	–	–	–	1,779,446	18,257,116
		468,047,984			(771,171)	1,571,779		479,975,009
Royce Total Return Fund
Bancorp Rhode Island[1]	261,300	7,601,217	–	8,524,416	3,021,832	49,647
Barry (R.G.)	1,048,496	11,659,276	–	–	–	146,789	1,048,496	11,827,035
Cato Corporation (The) Cl. A	1,477,815	40,506,909	–	–	–	613,293	1,477,815	42,561,072
Chase Corporation	773,974	12,615,776	–	–	–	–	773,974	12,971,804
Colony Financial	1,432,749	28,683,635	10,562,883	–	–	1,020,805	2,004,030	36,212,822
DDi Corporation	474,200	5,576,592	6,097,194	–	–	174,321	1,091,412	10,412,070
Mueller (Paul) Company	116,700	1,983,900	–	–	–	–	116,700	1,806,516
Peapack-Gladstone Financial	463,145	6,044,042	130,124	–	–	46,315	473,145	5,573,648
Starrett (L.S.) Company (The) Cl. A	529,400	6,183,392	–	–	–	95,292	529,400	5,426,350
Village Super Market Cl. A	517,280	17,070,240	4,898,151	10,230	31	128,449	685,422	18,993,043
		137,924,979			3,021,863	2,274,911		145,784,360
Royce Opportunity Fund
BTU International	627,955	5,645,315	742,649	–	–	–	700,941	4,934,625
Cambrex Corporation	1,601,354	8,279,000	189,497	34,612	224	–	1,634,554	7,551,639
ClearOne Communications	684,326	2,477,260	–	582,225	519,953	–	544,245	3,570,247
Comstock Homebuilding Cl. A	1,229,265	1,425,947	20,184	–	–	–	1,243,090	1,417,123
Cost Plus	1,080,038	10,476,369	2,182,434	1,271,653	353,757	–	1,167,373	11,673,730
dELiA*s	2,002,784	3,484,844	–	166,729	410	–	1,909,284	2,997,576
DGT Holdings[1]	1,581,912	1,123,158	–	(20,404)	20,404	–
Diana Containerships[1]	–	–	2,455,751	–	10	–
Dixie Group	773,044	2,775,228	204,985	–	–	–	819,019	3,497,211
Evans & Sutherland Computer	766,730	567,380	–	–	–	–	766,730	168,681
Gerber Scientific[1]	1,306,100	10,279,007	172,769	7,235,422	6,227,639	–
Interphase Corporation[1]	373,600	672,480	–	155,705	4,179	–
Lydall	905,463	7,288,977	86,019	–	–	–	915,463	10,948,937
MarineMax	1,219,450	11,401,858	1,041,327	22,340	1,584	–	1,340,650	11,744,094
Material Sciences	1,006,950	6,434,410	28,422	618,453	867,598	–	803,712	5,826,912
Media General Cl. A1	1,111,610	6,425,106	378,402	1,451,460	(1,252,339)	–
Network Equipment Technologies	1,838,489	8,512,204	251,148	–	–	–	1,927,268	4,239,990
Planar Systems	1,418,133	2,892,991	354,223	–	–	–	1,554,792	4,446,705
SigmaTron International	329,572	2,109,261	87,405	–	–	–	340,972	1,565,061
Spire Corporation	264,684	1,379,004	897,042	–	–	–	485,897	1,190,448
Tollgrade Communications[1]	651,988	6,050,449	–	5,739,461	833,774	–
TRC Companies	1,772,880	6,205,080	–	627,787	17,221	–	1,693,780	10,586,125
		105,905,328			7,594,414	–		86,359,104
Royce Special Equity Fund
Ampco-Pittsburgh	791,700	22,207,185	4,756,566	–	–	316,997	976,200	22,891,890
Arden Group Cl. A	132,001	10,890,083	2,715,687	–	–	78,665	166,500	15,321,330
Atrion Corporation	147,030	26,386,004	2,557,348	–	–	131,828	162,004	32,044,391
Baker (Michael)	593,014	18,442,736	2,475,556	2,131,570	(601,173)	–	608,792	12,857,687
Bowl America Cl. A	331,339	4,141,737	101,436	–	–	106,454	339,300	4,309,110
Clearwater Paper	658,500	51,560,550	16,777,093	–	–	–	891,000	60,837,480
Computer Services	778,977	19,708,118	2,355,488	–	–	184,912	866,504	25,648,518
The Royce Funds 2011 Semiannual Report to Shareholders | 149

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/10	12/31/10	Purchases	Sales	(Loss)	Income	6/30/11	6/30/11
Royce Special Equity Fund (continued)
CSS Industries	793,100	$16,345,791	$688,699	$–	$–	$245,167	831,000	$17,392,830
Dorman Products	1,347,037	48,816,621	993,521	–	–	–	1,376,500	54,481,870
Foster (L.B.) Company Cl. A	814,111	33,329,704	3,355,271	–	–	42,968	905,000	29,783,550
Frisch’s Restaurants	505,100	11,273,832	–	–	–	151,530	505,100	11,794,085
Hawkins	440,600	19,562,640	13,161,721	–	–	184,331	784,000	28,396,480
Hooker Furniture	1,070,000	15,119,100	21,168	4,719,093	(1,122,819)	214,180	672,400	5,957,464
Hurco Companies[1]	347,100	8,208,915	–	3,277,279	1,612,349	–
Insteel Industries[1]	1,048,733	13,098,675	–	5,891,823	(479,941)	51,654
Mesa Laboratories	309,648	9,289,440	–	–	–	74,316	309,648	9,803,456
Met-Pro Corporation	835,704	9,869,664	864,894	–	–	116,050	915,531	10,418,743
Movado Group[1]	1,297,900	20,948,106	1,559,342	5,299,128	(1,023,966)	82,003
National Presto Industries	575,500	74,820,755	1,924,467	–	–	4,761,240	593,700	60,254,613
Park Electrochemical	1,442,000	43,260,000	11,029,927	–	–	311,870	1,798,979	50,281,463
Psychemedics Corporation	517,800	4,235,604	–	1,641,976	(495,862)	124,272	395,689	3,763,002
Standex International	632,800	18,927,048	1,621,980	–	–	78,960	687,000	21,070,290
Stepan Company	510,492	38,935,225	11,425,395	–	–	315,064	674,700	47,836,230
Universal Electronics	749,437	21,261,528	4,894,153	–	–	–	939,000	23,719,140
Utah Medical Products	272,768	7,274,722	648,821	–	–	138,408	296,816	7,794,388
Versant Corporation[1]	184,168	2,175,024	–	2,694,163	(464,366)	–
		570,088,807			(2,575,778)	7,710,869		556,658,010
Royce Value Plus Fund
Avid Technology	2,612,672	45,617,253	–	2,929,693	198,549	–	2,469,277	46,521,179
Bancorp (The) [1]	1,317,170	13,395,619	1,237,500	–	–	–
Berkshire Hills Bancorp	1,088,300	24,051,430	–	–	–	348,256	1,088,300	24,367,037
Caliper Life Sciences[1]	2,765,500	17,533,270	–	1,157,960	21,743	–
Casual Male Retail Group	3,858,734	18,290,399	–	1,052,800	69,335	–	3,578,734	14,851,746
Celadon Group	1,818,600	26,897,094	–	461,271	118,814	–	1,778,600	24,829,256
Cerus Corporation	2,884,500	7,095,870	–	–	–	–	2,884,500	8,653,500
Cosi	4,975,812	6,070,491	–	–	–	–	4,975,812	4,727,021
Digi International	1,236,800	13,728,480	2,790,388	–	–	–	1,504,600	19,559,800
FARO Technologies[1]	1,104,800	36,281,632	–	11,617,001	11,322,729	–
GSI Group[1]	1,622,075	17,161,553	–	576,331	590,895	–
Liquidity Services[1]	1,520,723	21,366,158	423,795	2,827,405	1,647,637	–
Mercury Computer Systems	2,113,749	38,850,706	3,137,390	276,664	130,605	–	2,268,749	42,380,231
NutriSystem[1]	1,483,874	31,205,870	–	38,917,446	(18,147,135)	–
Oplink Communications	920,000	16,992,400	21,989,689	5,846,685	49,628	–	1,614,012	30,069,044
Supertex[1]	882,053	21,328,042	–	27,323,484	(7,942,066)	–
TradeStation Group[1]	2,190,000	14,782,500	–	26,705,576	(5,534,980)	–
		370,648,767			(17,474,246)	348,256		215,958,814

[1]	Not an Affiliated Company at June 30, 2011.

150 | The Royce Funds 2011 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2011, and held for the entire six-month period ended June 30, 2011. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2011, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/11	6/30/11	Period[1]	1/1/11	6/30/11	Period[1]	Ratio[2]
Investment Class

Royce Pennsylvania Mutual Fund	$1,000.00	$1,071.24	$4.62	$1,000.00	$1,020.33	$4.51	0.90%
Royce Micro-Cap Fund	1,000.00	1,029.03	7.55	1,000.00	1,017.36	7.50	1.50
Royce Premier Fund	1,000.00	1,088.94	5.65	1,000.00	1,019.39	5.46	1.09
Royce Low-Priced Stock Fund	1,000.00	1,033.86	6.25	1,000.00	1,018.65	6.21	1.24
Royce Total Return Fund	1,000.00	1,054.06	5.70	1,000.00	1,019.24	5.61	1.12
Royce Heritage Fund[3]	1,000.00	1,050.99	6.05	1,000.00	1,018.89	5.96	1.19
Royce Opportunity Fund	1,000.00	1,025.66	5.78	1,000.00	1,019.09	5.76	1.15
Royce Special Equity Fund	1,000.00	1,031.15	5.74	1,000.00	1,019.14	5.71	1.14
Royce Value Fund	1,000.00	1,062.99	5.93	1,000.00	1,019.04	5.81	1.16
Royce Value Plus Fund	1,000.00	1,042.16	5.57	1,000.00	1,019.34	5.51	1.10
Royce 100 Fund	1,000.00	1,053.97	5.86	1,000.00	1,019.09	5.76	1.15
Royce Dividend Value Fund	1,000.00	1,047.19	6.09	1,000.00	1,018.84	6.01	1.20

Service Class

Royce Pennsylvania Mutual Fund	1,000.00	1,069.53	5.90	1,000.00	1,019.09	5.76	1.15
Royce Micro-Cap Fund	1,000.00	1,028.11	8.35	1,000.00	1,016.56	8.30	1.66
Royce Premier Fund	1,000.00	1,087.69	6.88	1,000.00	1,018.20	6.66	1.33
Royce Low-Priced Stock Fund	1,000.00	1,032.86	7.51	1,000.00	1,017.41	7.45	1.49
Royce Total Return Fund	1,000.00	1,052.41	7.18	1,000.00	1,017.80	7.05	1.41
Royce Heritage Fund[3]	1,000.00	1,049.90	7.17	1,000.00	1,017.80	7.05	1.41
Royce Opportunity Fund	1,000.00	1,023.77	7.33	1,000.00	1,017.55	7.30	1.46
Royce Special Equity Fund	1,000.00	1,030.24	7.00	1,000.00	1,017.90	6.95	1.39
Royce Value Fund	1,000.00	1,061.66	7.26	1,000.00	1,017.75	7.10	1.42
Royce Value Plus Fund	1,000.00	1,040.98	7.19	1,000.00	1,017.75	7.10	1.42
Royce 100 Fund	1,000.00	1,053.28	7.13	1,000.00	1,017.85	7.00	1.40
Royce Discovery Fund	1,000.00	1,026.72	7.49	1,000.00	1,017.41	7.45	1.49
Royce Financial Services Fund	1,000.00	1,026.15	7.49	1,000.00	1,017.41	7.45	1.49
Royce Dividend Value Fund	1,000.00	1,046.29	7.26	1,000.00	1,017.70	7.15	1.43
Royce SMid-Cap Value Fund	1,000.00	1,048.08	7.57	1,000.00	1,017.41	7.45	1.49
Royce Focus Value Fund	1,000.00	1,009.04	7.42	1,000.00	1,017.41	7.45	1.49
Royce Partners Fund	1,000.00	1,044.11	7.55	1,000.00	1,017.41	7.45	1.49

The Royce Funds 2011 Semiannual Report to Shareholders | 151

Understanding Your Fund’s Expenses (unaudited) (continued)

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/11	6/30/11	Period[1]	1/1/11	6/30/11	Period[1]	Ratio[2]
Service Class (continued)
Royce Mid-Cap Fund	$1,000.00	$1,065.77	$7.63	$1,000.00	$1,017.41	$7.45	1.49%
Royce Special Equity Multi-
Cap Fund	1,000.00	1,077.00	7.04	1,000.00	1,017.60	6.84	1.39

Consultant Class

Royce Pennsylvania Mutual Fund	1,000.00	1,065.98	9.48	1,000.00	1,015.62	9.25	1.85
Royce Micro-Cap Fund	1,000.00	1,024.51	12.10	1,000.00	1,012.84	12.03	2.41
Royce Premier Fund	1,000.00	1,083.47	10.54	1,000.00	1,014.68	10.19	2.04
Royce Total Return Fund	1,000.00	1,049.74	10.47	1,000.00	1,014.58	10.29	2.06
Royce Heritage Fund[3]	1,000.00	1,045.60	11.46	1,000.00	1,013.59	11.28	2.26
Royce Opportunity Fund	1,000.00	1,020.07	11.07	1,000.00	1,013.84	11.04	2.21
Royce Special Equity Fund	1,000.00	1,026.29	10.75	1,000.00	1,014.18	10.69	2.14
Royce Value Fund	1,000.00	1,057.33	10.97	1,000.00	1,014.13	10.74	2.15
Royce Value Plus Fund	1,000.00	1,036.95	10.91	1,000.00	1,014.08	10.79	2.16

Institutional Class

Royce Pennsylvania Mutual Fund	1,000.00	1,024.61	0.59	1,000.00	1,002.70	0.59	0.89
Royce Premier Fund	1,000.00	1,089.31	5.02	1,000.00	1,019.98	4.86	0.97
Royce Low-Priced Stock Fund	1,000.00	1,034.37	5.90	1,000.00	1,018.99	5.86	1.17
Royce Total Return Fund	1,000.00	1,054.97	5.10	1,000.00	1,019.84	5.01	1.00
Royce Opportunity Fund	1,000.00	1,025.49	5.17	1,000.00	1,019.69	5.16	1.03
Royce Special Equity Fund	1,000.00	1,031.75	5.14	1,000.00	1,019.74	5.11	1.02
Royce Value Fund	1,000.00	1,062.94	5.32	1,000.00	1,019.64	5.21	1.04
Royce Value Plus Fund	1,000.00	1,042.16	5.27	1,000.00	1,019.64	5.21	1.04

W Class

Royce Premier Fund	1,000.00	1,089.22	5.13	1,000.00	1,019.89	4.96	0.99
Royce Total Return Fund	1,000.00	1,055.13	5.35	1,000.00	1,019.59	5.26	1.05

R Class

Royce Pennsylvania Mutual Fund	1,000.00	1,067.37	7.64	1,000.00	1,017.41	7.45	1.49
Royce Premier Fund	1,000.00	1,085.89	8.43	1,000.00	1,016.71	8.15	1.63
Royce Low-Priced Stock Fund	1,000.00	1,031.02	9.27	1,000.00	1,015.67	9.20	1.84
Royce Total Return Fund	1,000.00	1,051.28	8.24	1,000.00	1,016.76	8.10	1.62
Royce Heritage Fund	1,000.00	1,047.29	9.34	1,000.00	1,015.67	9.20	1.84
Royce Opportunity Fund	1,000.00	1,021.22	9.22	1,000.00	1,015.67	9.20	1.84
Royce Value Fund	1,000.00	1,060.61	8.12	1,000.00	1,016.91	7.95	1.59
Royce Value Plus Fund	1,000.00	1,037.76	9.30	1,000.00	1,015.67	9.20	1.84
Royce 100 Fund	1,000.00	1,051.19	9.36	1,000.00	1,015.67	9.20	1.84

K Class

Royce Pennsylvania Mutual Fund	1,000.00	1,067.17	8.10	1,000.00	1,016.96	7.90	1.58
Royce Premier Fund	1,000.00	1,087.00	7.71	1,000.00	1,017.41	7.45	1.49
Royce Low-Priced Stock Fund	1,000.00	1,031.62	8.01	1,000.00	1,016.91	7.95	1.59
Royce Total Return Fund	1,000.00	1,052.47	7.28	1,000.00	1,017.70	7.15	1.43
Royce Heritage Fund	1,000.00	1,048.80	8.08	1,000.00	1,016.91	7.95	1.59
Royce Opportunity Fund	1,000.00	1,023.68	7.07	1,000.00	1,017.80	7.05	1.41
Royce Value Fund	1,000.00	1,061.67	7.87	1,000.00	1,017.16	7.70	1.54
Royce Value Plus Fund	1,000.00	1,039.92	8.04	1,000.00	1,016.91	7.95	1.59
Royce 100 Fund	1,000.00	1,051.65	8.09	1,000.00	1,016.91	7.95	1.59

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period for all funds existing for the full half-year period; Royce Pennsylvania Mutual Fund-Institutional Class multiplied by 24 days and Royce Special Equity Multi-Cap Fund multiplied by 178 days).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

152 | The Royce Funds 2011 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee[1]
Age: 56 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc. and Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 62 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 73 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 69 | Number of Funds Overseen: 51 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 65 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 59 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 49 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 44 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 51 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2011 Semiannual Report to Shareholders | 153

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2011, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2011 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

     All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The returns for the Russell 2500—Financial Sector represent those of the financial services companies within the Russell 2500 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

     The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance.

Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) All other Royce Funds may invest up to 25% (35% of Royce Heritage, Focus Value, Partners, Low-Priced Stock, Financial Services, Micro-Cap and SMid-Cap Fund, 10% of Opportunity Fund and 5% of Special Equity Fund) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

• the Funds’ future operating results,
• the prospects of the Funds’ portfolio companies,
• the impact of investments that the Funds have made or may make,
• the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
• the ability of the Funds’ portfolio companies to achieve their objectives.

     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

154 | The Royce Funds 2011 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreement

At meetings held on June 1-2, 2011, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund relating to each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund and Royce Mid-Cap Fund (the “Funds”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category,” information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions, payments made to R&A or its affiliates relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. Except as described below, all of the Funds fell in the first or second quartiles within their Morningstar categories for the three-year, five-year and ten-year periods ended December 31, 2010. Royce Total Return Fund (“RTR”) and Royce Value Plus Fund (“RVP”) placed in the middle quintile for the three-year period ended December 31, 2010 within their respective category and Royce Opportunity Fund (“ROF”) placed in the middle quintile within its category for the ten-year period ended December 31, 2010 They also noted that Royce Discovery Fund (“RDF”) placed in the fourth quartile for the three-year and five-year periods ended December 31, 2010. In addition to each Fund’s risk-adjusted performance the trustees also reviewed and considered each Fund’s absolute total returns, down-market performance and, for the Funds in existence for such periods, long-term performance records over periods of ten years or longer. Since Royce Mid-Cap Fund (“RMM”), Royce Focus Value Fund (“RFV”) and Royce Partners Fund (“PTR”) each have limited operating histories, the Board placed less emphasis on their performance but noted that standard deviations for each of RMM, RFV and PTR were all within the first or second quartile within their respective categories.

     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing mid-cap, small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each of the Funds’ performance supported the renewal of its Investment Advisory Agreement.
     Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees noted that at times R&A had closed certain of the Funds to

The Royce Funds 2011 Semiannual Report to Shareholders | 155

Board Approval of Investment Advisory Agreement (continued)

new investors because of the rate of growth in Fund assets. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
    The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees noted that in 2004 breakpoints had been added to the investment advisory fees for all Funds except Royce Pennsylvania Mutual Fund (“PMF”) (PMF’s fee schedule already had breakpoints) and that the contractual investment advisory fee rate for Royce Micro-Cap Fund (“RMC”) and Royce Low-Priced Stock Fund (“RLP”) had each been reduced in recent years. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
    Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The net expense ratios for PMF, Royce Heritage Fund, RDF and Royce Dividend Value Fund ranked within the first and second quartile among their peers, as selected by Morningstar. ROF, Royce 100 Fund, Royce Financial Services Fund, Royce SMid-Cap Value Fund, RFV and RMM fell in the middle quintile among their peers. Royce Premier Fund’s net expense ratio was eight basis points greater than its peers but well below its category median. RMC placed in the fourth quartile within its peer group. RMC’s net expense ratio compares favorably against the average net expense ratio for non-institutional, non-ETF, domestic stock funds in the Morningstar database with market caps below $500 million and 12b-1 fees equal to or less than 0.25%. RTR’s expense ratio placed in the third quartile, higher than its peer group median but in the second quartile below its category median. It was noted that RLP’s net expense ratio was in the fourth quartile of its Morningstar peer group, 11 basis points higher than its peer group median. RLP’s higher management fee, reflecting the Fund’s use of low-priced and micro-cap stocks, which are harder to research and trade, accounts for this difference. Royce Special Equity Fund fell in the third quartile, higher than its peer group median but in the second quartile and below the median within its category. The trustees noted that Royce Value Fund (“RVV”) can account for its higher relative expense ratio by its management fee being 22 basis points higher than its peer group median. Similarly RVP placed in the fourth quartile, 12 basis points higher than its peer group median. The management fees for RVV and RVP are consistent with the other Royce open-end Funds and their fund net expense ratios are three basis points below the median for all small-cap objective funds (non-institutional, non-index, non-ETF) with 12b-1 fees of 25 basis points. The trustees noted that PTR, which commenced operations in 2009, has a management fee structure and expense cap consistent with other Royce funds. Its fourth quartile peer ranking is the result of it falling in Morningstar’s Mid-Cap Value category although its current Morningstar investment style is between Blend and Growth. If RFV’s Mid-Cap Blend peers were used, PTR would fall in the middle quintile.
    The trustees noted that R&A has waived advisory fees in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each of the Fund’s advisory fees compared favorably to these other accounts. The entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Board of Trustees of The Royce Fund (the “Trust”), including a majority of the Trustees who are not parties to Royce Special Equity Multi-Cap Fund’s (the “Fund”) Investment Advisory Agreement, or interested persons of any such party (“Independent Trustees”), have responsibility under the Investment Company Act of 1940 to approve the Fund’s proposed Investment Advisory Agreement for its initial term and its continuation annually thereafter at meetings of the Board called for the purpose of voting on such approvals. The Investment Advisory Agreement for the Fund was discussed at a meeting held on December 15–16, 2010 and was unanimously approved at such meeting for its initial term by the Board of Trustees, including the Independent Trustees.
    In considering whether to approve the Fund’s Investment Advisory Agreement, the Board considered the materials previously provided by Royce & Associates, LLC (“R&A”) at this meeting and other meetings during the last year, which included, among other things, fee information for funds with profiles similar to those of the Fund, prepared by R&A using data provided by Morningstar Associates, LLC (“Morningstar”), information regarding the past performance of funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by counsel to the Independent Trustees. The Independent Trustees also met with investment advisory personnel from R&A. The Board considered factors relating to both the selection of the investment adviser and the approval of the advisory fee when reviewing the proposed Investment Advisory Agreement. In particular, the Board considered the following:

(i)
The nature, extent and quality of services to be provided by R&A. The Independent Trustees reviewed the services that R&A would provide to the Fund, including, but not limited to, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees also discussed with officers of R&A and Charles M. Royce the amount of time R&A would dedicate to the Fund. Additionally, the Independent Trustees considered the services provided by R&A to the other funds in the Trust.

The Independent Trustees determined that the services proposed for the Fund by R&A would be similar to those being provided to the other funds in the Trust. They also took into consideration the favorable history, reputation and background of Charles R. Dreifus

156 | The Royce Funds 2011 Semiannual Report to Shareholders

who will serve as the portfolio manager for the Fund, finding that these would likely have an impact on the success of the Fund. Lastly, the Independent Trustees noted R&A’s ability to attract quality and experienced personnel. The Independent Trustees concluded that the proposed services of R&A to the Fund compared favorably to services provided by R&A for other funds in the Trust and other R&A client accounts in both nature and quality. The Independent Trustees concluded that the scope of services provided by R&A would be suitable for the Fund.

(ii)
Investment performance of the Fund and R&A: Because the Fund was just being formed, the Independent Trustees did not consider the investment performance of the Fund. The Independent Trustees reviewed R&A’s performance for other funds in the Trust. The Independent Trustees recognized that past performance is not an indicator of future performance, but found that R&A had the necessary expertise to manage the Fund. The Independent Trustees determined that R&A would be an appropriate investment adviser for the Fund.

(iii)
Cost of the services to be provided and profits to be realized by R&A from the relationship with the Fund: The Independent Trustees considered the anticipated cost of the services to be provided by R&A. Under the Investment Advisory Agreement, the Fund would pay R&A 1.00% per annum of the first $2 billion of the Fund’s average net assets, 0.95% per annum of the next $2 billion of the Fund’s average net assets, 0.90% per annum of the next $2 billion of the Fund’s average net assets and 0.85% per annum of the Fund’s average net assets in excess of $6 billion. It was further noted that R&A had agreed to cap the expenses of the Fund at 1.49% of its average net assets for the first three years of operation.

In reviewing the proposed investment advisory fee, the Independent Trustees considered the advisory fees of other similar funds, as provided by Morningstar. The Independent Trustees noted that the proposed investment advisory fee was higher than the median of similar funds in the Morningstar materials, and that including the expense cap agreed to by R&A, the Fund’s operating expense ratio would be below the average gross operating expense ratio of similar funds, but higher than the average net operating expense ratio of similar funds, in the Morningstar material. The Independent Trustees also noted that the proposed advisory fee was the same as that charged by many comparable advisory firms to similar types of funds. It was also noted that the proposed fee was the same as that charged to the other mutual funds managed by Mr. Dreifus and consistent with the fee charged to separate accounts managed by him. The Independent Trustees did not consider the profitability of the Fund since the Fund was recently formed and had no operating history.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Independent Trustees noted that R&A did not currently expect the Fund to grow to a size that would allow the Fund to experience significant economies of scale. However, it was noted that breakpoints would be in place to capture economies of scale as assets grow.

(v)
Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Independent Trustees compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in mid-cap and large-cap securities.

No single factor was determinative to the decision of the Board. Rather, after weighing all of the factors discussed above, the Board, including the Independent Trustees, unanimously determined to approve the Fund’s Investment Advisory Agreement.

The Royce Funds 2011 Semiannual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $41 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $153 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

QUALIFIED INVESTOR Royce Select Fund I Royce Select Fund II Royce Global Select Fund Royce SMid-Cap Select Fund Royce Opportunity Select Fund	SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through June 30, 2011

	Average Annual Total Returns

CATEGORY					10-Year/Since		Annual Operating
Fund	Year-to-Date[1]	1-Year	3-Year	5-Year	Inception (Date)		Expenses

QUALIFIED INVESTOR

Royce Select Fund I	6.94%	32.11%	10.89%	9.56%	11.35%		2.38%

Royce Select Fund II	-3.38	22.90	13.37	4.96	7.83	(6/30/05)	2.80

Royce Global Select Fund	2.11	36.84	8.82	12.32	15.00	(6/30/05)	3.53

Royce SMid-Cap Select Fund	6.33	29.41	5.33	n.a.	3.78	(9/28/07)	0.71

Royce Opportunity Select Fund	-1.15	n.a.	n.a.	n.a.	25.83 [1]	(8/31/10)	4.01

Russell 2000 Index	6.21	37.41	7.77	4.08	6.27		n.a.

Russell 2500 Index	8.06	39.28	8.17	5.20	7.40		n.a.

Russell Global Small Cap Index	2.49	33.46	5.16	4.90	9.55		n.a.

Royce Select Fund I’s average annual total return since inception (11/18/98) was 14.87%.
1 Not annualized

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the respective Fund. Redemption fees are not reflected in the performance shown above, except in the case of Royce Opportunity Select Fund’s since inception return, which is adjusted to reflect the 2% fee assessed on redemptions of shares held for less than 365 days. If the other Funds’ respective returns reflected the redemption fees, returns would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Annual operating expenses reflect each Fund’s total annual operating expenses as of the most current prospectus and include management fees based on 12.5% of their pre-fee, high-watermark total returns in 2010, (+19.0% for Royce Select Fund I, +19.8% for Royce Select Fund II, +27.2% for Royce Global Select Fund, +5.6% for Royce SMid-Cap Select Fund, and +32.1% for Royce Opportunity Select Fund). For Royce Select Fund I and Royce SMid-Cap Select Fund, annual operating expenses also included acquired fund fees and expenses. For Royce Select Fund II and Royce Global Select Fund, it included dividends on securities sold short, acquired fund fees and expenses and interest expense on borrowings. Actual management fees will depend on each Fund’s future returns. Royce has contractually agreed to absorb all other operating expenses of each Select Fund, other than acquired fund fees and expenses, dividend expenses relating to any short selling activity and interest expense on borrowings of these Funds. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by any applicable Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please read the Prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2500 Index is an index of domestic small to mid-cap stocks. It includes approximately 2500 of the smallest securities in the Russell 3000 Index. The Morgan Stanley Capital International (MSCI) World Small Core is an unmanaged index of global small-cap stock. Distributor: Royce Fund Services, Inc.

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Portfolio Characteristics	As of June 30, 2011

1 The Fund does not have the three years of history required for calculating a volatility score.

Market Cap Breakdown Key: Micro-Cap Small-Cap Mid-Cap Large-Cap

Investment Universe
Micro-Cap: Market Caps up to $500 million

Small-Cap: Market Caps between $500 million and $2.5 billion

Mid-Cap: Market Caps between $2.5 billion and $15 billion

Non-U.S. Securities: Non-U.S. securities are those securities that do not trade on a U.S. exchange, trade outside the U.S. and/or are issued by companies that are domiciled outside the U.S.

Portfolio Approach
Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (368 funds as of 6/30/11). For Royce Global Select Fund, all world stock funds with weighted average market-caps of less than $5 billion tracked by Morningstar with at least three years of history (25 funds as of 6/30/11) are included. For Royce SMid-Cap Select Fund, all mid-cap stock funds with weighted average market-caps between $500 million and $10 billion tracked by Morningstar with at least three years of history (424 funds as of 6/30/11) are included. We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

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Table of Contents

Semiannual Review

Letter to Our Shareholders	3

2011: In Quotes	43

Postscript: Decisions, Decisions	44

Semiannual Report to Shareholders	9

The Select Choice—Royce’s Qualified Investor Funds
Royce’s Qualified Investor Funds incorporate the same fundamental investment disciplines of our core long-only offerings with added flexibility—the Funds may also short stocks and use leverage.
    When they choose to, the Funds’ portfolio managers can seek to profit from both positive and negative views of an enterprise that develop out of the normal course of our investment due diligence. This increased investment flexibility provides more efficient use of Royce’s in-depth research process, while also presenting opportunities for an enhanced portfolio.
    More importantly, the Fund’s fee and expense structure, unique among mutual funds, is tied directly to each Fund’s total return. Each Fund pays a management fee to Royce equal to 12.5% of its pre-fee total return to a performance peak. Royce absorbs most other ordinary operating expenses of the Funds. Each Fund’s respective management fee is subject to a high watermark, which means that Royce will only receive a fee during periods of positive performance from a prior peak for each Fund.
    If the total return recedes from the high watermark, no fee will be taken until the Fund’s pre-fee total return once again exceeds the high watermark. It is calculated in a manner that we believe is equitable for the investor and aligns the adviser’s interests with the shareholders’. The real advantage is that during low-return periods, the expenses have a much more modest impact on returns, and during negative-return periods, there are no ordinary operating expenses charged to the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable.
    In our view, these features give qualified investors the best of both worlds—the transparency and liquidity of a publicly traded mutual fund, along with some of the flexibility and portfolio architecture of a hedge fund.
    Each Qualified Investor Fund seeks long-term growth of capital and may invest in both long and short positions in equity securities. The long portion of each portfolio is primarily invested in a limited number (generally less than 100) of smaller companies. Short portions may include individual equity securities and pooled investment vehicles, such as ETFs.

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Charles M. Royce, President

We have spent a lot of time talking
about dividends lately, but they
have been important to us as an
investment theme since Chuck Royce
assumed full investment control of
Royce Pennsylvania Mutual Fund
in November 1972. However, our
work with dividend-paying small-cap
stocks became particularly focused in
1979, when we agreed to create
a portfolio for an institutional client
who informed us at the last minute
that every stock in the portfolio had
to pay a dividend.

Our long history of finding what
we think are undervalued,
fundamentally strong dividend
payers in the small-cap world makes
us a bit bemused as to why so many
other investors ignore small-cap
dividend-paying companies; they
simply do not associate the small-
cap asset class with dividends.
However, we have long maintained
that dividends can be an integral
part of a successful long-term

Continued on page 4...

Letter to Our Shareholders

Déjà vu All Over Again?
Some have suggested that the first half of 2011 looked uncannily like that of 2010. We admit that there are some striking similarities. As 2010 began, the stock market briefly stumbled out of the gate before regaining its feet, and the highly charged rally that began early in March of 2009 resumed its brisk pace. However, the month of April brought a more serious correction that lingered into early July, precipitated by fears of sovereign debt crises in Europe, anxiety over the U.S. and Chinese economies and an environmental disaster. In 2011, a sluggish January quickly yielded to an extension of the dynamic market that had characterized 2010 as a whole. This segment of the bull run then quickly reversed direction in April—truly the cruelest month for equity investors over the last two years—as renewed concerns over European fiscal solvency, another round of hand-wringing over the rate of growth in the U.S. and China, and a series of catastrophic events in Japan combined to rouse the bear.
    However superficially close, the parallels between the first halves of 2010 and 2011 were never quite as neat as some observers suggested. Any resemblance began to break down decisively in the middle of June, when the market shook off its doldrums with a rally that lasted through most of July. Unlike the first six months of 2010, the market bore only slightly ill effects by the end of 2011’s first half, despite the relentless flow of negative news and pervasive feeling of economic anxiety that have distinguished both years. The stock market’s greater resilience thus far through 2011 can be seen by

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investment strategy in the small-
cap asset class. Our experience
suggests that including dividend-paying
smaller companies in an
equity portfolio potentially offers
both an effective cushion against
market volatility and a strong
component of an investment’s total
return, especially during lower-
return periods.

We also believe that a company’s
practice of paying dividends is
an excellent measure of its
underlying quality and an intelligent
form of corporate governance. From
our perspective within the small-
cap world, where the words
“dividend” and “quality” are often
considered synonymous, adopting
a dividend-paying investment
strategy could be a key to long-term
outperformance. We believe that
this is more than usually relevant
today, as we believe a shift to higher
quality companies may be at hand.

Understanding a company’s capital
allocation decisions is a critical
element in our investment process.
This is especially important
in a market when corporate balance
sheets are generally in excellent
condition and, in many cases,
flush with cash. Dividends are by

Continued on page 6...

Letter to Our Shareholders

measuring each year’s respective spring-summer downturn. June 2010 ended in the midst of a correction that would ultimately drop small-cap stock prices by more than 20% by early July, while 2011’s first down period, which lasted from the interim small-cap high on April 29 to the subsequent small-cap low on June 13, saw the small-cap Russell 2000 Index lose less than half that amount.
     All of this makes the question of what may happen next perplexing. What bemuses us as we look back on both periods is that the first half of 2011 was arguably, if not worse, then at least more uncertain, in terms of headline-making developments. For example, in addition to those events already mentioned, we have been through a series of natural disasters here in the States, brinkmanship in Washington over raising the debt ceiling, and ongoing debates about how to deal with deficits and jobs, the latter two made worse because the beckoning election year has been encouraging even larger doses of partisanship than usual. So while the correction was not at all surprising—bull market interruptions have been very common historically—we are concerned about what looks like an almost casual shrugging off of significant events by large numbers of investors, some of whom are likely the same people who sold at the first sign of trouble. On the one hand, then, our contrarian perspective makes us skeptical of the rally that closed out the first half. On the other hand, our long-term view of both the equity market and the economy remains reasonably bright. We still believe that stocks can generate positive returns over the next two or three years, though we are not anticipating a rally in the second half of 2011 like the very dynamic run that ushered out 2010. In all, we remain modestly bullish and cautiously optimistic about the years ahead.

Seen It All Before
Year-to-date results for the major stock indexes were positive, though they were muted by the second quarter’s higher volatility. From our perspective, the most notable development in the first half of 2011 was seeing small-cap’s seemingly unassailable market leadership contested. For the year-to-date period ended June 30, 2011, the small-cap Russell 2000 Index gained 6.2%, while the large-cap S&P 500 Index was up 6.0%, the Russell 1000 Index climbed 6.4%, and the more tech-oriented Nasdaq Composite returned 4.6%. These results were the combined effect of the year’s very different quarters. The first, while it saw numerous shifts in market leadership, was a pleasant, placid bull period compared to what followed. Small-cap companies edged out their larger counterparts between January and March, with the Russell 2000 up 7.9% compared to respective gains of 5.9% and 6.2% for the large-cap S&P 500 and Russell 1000, and 4.8% for the Nasdaq.

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     The second quarter, while offering a distinctly mixed bag for equities, saw small-caps cede leadership to their large-cap siblings. The Russell 2000 fell 1.6% in the second quarter versus a slender gain of 0.1% for both the S&P 500 and Russell 1000, and a loss of 0.3% for the Nasdaq Composite. One-year returns remained very strong for all four domestic indexes, and were led by small-caps. The Russell 2000 climbed 37.4%, the S&P 500 rose 30.7%, the Russell 1000 was up 31.9%, and the Nasdaq Composite gained 31.5%. Small-caps also led over longer-term periods, as the Russell 2000 outperformed each of its large-cap counterparts, the S&P 500 and Russell 1000, for the trailing three-, five-, 10-, 15- and 20-year periods ended June 30, 2011.
     Year-to-date results for non-U.S. equity indexes were somewhat in line with their domestic cousins, with the Russell Global ex-U.S. Small Cap Index finishing further behind its large-cap counterpart, the Russell Global ex-U.S. Large Cap Index, up 0.8% versus a gain of 4.1%. The lower year-to-date results relative to U.S. indexes were attributable to significantly lower first-quarter returns, with the Russell Global ex-U.S. Large Cap gaining 3.6%, while its non-U.S. small-cap equivalent gained 1.0%. While non-U.S. indexes generally enjoyed slightly better performance than the domestic indexes in the second quarter, it was not enough to overcome the first quarter’s relative disadvantage. For the second quarter, the Russell Global ex-U.S. Large Cap was up 0.4%, while the Russell Global ex-U.S. Small Cap declined 0.2%.
     Arguably the market’s unsung heroes, domestic mid-cap stocks, as measured by the Russell Mid-cap Index, outpaced their small-cap and large-cap equivalents for the year-to-date period ended June 30, 2011, up 8.1%. Micro-caps, as measured by the Russell Microcap Index, were the worst performers along the market cap spectrum, up 3.1% for the six months ended June 30, 2011. Within small-cap, value, as measured by the Russell 2000 Value Index, fell behind growth, as measured by the Russell 2000 Growth Index for the year-to-date period (+3.8% versus +8.6%). In addition, small-cap growth led its value sibling in the trailing one-, three- and five-year periods, while trailing 10-, 15-, 20-, and 25-year returns belonged to small-cap value.

Seeing Things
All in all, the first six months were a curious time, befitting a period in which the mood of investors seemed to shift violently from composed to panic and back again. While these mood swings were the top story in equities during the first

We still believe that stocks can generate positive returns over the next two or three years, though we are not anticipating a rally in the second half of 2011 like the very dynamic run that ushered out 2010.

It should be kept in mind that growth in both the stock market and the economy seldom takes place in uninterrupted straight lines or in lock stepped tandem. The recent pauses in both are very much in the range of what we consider normal.

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nature the byproduct of healthy free
cash flow generation. Of the more
than 4,140 domestic small-cap
companies (those with market
capitalizations up to $2.5 billion),
1,181 were dividend payers as of the
end of the first half of 2011; of these
dividend-paying companies, 757 had
a dividend yield of at least 2%.

Not surprisingly, the number of
dividend-paying companies located
outside of the United States is
even larger. In many foreign public
markets, there is typically both a
stronger embrace of dividends by
shareholders and a higher incidence
of founding-family owners who want
dividends for income. Yields in
many foreign markets are also quite
generous, particularly for smaller
companies. Many high-quality small
companies earn more than they need
in terms of reinvestment in the
business. This excess profit, or
free cash flow, is a vital qualitative
component that we look for in
companies regardless of location,
along with a strong balance sheet and
an established record of earnings.

Despite an abundance of small-cap
companies that pay dividends,
very few fund managers focus on
dividends within the small-cap

Continued on page 6...

Letter to Our Shareholders

half, the return of volatility was not a development that struck us as unusual, especially considering that the market had previously been on a very dynamic run from the interim small-cap low on July 6, 2010. Some retreat from its recent highs was therefore to be expected at some point. The correction has so far been fairly modest and mostly painless, particularly in the wider context of the bull market that began following the bottom on March 9, 2009. Our thought is that, for all the surface similarities to last year’s first half, there are cyclical forces at work that are as much a factor as investors’ unease with the U.S. or global economies. It is also worth remembering that, though growth has decelerated, the economy is still growing. In addition, it should be kept in mind that growth in both the stock market and the economy seldom takes place in uninterrupted straight lines or in lock-stepped tandem. The recent pauses in both are very much in the range of what we consider normal.
     In addition, as contrarian, bargain-hunting value investors, we see opportunity when the markets correct. Our discipline entails thinking about the present and about the years ahead when positioning our portfolios. So while we never look forward to corrections, we accept them as a fact of investment life, and then some. We see downturns as vital opportunities to re-evaluate and re-stock our portfolios. Even a brief reversal in the market can create ample chances to find what we see as well-managed, financially strong businesses with attractively low share prices.
     The most recent downturn offers a typical example. Between the 2011 high on April 29 and the most recent small-cap low on June 13, the Russell 2000 Index fell 10.1%. During this span, 50% of the companies in the Russell 2000 were down more than 10%; 18% (360 companies) of the Index’s constituents were off more than 20%; and 5% (100 stocks) declined by more than 30%. Not all of these companies were worth buying. It usually takes at least a 30% discount to our estimate of a company’s worth for us to consider a purchase. However, even brief and not particularly dramatic downturns create chances for us to find what we think are great companies trading at alluringly reduced prices.

Sights Unseen
The issues of unemployment and housing continue to dominate the headlines, though we still maintain that there is far more good news about the economy on a company by company basis. In fact, from the standpoint of balance sheets, cash flows, revenues and profits, corporations have seldom been in better shape. However, as long as unemployment remains high and housing continues to correct, the focus will remain on those two. The latter is, we think, less of a problem. Real estate cycles tend to

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unwind very slowly, and this one shows no signs of being any different. It may actually take years because the run-up in housing prices was so extreme. Any expectation that a correction would be quick was entirely misplaced. Unemployment is a more significant issue, and we have no good answer as to why the much-discussed and hoped-for pick-up in employment has not yet materialized. Certainly any increase in jobs would be a huge benefit to the economy and society as a whole. Yet companies seem much more focused on continuing to improve revenues and profits than they are on hiring, at least here in the U.S., something that we do not necessarily see changing in the intermediate future.
     So the economy is by no means out of the woods yet. This observation can be balanced, however, by our contention that it is closer to recovery than it has been since the recession began in 2007. Clearly, it has been a long, unhappy ride for many. And there have been numerous instances in history when the market was either ahead of the economy or, as we think is currently the case, when headlines are fixated on bad news while many individual companies have been doing well. Ultimately, we are throwing our lot in with companies, and the message that we have been receiving lately in our meetings with management is far more optimistic than what we see in the headlines.
     Still, we would not be surprised if the coming months brought another downturn. We did not become too excited by the rally that closed out June, which, though welcome, did little to convince us that the downturn was over. While we
As contrarian, bargain-hunting value investors, we see opportunity when the markets correct. Our discipline entails thinking about the present and about the years ahead when positioning our portfolios.

We believe that the fortunes of quality companies in all asset classes will resemble the growth in the economy—slow and steady, not very dramatic, but in retrospect more than satisfying.

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universe. Most focus on capital
appreciation instead of total return,
while in the large-cap universe,
total return or equity income
approaches are far more common.

This fact is further borne out by
Morningstar data. Of the 548 small-
cap objective funds identified by
Morningstar as of June 30, 2011, only
four funds have dividend, income or
total return in their respective names
(two of which are Royce Funds).
Yet dividends in the small-cap universe
perform the same role that they do in
the large-cap area—they may tend to
reduce a stock price’s downside
volatility and allow an investor to start
the year with a positive return as
a result of the dividend. To our way of
thinking, that’s an irresistible
combination for risk-conscious value
investors like ourselves.	Letter to Our Shareholders

continue to believe that stocks can generate positive returns over the next two or three years, we are not anticipating a rally in the second half of 2011 such as the one we had in the final six months of 2010. As stated, our bullishness and optimism are real, but low key. We believe that the fortunes of quality companies in all asset classes will resemble the growth in the economy—slow and steady, not very dramatic, but in retrospect more than satisfying.

Sincerely,

	Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2010

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The Royce Funds 2011 Semiannual Report to Shareholders | 9

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/11

Jan-June 2011[1]			6.94%

One-Year			32.11

Three-Year			10.89

Five-Year			9.56

10-Year			11.35

Since Inception (11/18/98)			14.87

ANNUAL EXPENSE RATIO

Operating Expenses			2.38%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2010	18.2%	2004	19.1%

2009	39.6	2003	48.7

2008	-25.9	2002	-15.8

2007	10.7	2001	24.5

2006	15.0	2000	15.0

2005	10.9	1999	35.4

TOP 10 POSITIONS % of Net Assets

Sims Metal Management ADR			2.4%

Warnaco Group (The)			2.3

Total System Services			2.3

Reliance Steel & Aluminum			2.2

Robert Half International			2.2

AZZ			2.1

Jos. A. Bank Clothiers			2.1

Helmerich & Payne			2.1

Drew Industries			2.1

Cliffs Natural Resources			2.0

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrials			26.1%

Information Technology			15.9

Materials			13.7

Energy			10.4

Financials			9.6

Consumer Discretionary			8.5

Health Care			3.8

Consumer Staples			2.2

Miscellaneous			0.6

Cash and Cash Equivalents			9.2

Royce Select Fund I

Manager’s Discussion
While Royce Select Fund I (RS1) was subject to the same volatility that affected the equity markets as a whole in the first half of 2011, it managed its way through in more than respectable fashion. RS1 gained 6.9% for the year-to-date period ended June 30, 2011, narrowly outpacing its small-cap benchmark, the Russell 2000 Index, which rose 6.2% for the same period. The Fund accomplished its strong result with a combination of solid turns in both the up and down phases of the year’s first six months.
     During the more bullish and less volatile first quarter, RS1 gained 8.3% versus 7.9% for the small-cap index. The second quarter saw highly volatile commodity prices, catastrophes in Japan, natural disasters here in the U.S., discouraging economic data and the revived specter of a European debt crisis, all of which conspired to depress share prices through most of May and half of June. Small-caps hit an interim high on April 29 and struggled until a rally in mid-June helped to restore some gains. The Fund performed just as we would hope during this difficult period, falling 3.1% from the interim small-cap high on April 29 through the end of June, versus a decline of 4.1% for the Russell 2000 Index. For the second quarter as a whole, RS1 was down 1.2% compared to a loss of 1.6% for its small-cap benchmark.

     Recent market cycle results were strong on an absolute basis. From the small-cap trough on March 9, 2009 through June 30, 2011, RS1 rose 127.8% compared to a gain of 148.6% for its benchmark. The Fund climbed 34.7% from the interim small-cap low on July 6, 2010 through the end of June 2011 versus a 41.9% return for the small-cap index. We were even more pleased with the Fund’s longer-term calendar-year results. RS1 outperformed the Russell 2000 for the three-, five-, 10-year and since inception (11/18/98) periods ended June 30, 2011. The Fund’s average annual total return was 14.9%.

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date through 6/30/11[1]

Questcor Pharmaceuticals	0.86%

Helmerich & Payne	0.82

Unit Corporation	0.53

Wabtec Corporation	0.52

Volcom	0.48

[1] Includes dividends

     Each of the portfolio’s equity sectors finished the semiannual period in the black, led by Industrials, Energy and Information Technology, which were also three of the four largest sectors at the end of June. Net gains at the industry level were spread among a variety of groups, although the energy equipment & services group led all industries by a wide margin. With no sectors in negative territory, it was no surprise that net losses among industry groups were quite modest. At the individual stocks level, the Fund’s three top sectors

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermark return (+19.0% in 2010). The Fund’s total annual operating expense ratio of 2.38% consisted of the management fee and acquired fund fees and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

10 | The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

were well represented among RS1’s top contributors as were Health Care and Consumer Discretionary stocks.
      Questcor Pharmaceuticals, the first half’s top performer, provides prescription drugs for central nervous system and inflammatory disorders. It occupies an attractive niche in its industry, successfully focusing on less competitive areas that have helped its stock become attractive. The company’s recent success came on stronger-than-expected results on sales of its drug that treats multiple sclerosis and kidney disorders. Its stock price rose 64% in the first half, which helps to explain why we began to reduce our position in April.
      The Energy sector was home to the Fund’s next two most significant contributors. Oil and gas drill manufacturer Helmerich & Payne is a long-time holding that we re-purchased in 2009. The stock of this top-ten holding was a bit volatile in the second quarter, but ended the semiannual period strongly, as demand for the company’s newer, safer rigs helped draw investors to what we regard as a fundamentally sound and well-managed business. Continuing with the theme of successful portfolio veterans in the energy services business, Unit Corporation, which we first purchased in RS1 in 2006, participated in the good times for its industry and also benefited from effective utilization of its drilling fleet and some interesting exploration and production plays. We have long liked its unique standing as both a contract driller and an exploration and production company, which helped it to stay off the radar of many analysts. Wabtec Corporation, from the Industrials sector, is the #1 provider of air brakes and aftermarket services for freight cars and locomotives. Its precipitous rise, mostly in the first quarter, was part of a wider recovery for freight rail as a lower-cost transportation alternative in the face of rising gas prices. We took some gains in the first half.

      The Fund’s most significant detractor from performance, global scrap metal recycler Sims Metal Management, was also its largest holding at the end of June, which should offer some insight into what we think about its long-term prospects. The market for scrap metal is largely a function of industrial output, which has been constrained over the last few years, leading to a contraction in its supply. We were seeing encouraging signs of expanding supply near the end of the second quarter and are happy to hold a large stake in a company that we have owned since 2008. Patriot Transportation Holding, which boasts a very strong balance sheet and a unique combination of transportation and real estate businesses, reported lackluster earnings. The company has been seeing gradual improvement in its various lines of business and possesses what we believe are substantially under-valued assets.

GOOD IDEAS AT THE TIME
Top Detractors from Performance Year-to-Date through 6/30/11[1]

Sims Metal Management ADR	-0.29%

Patriot Transportation Holding	-0.22

Intrepid Potash	-0.21

Aeropostale	-0.20

Harmonic	-0.19

[1] Net of dividends

ROYCE SELECT FUND I VS. RUSSELL 2000 Value of $10,000 Invested on 11/18/98

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market
Capitalization[1]			$1,837 million

Weighted Average P/E Ratio[2]			18.0x

Weighted Average P/B Ratio			2.2x

U.S. Investments (% of Net Assets)			79.8%

Non-U.S. Investments (% of Net Assets)			11.0%

Fund Net Assets			$61 million

Turnover Rate			26%

Number of Holdings			63

Symbol			RYSFX

[1]			Geometrically calculated
[2]			The Fund’s P/E calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 06/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

		Category	Best Decile
	RS1	Median	Breakpoint

Sharpe Ratio	0.48	0.22	0.38

Standard
Deviation	19.15	22.20	19.78

[1]			Five years ended 6/30/11. Category Median and Best Decile Breakpoint based on 344 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON
Five-Year Period Ended 6/30/11

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency[1]

RS1	9.56%	19.15	0.50

Russell 2000	4.08	22.76	0.18

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2011 Semiannual Report to Shareholders | 11

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/11

Jan-June 2011[1]			-3.38%

One-Year			22.90

Three-Year			13.37

Five-Year			4.96

Since Inception (6/30/05)			7.83

ANNUAL EXPENSE RATIO

Operating Expenses			2.80%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2010	21.0%	2007	-5.5%

2009	66.6	2006	19.8

2008	-33.4

TOP 10 POSITIONS % of Net Assets

FamilyMart			2.8%

EPS			2.6

Western Digital			2.6

Seabridge Gold			2.5

Minth Group			2.4

Actuate Corporation			2.3

Warnaco Group (The)			2.2

Team			2.2

Teradyne			2.1

Ashmore Group			2.1

SHORT POSITIONS % of Net Assets

Financial Select Sector SPDR Fund			-0.9%

SPDR S&P Retail ETF			-0.6

PORTFOLIO SECTOR BREAKDOWN[1]
% of Net Assets

Information Technology			27.3%

Consumer Discretionary			21.6

Industrials			11.1

Materials			11.0

Financials			7.7

Consumer Staples			7.6

Health Care			4.4

Energy			3.7

Miscellaneous			4.5

Cash and Cash Equivalents			1.1

[1] Long positions only

Royce Select Fund II

Manager’s Discussion
More volatility, greater uncertainty and added anxiety led to lower returns for Royce Select Fund II (RS2) during the first half of 2011. During the semiannual period ended June 30, 2011, the Royce Select Fund II lost 3.4% versus gains of 6.2% for its domestic benchmark, the small-cap Russell 2000 Index and 2.5% for its new small-cap global benchmark, the Russell Global Small Cap Index, for the same period. During the bullish first quarter, RS2 was up 4.2%, trailing its domestic benchmark’s rise of 7.9%, but ahead of the global small-cap index, which rose 3.2%. When stock prices began to correct in late April, the Fund struggled on both an absolute and relative basis. RS2 fell 12.6% from the domestic high on April 29, 2011 through the 2011 correction’s low on June 13 compared to a drop of 10.1% for the Russell 2000 and a decline of 7.2% for the Russell Global Small Cap.
      For the second quarter, RS2 fell 7.3%, again underperforming—the Russell 2000 declined only 1.6%, while the global small-cap index was down 0.7%. This was a disappointing outcome because negative returns are always discouraging, as is underperformance versus the benchmark. Many of the Fund’s losses came from small-cap and micro-cap U. S. listed companies that are based in China or derive a large portion of their businesses from China. These companies suffered from guilt by association, pressured by accounting irregularities at another U.S. listed firm. We found that in most cases, other investors ignored the fact that most of these companies continued to execute successfully and had no accounting issues of their own. In this more global context, we want to mention that as of May 1, 2011 the Fund may invest in U.S. and/or foreign securities, and there is now no limit to the Fund’s foreign exposure. This explains why we have added a global benchmark.

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date through 6/30/11[1]

SMART Modular Technologies (WWH)	0.58%

Helmerich & Payne	0.56

Haynes International	0.42

Super Micro Computer	0.42

Stella International Holdings	0.37

[1] Includes dividends

     From the domestic market low on March 9, 2009 through June 30, 2011, RS2 gained 138.5% compared to a gain of 148.6% for the Russell 2000 and 146.0% for the Russell Global Small Cap. The Fund was also behind both indexes from the interim domestic small-cap low on July 6, 2010 through the end of 2011’s first half, climbing 25.9% versus respective gains of 41.9% and 33.5% for the Russell 2000 and Russell Global Small Cap. RS2 did outpace both the

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of most current prospectus and include the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high watermark return (+19.8% in 2010). The Fund’s total annual operating expense ratio of 2.80% consisted of the management fee, dividends on securities sold short, interest expense on borrowings and acquired fund fees and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

12 | The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

domestic and global small-cap indexes for the three-year, five-year and since inception (6/30/05) periods ended June 30, 2011. The Fund’s average annual total return since inception was 7.8%.
      Year-to-date through the end of June, four of the Fund’s nine equity sectors were in positive territory. Energy led all sectors, followed by Consumer Discretionary. At the industry level, the energy equipment and services made the most sizable positive contribution. Industrials was the worst-performing sector for the semiannual period by a wide margin. The sector was particularly sensitive to investors’ growing concerns about a host of issues, including global debt, the viability of the U.S. economy’s recovery, and a potential slowdown in China. The electrical equipment industry was the greatest detractor at the industry level.
      FamilyMart was the Fund’s largest holding at the end of the period and is the third largest convenience store chain in Japan. FamilyMart has strengthened its presence in the Tokyo metropolitan area and expanded aggressively in Asia, focusing on the Taiwanese, South Korean, and Chinese markets. SMART Modular Technologies (WWH) was the greatest contributor to performance in the first half. Headquartered in Fremont, California, the company manufactures value-added subsystems to computer and communications OEMs (original equipment manufacturers). The company announced that it was being acquired by Silver Lake Partners in May. We sold our shares shortly after the announcement. Helmerich & Payne was another top contributor to performance in the first half of 2011. A contract driller that provides offshore drilling services worldwide and land drilling in the U.S., its stock price moved around quite a bit during the year’s opening half, as oil prices were very volatile. However, it finished June near its 2011 high, due in large part to demand for its innovative services and the company’s large number of new, modernized rigs that offer both higher safety and increased efficiency. We were impressed that management chose to upgrade its rig supply when most competitors were content to refurbish theirs.

GOOD IDEAS AT THE TIME
Top Detractors from Performance Year-to-Date through 6/30/11[1]

Harbin Electric	-1.20%

China Green (Holdings)	-0.79

Fushi Copperweld	-0.76

E-House China Holdings ADR	-0.60

Cogo Group	-0.59

[1] Net of dividends

       As mentioned, each of the Fund’s five major detractors were companies that are based in or that derive much of their business from China. We parted ways only with Harbin Electric, an electric motor manufacturer in China, that was the greatest detractor to performance by a wide margin and is currently no longer in the portfolio. Early in July, we sold our position in China Green. We added to our positions in copper-clad wire and cable maker Fushi Copperweld and real estate services business E-House China Holdings.

ROYCE SELECT FUND II VS. RUSSELL 2000 AND RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]			$938 million

Weighted Average P/E Ratio[2]			13.7x

Weighted Average P/B Ratio			1.8x

Fund Net Assets			$4 million

Turnover Rate			74%

Number of Holdings			74

Symbol			RSFDX

[1] Geometrically calculated
[2] The Fund’s P/E calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

		Category	Best Quartile
	RS2	Median	Breakpoint

Sharpe Ratio	0.25	0.22	0.30

Standard
Deviation	22.62	22.20	21.02

[1] Five years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 344 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON
Five-Year Period Ended 6/30/11

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency[1]

RS2	4.96%	22.62	0.22

Russell Global Small Cap	4.90	22.90	0.21

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States			52.8%

China			14.9

Hong Kong			10.8

Japan			7.1

Canada			4.1

[1] Represents countries that are 3% or more of net assets.
[2] Long positions only are represented above and except in the case of ETF’s securities are categorized by the country of their headquarters.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

The Royce Funds 2011 Semiannual Report to Shareholders | 13

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/11

Jan-June 2011[1]			2.11%

One-Year			36.84

Three-Year			8.82

Five-Year			12.32

Since Inception (6/30/05)			15.00

ANNUAL EXPENSE RATIO

Operating Expenses			3.53%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGS	Year	RGS

2010	33.2%	2007	18.2%

2009	56.1	2006	19.4

2008	-34.4

TOP 10 POSITIONS % of Net Assets

Santen Pharmaceutical			2.9%

Lamprell			2.9

Mayr-Melnhof Karton			2.7

Semperit AG Holding			2.7

Teradyne			2.6

USS			2.4

Ashmore Group			2.3

Benesse Holdings			2.3

Pfeiffer Vacuum Technology			2.0

SMA Solar Technology			2.0

SHORT POSITIONS % of Net Assets

ProShares Ultra MSCI Emerging Markets			-1.0%

ProShares Ultra Industrials			-0.8

iShares MSCI Canada Index Fund			-0.6

Tempur-Pedic International			-0.5

ProShares Ultra Health Care			-0.5

Panera Bread Cl. A			-0.4

ProShares Ultra Financials			-0.4

Deluxe Corporation			-0.4

Stericycle			-0.3

iShares Barclays 20+ Year Treasury Bond Fund			-0.3

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Materials			21.1%

Information Technology			14.9

Consumer Discretionary			13.2

Health Care			12.1

Industrials			11.2

Financials			10.6

Energy			7.5

Consumer Staples			7.2

Miscellaneous			2.8

Cash and Cash Equivalents			-0.6

[1] Long positions only

Royce Global Select Fund

Manager’s Discussion
The first-half results for Royce Global Select Fund (RGS) were somewhat disappointing on both an absolute and relative basis. The Fund was up 2.1% for the year-to-date period ended June 30, 2011 versus gains of 5.6% for the MSCI WORLD Small Core Index and 2.5% for its new small-cap global benchmark, the Russell Global Small Cap Index, for the same period. (We chose the Fund’s new benchmark because it better reflects the Fund’s security selection universe.) The Fund lost the most ground to the MSCI WORLD Small Core Index during the first quarter, a mostly uneventful bull period in which RGS rose 4.1% versus respective gains of 6.2% and 3.2% for the MSCI and Russell Indexes.
     Relative results were not much closer during the second quarter. While the overseas markets were less volatile than their domestic counterparts, results were still negative for the major global and international indexes. RGS fell 1.9% for the second quarter, compared to a decline of 0.6% for the MSCI WORLD Small Core Index and 0.7% for the Russell Global Small Cap Index. These quarterly results were in large part a reflection of the Fund’s struggles through the domestic market downturn. From the interim domestic small-cap high on April 29 through the ensuing domestic low on June 13, 2011, RGS lost 5.1% versus respective declines of 7.2% for the Russell Global Small Cap Index and 7.9% for the MSCI WORLD Small Core Index.

     Recent market cycle performance was considerably stronger on an absolute basis, though mixed on a relative standard. From the domestic small-cap market peak on July 13, 2007 through June 30, 2011, the Fund rose 33.0% versus declines of 1.2% and 5.0%, respectively for the MSCI WORLD Small Core Index and the Russell Global Small Cap Index. In the more bullish period from the market bottom on March 9, 2009 through the end of June 2011, RGS rose 143.3% compared to the MSCI WORLD Small Core Index’s return of 155.6% and the Russell Global Small Cap Index’s gain of 146.0%. These strong market cycle results were a major factor in RGS’s ability to outpace both small-cap global benchmarks for the three-year, five-year and since inception (6/30/05) periods ended June 30, 2011. (The Fund also beat the Russell Global Small Cap Index for the one-year period.) RGS’s average annual total return since inception was 15.0%.

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date through 6/30/11[1]

Lamprell	0.76%

Varian Semiconductor Equipment Associates	0.70

SMA Solar Technology	0.60

H Lundbeck	0.50

Santen Pharmaceutical	0.48

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high watermark return (+27.2% in 2010). The Fund’s total annual operating expense ratio of 3.53% consisted of the management fee, dividends on securities sold short, acquired fund fees and expenses, and interest expense on borrowings. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees, and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

14 | The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

      Energy led the Fund’s 10 equity sectors, followed by notable gains from Health Care and Information Technology. Three sectors finished the period with net losses—Materials, Industrials and Consumer Discretionary. The last of these, however, detracted only modestly from first-half results. At the industry level, two areas dominated. Both the energy equipment & services group and pharmaceuticals stocks contributed in a most healthy way. Of those industries that posted net losses through the end of June, only the metals & mining group made a notable negative impact. While holdings with net gains could be found in each sector, positive results came primarily from RGS’s three top-performing sectors.
     Lamprell, the Fund’s top contributor, provides construction and engineering services for oil and gas rigs and is the leading contractor in the Arabian Gulf, where it has operated for more than three decades. We like its business model, which is driven in large part by demand for younger jack-up rigs. We also looked favorably on its accretive acquisition of MIS because we think it makes a compelling strategic fit—MIS brings onshore capabilities and enhances Lamprell’s in-house engineering capabilities. We added to our stake through April. Robust M&A (mergers and acquisitions) activity carried over from 2010, ramping up in the first half of 2011. In a market often short on organic growth but flush with credit availability and excess liquidity, companies are increasingly looking to grow their businesses through acquisitions. RGS benefitted from this trend as a top holding, Varian Semiconductor Equipment Associates, agreed to be acquired in an all cash deal early in May by its larger rival, Applied Materials.

We sold our shares shortly after the announcement was made. Solar power is widely derided by the short-selling community—SMA Solar Technology and one of its peers had approximately 35-40% short interest—so SMA had become very cheap, particularly for a business with its rate of cash generation. Its stock price was an indirect beneficiary of rising oil prices in the first half. We made additional purchases in January and April.

GOOD IDEAS AT THE TIME
Top Detractors from Performance Year-to-Date through 6/30/11[1]

Moshi Moshi Hotline	-0.77%

Raubex Group	-0.62

Hochschild Mining	-0.50

Asian Citrus Holdings	-0.42

Teradyne	-0.39

[1] Net of dividends

      As for those positions that detracted most from performance, Moshi Moshi Hotline is a Japanese business that offers call centers, back office services, consulting and other services. Its stock fell sharply in the aftermath of the March earthquake and has not yet recovered. Liking its core businesses, dividend yield and attractive valuation, we more than doubled our position in the first half. We also increased our stake in Raubex Group, a South African road construction and infrastructure development specialist. Its share price was hurt as the company faced delays in major road construction projects, dealt with lower-priced competition from imported Chinese crews and tried waiting out unrest in the ranks of South Africa’s national highway administration.

ROYCE GLOBAL SELECT FUND VS. RUSSELL GLOBAL SMALL CAP INDEX AND MSCI WORLD SMALL CORE Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]			$1,950 million

Weighted Average P/E Ratio[2]			11.8x

Weighted Average P/B Ratio			2.3x

Fund Net Assets			$28 million

Turnover Rate			14%

Number of Holdings			78

Symbol			RSFTX

[1] Geometrically calculated
[2] The Fund’s P/E calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

		Category	Best Quartile
	RGS	Median	Breakpoint

Sharpe Ratio	0.57	0.26	0.33

Standard
Deviation	21.12	22.89	21.09

[1] Five years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 19 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/11

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency[1]

RGS	12.32%	21.12	0.58

Russell Global
Small Cap	4.90	22.90	0.21

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

PORTFOLIO COUNTRY BREAKDOWN[1,2]
% of Net Assets

Japan			15.5%

United States			10.0

Germany			8.8

South Africa			6.2

Canada			5.5

Austria			5.4

Australia			4.7

United Kingdom			4.5

Brazil			4.2

China			3.6

Belgium			3.2

Switzerland			3.1

[1] Represents countries that are 3% or more of net assets.
[2] Long positions only are represented above and, except in the case of ETF’s, securities are categorized by the country of their headquarters.

The Royce Funds 2011 Semiannual Report to Shareholders | 15

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/11

Jan-June 2011[1]			6.33%

One-Year			29.41

Three-Year			5.33

Since Inception (9/28/07)			3.78

ANNUAL EXPENSE RATIO

Operating Expenses			0.71%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSS	Year	RSS

2010	17.2%	2008	-25.5%

2009	23.1

TOP 10 POSITIONS % of Net Assets

Teledyne Technologies			4.2%

GameStop Corporation Cl. A			3.4

AVX Corporation			3.1

Arrow Electronics			3.0

Hubbell Cl. B			2.8

UGI Corporation			2.6

Teradyne			2.5

International Rectifier			2.4

Thomas & Betts			2.3

Avnet			2.1

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Information Technology			26.6%

Industrials			18.5

Consumer Discretionary			11.5

Materials			10.5

Financials			5.4

Energy			4.9

Health Care			4.7

Utilities			2.6

Miscellaneous			0.6

Cash and Cash Equivalents			14.7

Royce SMid-Cap Select Fund

Manager’s Discussion
Throughout market cycles, it is important to keep a watchful eye on the behavioral aspect of investing because periods of both fear and exuberance can meaningfully alter the market value of companies far in excess of what underlying business conditions might warrant. Fear and greed can be equally dangerous at times, but in the former investors can find opportunity, while in the latter only risk awaits. Never has this been more apparent than in the fragile recovery economies and markets have experienced following the depths of the financial crisis more than two years ago. As we survey the landscape today, we are encouraged by the results individual companies have produced in this challenging environment, but remain wary of the increasingly unstable macroeconomic environment.
     We are clearly not alone. The first six months of 2011 was a period in which larger systemic risks, such as the ballooning sovereign debt crises in Europe and the deficit/budget impasse in the U.S.—along with the resulting risk to the cherished (and vitally important) AAA credit rating—captivated investors and led to an extension of high levels of anxiety. Royce SMid-Cap Select Fund (RSS), with its sharp focus on the larger end of the smaller company universe, performed well on an absolute basis—our preferred measure—while trailing its benchmark. For the year-to-date period ended June 30, 2011, the Fund gained 6.3% compared to its small-cap benchmark, the Russell 2500 Index, which advanced 8.1% for the same period.

      The first two quarters of 2011 were strikingly similar to the comparable periods in 2010, with market strength in the first driven by solid corporate results followed by a correction in the second that was precipitated by the systemic concerns discussed above. During the bullish first quarter, the Fund’s more defensive positioning and high cash position was a slight drag on performance relative to the benchmark. RSS gained 7.9% versus 8.7% for the Russell 2500. The volatile second quarter contained both a downturn in equity prices and a partial recovery at the quarter’s close. Between April and June, RSS posted a decline of 1.4% versus a loss of 0.6% for its benchmark. Thus far, the Fund’s absolute returns have been below what we would ideally like, though we were encouraged by its outperformance of the benchmark since the Fund’s inception (9/28/07). RSS gained 3.8% on an annualized

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date through 6/30/11[1]

Varian Semiconductor Equipment Associates	1.08%

Helmerich & Payne	0.83

Lubrizol Corporation (The)	0.66

Arrow Electronics	0.55

GameStop Corporation Cl. A	0.50

[1] Includes dividends

 Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high watermark return (+5.6% in 2010). The Fund’s total annual operating expense ratio of 0.71% consisted of the management fee and acquired fund fees and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

16 | The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

basis since inception through June 30, 2011 versus a 2.9% result for the Russell 2500 over the comparable period.
     Information Technology (IT) was the Fund’s best performing sector in the first half. It benefited from continued M&A (mergers and acquisitions) activity in this cash rich area of the market. Industrials, Energy and Materials also made healthy contributions to returns in a period that saw seven of the Fund’s nine equity sectors contribute positively. Financials were the only weak spot of note, along with a very modest detraction from the Diversified Investment Companies sector. At the industry level, the Fund showed similar strength, with the majority of industries generating a positive aggregate return. Energy equipment & services was the leading group, and semiconductors & semiconductor equipment and electronic equipment, instruments & components from the IT sector also contributed nicely. Commercial banks and capital markets—both from the weak Financial sector—were the biggest detractors in the first half.

     The meaningful pickup in M&A activity that began in 2010 continued to ramp up in the first half of 2011. Particularly evident in the IT sector, companies short on organic growth but flush with credit availability and excess liquidity are increasingly looking to grow their businesses through acquisitions. Varian Semiconductor Equipment Associates agreed to be acquired in an all cash deal early in May. Helmerich & Payne was another notable gainer, as this leading contract oil and gas drilling company profited from the ongoing surge in horizontal drilling activity in the U.S. onshore market. With its superior fleet of Tier 1 rigs and proprietary FlexRig design, the company looks very well positioned—exploration companies are increasingly moving to these rig designs for both conventional and non-conventional reservoirs.

GOOD IDEAS AT THE TIME
Top Detractors from Performance Year-to-Date through 6/30/11[1]

Comerica	-0.44%

Westlake Chemical	-0.23

Avnet	-0.20

Pan American Silver	-0.14

Value Partners Group	-0.14

[1] Net of dividends

      Comerica, the fifteenth largest commercial bank holding company based in the U.S., suffered along with many of its peers as the regulatory environment remained uncertain for large financial institutions and loan growth was anemic. With lower credit costs than its peers, the bank still looks promising, especially since greater capital flexibility could allow for dividend increases, stock buybacks and acquisitions going forward. Westlake Chemical manufactures a range of polymers and fabricated products. It suffered margin erosion due to higher input costs and increased supplies in some of its key products. With its strong balance sheet and experienced management team, we continue to like Westlake’s prospects, recognizing that returns may be uneven over time given the uncertain pace of the U.S. economic expansion.

ROYCE SMID-CAP SELECT FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$3,273 million

Weighted Average P/E Ratio[2]	14.2x

Weighted Average P/B Ratio	1.9x

U.S. Investments (% of Net Assets)	76.4%

Non-U.S. Investments (% of Net Assets)	8.9%

Fund Net Assets	$1 million

Turnover Rate	69%

Number of Holdings	56

Symbol	RMISX

[1]	Geometrically calculated
[2]	The Fund’s P/E calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/11).

The Royce Funds 2011 Semiannual Report to Shareholders | 17

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

CUMULATIVE TOTAL RETURNS
Through 6/30/11

Jan-June 2011	-1.15%

Since Inception (8/31/10)	28.40

Since Inception (8/31/10) (Net)[1]	25.83

ANNUAL EXPENSE RATIO

Operating Expenses	4.01%

[1] Since inception result is adjusted to reflect the 2% fee assessed on redemptions of shares held for less than 365 days.

TOP 10 POSITIONS % of Net Assets

Novellus Systems	3.4%

Century Aluminum	2.9

Integrated Silicon Solution	2.6

Ameresco Cl. A	2.6

Mack-Cali Realty	2.6

Northwest Pipe	2.5

Standard Pacific	2.4

Skechers U.S.A. Cl. A	2.4

PennyMac Mortgage Investment Trust	2.3

Delta Apparel	2.3

SHORT POSITIONS % of Net Assets

General Motors	-2.6%

Hewlett-Packard	-2.1

Vail Resorts	-2.0

Morgan Stanley	-1.8

Starbucks Corporation	-1.5

Veeco Instruments	-1.0

PORTFOLIO SECTOR BREAKDOWN[1]
% of Net Assets

Information Technology	25.3%

Industrials	18.8

Consumer Discretionary	14.5

Financials	12.7

Materials	8.8

Energy	7.5

Consumer Staples	6.4

Health Care	5.6

Telecommunication Services	1.7

Diversified Investment Companies	1.3

Miscellaneous	2.2

Cash and Cash Equivalents	-4.8

[1] Long positions only

Royce Opportunity Select Fund

Manager’s Discussion
The first half of 2011 was reminiscent of the comparable period in 2010 when solid-to strong corporate results helped to generate gains for equities that threatened to be, if only partially, undone by renewed risk aversion related to macroeconomic issues. Growth stocks maintained the market leadership they had established in the second half of 2010, as investors continued to place a premium on companies with above average growth in a world generally devoid of it. Royce Opportunity Select Fund, our newest offering for qualified investors, was down 1.2% for the year-to-date period ended June 30, 2011, versus a 6.2% gain for its small-cap benchmark, the Russell 2000 Index, for the same period.
      The Fund debuted in August 2010, shortly after the market shook off the effects of a sharp correction in early July. Commencing operations in the midst of a rapidly rising market was a mixed blessing. Starting out with a portfolio entirely made up of cash, the Fund was not fully invested during the month of September and thus trailed the market’s rapid advance in 2010’s last four months. In addition, the portfolio was seeded with long-term opportunities; that is, we chose companies with a multi-year investment horizon. It was not surprising, then, to find that many of these stocks had not yet reversed course by the end of the first half of 2011. Many positions that we see as attractively value-priced stocks saw their prices sink even lower during the spring correction and then lag during the late-June rebound. Those areas that felt the full effect included several turnaround candidates, many of our micro-cap holdings, and companies in the Financials, Consumer Discretionary and Information Technology sectors.

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date through 6/30/11[1]

Varian Semiconductor Equipment Associates	0.83%

Union Drilling	0.82

Accuray	0.63

Carpenter Technology	0.60

NN	0.54

[1] Includes dividends

      We were therefore only somewhat disappointed that the Fund failed to keep pace with its benchmark in an environment that was both increasingly turbulent and clearly favored the growth segment of the market. ROS was up 6.2% in the less volatile and more bullish first quarter, compared to a gain of 7.9% for the Russell 2000. The Fund then lost more ground when the market became more tumultuous in the second quarter, losing 6.9% versus a decline of 1.6% for its small-cap benchmark. The Fund’s cumulative total return since inception (8/31/10) was 28.4%, a very strong result on an absolute basis.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermark return (+32.1% in 2010). The Fund’s total annual operating expense ratio of 4.01% consisted of the management fee. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, and interest expense on borrowings, when applicable. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

18 | The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

     ROS uses the opportunistic value approach that we employ in Royce Opportunity Fund with the added flexibility to invest in both long and short equity positions and to use a modest amount of leverage. Its singular opportunistic value approach to stock selection for the long portion of the portfolio emphasizes four investment themes—turnarounds, companies with unrecognized assets, undervalued growth stocks and companies with interrupted earnings patterns. In that sense, the Fund differs to a degree from more traditional small-cap value portfolios.
      In addition to net losses from the three sectors mentioned above, there was also encouraging news at the sector level. Energy led all areas with a strong contribution to first-half results, followed by solid net gains from Materials and Health Care. Net gains and losses at the industry level reflected the portfolio’s respective strengths and weaknesses in its sectors, with one notable exception. The Fund’s best-performing industry was the semiconductors & semiconductor equipment group, which hails from the otherwise disappointing Information Technology sector. Other industries with solid contributions included energy equipment & services companies and the metals & mining group, while net losses came from software stocks, thrifts & mortgage finance stocks and household durables companies.

      At the individual stock level, Smith Micro Software, which develops ecommerce and communications software primarily for telecommunications applications, was the largest detractor by a wide margin. Its stock price cratered in early February when the company suspended its full-year 2011 guidance because a large customer pulled back orders and created a glut of inventory for a key product. We more than tripled our stake in the first half, with the bulk of those shares purchased between March and the end of June. Telecommunications vendors frequently must deal with customer-concentration issues, so we view its recent struggles as a manageable, short-term problem. We also think very highly of its core products, which helped to build our confidence in the company’s long-term prospects. Radian Group and MGIC Investment are also long-term plays, and ongoing softness in the mortgage market hurt the price of both stocks. Radian Group provides credit-related insurance coverage and financial services, as well as mortgage insurance, while MGIC Investment primarily provides mortgage insurance.

GOOD IDEAS AT THE TIME
Top Detractors from Performance Year-to-Date through 6/30/11[1]

Smith Micro Software	-2.08%

Radian Group	-0.94

MGIC Investment	-0.71

Standard Pacific	-0.70

Research In Motion	-0.58

[1] Net of dividends

     The Fund benefited from the continued pick-up in M&A (mergers and acquisitions) activity as Varian Semiconductor Equipment Associates agreed to be acquired in an all cash deal early in May. We sold the position shortly after the announcement of the transaction. Union Drilling’s share price fluctuated roughly in parallel with the price of oil, but ended the first half on the rise. Better utilization helped the stock of this contract land driller to finish strong.

ROYCE OPPORTUNITY SELECT FUND VS. RUSSELL 2000 Value of $10,000 Invested on 8/31/10

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market
Capitalization[1]	$567 million

Weighted Average P/B Ratio	1.3x

U.S. Investments[2] (% of Net Assets)	104.8%

Non-U.S. Investments[2] (% of Net Assets)	0.0%

Fund Net Assets	$3 million

Turnover Rate	147%

Number of Holdings	70

Symbol	ROSFX

[1]	Geometrically calculated
[2]	Long positions only

The Royce Funds 2011 Semiannual Report to Shareholders | 19

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE
COMMON STOCKS – 90.8%

Consumer Discretionary – 8.5%
Auto Components - 2.1%
Drew Industries	51,100	$1,263,192

Diversified Consumer Services - 0.7%
Universal Technical Institute	21,768	430,353

Specialty Retail - 2.7%
Aeropostale [2]	21,200	371,000
Jos. A. Bank Clothiers [2]	25,650	1,282,757

		1,653,757

Textiles, Apparel & Luxury Goods - 3.0%
Columbia Sportswear	7,127	451,852
Warnaco Group (The) [2]	26,800	1,400,300

		1,852,152

Total (Cost $4,133,561)		5,199,454

Consumer Staples – 2.2%
Food Products - 2.2%
Cal-Maine Foods	21,905	700,084
Hain Celestial Group [2]	18,600	620,496

Total (Cost $898,322)		1,320,580

Energy – 10.4%
Energy Equipment & Services - 10.4%
Calfrac Well Services	17,700	583,057
Helmerich & Payne	19,300	1,276,116
Oil States International [2]	15,200	1,214,632
Pason Systems	54,500	821,639
ShawCor Cl. A	40,300	1,237,686
Unit Corporation [2]	20,150	1,227,739

Total (Cost $3,478,392)		6,360,869

Financials – 9.6%
Capital Markets - 4.1%
Federated Investors Cl. B	39,000	929,760
Lazard Cl. A	12,000	445,200
SEI Investments	52,200	1,175,022

		2,549,982

Insurance - 4.6%
Alleghany Corporation [2]	3,705	1,234,172
Brown & Brown	43,850	1,125,191
Markel Corporation [2]	1,100	436,491

		2,795,854

Real Estate Management & Development - 0.9%
Altisource Portfolio Solutions [2]	14,700	540,960

Total (Cost $4,763,457)		5,886,796

Health Care – 3.8%
Health Care Providers & Services - 0.9%
VCA Antech [2]	25,400	538,480

Life Sciences Tools & Services - 1.8%
ICON ADR [2]	47,100	1,109,676

	SHARES	VALUE
Health Care (continued)
Pharmaceuticals - 1.1%
Questcor Pharmaceuticals [2]	27,951	$673,619

Total (Cost $1,753,278)		2,321,775

Industrials – 26.1%
Aerospace & Defense - 1.3%
†Teledyne Technologies [2]	15,477	779,422

Building Products - 1.1%
Apogee Enterprises	51,531	660,112

Commercial Services & Supplies - 3.4%
Cintas Corporation	34,700	1,146,141
Copart [2]	20,200	941,320

		2,087,461

Electrical Equipment - 5.2%
AZZ	28,600	1,309,880
GrafTech International [2]	59,900	1,214,173
Regal-Beloit	10,000	667,700

		3,191,753

Machinery - 4.8%
Columbus McKinnon [2]	53,000	951,880
Valmont Industries	9,000	867,510
Wabtec Corporation	16,675	1,095,881

		2,915,271

Marine - 1.5%
Kirby Corporation [2]	16,800	952,056

Professional Services - 3.6%
CRA International [2]	33,579	909,655
Robert Half International	49,000	1,324,470

		2,234,125

Road & Rail - 4.2%
Arkansas Best	44,400	1,053,612
Landstar System	14,900	692,552
Patriot Transportation Holding [2]	15,000	335,550
Universal Truckload Services [2]	28,500	488,205

		2,569,919

Trading Companies & Distributors - 1.0%
MSC Industrial Direct Cl. A	8,952	593,607

Total (Cost $12,569,042)		15,983,726

Information Technology – 15.9%
Communications Equipment - 1.4%
Harmonic [2]	118,000	853,140

Electronic Equipment, Instruments & Components - 4.2%
Coherent [2]	14,981	828,000
Dolby Laboratories Cl. A [2]	14,950	634,777
Rofin-Sinar Technologies [2]	31,877	1,088,599

		2,551,376

IT Services - 2.9%
MAXIMUS	5,150	426,060
Total System Services	74,200	1,378,636

		1,804,696

Semiconductors & Semiconductor Equipment - 6.6%
Aixtron ADR	15,600	532,272

20 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Select Fund II
	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
†ATMI [2]	31,000	$633,330
Cabot Microelectronics [2]	23,000	1,068,810
Cymer [2]	17,966	889,497
†Integrated Silicon Solution [2]	93,500	904,145

		4,028,054

Software - 0.8%
NetScout Systems [2]	23,800	497,182

Total (Cost $7,887,543)		9,734,448

Materials – 13.7%
Chemicals - 4.3%
Intrepid Potash [2]	37,997	1,234,902
†KMG Chemicals	37,346	628,907
†LSB Industries [2]	18,300	785,436

		2,649,245

Containers & Packaging - 1.6%
Greif Cl. A	15,000	975,450

Metals & Mining - 7.8%
†Allied Nevada Gold [2]	20,000	707,400
Cliffs Natural Resources	13,500	1,248,075
Reliance Steel & Aluminum	27,500	1,365,375
Sims Metal Management ADR	76,070	1,444,569

		4,765,419

Total (Cost $6,783,328)		8,390,114

Miscellaneous[4] – 0.6%
Total (Cost $367,577)		393,357

TOTAL COMMON STOCKS
(Cost $42,634,500)		55,591,119

REPURCHASE AGREEMENT – 9.6%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $5,898,002 (collateralized
by obligations of various U.S. Government
Agencies, 0.33% due 7/16/12, valued at $6,050,000)
(Cost $5,898,000)		5,898,000

TOTAL INVESTMENTS – 100.4%
(Cost $48,532,500)		61,489,119

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.4)%		(240,712)

NET ASSETS – 100.0%		$61,248,407

	SHARES	VALUE
COMMON STOCKS – 98.9%

Consumer Discretionary – 21.6%
Auto Components - 4.4%
Drew Industries [1]	3,601	$89,017
Minth Group	65,900	106,941

		195,958

Diversified Consumer Services - 1.1%
ChinaCast Education [1,2]	9,700	50,246

Household Durables - 1.3%
†Universal Electronics [2]	2,400	60,624

Specialty Retail - 7.8%
American Eagle Outfitters	5,800	73,950
Charming Shoppes [2]	10,900	45,344
Children’s Place Retail Stores [2]	500	22,245
†Monro Muffler Brake	2,100	78,309
Rent-A-Center	1,500	45,840
†Signet Jewelers [2]	1,100	51,491
Wet Seal (The) Cl. A [2]	6,421	28,702

		345,881

Textiles, Apparel & Luxury Goods - 7.0%
Daphne International Holdings	98,100	87,622
Stella International Holdings	32,500	82,423
True Religion Apparel [1,2]	1,400	40,712
Warnaco Group (The) [2]	1,900	99,275

		310,032

Total (Cost $843,676)		962,741

Consumer Staples – 7.6%
Food & Staples Retailing - 3.8%
†Arden Group Cl. A	500	46,010
FamilyMart	3,400	124,977

		170,987

Food Products - 3.8%
Binggrae	781	45,192
China Green (Holdings)	64,000	41,316
First Resources	71,100	80,464

		166,972

Total (Cost $335,562)		337,959

Energy – 3.7%
Energy Equipment & Services - 2.8%
Helmerich & Payne	1,350	89,262
Rowan Companies [2]	850	32,988

		122,250

Oil, Gas & Consumable Fuels - 0.9%
VAALCO Energy [2]	7,000	42,140

Total (Cost $125,606)		164,390

Financials – 7.7%
Capital Markets - 4.9%
Ashmore Group	14,500	92,676
Sprott	6,000	45,974
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 21

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Value Partners Group	92,400	$79,417

		218,067

Consumer Finance - 1.0%
World Acceptance [2]	640	41,965

Real Estate Management & Development - 1.8%
E-House China Holdings ADR	8,200	80,442

Total (Cost $291,000)		340,474

Health Care – 4.4%
Health Care Technology - 1.7%
†Transcend Services [2]	2,600	76,414

Life Sciences Tools & Services - 2.7%
EPS	50	117,723

Total (Cost $185,133)		194,137

Industrials – 11.1%
Air Freight & Logistics - 0.9%
Atlas Air Worldwide Holdings [1,2]	700	41,657

Commercial Services & Supplies - 2.2%
Team [1,2]	4,010	96,761

Construction & Engineering - 1.9%
EMCOR Group [2]	1,200	35,172
Pike Electric [2]	5,400	47,736

		82,908

Electrical Equipment - 3.3%
Fushi Copperweld [2]	13,840	79,303
Jinpan International [1]	6,018	67,282

		146,585

Machinery - 2.8%
Foster (L.B.) Company Cl. A	1,700	55,947
Graham Corporation	1,602	32,681
Hurco Companies [2]	1,130	36,397

		125,025

Total (Cost $467,241)		492,936

Information Technology – 27.3%
Communications Equipment - 3.0%
Cogo Group [2]	7,649	40,845
†Plantronics	2,500	91,325

		132,170

Computers & Peripherals - 4.1%
Super Micro Computer [2]	4,100	65,969
Western Digital [1,2]	3,150	114,597

		180,566

Electronic Equipment, Instruments & Components - 6.0%
China High Precision Automation Group	95,700	75,040
†China Security & Surveillance Technology [2]	13,200	69,960
Multi-Fineline Electronix [2]	3,200	69,152
†Plexus Corporation [2]	1,500	52,215

		266,367

	SHARES	VALUE
Information Technology (continued)
Internet Software & Services - 1.8%
ValueClick [1,2]	4,860	$80,676

Semiconductors & Semiconductor Equipment - 9.2%
†BCD Semiconductor Manufacturing ADR [1,2]	6,630	45,946
Integrated Silicon Solution [2]	4,100	39,647
MEMC Electronic Materials [2]	4,900	41,797
†Miraial	3,600	74,476
MKS Instruments	2,800	73,976
†RDA Microelectronics ADR [2]	4,500	40,455
Teradyne [2]	6,300	93,240

		409,537

Software - 3.2%
Actuate Corporation [1,2]	17,700	103,545
American Software Cl. A [1]	4,970	41,301

		144,846

Total (Cost $1,134,317)		1,214,162

Materials – 11.0%
Chemicals - 2.7%
Fufeng Group	125,500	81,576
OM Group [1,2]	1,000	40,640

		122,216

Metals & Mining - 8.3%
Haynes International	800	49,544
Hochschild Mining	5,700	42,100
Horsehead Holding Corporation [2]	3,200	42,624
Market Vectors Junior Gold Miners ETF	1,900	65,512
Medusa Mining	8,400	59,624
Seabridge Gold [1,2]	3,900	110,019

		369,423

Total (Cost $410,227)		491,639

Miscellaneous[4] – 4.5%
Total (Cost $201,255)		202,062

TOTAL COMMON STOCKS
(Cost $3,994,017)		4,400,500

REPURCHASE AGREEMENT – 5.0%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $222,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.45% due 7/1/11, valued at $230,575)
(Cost $222,000)		222,000

TOTAL INVESTMENTS – 103.9%
(Cost $4,216,017)		4,622,500

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.9)%		(173,958)

NET ASSETS – 100.0%		$4,448,542

22 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Global Select Fund
	SHARES	VALUE
SECURITIES SOLD SHORT
COMMON STOCKS – 1.5%
Consumer Discretionary – 0.6%
Specialty Retail - 0.6%
SPDR S&P Retail ETF	500	$26,730

Total (Proceeds $23,535)		26,730

Financials – 0.9%
Diversified Financial Services - 0.9%
Financial Select Sector SPDR Fund	2,500	38,325

Total (Proceeds $35,824)		38,325

TOTAL SECURITIES SOLD SHORT
(Proceeds $59,359)		$65,055

	SHARES	VALUE
COMMON STOCKS – 100.6%

Australia – 4.7%
Aquarius Platinum	65,000	$331,774
Centamin Egypt [2]	225,000	455,646
Medusa Mining	70,000	496,869

Total (Cost $1,184,251)		1,284,289

Austria – 5.4%
Mayr-Melnhof Karton	6,400	755,124
Semperit AG Holding	15,000	748,199

Total (Cost $1,271,258)		1,503,323

Belgium – 3.2%
†EVS Broadcast Equipment	7,000	473,846
Sipef	4,000	404,599

Total (Cost $713,952)		878,445

Brazil – 4.2%
Duratex	40,000	338,577
Grendene	30,000	173,005
Kroton Educacional (Units) [2]	15,000	194,630
†Tegma Gestao Logistica	27,500	444,927

Total (Cost $961,285)		1,151,139

Canada – 5.5%
Major Drilling Group International	30,000	390,378
Pan American Silver	15,000	463,350
Sprott	40,000	306,496
Tesco Corporation [1,2]	18,000	349,380

Total (Cost $1,077,273)		1,509,604

China – 3.6%
China Forestry Holdings [2,5]	325,000	61,603
†E-House China Holdings ADR [1]	50,000	490,500
†Li Ning	250,000	432,747

Total (Cost $1,109,178)		984,850

Denmark – 1.4%
H Lundbeck	15,000	394,828

Total (Cost $286,369)		394,828

Egypt – 1.7%
†Citadel Capital [2]	250,000	236,698
Egyptian Financial Group-Hermes Holding [2]	72,500	244,112

Total (Cost $464,088)		480,810

Finland – 1.4%
Vaisala Cl. A	12,000	388,737

Total (Cost $387,701)		388,737

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 23

Schedules of Investments

Royce Global Select Fund (continued)

	SHARES	VALUE
France – 1.9%
Boiron	8,200	$366,494
Societe Internationale de Plantations
d’Heveas	1,250	163,505

Total (Cost $450,620)		529,999

Germany – 8.8%
Aixtron	11,000	375,416
Carl Zeiss Meditec	21,000	467,752
KWS Saat	1,200	272,327
†Nemetschek	4,122	196,661
Pfeiffer Vacuum Technology	4,500	564,262
SMA Solar Technology	5,000	557,105

Total (Cost $1,937,317)		2,433,523

Hong Kong – 2.9%
Asian Citrus Holdings	300,000	274,085
Value Partners Group	600,000	515,693

Total (Cost $660,409)		789,778

India – 2.3%
†Graphite India	100,000	202,416
Maharashtra Seamless	50,000	421,327

Total (Cost $610,384)		623,743

Italy – 1.6%
Recordati	40,000	439,989

Total (Cost $315,278)		439,989

Japan – 15.5%
Benesse Holdings	14,500	624,010
EPS	160	376,715
FamilyMart	14,500	532,989
Moshi Moshi Hotline	26,000	422,075
Nomura Research Institute	18,500	404,924
Santen Pharmaceutical	20,000	813,011
†Shimano	8,000	439,899
†USS	8,500	659,342

Total (Cost $4,155,436)		4,272,965

Jersey – 1.7%
Randgold Resources ADR [1]	5,500	462,275

Total (Cost $378,733)		462,275

Mexico – 2.3%
Fresnillo	18,000	405,709
Industrias Bachoco ADR [1]	9,500	228,950

Total (Cost $401,169)		634,659

Norway – 1.2%
TGS-NOPEC Geophysical	12,000	336,552

Total (Cost $178,976)		336,552

	SHARES	VALUE
Peru – 1.5%
Hochschild Mining	57,500	$424,690

Total (Cost $330,476)		424,690

South Africa – 6.2%
Adcock Ingram Holdings	55,000	483,250
Lewis Group	40,000	500,637
Northam Platinum	60,000	377,610
Raubex Group	147,500	351,767

Total (Cost $1,562,496)		1,713,264

South Korea – 1.6%
MegaStudy	3,300	444,178

Total (Cost $509,643)		444,178

Switzerland – 3.1%
Burckhardt Compression Holding	1,800	549,262
Partners Group Holding	1,800	318,578

Total (Cost $576,833)		867,840

Turkey – 1.6%
Ford Otomotiv Sanayi	20,000	171,998
Mardin Cimento Sanayii	65,000	279,529

Total (Cost $482,204)		451,527

United Arab Emirates – 2.8%
Lamprell	130,000	787,487

Total (Cost $401,340)		787,487

United Kingdom – 4.5%
Ashmore Group	100,000	639,144
Ensco ADR [1]	3,500	186,550
†Jupiter Fund Management	100,000	405,733

Total (Cost $993,994)		1,231,427

United States – 10.0%
Analog Devices [1]	9,000	352,260
Helmerich & Payne [1]	6,000	396,720
Lam Research [1,2]	8,500	376,380
Sanderson Farms	6,000	286,680
†Teradyne [1,2]	48,500	717,800
†Veeco Instruments [2]	3,000	145,230
Western Digital [1,2]	13,000	472,940

Total (Cost $2,693,807)		2,748,010

TOTAL COMMON STOCKS
(Cost $24,094,470)		27,767,931

24 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce SMid-Cap Select Fund
	SHARES	VALUE
TOTAL INVESTMENTS – 100.6%
(Cost $24,094,470)		$27,767,931

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.6)%		(172,631)

NET ASSETS – 100.0%		$27,595,300

SECURITIES SOLD SHORT COMMON STOCKS – 5.2%
Canada – 0.6%
iShares MSCI Canada Index Fund	5,500	$174,185

Total (Proceeds $154,718)		174,185

United States – 3.6%
Deluxe Corporation	4,000	98,840
iShares Barclays 20+ Year Treasury Bond Fund	800	75,280
Panera Bread Cl. A	1,000	125,660
ProShares Ultra Financials	1,800	113,868
ProShares Ultra Health Care	2,000	132,796
ProShares Ultra Industrials	4,000	212,040
Stericycle	1,000	89,120
Tempur-Pedic International	2,000	135,640

Total (Proceeds $787,843)		983,244

Non-Country Specific – 1.0%
ProShares Ultra MSCI Emerging Markets	2,500	270,300

Total (Proceeds $232,977)		270,300

TOTAL SECURITIES SOLD SHORT
(Proceeds $1,175,538)		$1,427,729

	SHARES	VALUE
COMMON STOCKS – 85.3%

Consumer Discretionary – 11.5%
Auto Components - 2.1%
Autoliv	320	$25,104

Distributors - 1.7%
LKQ Corporation [2]	450	11,740
Pool Corporation	300	8,943

		20,683

Media - 1.7%
Interpublic Group of Companies	1,630	20,375

Specialty Retail - 4.5%
GameStop Corporation Cl. A [2]	1,500	40,005
O’Reilly Automotive [2]	200	13,102

		53,107

Textiles, Apparel & Luxury Goods - 1.5%
Warnaco Group (The) [2]	330	17,243

Total (Cost $119,177)		136,512

Energy – 4.9%
Energy Equipment & Services - 4.9%
Ensco ADR	440	23,452
Ensign Energy Services	700	13,877
Trican Well Service	900	21,146

Total (Cost $48,222)		58,475

Financials – 5.4%
Capital Markets - 0.4%
Value Partners Group	5,300	4,555

Commercial Banks - 2.0%
Comerica	690	23,854

Diversified Financial Services - 0.7%
†Moody’s Corporation	200	7,670

Insurance - 2.3%
Alleghany Corporation [2]	71	23,651
PartnerRe	57	3,924

		27,575

Total (Cost $64,063)		63,654

Health Care – 4.7%
Health Care Equipment & Supplies - 1.7%
C.R. Bard	180	19,775

Health Care Providers & Services - 1.1%
Schein (Henry) [1,2]	190	13,602

Life Sciences Tools & Services - 1.9%
PerkinElmer	820	22,066

Total (Cost $43,322)		55,443

Industrials – 18.5%
Aerospace & Defense - 5.1%
Rockwell Collins	180	11,104
Teledyne Technologies [2]	980	49,353

		60,457

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 25

Schedules of Investments

Royce SMid-Cap Select Fund (continued)

	SHARES	VALUE
Industrials (continued)
Commercial Services & Supplies - 0.9%
Cintas Corporation	320	$10,570

Electrical Equipment - 5.1%
Hubbell Cl. B	510	33,124
Thomas & Betts [2]	500	26,925

		60,049

Machinery - 3.5%
Kennametal	470	19,839
†Mueller Industries	200	7,582
Valmont Industries	150	14,458

		41,879

Professional Services - 1.8%
Equifax	600	20,832

Road & Rail - 0.4%
Landstar System	114	5,299

Trading Companies & Distributors - 1.7%
MSC Industrial Direct Cl. A	200	13,262
†Watsco	110	7,479

		20,741

Total (Cost $186,501)		219,827

Information Technology – 26.6%
Electronic Equipment, Instruments & Components - 15.7%
Anixter International [1]	380	24,829
Arrow Electronics [2]	855	35,483
Avnet [2]	798	25,440
AVX Corporation	2,435	37,109
Coherent [2]	380	21,003
†KEMET Corporation [2]	1,300	18,577
†Molex	920	23,708

		186,149

IT Services - 1.8%
Fiserv [2]	340	21,294

Semiconductors & Semiconductor Equipment - 9.1%
Cabot Microelectronics [2]	320	14,870
†FEI Company [2]	520	19,859
International Rectifier [2]	1,020	28,530
Teradyne [2]	2,025	29,970
Varian Semiconductor Equipment Associates [2]	235	14,438

		107,667

Total (Cost $285,721)		315,110

Materials – 10.5%
Chemicals - 5.8%
†LSB Industries [2]	200	8,584
Lubrizol Corporation (The) [1]	65	8,728
Schulman (A.)	400	10,076
Sigma-Aldrich Corporation	100	7,338
†Stepan Company	170	12,053
†Westlake Chemical	420	21,798

		68,577

	SHARES	VALUE
Materials (continued)
Containers & Packaging - 0.3%
Greif Cl. A	50	$3,251

Metals & Mining - 3.3%
Globe Specialty Metals	750	16,815
Reliance Steel & Aluminum	460	22,839

		39,654

Paper & Forest Products - 1.1%
†Stella-Jones	350	13,435

Total (Cost $114,128)		124,917

Utilities – 2.6%
Gas Utilities - 2.6%
UGI Corporation [1]	980	31,252

Total (Cost $27,959)		31,252

Miscellaneous[4] – 0.6%
Total (Cost $6,914)		7,017

TOTAL COMMON STOCKS
(Cost $896,007)		1,012,207

REPURCHASE AGREEMENT – 17.8%
Fixed Income Clearing Corp.,
0.01% dated 6/30/11, due 7/1/11,
maturity value $211,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.45% due 7/1/11, valued at $220,550)
(Cost $211,000)		211,000

TOTAL INVESTMENTS – 103.1%
(Cost $1,107,007)		1,223,207

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.1)%		(36,758)

NET ASSETS – 100.0%		$1,186,449

26 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Opportunity Select Fund

	SHARES	VALUE
COMMON STOCKS – 104.8%

Consumer Discretionary – 14.5%
Hotels, Restaurants & Leisure - 1.0%
O’Charleys [1,2]	3,300	$24,123

Household Durables - 4.5%
†Harman International Industries	1,200	54,684
Standard Pacific [1,2]	18,200	60,970

		115,654

Leisure Equipment & Products - 1.7%
†Callaway Golf [1]	7,000	43,540

Media - 1.3%
Harris Interactive [2]	14,000	11,900
Martha Stewart Living Omnimedia Cl. A [2]	5,000	21,700

		33,600

Textiles, Apparel & Luxury Goods - 6.0%
†Delta Apparel [1,2]	3,500	59,500
Quiksilver [2]	7,000	32,900
†Skechers U.S.A. Cl. A [2]	4,200	60,816

		153,216

Total (Cost $398,052)		370,133

Consumer Staples – 6.4%
Food & Staples Retailing - 3.9%
†SUPERVALU	6,000	56,460
†The Pantry [2]	2,300	43,217

		99,677

Food Products - 0.9%
Smart Balance [2]	4,500	23,310

Personal Products - 1.6%
Physicians Formula Holdings [1,2]	10,200	40,800

Total (Cost $140,107)		163,787

Diversified Investment Companies – 1.3%
Closed-End Funds - 1.3%
BlackRock New York Investment Quality
Municipal Trust [1]	2,500	33,275

Total (Cost $35,477)		33,275

Energy – 7.5%
Energy Equipment & Services - 3.8%
Key Energy Services [2]	1,500	27,000
Newpark Resources [2]	3,000	27,210
Union Drilling [2]	4,200	43,218

		97,428

Oil, Gas & Consumable Fuels - 3.7%
Goodrich Petroleum [2]	2,100	38,661
McMoRan Exploration [2]	1,000	18,480
SM Energy [1]	500	36,740

		93,881

Total (Cost $128,166)		191,309

	SHARES	VALUE
Financials – 12.7%
Capital Markets - 1.5%
GFI Group	8,000	$36,720

Real Estate Investment Trusts (REITs) - 8.1%
†LaSalle Hotel Properties [1]	2,000	52,680
†Mack-Cali Realty	2,000	65,880
†PennyMac Mortgage Investment Trust	3,600	59,652
RAIT Financial Trust [1]	14,000	29,400

		207,612

Thrifts & Mortgage Finance - 3.1%
†MGIC Investment [2]	6,700	39,865
Radian Group [1]	9,500	40,185

		80,050

Total (Cost $376,946)		324,382

Health Care – 5.6%
Health Care Equipment & Supplies - 2.6%
†Exactech [2]	2,000	36,020
Wright Medical Group [2]	2,000	30,000

		66,020

Health Care Providers & Services - 3.0%
Select Medical Holdings [2]	6,000	53,220
†Skilled Healthcare Group Cl. A [2]	2,500	23,650

		76,870

Total (Cost $136,289)		142,890

Industrials – 18.8%
Aerospace & Defense - 0.7%
†GenCorp [2]	2,800	17,976

Building Products - 4.5%
†Ameresco Cl. A [1,2]	4,700	66,646
Apogee Enterprises [1]	3,900	49,959

		116,605

Construction & Engineering - 4.5%
Furmanite Corporation [2]	6,300	50,022
†Northwest Pipe [2]	2,500	65,150

		115,172

Machinery - 5.0%
Flow International [2]	13,000	46,280
Hardinge	3,400	37,094
Mueller Water Products Cl. A	11,000	43,780
		127,154

Road & Rail - 4.1%
Arkansas Best [1]	2,100	49,833
†Swift Transportation [2]	4,100	55,555

		105,388

Total (Cost $432,117)		482,295

Information Technology – 25.3%
Communications Equipment - 6.5%
Aviat Networks [1,2]	11,000	43,340
Dialogic [1,2]	6,700	30,150
MRV Communications [2,3]	20,000	27,400
†Opnext [2]	11,500	26,220

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 27

Schedules of Investments	June 30, 2011 (unaudited)

Royce Opportunity Select Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
Powerwave Technologies [1,2]	13,000	$38,350

		165,460

Electronic Equipment, Instruments & Components - 1.9%
KEMET Corporation [1,2]	3,500	50,015

Semiconductors & Semiconductor Equipment - 15.5%
Alpha & Omega Semiconductor [1,2]	4,300	56,975
FormFactor [2]	4,800	43,488
Integrated Silicon Solution [2]	7,000	67,690
MEMC Electronic Materials [2]	5,000	42,650
†Novellus Systems [1,2]	2,400	86,736
PLX Technology [2]	7,500	26,025
Rudolph Technologies [2]	2,500	26,775
Ultra Clean Holdings [2]	5,200	47,216

		397,555

Software - 1.4%
Smith Micro Software [1,2]	8,400	35,364

Total (Cost $681,955)		648,394

Materials – 8.8%
Chemicals - 2.3%
†Ferro Corporation [2]	4,400	59,136

Metals & Mining - 4.7%
Carpenter Technology	800	46,144
Century Aluminum [1,2]	4,800	75,120

		121,264

Paper & Forest Products - 1.8%
Louisiana-Pacific Corporation [2]	5,600	45,584

Total (Cost $206,357)		225,984

Telecommunication Services – 1.7%
Diversified Telecommunication Services - 1.7%
Iridium Communications [2]	5,000	43,250

Total (Cost $43,437)		43,250

	SHARES	VALUE
Miscellaneous[4] – 2.2%
Total (Cost $60,898)		$56,340

TOTAL COMMON STOCKS
(Cost $2,639,801)		2,682,039

TOTAL INVESTMENTS – 104.8%
(Cost $2,639,801)		2,682,039

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.8)%		(123,181)

NET ASSETS – 100.0%		$2,558,858

SECURITIES SOLD SHORT
COMMON STOCKS – 11.0%
Consumer Discretionary – 6.1%
Automobiles - 2.6%
General Motors	2,200	$66,792

Hotels, Restaurants & Leisure - 3.5%
Starbucks Corporation	1,000	39,490
Vail Resorts	1,100	50,842

		90,332

Total (Proceeds $152,467)		157,124

Financials – 1.8%
Capital Markets - 1.8%
Morgan Stanley	2,000	46,020

Total (Proceeds $45,594)		46,020

Information Technology – 3.1%
Computers & Peripherals - 2.1%
Hewlett-Packard Company	1,500	54,600

Semiconductors & Semiconductor Equipment - 1.0%
Veeco Instruments	500	24,205

Total (Proceeds $79,410)		78,805

TOTAL SECURITIES SOLD SHORT
(Proceeds $277,471)		$281,949

†	New additions in 2011.
[1]	All or a portion of these securities have been segregated as collateral for short sales.
[2]	Non-income producing.
[3]	This security is defined as a Level 2 security due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	Includes securities first acquired in 2011 and less than 1% of net assets.
[5]	A security for which market quotations are not readily available represents 0.2% of net assets for Royce Global Select Fund. This security has been valued at its fair value under procedures established by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2011, market value.

28 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	June 30, 2011 (unaudited)

	Royce	Royce	Royce
	Select	Select	Global Select
	Fund I	Fund II	Fund
ASSETS:
Investments at value	$55,591,119	$4,400,500	$27,767,931
Repurchase agreements (at cost and value)	5,898,000	222,000	–
Deposits with brokers for securities sold short	–	(104,455)	1,162,140
Cash and foreign currency	481	296	58,227
Receivable for investments sold	8,068	–	(15)
Receivable for capital shares sold	–	–	15,000
Receivable for dividends and interest	26,219	414	20,540

Total Assets	61,523,887	4,518,755	29,023,823

LIABILITIES:
Securities sold short, at fair value	–	65,055	1,427,729
Payable for investments purchased	175,480	5,158	–
Payable for capital shares redeemed	100,000	–	–
Accrued expenses	–	–	794

Total Liabilities	275,480	70,213	1,428,523

Net Assets	$61,248,407	$4,448,542	$27,595,300

ANALYSIS OF NET ASSETS:
Paid-in capital	$42,908,274	$3,363,378	$23,524,937
Undistributed net investment income (loss)	(635,556)	(64,605)	149,265
Accumulated net realized gain (loss) on investments and foreign currency	6,018,930	748,980	499,549
Net unrealized appreciation (depreciation) on investments and foreign currency	12,956,759	400,789	3,421,549

Net Assets	$61,248,407	$4,448,542	$27,595,300

Investment Class	$61,248,407	$4,448,542	$27,595,300

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,819,168	331,248	1,358,620

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$21.73	$13.43	$20.31

Investments at identified cost	$42,634,500	$3,994,017	$24,094,470
Proceeds of short sales	–	59,359	1,175,538
Aggregate value of segregated securities	–	449,725	1,617,957

[1]	Offering and redemption price per share; shares held less than 365 days may be subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 29

Statements of Assets and Liabilities	June 30, 2011 (unaudited)

	Royce	Royce
	SMid-Cap Select	Opportunity Select
	Fund	Fund
ASSETS:
Investments at value	$1,012,207	$2,682,039
Repurchase agreements (at cost and value)	211,000	–
Deposits with brokers for securities sold short	(999)	226,162
Cash and foreign currency	747	–
Receivable for investments sold	–	24,183
Receivable for dividends and interest	819	402

Total Assets	1,223,774	2,932,786

LIABILITIES:
Securities sold short, at fair value	–	281,949
Payable for investments purchased	37,325	11,973
Payable for dividends and interest	–	285
Payable to custodian for overdrawn balance	–	79,721

Total Liabilities	37,325	373,928

Net Assets	$1,186,449	$2,558,858

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,000,919	$2,200,679
Undistributed net investment income (loss)	(10,110)	(15,999)
Accumulated net realized gain (loss) on investments and foreign currency	79,438	336,419
Net unrealized appreciation (depreciation) on investments and foreign currency	116,202	37,759

Net Assets	$1,186,449	$2,558,858

Investment Class	$1,186,449	$2,558,858

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	106,961	199,237

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$11.09	$12.84

Investments at identified cost	$896,007	$2,639,801
Proceeds of short sales	–	277,471
Aggregate value of segregated securities	22,084	434,865

[1]	Offering and redemption price per share; shares held less than 365 days may be subject to a 2% redemption fee, payable to the Fund.

30 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Select Fund I		Royce Select Fund II		Royce Global Select Fund

	Six months ended		Six months ended		Six months ended
	6/30/11	Year ended	6/30/11	Year ended	6/30/11	Year ended
	(unaudited)	12/31/10	(unaudited)	12/31/10	(unaudited)	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(635,513)	$(615,447)	$(27,797)	$(63,679)	$154,827	$(158,653)
Net realized gain (loss) on investments and
foreign currency	6,067,138	543,995	476,675	800,562	557,353	715,634
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(1,382,898)	8,574,585	(565,873)	174,379	(261,633)	2,586,380

Net increase (decrease) in net assets from
investment operations	4,048,727	8,503,133	(116,995)	911,262	450,547	3,143,361

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(878)	–	(35,259)
Net realized gain on investments and
foreign currency
Investment Class	–	(737,749)	–	(54,943)	–	–

Total distributions	–	(737,749)	–	(55,821)	–	(35,259)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	3,168,445	21,312,282	300,908	808,908	12,207,063	6,980,721
Distributions reinvested
Investment Class	–	713,721	–	55,718	–	31,697
Value of shares redeemed
Investment Class	(4,756,326)	(4,907,048)	(876,558)	(689,514)	(1,418,199)	(2,886,856)
Shareholder redemption fees
Investment Class	–	6,948	–	1,861	670	4,671

Net increase (decrease) in net assets from
capital share transactions	(1,587,881)	17,125,903	(575,650)	176,973	10,789,534	4,130,233

NET INCREASE (DECREASE) IN NET ASSETS	2,460,846	24,891,287	(692,645)	1,032,414	11,240,081	7,238,335
NET ASSETS:
Beginning of period	58,787,561	33,896,274	5,141,187	4,108,773	16,355,219	9,116,884

End of period	$61,248,407	$58,787,561	$4,448,542	$5,141,187	$27,595,300	$16,355,219

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$(635,556)	$(42)	$(64,605)	$(36,807)	$149,265	$(5,562)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 31

Statements of Changes in Net Assets

	Royce SMid-Cap Select Fund		Royce Opportunity Select Fund

	Six months ended		Six months ended
	6/30/11	Year ended	6/30/11	Period ended
	(unaudited)	12/31/10	(unaudited)	12/31/10 [1]
INVESTMENT OPERATIONS:
Net investment income (loss)	$(10,110)	$5,232	$(16,000)	$(58,362)
Net realized gain (loss)on investments and foreign currency	100,913	124,985	259,342	135,439
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(21,321)	40,774	(295,736)	333,496

Net increase (decrease) in net assets from investment
operations	69,482	170,991	(52,394)	410,573

DISTRIBUTIONS:
Net investment income
Investment Class	–	(6,757)	–	–
Net realized gain on investments and foreign currency
Investment Class	–	–	–	–

Total distributions	–	(6,757)	–	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	70,238	1,500	698,224	1,502,458
Distributions reinvested
Investment Class	–	6,757	–	–
Value of shares redeemed
Investment Class	(111,340)	(164,709)	(2)	(1)
Shareholder redemption fees
Investment Class	–	15	–	–

Net increase (decrease) in net assets from capital share
transactions	(41,102)	(156,437)	698,222	1,502,457

NET INCREASE (DECREASE) IN NET ASSETS	28,380	7,797	645,828	1,913,030
NET ASSETS:
Beginning of period	1,158,069	1,150,272	1,913,030	–

End of period	$1,186,449	$1,158,069	$2,558,858	$1,913,030

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$(10,110)	$–	$(15,999)	$–

[1] The Fund commenced operations on September 1, 2010.

32 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2011 (unaudited)

					Royce
	Royce	Royce	Royce	Royce	Opportunity
	Select	Select	Global Select	SMid-Cap Select	Select
	Fund I	Fund II	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$173,828	$26,296	$369,607	$4,377	$8,135
Interest	1,075	57	203	29	1

Total income	174,903	26,353	369,810	4,406	8,136

Expenses:
Investment advisory fees	810,416	49,270	197,280	14,370	22,126
Dividends on securities sold short	–	1,656	4,746	24	811
Interest expense	–	3,224	12,957	122	1,199

Total expenses	810,416	54,150	214,983	14,516	24,136

Net investment income (loss)	(635,513)	(27,797)	154,827	(10,110)	(16,000)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	6,066,985	477,903	564,234	100,913	259,342
Foreign currency transactions	153	(1,228)	(6,881)	–	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(1,382,891)	(565,873)	(261,808)	(21,322)	(295,736)
Other assets and liabilities denominated in foreign
currency	(7)	–	175	1	–

Net realized and unrealized gain (loss) on investments and
foreign currency	4,684,240	(89,198)	295,720	79,592	(36,394)

NET INCREASE (DECREASE) IN NET ASSETS FROM
INVESTMENT OPERATIONS	$4,048,727	$(116,995)	$450,547	$69,482	$(52,394)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 33

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions							Ratio of Net
	Net Asset	Net	Unrealized Gain		Distributions	from Net						Ratio of	Investment
	Value,	Investment	(Loss) on	Total from	from Net	Realized Gain on		Shareholder	Net Asset		Net Assets,	Expenses	Income (Loss)	Portfolio
	Beginning of	Income	Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End	Total	End of Period	to Average Net	to Average Net	Turnover
	Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return	(in thousands)	Assets	Assets	Rate
Royce Select Fund I
†2011	$20.32	$(0.22)	$1.63	$1.41	$–	$–	$–	$–	$21.73	6.94%[1]	$61,248	1.31%[1]	(1.03)%[1]	26%
2010	17.42	(0.23)	3.39	3.16	–	(0.26)	(0.26)	–	20.32	18.15	58,788	2.37	(1.26)	49
2009	12.59	0.15	4.83	4.98	(0.15)	–	(0.15)	–	17.42	39.59	33,896	0.01	1.28	80
2008	18.20	0.19	(4.93)	(4.74)	(0.16)	(0.71)	(0.87)	–	12.59	(25.91)	17,480	0.08	1.25	116
2007	19.02	(0.04)	2.09	2.05	(0.00)	(2.87)	(2.87)	–	18.20	10.70	23,235	2.09	(0.20)	77
2006	19.16	(0.09)	2.99	2.90	–	(3.05)	(3.05)	0.01	19.02	15.02	23,420	2.18	(0.46)	45
Royce Select Fund II
†2011	$13.90	$(0.08)	$(0.39)	$(0.47)	$–	$–	$–	$–	$13.43	(3.38)%[1]	$4,449	1.07%[1]	(0.55)%[1]	74%
2010	11.62	(0.18)	2.60	2.42	(0.00)	(0.15)	(0.15)	0.01	13.90	20.96	5,141	2.77	(1.47)	126
2009	7.02	0.03	4.64	4.67	(0.07)	–	(0.07)	–	11.62	66.58	4,109	0.67	0.53	114
2008	10.66	0.09	(3.65)	(3.56)	(0.08)	–	(0.08)	–	7.02	(33.37)	1,698	0.24	0.98	268
2007	12.01	(0.02)	(0.64)	(0.66)	–	(0.69)	(0.69)	–	10.66	(5.53)	2,416	1.01	(0.15)	393
2006	10.71	(0.21)	2.32	2.11	–	(0.81)	(0.81)	–	12.01	19.76	1,768	2.99	(1.70)	443
Royce Global Select Fund
†2011	$19.89	$0.13	$0.29	$0.42	$–	$–	$–	$–	$20.31	2.11%[1]	$27,595	0.93%[1]	0.67%[1]	14%
2010	14.97	(0.26)	5.22	4.96	(0.05)	–	(0.05)	0.01	19.89	33.21	16,355	3.48	(1.55)	80
2009	9.76	0.18	5.27	5.45	(0.26)	–	(0.26)	0.02	14.97	56.11	9,117	0.00	1.55	85
2008	15.01	0.23	(5.40)	(5.17)	–	(0.09)	(0.09)	0.01	9.76	(34.39)	6,049	0.50	1.75	41
2007	13.43	(0.24)	2.68	2.44	(0.35)	(0.51)	(0.86)	–	15.01	18.16	5,786	2.40	(0.56)	75
2006	11.77	0.00	2.29	2.29	(0.03)	(0.60)	(0.63)	–	13.43	19.40	1,599	2.40	(0.57)	50
Royce SMid-Cap Select Fund[a]
†2011	$10.43	$(0.10)	$0.76	$0.66	$–	$–	$–	$–	$11.09	6.33%[1]	$1,186	1.28%[1]	(0.89)%[1]	69%
2010	8.95	0.05	1.49	1.54	(0.06)	–	(0.06)	–	10.43	17.22	1,158	0.70	0.50	166
2009	7.33	0.07	1.62	1.69	(0.07)	–	(0.07)	–	8.95	23.13	1,150	0.03	0.88	415
2008	10.04	0.13	(2.80)	(2.67)	(0.12)	(0.02)	(0.14)	0.10	7.33	(25.53)	917	0.28	1.48	764
2007	10.00	0.00	0.06	0.06	(0.02)	–	(0.02)	–	10.04	0.56 [1]	1,319	0.48 [1]	0.11 [1]	47
Royce Opportunity Select Fund[b]
†2011	$12.99	$(0.09)	$(0.06)	$(0.15)	$–	$–	$–	$–	$12.84	(1.15)%[1]	$2,559	0.97%[1]	(0.64)%[1]	147%
2010	10.00	(0.43)	3.42	2.99	–	–	–	–	12.99	29.90 [1]	1,913	4.01 [1]	(3.79)[1]	95

†	Six months ended June 30, 2011 (unaudited).
[1]	Not annualized
[a]	The Fund commenced operations on September 28, 2007.
[b]	The Fund commenced operations on September 1, 2010.

34	|	The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Opportunity Select Fund (the “Fund” or “Funds”), are five series of the Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
At June 30, 2011, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Select Fund II	38%	Royce SMid-Cap Select Fund	79%
Royce Global Select Fund	12%	Royce Opportunity Select Fund	65%

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) or at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.- traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 –	quoted prices in active markets for identical securities.
Level 2 –
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2011. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Select Fund I
Common stocks	$52,948,738	$2,642,381	$–	$55,591,119
Cash equivalents	–	5,898,000	–	5,898,000
Royce Select Fund II
Common stocks	3,045,935	1,354,565	–	4,400,500
Cash equivalents	–	222,000	–	222,000
Royce Global Select Fund
Common stocks	4,929,015	22,777,313	61,603	27,767,931
Royce SMid-Cap Select Fund
Common stocks	959,194	53,013	–	1,012,207
Cash equivalents	–	211,000	–	211,000
Royce Opportunity Select Fund
Common stocks	2,654,639	27,400	–	2,682,039

The Royce Funds 2011 Semiannual Report to Shareholders | 35

Notes to Financial Statements (unaudited) (continued)

Valuation of Investments (continued):
Short positions:
	Level 1	Level 2	Level 3	Total
Royce Select Fund II
Common stocks	$(65,055)	$–	$–	$(65,055)
Royce Global Select Fund
Common stocks	(1,427,729)	–	–	(1,427,729)
Royce Opportunity Select Fund
Common stocks	(281,949)	–	–	(281,949)

Level 3 Reconciliation:

			Realized and Unrealized
	Balance as of 12/31/10	Transfers In	Gain (Loss)[1]	Balance as of 6/30/11
Royce Global Select Fund
Common stocks	$–	$152,616	$(91,013)	$61,603

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Short Sales:
The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds generally incur only performance fees, dividends on securities sold short and interest charges as expenses. See the “Investment Adviser” section of these notes.

36 | The Royce Funds 2011 Semiannual Report to Shareholders

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 13, 2012. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2011.

Capital Share Transactions (in shares):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended 6/30/11 (unaudited)	Period ended 12/31/10	Period ended 6/30/11 (unaudited)	Period ended 12/31/10	Period ended 6/30/11 (unaudited)	Period ended 12/31/10	Period ended 6/30/11 (unaudited)	Period ended 12/31/10

Royce Select Fund I
Investment Class	148,469	1,187,472	–	35,245	(222,338)	(275,301)	(73,869)	947,416

Royce Select Fund II
Investment Class	21,803	68,329	–	4,085	(60,409)	(56,208)	(38,606)	16,206

Royce Global Select Fund
Investment Class	605,179	396,038	–	1,631	(68,761)	(184,488)	536,418	213,181

Royce SMid-Cap Select Fund
Investment Class	6,232	167	–	650	(10,332)	(18,303)	(4,100)	(17,486)

Royce Opportunity Select Fund
Investment Class	51,998	147,239	–	–	–	–	51,998	147,239

Investment Adviser:
Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. Under the agreement, all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, will be paid by Royce. For the six months ended June 30, 2011, the Funds accrued the following performance fees:

Royce Select Fund I	$810,416
Royce Select Fund II	49,270
Royce Global Select Fund	197,280
Royce SMid-Cap Select Fund	14,370
Royce Opportunity Select Fund	22,126

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2011, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales
Royce Select Fund I	$14,344,924	$16,264,818	$–	$–
Royce Select Fund II	2,844,088	3,388,458	247,454	594,156
Royce Global Select Fund	15,293,838	2,749,493	308,016	63,007
Royce SMid-Cap Select Fund	625,555	641,596	25,864	26,718
Royce Opportunity Select Fund	2,328,726	1,579,991	1,653,051	1,660,395

Tax Information:
At June 30, 2011, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$48,571,515	$12,917,604	$13,236,339	$318,735
Royce Select Fund II	4,160,431	397,014	590,617	193,603
Royce Global Select Fund	22,918,932	3,421,270	4,463,447	1,042,177
Royce SMid-Cap Select Fund	1,107,205	116,002	128,076	12,074
Royce Opportunity Select Fund	2,363,539	36,551	220,911	184,360

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

The Royce Funds 2011 Semiannual Report to Shareholders | 37

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2011, and held for the entire six-month period ended June 30, 2011.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2011, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	1/1/11	6/30/11	Period[1]	Ratio[1,2]	1/1/11	6/30/11	Period[3]	Ratio[4]
Investment Class

Royce Select Fund I	$1,000.00	$1,069.39	$13.55	1.31%	$1,000.00	$1,018.49	$6.36	0.63%
Royce Select Fund II	1,000.00	966.19	10.52	1.07%	1,000.00	1,018.49	6.36	0.63%
Royce Global Select Fund	1,000.00	1,021.12	9.40	0.93%	1,000.00	1,018.49	6.36	0.63%
Royce SMid-Cap Select Fund	1,000.00	1,063.28	13.21	1.28%	1,000.00	1,018.49	6.36	0.63%
Royce Opportunity Select Fund	1,000.00	988.45	9.64	0.97%	1,000.00	1,018.49	6.36	0.63%

[1]	Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
[2]	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
[4]
Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses and excludes dividends on securities sold short and interest expense.

38 | The Royce Funds 2011 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee[1]
Age: 56 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc.; Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 62 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 73 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 69 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 65 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 59 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 49 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 44 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 51 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2011 Semiannual Report to Shareholders | 39

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2011, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2011 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

     All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2500 Index is an index of domestic small to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI World Small Core Index represents the small-cap segment in the world’s developed equity markets. The MSCI World ex USA Small Core represents these markets excluding the United States. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments and MSCI. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
     The Funds invest primarily in limited number of securities which may involve considerably more risk than a less concentrated portfolio because a decline in the value of one of these securities would cause a Fund’s overall value to decline to a greater degree. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Select Fund I (up to 10%), Royce Select Fund II (up to 100%), Royce Global Select Fund (up to 100%), Royce SMid-Cap Select Fund (up to 25%) and Royce Opportunity Select Fund (up to 25%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-looking statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

• the Funds’ future operating results,
• the prospects of the Funds’ portfolio companies,
• the impact of investments that the Funds have made or may make,
• the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
• the ability of the Funds’ portfolio companies to achieve their objectives.
     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

40 | The Royce Funds 2011 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements

At meetings held on June 1-2, 2011, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund relating to each of Royce Select Fund I (“RS1”), Royce Select Fund II (“RS2”), Royce Global Select Fund (“RGS”) and Royce SMid-Cap Select Fund (“RSS”) (the “Funds”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category,” information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of The Royce Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing The Royce Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that the Funds’ “all inclusive” management fee included the provision of administrative services and the payment of certain other ordinary operating expenses by R&A. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. RS1 fell in the first quartile within its Morningstar category for the three-, five- and ten-year periods ended December 31, 2010. RS2 and RGS each fell within the first quartile in their Morningstar categories for the three- and five-year periods ended December 31, 2010 while RSS fell within the second quartile for the three-year period ended December 31, 2010.

     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing mid-cap, small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each of the Funds’ performance supported the renewal of its Investment Advisory Agreement.
     Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. It was also noted that the Funds each pay R&A an “all inclusive” management fee equal to 12.5% of each Fund’s pre-fee high watermark total return and that R&A is responsible for paying most other ordinary operating expenses of the Funds. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees noted that the Funds charge an all-inclusive performance fee. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment

The Royce Funds 2011 Semiannual Report to Shareholders | 41

Board Approval of Investment Advisory Agreements (continued)

advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The trustees noted that due to the unique nature of their expense structure, direct comparisons of the Funds to other funds were not helpful. The Funds pay an all-inclusive management fee equal to 12.5% of their pre-fee total return, measured using a high watermark test and that R&A is responsible for paying most other ordinary expenses for them.
    The trustees also considered fees charged by R&A to institutional and other clients and noted that due to the unique nature of the Funds’ expense structure, direct comparisons to these other accounts were not helpful. The entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

42 | The Royce Funds 2011 Semiannual Report to Shareholders

2011: In Quotes

Between 2000 and 2010 China’s demand for oil doubled on a per day basis from 4.5 million barrels a day to nine million barrels per day. Over the same period of time, the U.S. is basically unchanged at about 19 million barrels per day. In the past year and a half, Asia has surpassed North America in demand of oil per day; a fundamental structural change.

– Robert Rodriguez, First Pacific Advisors, No-Load Fund Analyst, June 2011

Points To Ponder
Since 1928, the average bull market has lasted 57 months providing a 164% gain. Our current ”baby“ bull has furnished investors with a 91% price return in a mere 23 months. The data are similarly as compelling if one looks at the duration of economic expansions. Our current recovery has been underway for 20 months while the average duration has been 45 months over the last 110 years.
– Jason Trennert, Investment Strategy Viewpoint, February 4, 2011

Usually the first third of a bull market is led by stocks bouncing back from getting crushed in the prior bear. But the last two-thirds of bulls are usually led by high-quality stocks, and particularly ones that weren’t perceived to be high quality early on.
– Ken Fisher, Forbes, May 9, 2011

Statisticians deal with things that repeat themselves. This housing boom and bust is so historic and unprecedented, you can’t forecast the future because you have no comparison.
– Robert Shiller, Yale University, Bloomberg, June 9, 2011

The central irony of financial crisis is that while it is caused by too much confidence, borrowing and lending, and spending, it is resolved only by increases in confidence, borrowing and lending, and spending.
– Larry Summers, CNN Money, June 13, 2011

In Absolute Agreement
The saving grace is that, although value is a weak force in any single year, it becomes a monster over several years. Like gravity, it slowly wears down the opposition.
– Jeremy Grantham, GMO Quarterly Letter, January 2011

During the dot-com bubble, you met lots of people with tech stocks. Taxi drivers told you what dot-coms they owned. During the housing bubble you met normal, ordinary people who were trading up to expensive homes using adjustable-rate mortgages, buying new condos off plan to flip, and cashing out their fictional “equity” through a refinance mortgage. But who actually owns gold? I keep hearing about the gold bubble, but every time I ask people if they own any themselves, they say, “no, no, of course not, it’s a bubble.”
– Brett Arends, MarketWatch.com, May 4, 2011

The genius of investing is recognizing the direction of a trend—not catching highs and lows.
– Anonymous

As long as inflation doesn’t ramp up to the double-digit levels of the 1970s and early 1980s-a scenario I consider extremely unlikely—stocks will act as an excellent hedge. The reason is simple: Stocks are claims on real assets, such as land and plant and equipment, which appreciate in value as overall prices increase.
– Jeremy J. Siegel, Kiplinger’s Personal Finance, June 2011

To the extent that some managers are trying to replace active security selection with active allocation across sectors, that is another name for market timing. History suggests that is rarely a durable strategy.
– Edward Bernard, T. Rowe Price Vice Chairman, Bloomberg, June 9, 2011

Cocktail Conversation
Turn on the television or surf the Web and you’re inundated with information about the market. But that access to information hasn’t made people better investors.
– Norm Rothery, The Globe and Mail, January 1, 2011

We have to realize that the world is a different place and that the number of consumers in the world is in the process of doubling. That means that resources are going to be scarce. That means energy is going to be scarce, and the prices of energy in general and commodities in particular are going to be high.
– Dennis Stattman, Barron’s, May 28, 2011

Timeless Tidbits
Nothing in the world can take the place of persistence. Talent will not; nothing is more common than successful men with talent.
– Calvin Coolidge

Talent hits a target no one else can hit; genius hits a target no one else can see.
– Arthur Schopenhauer

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

This page is not part of the 2011 Semiannual Report to Shareholders | 43

Decisions, Decisions

“Not to decide is to decide.”– Theologian Harvey Cox

Washington DC has mostly been in a state of gridlock since the mid-term elections of 2010. While there has been no deficit in the number of potential solutions, policy prescriptions and bold new ideas—each one sure to both jump start the slow-growing economy and to keep it rolling along at a steady pace in the years to come—this proliferation of ideas has produced few actual decisions.
If nothing else, the current political stalemate makes us grateful to be in a line of work in which indecision is simply not an option. Each day our talented investment staff must make decisions that not only concern individual companies, but industries and sectors as well. There is an ever-present need to make choices about how to best position the portfolios for long-term capital appreciation.
Many of the most critical decisions revolve around risk and volatility. In our own area of the equity universe, there is ample risk even for the seemingly best-managed companies in robust industries that boast enviable financial strength. We have seldom purchased shares of a business for which one of our portfolio managers could not act as a legitimate devil’s advocate. Playing such a role, in fact, is a common step in our stock evaluation process. We think about risk all the time, about the possibility of what we refer to as ‘permanent capital impairment.’ It’s an important consideration when investing in small-cap stocks. In general, smaller companies are more fragile than their large-cap counterparts. They are more likely to be reliant on a single customer, usually involved in a single line of business and as such may be subject to a potentially fatal level of competition from insurgents beneath them on the market cap scale that are eager to move up or from larger players looking to consolidate their market share of a business.

So before we even look at a company’s fundamentals, there are risk factors that come into play. Indeed, one reason why we focus our attention on companies with strong balance sheets, high returns on invested capital, the ability to generate free cash flow, capable management and other factors that indicate financial stability is that these traits have historically acted as a bulwark against the forces that can render small-cap stocks so vulnerable. Finding companies with these characteristics does not eliminate the risks mentioned above, but it is one of the primary methods that we use to manage volatility in our portfolios.
Our decision-making follows a simple logic: the stronger the company, the more likely it will be to survive adversity, whether in its own industry or in the economy as a whole. This theory received its best test during the darkest days of the last correction. Between the fall of 2008 and late winter of 2009, most of our portfolio holdings were battered by the near-meltdown of the global financial system, but many held on to enjoy both revived business and resurgent stock prices.
Our business is obviously quite different from the process of legislating or policymaking. To state two of the most obvious reasons, our decisions are not nearly as momentous and their implementation is far less contentious. However, with all due respect to Harvey Cox, in our business, not deciding is never an option—there is really no such thing as not deciding when managing assets. Which suits us just fine.

One reason why we focus our attention on companies with strong balance sheets, high returns on invested capital, the ability to generate free cash flow, capable management and other factors that indicate financial stability is that these traits have historically acted as a bulwark against the forces that can render small-cap stocks so vulnerable. Finding companies with these characteristics does not eliminate the risks mentioned above, but it is one of the primary methods that we use to manage volatility in our portfolios.

44 | This page is not part of the 2011 Semiannual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $41 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $153 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

GLOBAL/INTERNATIONAL

Royce European Smaller-Companies Fund

Royce Global Value Fund

Royce International Smaller-Companies Fund

Royce Global Dividend Value Fund

Royce International Micro-Cap Fund

Royce International Premier Fund

SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through June 30, 2011

	Average Annual Total Returns						Gross Annual	Net Annual
CATEGORY				Since		Since	Operating	Operating
Fund	Year-to-Date[1]	1-Year	3-Year	Inception		Inception Date	Expenses	Expenses
GLOBAL/INTERNATIONAL

Royce European Smaller-Companies Fund	5.93%	47.43%	8.44%	4.68%		12/29/06	2.67%	1.79%

Royce Global Value Fund	3.85	46.05	8.89	10.48		12/29/06	1.93	1.78

Royce International Smaller-Companies Fund	3.50	36.61	11.20	11.20		6/30/08	2.40	1.74

Royce Global Dividend Value Fund	2.30	n.a.	n.a.	2.30	[1]	12/31/10	2.07	1.88

Royce International Micro-Cap Fund	1.70	n.a.	n.a.	1.70	[1]	12/31/10	2.12	1.88

Royce International Premier Fund	4.10	n.a.	n.a.	4.10	[1]	12/31/10	2.07	1.88

Russell Europe Small Cap Index	6.35	41.52	-0.33	n.a.		n.a.	n.a.	n.a.

Russell Global Small-Cap Index	2.49	33.46	5.16	n.a.		n.a.	n.a.	n.a.

Russell Global ex-U.S. Small Cap Index	0.79	31.80	4.22	n.a.		n.a.	n.a.	n.a.

1 Not annualized

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of each Fund’s Service Class. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of each Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain net operating expenses at or below: 1.69% for Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds through April 30, 2012 and at or below 1.99% for Royce European Smaller-Companies and International Smaller-Companies Fund through April 30, 2021 and; 1.69% for Royce Global Dividend Value, International Micro-Cap and International Premier Funds through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of Royce Global Value Fund’s Consultant Class have higher annual expenses than the Service Class. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) The Funds above invest a significant portion of their assets in foreign companies which may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Europe Small Cap Index is an unmanaged, capitalization-weighted index of European small-cap stocks. Index returns include net reinvested dividends and/or interest income. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The Russell Global ex-U.S. Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. Index returns include net reinvested dividends and/or interest income.

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Portfolio Characteristics	As of June 30, 2011

CATEGORY Fund	Market Cap Breakdown	Portfolio Approach	Volatility
GLOBAL/INTERNATIONAL

Royce European Smaller-Companies Fund		Limited	High

Royce Global Value Fund		Limited	High

Royce International Smaller-Companies Fund		Diversified	High

Royce Global Dividend Value Fund[1]		Diversified	–

Royce International Micro-Cap Fund[1]		Diversified	–

Royce International Premier Fund[1]		Limited	–

1 The Fund does not have the three years of history required for calculating a volatility score.

Market Cap Breakdown Key: Micro-Cap Small-Cap Mid-Cap Large-Cap

Investment Universe
Micro-Cap: Market Caps up to $500 million

Small-Cap: Market Caps between $500 million and $2.5 billion

Mid-Cap: Market Caps between $2.5 billion and $15 billion

Non-U.S. Securities: Non-U.S. securities are those securities that do not trade on a U.S. exchange, trade outside the U.S. and/or are issued by companies that are domiciled outside the U.S.

Portfolio Approach
Diversified: A diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

 Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. For Royce European Smaller-Companies Fund, all European stock funds tracked by Morningstar with at least three years of history (29 funds as of 6/30/11) are included. For Royce Global Value Fund, all world stock funds, with weighted-average market-caps of less than $5 billion, tracked by Morningstar with at least three years of history (25 funds as of 6/30/11) are included. For Royce International Smaller-Companies Fund, all foreign small/mid growth and value stock funds tracked by Morningstar with at least three years of history (62 funds as of 6/30/11) are included. We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

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Table of Contents

Semiannual Review

Letter to Our Shareholders	3

Postscript: Decisions, Decisions	8

Semiannual Report to Shareholders	9

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Charles M. Royce, President

Over the last 10+ years, we have
expanded our search for under-
valued smaller companies by moving
beyond our borders. Our initial
forays into international investing
generally involved those companies
located outside the U.S., but with
a strong domestic presence. Since
2000, we have increased our non-U.S.
exposure, especially as our interest
in the Energy and Materials sectors
developed. In this decade, we were
attracted first to precious metals and
mining companies, and then to energy
services, industrial materials and
consumer businesses located
outside the U.S.

The number of opportunities in
international investing is substantial.
In addition, the international
marketplace generally offers higher
yields. Developed economies represent
the bulk of these opportunities, and
in many ways we believe the markets
in several of these countries resemble

Continued on page 4...	Letter to Our Shareholders

Déjà vu All Over Again?
Some have suggested that the first half of 2011 looked uncannily like that of 2010. We admit that there are some striking similarities. As 2010 began, the stock market briefly stumbled out of the gate before regaining its feet, and the highly charged rally that began early in March of 2009 resumed its brisk pace. However, the month of April brought a more serious correction that lingered into early July, precipitated by fears of sovereign debt crises in Europe, anxiety over the U.S. and Chinese economies and an environmental disaster. In 2011, a sluggish January quickly yielded to an extension of the dynamic market that had characterized 2010 as a whole. This segment of the bull run then quickly reversed direction in April—truly the cruelest month for equity investors over the last two years—as renewed concerns over European fiscal solvency, another round of hand-wringing over the rate of growth in the U.S. and China, and a series of catastrophic events in Japan combined to rouse the bear.
     However superficially close, the parallels between the first halves of 2010 and 2011 were never quite as neat as some observers suggested. Any resemblance began to break down decisively in the middle of June, when the market shook off its doldrums with a rally that lasted through most of July. Unlike the first six months of 2010, the market bore only slightly ill effects by the end of 2011’s first half, despite the relentless flow of negative news and pervasive feeling of economic anxiety that have distinguished both years.
     All of this makes the question of what may happen next perplexing. What bemuses us as we look back on both periods is that the first half of 2011 was arguably, if not worse, then at least more uncertain, in terms of headline-making developments. For example, in addition to those events already mentioned, we have been through a series of natural disasters here in the

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the U.S. small-cap market of 15-20
years ago. Insightful research on
companies is hard to come by, if it
is available at all. For example, the
traditional European preoccupation
with larger, perceived “premier”
companies tends to create bifurcation
within their markets. On the one hand,
you have a relatively concentrated
group of supposedly elite companies
that trade at expensive valuation
multiples, a situation not unlike the
“Nifty Fifty” market here in the U.S.
during the early 1970s. On the other
hand, the focus on that well-trodden
group actually helps to create a
far larger, more fertile universe of
neglected smaller companies, many of
which are nonetheless very well run.

Corporate governance and accounting
standards have improved considerably
over the past decade or so. Most
developed countries followed the
U.S.’s lead in the late 1990s and early
2000s by formalizing their corporate
governance standards. With the
exception of some family-controlled
businesses, we think that corporate
governance standards are now largely
on par with our own. In fact, Europe’s
approach to accounting, which is
designed to provide the information

Continued on page 6...	Letter to Our Shareholders

States, brinkmanship in Washington over raising the debt ceiling, and ongoing debates about how to deal with deficits and jobs, the latter two made worse because the beckoning election year has been encouraging even larger doses of partisanship than usual. So while the correction was not at all surprising—bull market interruptions have been very common historically—we are concerned about what looks like an almost casual shrugging off of significant events by large numbers of investors, some of whom are likely the same people who sold at the first sign of trouble. On the one hand, then, our contrarian perspective makes us skeptical of the rally that closed out the first half. On the other hand, our long-term view of both the equity market and the economy remains reasonably bright. We still believe that stocks can generate positive returns over the next two or three years, though we are not anticipating a rally in the second half of 2011 like the very dynamic run that ushered out 2010. In all, we remain modestly bullish and cautiously optimistic about the years ahead.

Seen It All Before
Year-to-date results for non-U.S. equity indexes were positive, though underwhelming for the small-cap asset class. Through June 30, 2011, the Russell Global ex-U.S. Small Cap Index was up 0.8% versus a gain of 4.1% for the Russell Global ex-U.S. Large Cap Index. Non-U.S. small-cap’s lower year-to-date results relative to their non-U.S. large-cap counterparts (and the major U.S. indexes) were attributable to significantly lower first-quarter returns. Between January and March, the Russell Global ex-U.S. Large Cap gained 3.6%, while its non-U.S. small-cap equivalent was up 1.0%. (Results for the U.S. indexes can be found below.) Both non-U.S. indexes bottomed out at a different time than their U.S. compeers, each reaching a first-half low on March 15, 2011. The small-cap and large-cap indexes then rallied from the March low into early May before embarking on a similarly rocky road through the end of the first half, affected to some degree by the same wave of volatility that hit U.S. stocks in the second quarter.
     The two non-U.S. indexes generally enjoyed slightly better performance than the domestic indexes in the second quarter, though it was not enough to overcome the first quarter’s relative disadvantage. For the second quarter, the Russell Global ex-U.S. Large Cap was up 0.4%, while the Russell Global ex-U.S. Small Cap declined 0.2%. First-half underperformance, however, did little to hurt the long-term advantage for small-cap stocks. The Russell Global ex-U.S. Small Cap outpaced its large-cap sibling for the one-, three-, five- and 10-year periods ended June 30, 2011.
     Year-to-date results for the major domestic stock indexes were positive and somewhat in line with their non-U.S. counterparts, though they were more muted by the second quarter’s higher volatility. From our perspective, the most notable development in the first half of 2011 was seeing small-cap’s seemingly unassailable market leadership contested. For the year-to-date period ended June 30, 2011, the small-cap Russell 2000 Index gained 6.2%, while the large-cap S&P 500 Index was up 6.0%, the Russell 1000 Index

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climbed 6.4%, and the more tech-oriented Nasdaq Composite returned 4.6%. These results were the combined effect of the year’s very different quarters. The first, while it saw numerous shifts in market leadership, was a pleasant, placid bull period compared to what followed. Small-cap companies edged out their larger counterparts between January and March, with the Russell 2000 up 7.9% compared to respective gains of 5.9% and 6.2% for the large-cap S&P 500 and Russell 1000 Indexes, and 4.8% for the Nasdaq.
     The second quarter, while offering a distinctly mixed bag for U.S. equities, saw small-caps cede leadership to their large-cap siblings. The Russell 2000 fell 1.6% in the second quarter versus a slender gain of 0.1% for both the S&P 500 and Russell 1000, and a loss of 0.3% for the Nasdaq Composite. One-year returns remained very strong for all four domestic indexes, and were led by small-caps. The Russell 2000 climbed 37.4%, the S&P 500 rose 30.7%, the Russell 1000 was up 31.9%, and the Nasdaq Composite gained 31.5%. As was the case globally, small-caps also led over longer-term periods, as the Russell 2000 outperformed each of its large-cap counterparts, the S&P 500 and Russell 1000, for the trailing three-, five-, 10-, 15- and 20-year periods ended June 30, 2011.

Seeing Things
All in all, the first six months were a curious time, befitting a period in which the mood of investors seemed to shift violently from composed to panic and back again. While these mood swings were the top story in
We still believe that stocks can generate positive returns over the next two or three years, though we are not anticipating a rally in the second half of 2011 like the very dynamic run that ushered out 2010.

It should be kept in mind that growth in both the stock market and the economy seldom takes place in uninterrupted straight lines or in lock stepped tandem. The recent pauses in both are very much in the range of what we consider normal.

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necessary for properly valuing
companies, relies somewhat less
on explicit rules than our
domestic accounting system.

So while it is fair to say the two
approaches have their differences,
we have a similar degree of confidence
in each. As corporate governance
and accounting standards tend
to be less reliable outside developed
countries such as the U.S., Canada,
Japan, the United Kingdom, Australia,
New Zealand, Hong Kong, Singapore
and Western Europe, we generally
limit our exposure to avoid emerging-
markets risk.

We believe that our disciplined,
long-term approach could prove
highly effective as economic activity
is increasingly global and just
too important to overlook. Most
importantly, we have found that
quality is a truly international
concept, an idea that recognizes no
borders. The same attributes that
we seek in domestic companies—
strong balance sheets, an established
record of earnings, the ability to
generate free cash flow and excellent
growth prospects—are found in
international businesses if one is
willing to look. It really is a small
world after all.

Letter to Our Shareholders

equities during the first half, the return of volatility was not a development that struck us as unusual, especially considering that the market had previously been on a very dynamic run from the interim domestic small-cap low on July 6, 2010. Some retreat from its recent highs was therefore to be expected at some point. The correction has so far been fairly modest and mostly painless, particularly in the wider context of the bull market that began following the domestic bottom on March 9, 2009. Our thought is that, for all the surface similarities to last year’s first half, there are cyclical forces at work that are as much a factor as investors’ unease with the U.S. or global economies. It is also worth remembering that, though growth has decelerated, the economy is still growing. In addition, it should be kept in mind that growth in both the stock market and the economy seldom takes place in uninterrupted straight lines or in lock-stepped tandem. The recent pauses in both are very much in the range of what we consider normal.
     In addition, as contrarian, bargain-hunting value investors, we see opportunity when the markets correct. Our discipline entails thinking about the present and about the years ahead when positioning our portfolios. So while we never look forward to corrections, we accept them as a fact of investment life, and then some. We see downturns as vital opportunities to re-evaluate and re-stock our portfolios. Even a brief reversal in the market can create ample chances to find what we see as well-managed, financially strong businesses with attractively low share prices.

Sights Unseen
The issues of unemployment and housing continue to dominate U.S. headlines, though we still maintain that there is far more good news about the economy on a company by company basis. In fact, from the standpoint of balance sheets, cash flows, revenues and profits, corporations have seldom been in better shape. However, as long as unemployment remains high and housing continues to correct, the focus will remain on those two. The latter is, we think, less of a problem. Real estate cycles tend to unwind very slowly, and this one shows no signs of being any different. It may actually take years because the run-up in housing prices was so extreme. Any expectation that a correction would be quick was entirely misplaced. Unemployment is a more significant issue, and we have no good answer as to why the much-discussed and hoped-for pick-up in employment has not yet materialized. Certainly any increase in jobs would be a huge benefit to the economy and society as a whole. Yet companies seem much more focused on continuing to improve revenues and profits than they are on hiring, at least here in the U.S., something that we do not necessarily see changing in the intermediate future.
     So the global economy is by no means out of the woods yet. This observation can be balanced, however, by our contention that it is closer to recovery than it has been since the recession began in 2007. Clearly, it has been a long, unhappy ride for many. And there have been numerous instances in history when the market was either ahead of the economy or, as we think is currently the case, when headlines are fixated on bad news while many individual

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companies have been doing well. Ultimately, we are throwing our lot in with companies, and the message that we have been receiving lately in our meetings with management is far more optimistic than what we see in the headlines.
Still, we would not be surprised if the coming months brought another downturn. We did not become too excited by the rally that closed out June, which, though welcome, did little to convince us that the downturn was over. While we continue to believe that stocks can generate positive returns over the next two or three years, we are not anticipating a rally in the second half of 2011 such as the one we had in the final six months of 2010. As stated, our bullishness and optimism are real, but low key. We believe that the fortunes of quality companies in all asset classes will resemble the growth in the economy—slow and steady, not very dramatic, but in retrospect more than satisfying.
As contrarian, bargain-hunting value investors, we see opportunity when the markets correct. Our discipline entails thinking about the present and about the years ahead when positioning our portfolios.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2011

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Decisions, Decisions

“Not to decide is to decide.” – Theologian Harvey Cox

Washington DC has mostly been in a state of gridlock since the mid-term elections of 2010. While there has been no deficit in the number of potential solutions, policy prescriptions and bold new ideas—each one sure to both jump start the slow-growing economy and to keep it rolling along at a steady pace in the years to come—this proliferation of ideas has produced few actual decisions.
If nothing else, the current political stalemate makes us grateful to be in a line of work in which indecision is simply not an option. Each day our talented investment staff must make decisions that not only concern individual companies, but industries and sectors as well. There is an ever-present need to make choices about how to best position the portfolios for long-term capital appreciation.
Many of the most critical decisions revolve around risk and volatility. In our own area of the equity universe, there is ample risk even for the seemingly best-managed companies in robust industries that boast enviable financial strength. We have seldom purchased shares of a business for which one of our portfolio managers could not act as a legitimate devil’s advocate. Playing such a role, in fact, is a common step in our stock evaluation process. We think about risk all the time, about the possibility of what we refer to as ‘permanent capital impairment.’ It’s an important consideration when investing in small-cap stocks. In general, smaller companies are more fragile than their large-cap counterparts. They are more likely to be reliant on a single customer, usually involved in a single line of business and as such may be subject to a potentially fatal level of competition from insurgents beneath them on the market cap scale that are eager to move up or from larger players looking to consolidate their market share of a business.

So before we even look at a company’s fundamentals, there are risk factors that come into play. Indeed, one reason why we focus our attention on companies with strong balance sheets, high returns on invested capital, the ability to generate free cash flow, capable management and other factors that indicate financial stability is that these traits have historically acted as a bulwark against the forces that can render small-cap stocks so vulnerable. Finding companies with these characteristics does not eliminate the risks mentioned above, but it is one of the primary methods that we use to manage volatility in our portfolios.
Our decision-making follows a simple logic: the stronger the company, the more likely it will be to survive adversity, whether in its own industry or in the economy as a whole. This theory received its best test during the darkest days of the last correction. Between the fall of 2008 and late winter of 2009, most of our portfolio holdings were battered by the near-meltdown of the global financial system, but many held on to enjoy both revived business and resurgent stock prices.
Our business is obviously quite different from the process of legislating or policymaking. To state two of the most obvious reasons, our decisions are not nearly as momentous and their implementation is far less contentious. However, with all due respect to Harvey Cox, in our business, not deciding is never an option—there is really no such thing as not deciding when managing assets. Which suits us just fine.

One reason why we focus our attention on companies with strong balance sheets, high returns on invested capital, the ability to generate free cash flow, capable management and other factors that indicate financial stability is that these traits have historically acted as a bulwark against the forces that can render small-cap stocks so vulnerable. Finding companies with these characteristics does not eliminate the risks mentioned above, but it is one of the primary methods that we use to manage volatility in our portfolios.

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The Royce Funds 2011 Semiannual Report to Shareholders | 9

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			5.93%

One-Year			47.43

Three-Year			8.44

Since Inception (12/29/06)			4.68

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.67%

Net Operating Expenses			1.79

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RES	Year	RES

2010	35.2%	2008	-46.4%

2009	57.7	2007	1.4

TOP 10 POSITIONS % of Net Assets

Semperit AG Holding			2.5%

Mayr-Melnhof Karton			2.4

Lamprell			2.2

Burckhardt Compression Holding			2.1

Ashmore Group			2.1

SMA Solar Technology			2.0

Carl Zeiss Meditec			2.0

Lewis Group			2.0

Jupiter Fund Management			2.0

Fuchs Petrolub			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Health Care			15.7%

Industrials			15.2

Materials			13.8

Financials			13.3

Information Technology			12.9

Consumer Discretionary			12.4

Energy			7.1

Consumer Staples			3.4

Cash and Cash Equivalents			6.2

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Germany			15.3%

France			14.6

United Kingdom			10.7

South Africa			7.6

Switzerland			7.1

Austria			4.9

Belgium			4.3

Norway			3.8

United Arab Emirates			3.5

[1] Represents countries that are 3% or more of net assets
[2] Securities are categorized by their country of headquarters

Royce European Smaller-Companies Fund

Managers’ Discussion
In a repeat of the first half of 2010, Europe’s policy makers found themselves caught in the vortex of seemingly insurmountable sovereign debt issues as Greece once again surfaced as a major liquidity concern for the continent. Not alone, Italy and Spain also saw frightening increases in their funding costs as the interconnected nature of the region’s finances became an increasing liability. Sovereign debt within the core of Europe, particularly France and Germany, remained stable due to far greater fiscal and monetary discipline. However, even those countries were not completely immune to the contagion, as their banks were significantly exposed to the weaker periphery. Nonetheless, equity markets in the region remained resilient, with better performance coming from the core markets and weaker performance from the periphery consistent with the relative state of these countries’ finances. Royce European Smaller Companies Fund (RES) performed well in what was a volatile first half for European small-caps, gaining 5.9%, trailing the Fund’s new benchmark, the Russell Europe Small Cap Index, which advanced 6.4%. The Fund’s original benchmark, the MSCI Europe Small Core Index, rose 6.7% for the same period.

     Following two very strong years of performance, we were pleased to continue solid performance in 2011’s first half. Now well into its fifth year of operation, RES continued to extend its longer-term relative performance advantage over these two benchmarks. For the since inception (12/29/06) period, RES gained 4.7% on an annualized basis as compared to the Russell Europe Small Core (-1.8%) and the MSCI Europe Small Core (0.0%) Indexes. While below our ultimate standard for absolute returns—our preferred measure—the Fund has experienced both a vicious bear market as well as a highly correlated bull market in its history, so overall we were quite pleased with these gains.
     During the first quarter, a period when the global economy experienced a range of setbacks, including the tsunami in Japan, floods in New Zealand, rising inflation in China and civil unrest in the Middle East and North Africa, RES gained 5.7% compared to 5.8% for the Russell Index and 5.5% for the MSCI Index. The second quarter turned more volatile as the shocks of the

GOOD IDEAS THAT WORKED Top Contributors to Performance[1] Year-to-Date Through 6/30/11

Lamprell	0.68%

SMA Solar Technology	0.57

H Lundbeck	0.51

Ashmore Group	0.46

TGS-NOPEC Geophysical	0.45

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2012 and at or below 1.99% through April 30, 2021. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

             10   |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

first quarter translated into economic weakness and investor skittishness. RES eked out a gain of 0.3% in the second quarter compared to slightly better performance by the European small-cap indexes, with the Russell gaining 0.5% and the MSCI adding 1.1%. The second quarter also saw European monetary and political figures thrust back into the global spotlight when early measures to shore up Greek finances proved insufficient to quell investors’ anxiety.
     Lamprell, a leading UAE-based engineering and construction company focused on the oil and gas drilling market, was a stellar performer. Compelling growth in its backlog of business, particularly driven by demand for new build rigs and the refurbishment of jack-up rigs, was the primary driver behind the share price performance. In addition, Lamprell made an accretive acquisition of a smaller competitor, Maritime Industrial Services (MIS), in the second quarter. This transaction makes a compelling strategic fit—MIS brings onshore capabilities, enhances Lamprell’s in-house engineering capabilities and, importantly, has a presence in key regional markets, such as Saudi Arabia, Qatar and Kuwait, that Lamprell has been targeting for future growth. Widely derided by the short-selling community, SMA Solar Technology, a German manufacturer of photo voltaic inverters used for solar electricity generation, had become overly cheap in our view, particularly for what is a high cash-generative business. The shares seemed to gain from the company’s position in the alternative energy space as rising oil prices refocused investors’ attention on alternative sources of electricity generation.

     Raubex Group, a vertically integrated South African road construction and rehabilitation company, also struggled in the first half. Delays in South Africa’s major road construction projects, along with lower-priced competition from imported Chinese construction crews, hurt margins and earnings. There was also unrest in the senior ranks of SANRAL, South Africa’s national highway administration, which led to concerns over the pace of new government financed projects. Hochschild Mining, a UK based gold and silver mining company with operations primarily in South America, suffered a bit in early 2011 owing to some selling pressure derived from the more than 100% share price appreciation from early August to early January 2011. With substantial production based in Peru, the shares also sold off sharply in May as leftist presidential candidate Ollanta Humala moved forward in Peru’s polls, and weakened further in June following his victory. Investors become increasingly uneasy given the prospects that his administration might raise the royalty tax on silver-mining or even potentially nationalize some mines. In the case of the former, we see some possibilities of increased royalties, but we view the likelihood of nationalization as remote. Silver prices also had a very volatile first half.

GOOD IDEAS AT THE TIME Top Detractors from Performance[1] Year-to-Date Through 6/30/11

Raubex Group	-0.56%

Hochschild Mining	-0.46

Egyptian Financial Group-Hermes Holding	-0.44

Severfield-Rowen	-0.37

Centamin Egypt	-0.36

[1] Net of dividends

ROYCE EUROPEAN SMALLER-COMPANIES FUND VS. RUSSELL EUROPE SMALL CAP AND MSCI EUROPE SMALL CORE Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,439 million

Weighted Average P/E Ratio[2]		12.7x

Weighted Average P/B Ratio		2.3x

Fund Net Assets		$25 million

Turnover Rate		11%

Number of Holdings		81

Symbol
Service Class		RISCX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RES	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.42	0.08	0.19

Standard Deviation	28.98	29.27	28.08

[1] Three years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 29 European stock objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RES	8.44%	28.98	0.29

Russell Europe Small Cap	-0.33	32.64	-0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders  |  11

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			3.85%

One-Year			46.05

Three-Year			8.89

Since Inception (12/29/06)			10.48

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.93%

Net Operating Expenses			1.78

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGV	Year	RGV

2010	35.7%	2008	-39.9%

2009	61.9	2007	14.3

TOP 10 POSITIONS % of Net Assets

Santen Pharmaceutical			2.7%

Mayr-Melnhof Karton			2.7

Teradyne			2.6

Semperit AG Holding			2.6

Allied Nevada Gold			2.6

Value Partners Group			2.4

Jupiter Fund Management			2.3

USS			2.3

Ashmore Group			2.2

Pan American Silver			2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			21.4%

Information Technology			13.4

Consumer Discretionary			12.9

Financials			12.9

Industrials			11.4

Health Care			9.0

Energy			7.9

Consumer Staples			6.5

Cash and Cash Equivalents			4.6

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States			14.6%

Japan			12.5

Canada			8.0

Germany			7.5

United Kingdom			6.1

Hong Kong			5.6

South Africa			5.4

Austria			5.3

Australia			4.2

China			3.3

Belgium			3.0

[1] Represents countries that are 3% or more of net assets
[2] Securities are categorized by their country of headquarters

Royce Global Value Fund

Managers’ Discussion
Royce Global Value Fund (RGV) was up 3.9% for the year-to-date period ended June 30, 2011 versus gains of 5.6% for the MSCI WORLD Small Core Index and 2.5% for its new small-cap global benchmark, the Russell Global Small Cap Index, for the same period. (We chose the Fund’s new benchmark because it better reflects the Fund’s security selection universe.) The Fund lost the most ground to the MSCI WORLD Small Core Index during the first quarter, a mostly uneventful bull period in which RGV rose 4.5% versus respective gains of 6.2% and 3.2% for the MSCI and Russell Indexes.
     Relative results were much closer during the second quarter. While the overseas markets were less volatile than their domestic counterparts, results were still negative for the major global and international indexes. RGV fell 0.7% for the second quarter, compared to a decline of 0.6% for the MSCI WORLD Small Core Index and 0.7% for the Russell Global Small Cap Index. These quarterly results obscure the Fund’s edge through the domestic market downturn. From the interim domestic small-cap high on April 29 through the subsequent low on June 13 RGV lost 3.5% versus a decline of 4.2% for both global small-cap indexes.

     Recent market cycle performance was strong on an absolute and relative basis. From the domestic small-cap market peak on July 13, 2007 through June 30, 2011, the Fund rose 29.6% versus declines of 1.2% and 5.0%, respectively, for the MSCI WORLD Small Core Index and the Russell Global Small Cap Index. In the more bullish period from the domestic market bottom on March 9, 2009 through the end of June 2011, RGV rose 177.9% compared to the MSCI WORLD Small Core Index’s return of 155.6% and the Russell Global Small Cap Index’s gain of 146.0%. These strong market cycle results were a major factor in RGV’s ability to outpace both small-cap global benchmarks for the one-year, three-year and since inception (12/29/06) periods ended June 30, 2011. The Fund’s average annual total return since inception was 10.5%.
     Six of the Fund’s nine equity sectors finished the semiannual period with net gains, led by Energy, Information Technology, Health Care and Consumer Discretionary. Net losses from the Materials and Financials sectors were comparatively modest and keyed primarily by

GOOD IDEAS THAT WORKED Top Contributors to Performance[1] Year-to-Date Through 6/30/11

Varian Semiconductor Equipment Associates	1.30%

Luk Fook Holdings (International)	0.78

Allied Nevada Gold	0.56

Lamprell	0.49

Helmerich & Payne	0.47

[1]Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2012. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

             12   |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

respective difficulties for the metals & mining group and real estate management & development companies. Net gains at the individual stock level were spread across several sectors, with the Fund’s top-ten net gainers for the period coming from eight different sector groups.
     The Fund benefited from the continued pick-up in M&A (mergers and acquisitions) activity as Varian Semiconductor Equipment Associates agreed to be acquired in an all cash deal early in May. We began to reduce our position not long after the announcement of the transaction. Luk Fook Holdings (International) is a long-established Hong Kong jewelry company that also has stores in mainland China. The company profited from rising consumer demand throughout Asia in the first half, helped in part by Japanese consumers flocking to Hong Kong after the devastating Tohoku earthquake and tsunami. Earlier in the year, the company announced same store sales growth of close to 30%. We held a good-sized position at the end of June.
     Although many precious metals and mining stocks struggled in the first half, Allied Nevada Gold ultimately proved a happy exception. Its stock price reflected much of the volatility of both the stock market and precious metals prices, but it finished the first half as the Fund’s third-largest contributor. The announcement of increased production guidance in May helped bring investors back. We were initially drawn to its pristine balance sheet and skill at making the transition from exploration to production in several gold mines. It was a top-ten holding at the end of June. Lamprell provides construction and engineering services for oil and gas rigs and is the leading contractor in the Arabian Gulf, where it has operated for more than three decades.

We like its business model, which is driven in large part by demand for younger jack-up rigs. We also were in favor of its accretive acquisition of Maritime Industrial Services (MIS) because we think it makes a compelling strategic fit—MIS brings onshore capabilities and enhances Lamprell’s in-house engineering capabilities. As for those positions that detracted most from performance, Moshi Moshi Hotline is a Japanese business that offers call centers, back office services, consulting and other services. Its stock fell sharply in the aftermath of the March earthquake and has not yet recovered. Liking its core businesses, dividend yield and attractive valuation, we significantly built our position in the first half, purchasing most of our shares in the second quarter. We also increased our stake in Raubex Group, a South African road construction and infrastructure development specialist. Its share price was hurt as the company faced delays in major road construction projects, dealt with lower-priced competition from imported Chinese crews and tried waiting out unrest in the ranks of South Africa’s national highway administration.

GOOD IDEAS AT THE TIME Top Detractors from Performance[1] Year-to-Date Through 6/30/11

Moshi Moshi Hotline	-0.62%

Raubex Group	-0.60

E-House China Holdings ADR	-0.49

Centamin Egypt	-0.47

Pan American Silver	-0.47

[1] Net of dividends

ROYCE GLOBAL VALUE FUND VS. RUSSELL GLOBAL SMALL CAP VS. MSCI WORLD SMALL CORE Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$2,144 million

Weighted Average P/E Ratio[2]		12.1x

Weighted Average P/B Ratio		2.5x

Fund Net Assets		$599 million

Turnover Rate		12%

Number of Holdings		72

Symbol
Investment Class		RGVIX
Service Class		RIVFX
Consultant Class		RGVHX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RGV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.43	0.29	0.43

Standard Deviation	29.21	27.31	25.20

[1] Three years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 25 world stock small-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RGV	8.89%	29.21	0.30

Russell Global Small Cap	5.16	27.35	0.19

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2011 Semiannual Report to Shareholders   |  13

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/11

Jan-June 2011[1]			3.50%

One-Year			36.61

Three-Year			11.20

Since Inception (6/30/08)			11.20

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.40%

Net Operating Expenses			1.74

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIS	Year	RIS

2010	26.5%	2009	50.3%

TOP 10 POSITIONS % of Net Assets

Semperit AG Holding			1.7%

USS			1.6

Pfeiffer Vacuum Technology			1.6

Ashmore Group			1.5

Santen Pharmaceutical			1.4

Mayr-Melnhof Karton			1.4

Value Partners Group			1.3

SMA Solar Technology			1.3

FamilyMart			1.3

Lamprell			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			18.5%

Health Care			15.1

Financials			14.9

Materials			14.5

Industrials			12.7

Information Technology			8.8

Consumer Staples			6.3

Energy			5.0

Telecommunication Services			0.2

Cash and Cash Equivalents			4.0

Royce International Smaller-Companies Fund

Manager’s Discussion
Royce International Smaller-Companies Fund (RIS) managed to generate a modest absolute return over the first six months of 2011 that also compared favorably to two international small-cap indexes. For the year-to-date period ended June 30, 2011, RIS gained 3.5% compared to a gain of 0.8% for its new benchmark, the Russell Global ex-US Small Cap Index, and 3.1% for the MSCI World ex-USA Small Core Index, for the same period.
     The first half of 2011 was marked by two distinct periods—one of relative complacency and the other of renewed investor unease and risk aversion. Positive economic surprises and solid earnings reports early in the year gave markets a lift only to be followed by a sharp correction caused by renewed concerns about a host of macroeconomic issues. The potential for a Greek default and resulting financial chaos in Europe, supply chain disruptions in Japan, and a worrisome economic soft patch in the U.S., brought on by a spike in oil prices following Middle Eastern unrest, all led to speculation that perhaps the tenuous global economic recovery was unsustainable. In the generally bullish first quarter, RIS gained 4.1% versus an advance of 1.0% for Russell’s international small-cap index and 3.3% for the MSCI Index. As market volatility picked up in the second quarter, RIS lost 0.6%, slightly underperforming both indexes, which both fell 0.2%.

     RIS was launched mid-year in 2008, just as the storm clouds were gathering for a synchronized global recession and historic bear market. Needless to say, the Fund has seen its share of volatility and market stress. Losing money in its first three quarters of operation, the Fund then fully participated in the rally from the domestic small-cap bottom in March 2009. From 3/9/09, the Fund gained 157.0%, easily outpacing both the Russell and MSCI Indexes, which advanced 146.1% and 142.7%, respectively. More importantly, RIS generated strong absolute and relative performance for the since inception (6/30/08) period, with an average annual return of 11.2% versus a 4.2% gain for the Russell Global ex-US Small Cap Index and a 3.7% return for the MSCI World ex-USA Small Core Index.

GOOD IDEAS THAT WORKED Top Contributors to Performance[1] Year-to-Date Through 6/30/11

Ashmore Group	0.36%

Lamprell	0.36

TGS-NOPEC Geophysical	0.35

SMA Solar Technology	0.33

Luk Fook Holdings (International)	0.28

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2012 and at or below 1.99% through April 30, 2021. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

             14   |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

     Seven of the Fund’s ten equity sectors generated positive performance in the first half of 2011, led by Health Care. Energy, Consumer Discretionary and Information Technology were the next strongest sectors, demonstrating that the market’s performance was more stock specific. Materials, and to a much smaller extent, Utilities and Industrials, were the detractors in the period. At the industry level, results were broadly positive as well, with pharmaceuticals, energy equipment & services, and machinery the top gainers. Metals & mining and construction & engineering were the biggest detractors at the industry level as investor concerns about the potential for a global slowdown (or worse) seeped into these economically sensitive industries.
     London-based emerging markets asset manager Ashmore Group was the Fund’s top-performing company in the first half. With solid investment performance in its flagship funds, Ashmore was able to attract new assets, particularly in its debt and currency funds, in an environment that generally saw outflows for emerging markets asset managers. Lamprell, a leading UAE-based engineering and construction company focused on the oil and gas drilling market was another stellar performer. Compelling growth in their backlog of business, particularly driven by demand for new build rigs and the refurbishment of jack-up rigs, was the primary driver behind the share price performance. In addition, Lamprell made an accretive acquisition of a smaller competitor, Maritime Industrial Services (MIS), in the second quarter. This transaction makes a compelling strategic fit—MIS brings onshore capabilities, enhances Lamprell’s in-house engineering capabilities and, importantly, has a presence in key regional markets, such as Saudi Arabia, Qatar and Kuwait, that Lamprell has been targeting for future growth.

     Moshi Moshi Hotline, a Japanese telemarketing company, was the biggest disappointment, falling sharply on the Tohuku earthquake/tsunami that wreaked havoc on the Japanese economy. Profitability was also hurt in the first quarter by taking on some lower-margin government work, expenses associated with consolidating subsidiaries, and higher selling costs. With substantial barriers to entry for telemarketing in Japan, a valuation of 5x the (reduced) pre-tax earnings estimate, and offering a 4% dividend yield, Moshi remains among the more compelling valuations in the portfolio. Raubex Group, a vertically integrated South African road construction and rehabilitation company, also struggled in the first half. Delays in South Africa’s major road-construction projects, along with lower-priced competition from imported Chinese construction crews, hurt margins and earnings. There was also unrest in the senior ranks of SANRAL, South Africa’s national highway administration, which led to concerns over the pace of new government financed projects.

GOOD IDEAS AT THE TIME Top Detractors from Performance[1] Year-to-Date Through 6/30/11

Moshi Moshi Hotline	-0.37%

Raubex Group	-0.33

E-House China Holdings ADR	-0.30

Hochschild Mining	-0.24

Egyptian Financial Group-Hermes Holding	-0.22

[1] Net of dividends

ROYCE INTERNATIONAL SMALLER-COMPANIES FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP VS. MSCI WORLD EX USA SMALL CORE Value of $10,000 Invested on 6/30/08

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,389 million

Weighted Average P/E Ratio[2]		13.2x

Weighted Average P/B Ratio		2.1x

Fund Net Assets		$22 million

Turnover Rate		21%

Number of Holdings		155

Symbol
Service Class		RYGSX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/11).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Japan		11.9%

France		10.1

Germany		8.0

Canada		6.6

Hong Kong		6.3

South Africa		6.1

United Kingdom		5.5

South Korea		4.1

Switzerland		3.8

Austria		3.1

[1] Represents countries that are 3% or more of net assets
[2] Securities are categorized by their country of headquarters

MORNINGSTAR STATISTICAL MEASURES[1]

	RIS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.53	0.25	0.34

Standard Deviation	25.49	27.94	26.96

[1] Three years ended 6/30/11. Category Median and Best Quartile Breakpoint based on 62 foreign small/mid objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RIS	11.20%	25.49	0.44

Russell Global ex-U.S. Small Cap	4.22	29.26	0.14

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2011 Semiannual Report to Shareholders   |  15

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

CUMULATIVE TOTAL RETURNS Through 6/30/11

Jan-June 2011	2.30%

Since Inception (12/31/10)	2.30

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	2.07%

Net Operating Expenses	1.88

TOP 10 POSITIONS % of Net Assets

Ashmore Group	1.5%

Fuchs Petrolub	1.2

Pfeiffer Vacuum Technology	1.2

Semperit AG Holding	1.2

Value Partners Group	1.2

FamilyMart	1.1

Santen Pharmaceutical	1.1

Mayr-Melnhof Karton	1.1

KBR	1.1

MegaStudy	1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary	19.9%

Industrials	18.5

Financials	12.8

Health Care	12.5

Materials	11.0

Information Technology	8.3

Consumer Staples	5.3

Energy	3.4

Cash and Cash Equivalents	8.3

Royce Global Dividend Value Fund

Manager’s Discussion
We are pleased to report for the first time on Royce Global Dividend Value Fund (RGD). The Fund, which made its debut on December 31, 2010, seeks long-term growth of capital and current income by investing primarily in both U.S. and non-U.S. dividend-paying microcap, small-cap and/or mid-cap companies with market capitalizations up to $5 billion that Royce believes are trading significantly below its estimate of their current worth. The Fund has a global scope, primarily looking for dividend-paying companies based in developed countries, including the U.S. At the end of the semiannual period, the largest country weightings in the portfolio were the United States at 11.4%, Japan at 9.1%, and Hong Kong at 7.4%.
     The market struggled through the latter part of 2011’s first half. In retrospect, the second half of the second quarter was a critical time when many of the market’s greatest macro fears—supply-chain disruptions as a result of the Japanese tsunami, a standoff between the ECB and fiscal policymakers in both Europe’s core and its periphery, and our own anxieties about America’s fiscal viability—all came to the fore. For the year-to-date period ended June 30, 2010, Royce Global Dividend Value Fund gained 2.3% versus 2.5% for its benchmark, the Russell Global Small Cap Index, for the same period. During the mostly bullish first quarter, RGD was up 2.6%, trailing its benchmark’s rise of 3.2%. When stock prices began to correct in late April, the Fund effectively held its value, falling 4.5% versus a drop of 7.2% for the Russell Global Small Cap from the high on April 29, 2011 through the 2011 correction’s low on June 13. For the second quarter, RGD fell 0.3%, losing a bit less than its benchmark, which declined 0.7%.

     Year-to-date Through the end of June, all but two of the Fund’s eight equity sectors were positive. Information Technology and Health Care led, followed by solid net gains for Consumer Discretionary, which, along with Industrials, was the Fund’s largest sector at the end of the period. The pharmaceuticals, electronic equipment, instruments & components, and energy equipment & services groups were the top-performing industries. Financials and Materials were the worst performing sectors for the semiannual period, though net losses in the latter were distinctly modest.

GOOD IDEAS THAT WORKED Top Contributors to Performance[1] Year-to-Date Through 6/30/11

IPG Photonics	0.34%

Valmont Industries	0.22

Ashmore Group	0.22

Santen Pharmaceutical	0.21

Tekla OYJ	0.21

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

             16   |  The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

     RGD ended the semiannual period holding 168 names. London-based Ashmore Group was the Fund’s largest holding as of June 30, 2011 and one of the top performers for the period. The firm is a leading emerging markets asset manager focusing on five key investment themes, including dollar debt, local-currency debt, special situations, high yield and equities. The business was started in 1992 as part of ANZ Banking Group, became independent in 1999 and went public in 2006. The firm has benefited both from a compelling structural growth story and a cyclical tailwind as investors have flocked to emerging market debt funds.
     IPG Photonics was the top performer in the first half. The Oxford, Massachusetts based company manufactures fiber lasers and amplifiers for use in materials processing, advanced technologies, telecommunications, and medical applications. The company offers optical fiber-based lasers, which combine the advantages of semiconductor diodes with the high amplification and precise beam qualities of specialty optical fibers. On the cusp of a new product cycle, with a 65% share of the fiber laser market, IPG Photonics dominates this space. Its vertically integrated model, IP portfolio, and extensive experience in fiber lasers gives it a formidable competitive edge in the fiber laser market. Its price going beyond our expectations and seeing attractive value elsewhere, we sold our shares. Valmont Industries manufactures fabricated metal products, pole and tower structures, and mechanized irrigation systems in the U.S. and abroad. Based in Omaha, the company benefited from a solid fiscal first quarter. Better-than-expected earnings resulted from strength in its irrigation business and improved demand for its utility transmission operations.

     E-House China Holdings was the greatest detractor to performance during the semiannual period. The Shanghai-based company is a leading real estate services operation in China. Like many small-cap and micro-cap U.S. listed companies that are based in China or derive a large portion of their business from China, E-House China Holdings was pressured due to the accounting irregularities at another U.S. listed Chinese firm during the period. Another detractor was Raubex Group, a South African road construction and infrastructure development specialist. The company is also a major supplier of aggregates to the construction industry. Raubex is exposed to the buoyant but competitive road-building sector in South Africa and has an expanding footprint in the rest of Africa, a region that we believe has good medium- to long-term prospects. Its share price was hurt as the company faced delays in major road construction projects, dealt with lower-priced competition from imported Chinese crews and tried waiting out unrest in the ranks of South Africa’s national highway administration.

GOOD IDEAS AT THE TIME Top Detractors from Performance[1] Year-to-Date Through 6/30/11

E-House China Holdings ADR	-0.27%

Raubex Group	-0.24

Hochschild Mining	-0.23

Egyptian Financial Group-Hermes Holding	-0.20

Severfield-Rowen	-0.16

[1] Net of dividends

ROYCE GLOBAL DIVIDEND VALUE FUND VS. RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$1,418 million

Weighted Average P/E Ratio[2]	14.7x

Weighted Average P/B Ratio	2.3x

Fund Net Assets	$6 million

Turnover Rate	9%

Number of Holdings	168

Symbol
Service Class	RGVDX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/11).

PORTFOLIO COUNTRY BREAKDOWN[1,2]
% of Net Assets

United States	11.4%

Japan	9.1

Hong Kong	7.4

United Kingdom	7.1

Germany	7.1

France	5.5

South Korea	4.3

Canada	4.0

South Africa	4.0

Switzerland	3.1

[1] Represents countries that are 3% or more of net assets
[2] Securities are categorized by their country of headquarters

The Royce Funds 2011 Semiannual Report to Shareholders   |  17

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

CUMULATIVE TOTAL RETURNS
Through 6/30/11

Jan-June 2011	1.70%

Since Inception (12/31/10)	1.70

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	2.12%

Net Operating Expenses	1.88

TOP 10 POSITIONS % of Net Assets

EPS	1.7%

Daewoong Pharmaceutical	1.6

Midland Holdings	1.4

Nice	1.4

Raubex Group	1.3

Miraial	1.3

Calida Holding	1.3

Bjorn Borg	1.3

Bukwang Pharmaceutical	1.2

C. Uyemura & Co.	1.2

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Consumer Discretionary	24.6%

Industrials	18.3

Information Technology	13.8

Health Care	10.4

Materials	10.2

Financials	8.2

Energy	3.1

Consumer Staples	0.7

Cash and Cash Equivalents	10.7

Royce International Micro-Cap Fund

Manager’s Discussion
Although a six-month period is a distinctly short-term time span, we were nonetheless satisfied with the inaugural performance period of Royce International Micro-Cap Fund (RMI), one of our newest offerings. The Fund gained 1.7% for the year-to-date period ended June 30, 2011, ahead of its international small-cap benchmark, the Russell Global ex-U.S. Small Cap Index, which was up 0.8% for the same period. The Fund was introduced at the end of 2010, in retrospect an interesting moment. Coming off two very strong years as 2011 began, the stock market has so far been characterized by problems similar to those that last spring temporarily stalled an otherwise strong bull market—revived concerns about European sovereign debt, particularly in Greece, and fears that the U.S. economy was either stalling or headed for a double dip. Additional events unique to 2011, including the calamities in Japan and natural disasters in the U.S., did their part to usher in a global wave of selling in late April that lasted into mid June.
     During 2011’s first half, both non-U.S. small-caps and domestic micro-caps underperformed their domestic small-cap counterparts. While each was subject to some of the same volatility that rocked the U.S. stock market, both asset classes held up relatively well in the spring downdraft. Their respective underperformance was therefore not attributable to a bear market disadvantage. First-half results for non-U.S. companies were generally more muted because of lower returns during 2011’s far less volatile first quarter, a span in which the Fund rose 3.5% versus 1.0% for its international small-cap benchmark. (For the same period, the small-cap Russell 2000 Index was up 7.9%, and the Russell Microcap Index rose 6.8%.)

     For the second quarter, which encompassed the entire bear period, the Fund fell 1.7%, while the Russell Global ex-US Small Cap Index lost 0.2%. In spite of underperforming in the second quarter, we see the first half as a solid start, especially considering the highly challenging period in which the Fund debuted, during which, it should be noted, we sought to take advantage of market volatility to build certain high-confidence positions. The Fund’s approach is vintage Royce—we use our disciplined value methodology to find conservatively capitalized, fundamentally strong micro-cap companies located outside the U.S. trading at what we deem to be attractive discounts to their worth as businesses. Our primary selection

GOOD IDEAS THAT WORKED
Top Contributors to Performance[1] Year-to-Date Through 6/30/11

Wildcat Silver	0.63%

Oriental Watch Holdings	0.40

Hellenic Exchanges	0.31

Bell Equipment	0.26

Neurones	0.25

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

18 | The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

criteria include a strong balance sheet, high returns on invested capital and the ability to generate free cash flow.
     Year-to-date through June 30, all but one of RMI’s eight equity sectors made a positive contribution to performance. Health Care was the Fund’s best-performing sector, followed by Materials, Industrials and Information Technology, while a very modest net loss came from Consumer Staples. At the industry level, the leaders were the metals & mining group and electronic equipment, instruments & components stocks. The semiconductors & semiconductor equipment group, from the otherwise stalwart Information Technology sector, was the industry that detracted most, reflecting a wild (and highly stock-specific) global market for technology stocks. At the individual stock level, net gains were nicely spread out, with the Fund’s top-ten contributors hailing from six different sectors—Consumer Discretionary, Financials, Health Care, Industrials, Information Technology and Materials.
     Wildcat Silver is a Vancouver-based mineral exploration company with an 80% interest in an Arizona silver project. During the first half, the price of silver first rose more than 50% before correcting more than 30%, making the first half a mostly difficult one for silver mining businesses. Wildcat proved an exception by delivering positive news on exploration—it expanded its drilling program eight-fold and production could hit as much as 10 million ounces annually, about double what was previously expected. We held our shares at the end of June. A boom in the Asian luxury watch market helped the share price of Oriental Watch Holdings to rise. Rolex, the brand that accounts for the bulk of sales, raised its suggested retail prices substantially, which boosted results, while Patek Philippe and Piaget have pushed through similar price hikes this year. The Hong Kong-based company recently announced plans to expand with new store openings outside Hong Kong.

     Accounting irregularities at a U.S. listed Chinese company sent shockwaves through U.S. listed Chinese stocks and others that do the bulk of their business in China. In many cases, investors fled even when companies were continuing to execute effectively. This was the case with China-based BCD Semiconductor, which also suffered from being something of a broken IPO. We built our stake through the first half. Severfield-Rowen’s stock price rose dramatically from October 2010 through early January. The company—the UK’s leading structural steelwork fabricators—issued a profit warning towards the end of January that was driven by rising steel prices, project delays in India and reduced margins in its slow-recovering home market of the UK, all of which drove its share price down. We added most to our position between April and June.

GOOD IDEAS AT THE TIME Top Detractors from Performance[1] Year-to-Date Through 6/30/11

BCD Semiconductor Manufacturing ADR	-0.36%

Severfield-Rowen	-0.28

Syswin ADR	-0.27

Miraial	-0.26

Le Chateau Cl. A	-0.21

[1]Net of dividends

ROYCE INTERNATIONAL MICRO-CAP FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$273 million

Weighted Average P/E Ratio[2]	10.7x

Weighted Average P/B Ratio	1.4x

Fund Net Assets	$6 million

Turnover Rate	13%

Number of Holdings	115

Symbol
Service Class	ROIMX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/11).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Hong Kong	13.0%

France	7.9

Italy	5.5

Malaysia	4.8

South Africa	4.7

United Kingdom	4.4

Japan	4.2

Germany	4.2

Singapore	4.1

South Korea	3.8

Canada	3.7

Switzerland	3.7

Australia	3.2

China	3.2

[1] Represents countries that are 3% or more of net assets
[2] Securities are categorized by their country of headquarters

The Royce Funds 2011 Semiannual Report to Shareholders  |  19

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

CUMULATIVE TOTAL RETURNS Through 6/30/11

Jan-June 2011	4.10%

Since Inception (12/31/10)	4.10

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	2.07%

Net Operating Expenses	1.88

TOP 10 POSITIONS % of Net Assets

Value Partners Group	2.6%

Semperit AG Holding	2.6

Mayr-Melnhof Karton	2.5

Santen Pharmaceutical	2.4

Pfeiffer Vacuum Technology	2.2

Jupiter Fund Management	2.2

FamilyMart	2.2

MegaStudy	2.1

Burckhardt Compression Holding	2.1

Partners Group Holding	2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary	19.4%

Health Care	17.7

Materials	15.7

Industrials	13.0

Financials	12.1

Information Technology	6.7

Consumer Staples	5.5

Telecommunication Services	0.5

Cash and Cash Equivalents	9.4

Royce International Premier Fund

Manager’s Discussion
Having invested actively in international smaller companies in our core domestic mutual funds for well over a decade, the Royce investment team has ample experience in this large and labor-intensive asset class. In recognition of the long-term opportunities smaller international equities represent, we launched Royce International Premier Fund (RIP) at the end of 2010 with the goal of uncovering and investing in the highest quality and most durable small-cap businesses we can find outside the United States. Modeled after the highly successful Royce Premier Fund, whose primary selection universe is small-cap companies located in the U.S., RIP (the abbreviation is mere coincidence, we hope) is chartered with the task of investing in a relatively concentrated portfolio of our highest conviction ideas sourced from outside the U.S.

     Not lacking in the global intrigue that we all have become accustomed to, 2011’s first half was marked by two distinct periods—one of relative complacency and the other of renewed investor unease and risk aversion. Positive economic surprises and solid earnings reports early in the year gave markets an early lift only to be followed by a sharp correction caused by renewed concerns about a multitude of macroeconomic issues. The potential for a Greek default and resulting financial chaos in Europe, supply chain disruptions in Japan, and a worrisome economic soft patch in the U.S. all led to speculation that perhaps the tenuous global economic recovery was unsustainable. Fortunately, our time-tested and measured discipline of opportunistically deploying cash is very well suited to this type of volatile market environment. For the first six months of 2011, RIP performed admirably on both an absolute and relative basis. Advancing 4.1% for the year-to-date period ended June 30, 2011, the Fund easily bested its benchmark, the Russell Global ex-US Small Cap Index, which gained a paltry 0.8% for the same period.

GOOD IDEAS THAT WORKED Top Contributors to Performance[1] Year-to-Date Through 6/30/11

Luk Fook Holdings (International)	0.34%

SMA Solar Technology	0.33

Santen Pharmaceutical	0.33

Ashmore Group	0.30

Lewis Group	0.30

[1] Includes dividends

     Gaining 2.7% in the first quarter, RIP beat the Russell Index, which rose 1.0%. As global markets became more volatile in the second quarter, RIP added 1.4% compared to its benchmark, which was in negative territory, falling 0.2%. While pleased with the returns over the six months since the Fund’s inception, our time frame for assessing both companies and the absolute and relative results of our portfolios remains firmly focused on the long term.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2011.

20 | The Royce Funds 2011 Semiannual Report to Shareholders

Performance and Portfolio Review

     Seven of the Fund’s nine equity sectors generated positive performance for the first half of 2011, led by Health Care and Consumer Discretionary. Information Technology and Consumer Staples were the next strongest sectors, demonstrating that the market’s performance characteristics were more stock specific in nature and not predicated on a cyclical or defensive orientation. Financials and Materials—the latter to a quite modest extent—were detractors in the period.
     Based in Hong Kong, Luk Fook Holdings (International) was the Fund’s top performer. Luk Fook is a leading jewelry designer and retailer in both Hong Kong and China, with more than 700 retail outlets. Benefiting from rising consumer demand for gold jewelry in Asia, the company continues to open new stores and gain market share. With trailing five-year CAGR (Compounded Annual Growth Rate) earnings growth of 54%, ROE (return on equity) of 30% and what we view as a compelling valuation, we continue to see a very bright future for the company. SMA Solar Technology was another notable winner. Widely derided by the short-selling community, SMA, a German manufacturer of photo voltaic inverters used for solar electricity generation, had become overly cheap, particularly for what is a high cash-generative business. The shares also gained from the company’s position in the alternative energy space, as rising oil prices refocused investor attention on alternative sources of electricity generation.

     Moshi Moshi Hotline, a telemarketing company based in Japan, was the biggest disappointment, falling sharply on the Tohoku Earthquake/Tsunami that wreaked havoc on the Japanese economy in the period. Profitability was also hurt in the first quarter by the company taking on some lower-margin government work, expenses associated with consolidating subsidiaries, and higher selling costs. With a valuation of 5x the (reduced) pre-tax earnings estimate and offering a 4% dividend yield, Moshi remains among the more compelling valuations in the portfolio. Hochschild Mining, a UK based gold and silver mining company with operations primarily in South America, suffered a bit in early 2011 owing in large measure to some selling pressure derived from its 100%+ share price appreciation from early August to early January 2011. With substantial production based in Peru, the shares also sold off sharply in May as leftist presidential candidate Ollanta Humala moved forward in Peru’s polls, and weakened further in June following his victory. Investors become increasingly uneasy given the prospects that his administration might raise the royalty tax on silver-mining or even potentially nationalize some mines. In the case of the former, we see some possibilities of increased royalties, but we view the likelihood of nationalization as remote.

GOOD IDEAS AT THE TIME Top Detractors from Performance[1] Year-to-Date Through 6/30/11

Moshi Moshi Hotline	-0.48%

Hochschild Mining	-0.39

E-House China Holdings ADR	-0.26

MegaStudy	-0.26

Pan American Silver	-0.24

[1] Net of dividends

ROYCE INTERNATIONAL PREMIER FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$1,905 million

Weighted Average P/E Ratio[2]	15.2x

Weighted Average P/B Ratio	2.6x

Fund Net Assets	$5 million

Turnover Rate	26%

Number of Holdings	79

Symbol Service Class	RYIPX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/11).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Germany	12.9%

Japan	10.6

Switzerland	8.5

United Kingdom	6.5

Hong Kong	6.4

France	5.5

South Africa	5.3

Austria	5.2

South Korea	4.5

China	3.5

Australia	3.1

[1] Represents countries that are 3% or more of net assets
[2] Securities are categorized by their country of headquarters

The Royce Funds 2011 Semiannual Report to Shareholders  |  21

Schedules of Investments

Royce European Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 93.8%

Australia – 2.8%
Aquarius Platinum	60,000	$306,253
Centamin Egypt [1]	190,000	384,768

Total (Cost $654,823)		691,021

Austria – 4.9%
Mayr-Melnhof Karton	5,000	589,941
Semperit AG Holding	12,500	623,499

Total (Cost $1,065,431)		1,213,440

Belgium – 4.3%
EVS Broadcast Equipment	6,000	406,154
GIMV	4,000	254,715
Sipef	4,000	404,599

Total (Cost $901,007)		1,065,468

Denmark – 2.5%
H Lundbeck	12,000	315,863
SimCorp	1,500	295,912

Total (Cost $444,755)		611,775

Egypt – 1.9%
†Citadel Capital [1]	248,000	234,804
Egyptian Financial Group-Hermes Holding [1]	74,000	249,163

Total (Cost $564,225)		483,967

Finland – 1.4%
Vaisala Cl. A	11,000	356,342

Total (Cost $357,650)		356,342

France – 14.6%
†Altamir Amboise [1]	20,000	226,798
Audika	7,000	194,866
Beneteau	14,000	301,499
bioMerieux	2,500	290,255
Boiron	8,000	357,555
Ipsen	7,500	266,037
Manutan International	3,000	231,467
Meetic [1]	16,000	347,153
Parrot [1]	7,500	304,006
Piscines Desjoyaux	15,000	158,787
Societe Internationale de Plantations d’Heveas	1,500	196,207
Vetoquinol	8,500	369,674
Virbac	2,200	375,979

Total (Cost $3,112,561)		3,620,283

Germany – 15.3%
Aixtron	9,000	307,159
Carl Zeiss Meditec	22,500	501,163
Fuchs Petrolub	9,000	466,694
	SHARES	VALUE
Germany (continued)
KWS Saat	1,400	$317,714
†Nemetschek	5,000	238,551
Pfeiffer Vacuum Technology	3,700	463,949
†Puma AG Rudolf Dassler Sport	1,100	347,964
Rational	1,000	263,549
SMA Solar Technology	4,500	501,394
Takkt	25,000	404,193

Total (Cost $3,208,823)		3,812,330

Greece – 1.9%
Hellenic Exchanges	40,000	285,323
†JUMBO	25,000	188,743

Total (Cost $500,753)		474,066

Hong Kong – 0.5%
Asian Citrus Holdings	140,368	128,243

Total (Cost $67,640)		128,243

Ireland – 1.3%
Charter International	25,000	317,812

Total (Cost $257,081)		317,812

Italy – 2.1%
†Geox	25,000	149,809
Recordati	35,000	384,990

Total (Cost $427,392)		534,799

Jersey – 0.4%
Randgold Resources	1,300	109,306

Total (Cost $56,612)		109,306

Mexico – 0.8%
Fresnillo	9,000	202,855

Total (Cost $70,575)		202,855

Netherlands – 1.3%
†ASM International	2,500	98,661
Fugro	3,100	223,527

Total (Cost $309,313)		322,188

Norway – 3.8%
Ekornes	18,000	407,046
Fred Olsen Energy	5,500	194,935
TGS-NOPEC Geophysical	12,000	336,552

Total (Cost $850,404)		938,533

Peru – 1.9%
Hochschild Mining	62,500	461,619

Total (Cost $360,842)		461,619

South Africa – 7.6%
Adcock Ingram Holdings	45,000	395,386

22 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
South Africa (continued)
Advtech	150,000	$125,053
Bell Equipment [1]	90,000	189,054
Discovery Holdings	20,000	114,108
Lewis Group	40,000	500,637
Northam Platinum	42,500	267,474
Raubex Group	125,000	298,107

Total (Cost $1,686,670)		1,889,819

Spain – 1.1%
Almirall	25,000	268,676

Total (Cost $233,707)		268,676

Sweden – 0.5%
Lundin Petroleum [1]	9,000	122,377

Total (Cost $79,238)		122,377

Switzerland – 7.1%
Bank Sarasin & Co. Cl. B	4,000	158,406
Banque Privee Edmond de Rothschild	5	141,243
Burckhardt Compression Holding	1,700	518,748
Inficon Holding	600	125,324
Partners Group Holding	2,000	353,976
Sika	65	156,617
Sonova Holding	2,000	187,210
VZ Holding	700	118,120

Total (Cost $1,374,881)		1,759,644

Turkey – 1.6%
Ford Otomotiv Sanayi	15,000	128,998
Mardin Cimento Sanayii	65,000	279,529

Total (Cost $439,608)		408,527

United Arab Emirates – 3.5%
Abu Dhabi National Hotels [2]	205,000	140,090
Lamprell	91,000	551,240
SHUAA Capital [1]	650,000	168,283

Total (Cost $610,120)		859,613

United Kingdom – 10.7%
Ashmore Group	80,000	511,315
Begbies Traynor	120,000	83,313
Diploma	35,000	210,774
†EnQuest [1]	60,000	118,451
JKX Oil & Gas	50,000	212,558
Jupiter Fund Management	122,500	497,023
†Keller Group	30,000	224,644
Rotork	7,500	202,957
Severfield-Rowen	70,000	244,081
Spirax-Sarco Engineering	11,000	353,283

Total (Cost $2,449,305)		2,658,399

VALUE
TOTAL COMMON STOCKS
(Cost $20,083,416)	$23,311,102

REPURCHASE AGREEMENT – 4.7%
Fixed Income Clearing Corp., 0.01% dated 6/30/11, due 7/1/11, maturity value $1,168,000 (collateralized by obligations of various U.S. Government Agencies, 0.32% due 11/30/11, valued at $1,200,000) (Cost $1,168,000)	1,168,000

TOTAL INVESTMENTS – 98.5%
(Cost $21,251,416)	24,479,102

CASH AND OTHER ASSETS LESS LIABILITIES – 1.5%	382,527

NET ASSETS – 100.0%	$24,861,629

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 23

Schedules of Investments

Royce Global Value Fund

	SHARES	VALUE
COMMON STOCKS – 95.4%

Australia – 4.2%
Aquarius Platinum	1,325,000	$6,763,088
Centamin Egypt [1]	4,250,000	8,548,914
Medusa Mining	1,380,000	9,795,413

Total (Cost $26,139,762)		25,107,415

Austria – 5.3%
Mayr-Melnhof Karton	135,000	15,928,399
Semperit AG Holding	315,000	15,712,187

Total (Cost $31,214,979)		31,640,586

Belgium – 3.0%
EVS Broadcast Equipment	115,000	7,784,608
GIMV	40,000	2,547,154
Sipef	75,000	7,586,239

Total (Cost $15,860,328)		17,918,001

Brazil – 1.0%
†Tegma Gestao Logistica	375,000	6,067,184

Total (Cost $5,666,924)		6,067,184

Canada – 8.0%
Major Drilling Group International	400,000	5,205,039
Pan American Silver	420,000	12,973,800
Seabridge Gold [1]	260,000	7,334,600
Sprott	800,000	6,129,918
Tesco Corporation [1]	250,000	4,852,500
Trican Well Service	480,000	11,277,723

Total (Cost $47,375,305)		47,773,580

China – 3.3%
China Forestry Holdings [1,2]	3,300,000	625,506
E-House China Holdings ADR	1,050,000	10,300,500
†Li Ning	5,250,000	9,087,695

Total (Cost $22,840,041)		20,013,701

Denmark – 0.7%
H Lundbeck	150,000	3,948,284

Total (Cost $3,138,643)		3,948,284

Egypt – 1.7%
†Citadel Capital [1]	5,350,000	5,065,341
Egyptian Financial Group-Hermes Holding [1]	1,550,000	5,218,949

Total (Cost $10,425,615)		10,284,290

France – 2.2%
Boiron	105,000	4,692,905
Societe Internationale de Plantations d’Heveas	27,000	3,531,717
	SHARES	VALUE
France (continued)
†Virbac	30,000	$5,126,994

Total (Cost $11,876,188)		13,351,616

Germany – 7.5%
Aixtron	280,000	9,556,048
Carl Zeiss Meditec	400,000	8,909,559
†Fuchs Petrolub	120,000	6,222,583
Pfeiffer Vacuum Technology	87,500	10,971,761
SMA Solar Technology	82,500	9,192,232

Total (Cost $42,650,549)		44,852,183

Hong Kong – 5.6%
Asian Citrus Holdings	6,811,000	6,222,642
Luk Fook Holdings (International)	2,600,000	12,624,825
Value Partners Group	16,990,000	14,602,700

Total (Cost $26,852,973)		33,450,167

India – 1.6%
†Graphite India	875,000	1,771,138
Maharashtra Seamless	950,000	8,005,216

Total (Cost $9,283,366)		9,776,354

Italy – 1.1%
Recordati	600,000	6,599,829

Total (Cost $5,732,252)		6,599,829

Japan – 12.5%
†Benesse Holdings	258,400	11,120,287
FamilyMart	315,000	11,578,729
Moshi Moshi Hotline	450,000	7,305,146
Nomura Research Institute	330,000	7,222,976
Santen Pharmaceutical	395,000	16,056,958
†Shimano	150,000	8,248,112
†USS	175,000	13,574,692

Total (Cost $73,326,789)		75,106,900

Mexico – 0.9%
Fresnillo	135,000	3,042,818
Industrias Bachoco ADR	100,000	2,410,000

Total (Cost $4,748,134)		5,452,818

Norway – 1.1%
TGS-NOPEC Geophysical	242,000	6,787,140

Total (Cost $5,225,020)		6,787,140

Peru – 1.6%
Hochschild Mining	1,275,000	9,417,030

Total (Cost $10,365,311)		9,417,030

South Africa – 5.4%
Adcock Ingram Holdings	1,000,000	8,786,359
Lewis Group	650,000	8,135,354
Northam Platinum	1,200,000	7,552,203

24 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
South Africa (continued)
Raubex Group	3,175,000	$7,571,924

Total (Cost $31,933,873)		32,045,840

South Korea – 1.5%
MegaStudy	65,000	8,748,959

Total (Cost $10,008,885)		8,748,959

Sweden – 1.0%
†Autoliv	75,000	5,883,750

Total (Cost $5,465,476)		5,883,750

Switzerland – 2.9%
Burckhardt Compression Holding	29,000	8,849,222
Partners Group Holding	35,000	6,194,581
Sika	1,000	2,409,496

Total (Cost $15,524,659)		17,453,299

Turkey – 0.9%
Mardin Cimento Sanayii	1,325,000	5,698,096

Total (Cost $6,391,478)		5,698,096

United Arab Emirates – 1.7%
Lamprell	1,664,106	10,080,470

Total (Cost $6,814,570)		10,080,470

United Kingdom – 6.1%
Ashmore Group	2,050,000	13,102,448
Ensco ADR	102,500	5,463,250
Jupiter Fund Management	3,429,043	13,912,771
†Spirax-Sarco Engineering	130,000	4,175,159

Total (Cost $35,018,792)		36,653,628

United States – 14.6%
Allied Nevada Gold [1]	435,000	15,385,950
Analog Devices	177,000	6,927,780
Helmerich & Payne	130,000	8,595,600
Jacobs Engineering Group [1]	100,000	4,325,000
Lam Research [1]	175,000	7,749,000
Lincoln Electric Holdings	40,000	1,434,000
Nu Skin Enterprises Cl. A	293,000	11,002,150
Teradyne [1]	1,065,000	15,762,000
Varian Semiconductor Equipment Associates [1]	50,000	3,072,000
†Veeco Instruments [1]	120,000	5,809,200
Western Digital [1]	200,000	7,276,000

Total (Cost $83,754,287)		87,338,680

VALUE
TOTAL COMMON STOCKS
(Cost $547,634,199)	$571,449,800

REPURCHASE AGREEMENT – 4.1%
Fixed Income Clearing Corp., 0.01% dated 6/30/11, due 7/1/11, maturity value $24,505,007 (collateralized by obligations of various U.S. Government Agencies, 0.32% due 11/30/11, valued at $25,120,000) (Cost $24,505,000)	24,505,000

TOTAL INVESTMENTS – 99.5%
(Cost $572,139,199)	595,954,800

CASH AND OTHER ASSETS LESS LIABILITIES – 0.5%	2,709,001

NET ASSETS – 100.0%	$598,663,801

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 25

Schedules of Investments

Royce International Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 96.0%

Australia – 2.9%
Aquarius Platinum	37,000	$188,856
Centamin Egypt [1]	65,000	130,748
IOOF Holdings	10,000	71,090
Medusa Mining	35,000	248,435

Total (Cost $549,148)		639,129

Austria – 3.1%
Mayr-Melnhof Karton	2,500	294,970
Semperit AG Holding	7,500	374,100

Total (Cost $576,138)		669,070

Belgium – 2.3%
EVS Broadcast Equipment	3,500	236,923
GIMV	2,000	127,358
Sipef	1,325	134,023

Total (Cost $369,423)		498,304

Brazil – 1.9%
Duratex	12,500	105,805
†Eternit	12,000	74,200
Grendene	20,000	115,336
†Tegma Gestao Logistica	7,500	121,344

Total (Cost $356,245)		416,685

Canada – 6.6%
Celestica [1]	7,000	61,320
Ensign Energy Services	4,000	79,299
Gildan Activewear	2,500	87,925
Gluskin Sheff + Associates	5,000	97,465
Ivanhoe Mines [1]	2,900	73,370
Major Drilling Group International	9,000	117,113
Pan American Silver	6,500	200,785
Pason Systems	3,500	52,766
Ritchie Bros. Auctioneers	3,500	96,215
Seabridge Gold [1]	4,000	112,840
ShawCor Cl. A	2,300	70,637
Sprott	22,000	168,573
Trican Well Service	9,000	211,457

Total (Cost $1,040,685)		1,429,765

Cayman Islands – 0.3%
Greenlight Capital Re Cl. A [1]	2,500	65,725

Total (Cost $32,727)		65,725

China – 2.7%
Chemspec International ADR [1]	9,000	64,800
China Forestry Holdings [1,2]	201,000	38,099
†China Minzhong Food [1]	50,000	61,300
†Daphne International Holdings	125,000	111,648
E-House China Holdings ADR	20,000	196,200
	SHARES	VALUE
China (continued)
Pacific Textiles Holdings	160,000	$106,901

Total (Cost $662,522)		578,948

Denmark – 0.8%
H Lundbeck	2,500	65,805
SimCorp	600	118,365

Total (Cost $133,063)		184,170

Egypt – 2.1%
†Citadel Capital [1]	175,000	165,689
Egyptian Financial Group-Hermes
Holding [1]	50,000	168,353
Lecico Egypt	50,000	127,141

Total (Cost $491,887)		461,183

Finland – 1.1%
Marimekko	4,000	75,405
Vaisala Cl. A	5,000	161,974

Total (Cost $213,398)		237,379

France – 10.1%
†Altamir Amboise [1]	12,500	141,749
Audika	5,000	139,190
Beneteau	4,000	86,142
bioMerieux	1,500	174,153
Boiron	5,000	223,472
Ipsen	4,200	148,981
Manutan International	2,000	154,312
Meetic [1]	10,000	216,970
Paris Orleans et Cie	5,000	141,461
Parrot [1]	4,000	162,137
Piscines Desjoyaux	6,000	63,515
Societe BIC	700	67,649
Societe Internationale de Plantations d’Heveas	1,000	130,804
Vetoquinol	5,000	217,455
Virbac	750	128,175

Total (Cost $1,843,288)		2,196,165

Germany – 8.0%
Aixtron	5,000	170,644
Carl Zeiss Meditec	11,500	256,150
Fuchs Petrolub	3,000	155,565
KWS Saat	600	136,163
†Nemetschek	1,400	66,794
Pfeiffer Vacuum Technology	2,700	338,557
†Puma AG Rudolf Dassler Sport	415	131,278
SMA Solar Technology	2,500	278,552
STRATEC Biomedical Systems	2,000	88,862
Takkt	7,500	121,258

Total (Cost $1,403,795)		1,743,823

26 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Greece – 1.1%
Hellenic Exchanges	20,000	$142,662
†JUMBO	12,000	90,596

Total (Cost $246,420)		233,258

Hong Kong – 6.3%
Asia Satellite Telecommunications Holdings	20,500	47,438
Asian Citrus Holdings	140,000	127,906
†Bosideng International Holdings	130,000	40,539
†Esprit Holdings	30,000	93,452
†Kingboard Chemical Holdings	10,000	46,620
Luk Fook Holdings (International)	20,000	97,114
Midland Holdings	201,000	117,742
Minth Group	28,000	45,438
†New World Department Store China	100,000	78,982
Pico Far East Holdings	350,000	72,436
Stella International Holdings	15,000	38,042
†Texwinca Holdings	60,000	71,372
Value Partners Group	328,000	281,912
†VTech Holdings	6,000	71,607
†Xtep International Holdings	200,000	137,273

Total (Cost $1,239,613)		1,367,873

India – 1.9%
Graphite India	50,000	101,208
Maharashtra Seamless	27,500	231,730
Unichem Laboratories	22,000	73,742

Total (Cost $442,023)		406,680

Italy – 1.4%
†Geox	12,500	74,905
Recordati	20,000	219,994

Total (Cost $217,694)		294,899

Japan – 11.9%
Benesse Holdings	4,800	206,569
†BML	4,000	101,508
†C. Uyemura & Co.	3,500	157,133
EPS	75	176,585
FamilyMart	7,500	275,684
†Hisamitsu Pharmaceutical	2,800	119,383
Hogy Medical	2,300	103,884
ITO EN	2,700	47,887
Moshi Moshi Hotline	13,000	211,037
Nomura Research Institute	10,000	218,878
Santen Pharmaceutical	7,500	304,879
Shimano	3,350	184,208
TOTO	10,000	77,762
†USS	4,500	349,063
Wacom	37	43,169

Total (Cost $2,477,178)		2,577,629

	SHARES	VALUE
Jersey – 0.2%
Randgold Resources ADR	600	$50,430

Total (Cost $26,176)		50,430

Luxembourg – 0.2%
Reinet Investments [1]	2,300	41,713

Total (Cost $33,411)		41,713

Malaysia – 0.5%
†Padini Holdings	300,000	105,267

Total (Cost $114,827)		105,267

Mexico – 1.6%
Fresnillo	4,000	90,158
Grupo Herdez	65,000	139,732
Industrias Bachoco ADR	5,000	120,500

Total (Cost $209,691)		350,390

Netherlands – 0.5%
Hunter Douglas	2,000	97,915

Total (Cost $82,673)		97,915

Norway – 1.0%
TGS-NOPEC Geophysical	8,000	224,368

Total (Cost $99,889)		224,368

Peru – 1.0%
Hochschild Mining	30,000	221,577

Total (Cost $185,380)		221,577

Poland – 0.3%
†NG2	3,200	66,996

Total (Cost $66,467)		66,996

Singapore – 0.5%
ARA Asset Management	79,900	98,981

Total (Cost $50,891)		98,981

South Africa – 6.1%
Adcock Ingram Holdings	27,500	241,625
Advtech	140,000	116,716
Bell Equipment [1]	50,000	105,030
Discovery Holdings	25,000	142,634
Lewis Group	20,000	250,318
Northam Platinum	32,500	204,539
Raubex Group	80,000	190,789
Reunert Limited	7,000	63,303

Total (Cost $1,202,106)		1,314,954

South Korea – 4.1%
Binggrae	2,500	144,660
Green Cross	1,200	181,409
GS Home Shopping	1,000	127,999

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 27

Schedules of Investments

Royce International Smaller-Companies Fund (continued)

	SHARES	VALUE
South Korea (continued)
MegaStudy	1,420	$191,131
Sung Kwang Bend	3,600	74,342
Woongjin Coway	5,000	178,340

Total (Cost $751,981)		897,881

Spain – 0.9%
Almirall	17,500	188,073

Total (Cost $164,884)		188,073

Sweden – 0.4%
Lundin Petroleum [1]	7,000	95,182

Total (Cost $53,595)		95,182

Switzerland – 3.8%
Bank Sarasin & Co. Cl. B	2,500	99,004
Banque Privee Edmond de Rothschild	3	84,746
Burckhardt Compression Holding	700	213,602
Lindt & Spruengli	3	109,304
Partners Group Holding	1,000	176,988
Sika	40	96,380
Vontobel Holding	1,200	40,665

Total (Cost $608,487)		820,689

Taiwan – 0.7%
Chroma Ate	20,600	65,631
St. Shine Optical	5,000	75,998

Total (Cost $57,240)		141,629

Thailand – 0.3%
Thai Beverage	263,000	58,942

Total (Cost $49,541)		58,942

Turkey – 1.4%
Ford Otomotiv Sanayi	10,000	85,999
Mardin Cimento Sanayii	35,000	150,516
Vestel Beyaz Esya Sanayi	39,500	66,950

Total (Cost $358,089)		303,465

United Arab Emirates – 2.1%
Abu Dhabi National Hotels [2]	130,000	88,837
Lamprell	45,500	275,620
SHUAA Capital [1]	346,700	89,760

Total (Cost $334,868)		454,217

United Kingdom – 5.5%
Ashmore Group	50,000	319,572
De La Rue	8,000	98,154
Hikma Pharmaceuticals	4,000	48,792
JKX Oil & Gas	17,500	74,395
Jupiter Fund Management	60,000	243,440
†Keller Group	10,000	74,881
Rotork	3,000	81,183
	SHARES	VALUE
United Kingdom (continued)
Severfield-Rowen	35,000	$122,041
Spirax-Sarco Engineering	4,000	128,466

Total (Cost $1,016,279)		1,190,924

United States – 0.4%
WaterFurnace Renewable Energy	4,000	92,073

Total (Cost $92,352)		92,073

TOTAL COMMON STOCKS
(Cost $17,854,074)		20,816,351

REPURCHASE AGREEMENT – 3.9%
Fixed Income Clearing Corp., 0.01% dated 6/30/11, due 7/1/11, maturity value $832,000 (collateralized by obligations of various U.S. Government Agencies, 5.375% due 8/19/11,valued at $854,831) (Cost $832,000)		832,000

TOTAL INVESTMENTS – 99.9%
(Cost $18,686,074)		21,648,351

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		28,281

NET ASSETS – 100.0%		$21,676,632

28 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

Royce Global Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 91.7%

Australia – 2.4%
†Cochlear	300	$23,157
†Industrea	13,000	18,835
†IOOF Holdings	1,700	12,085
†Medusa Mining	6,500	46,138
†Platinum Asset Management	3,000	13,262
†Sims Metal Management ADR	2,000	37,980

Total (Cost $160,095)		151,457

Austria – 2.3%
†Mayr-Melnhof Karton	600	70,793
†Semperit AG Holding	1,500	74,820

Total (Cost $153,438)		145,613

Belgium – 1.4%
†EVS Broadcast Equipment	700	47,385
†Sipef	450	45,517

Total (Cost $88,470)		92,902

Brazil – 1.3%
†Eternit	3,000	18,550
†Grendene	5,300	30,564
†Tegma Gestao Logistica	2,000	32,358

Total (Cost $85,838)		81,472

Canada – 4.0%
†AGF Management Cl. B	800	15,520
†Canadian Energy Services & Technology	400	12,961
†E-L Financial	40	18,249
†Major Drilling Group International	1,200	15,615
†Pan American Silver	1,450	44,791
†Pason Systems	1,000	15,076
†Ritchie Bros. Auctioneers	2,400	65,976
†ShawCor Cl. A	450	13,820
†Sprott	3,500	26,818
†Trican Well Service	1,200	28,194

Total (Cost $273,465)		257,020

China – 2.7%
†Daphne International Holdings	55,000	49,125
†E-House China Holdings ADR	5,500	53,955
†Li Ning	30,000	51,930
†Pacific Textiles Holdings	30,000	20,044

Total (Cost $180,869)		175,054

Denmark – 0.9%
†H Lundbeck	700	18,425
†SimCorp	200	39,455

Total (Cost $47,907)		57,880

Egypt – 1.5%
†Egyptian Financial Group-Hermes Holding [1]	17,500	58,924
	SHARES	VALUE
Egypt (continued)
†Lecico Egypt	15,000	$38,142

Total (Cost $100,358)		97,066

Finland – 2.1%
†CapMan Cl. B	10,000	19,566
†Marimekko	1,500	28,277
†Nokian Renkaat	350	17,544
†Ponsse	2,000	28,859
†Vaisala Cl. A	1,200	38,874

Total (Cost $138,933)		133,120

France – 5.5%
†Alten	700	27,851
†Audika	1,000	27,838
†bioMerieux	200	23,221
†Ipsen	700	24,830
†LaCie	7,000	30,432
†Manutan International	400	30,862
†Meetic [1]	1,700	36,885
†Paris Orleans et Cie	500	14,146
†Piscines Desjoyaux	2,200	23,289
†Societe BIC	270	26,093
†Societe Internationale de Plantations d’Heveas	250	32,701
†Vetoquinol	1,200	52,189

Total (Cost $347,019)		350,337

Germany – 7.1%
†Aixtron ADR	300	10,236
†AS Creation Tapeten	700	29,736
†Carl Zeiss Meditec	2,000	44,548
†Fielmann	150	16,685
†Fuchs Petrolub	1,500	77,782
†KWS Saat	75	17,021
†Nemetschek	1,100	52,481
†Pfeiffer Vacuum Technology	600	75,235
†Puma AG Rudolf Dassler Sport	145	45,868
†Rational	75	19,766
†STRATEC Biomedical Systems	500	22,215
†Takkt	2,500	40,420

Total (Cost $430,959)		451,993

Greece – 0.3%
†JUMBO	2,500	18,874

Total (Cost $18,622)		18,874

Hong Kong – 7.4%
†Arts Optical International Holdings	30,000	12,722
†Asian Citrus Holdings	30,000	27,408
†ASM Pacific Technology	1,200	16,590
†Kingboard Chemical Holdings	6,200	28,904
†Lung Kee (Bermuda) Holdings	50,000	32,046
†Midland Holdings	75,000	43,934
†New World Department Store China	19,500	15,402
†Pico Far East Holdings	100,000	20,696
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 29

Schedules of Investments

Royce Global Dividend Value Fund (continued)

	SHARES	VALUE
Hong Kong (continued)
†Stella International Holdings	14,000	$35,505
†Tao Heung Holdings	60,000	21,987
†Texwinca Holdings	40,000	47,582
†Value Partners Group	86,000	73,916
†VTech Holdings	1,100	13,128
†Win Hanverky Holdings	276,000	37,210
†Xtep International Holdings	71,000	48,732

Total (Cost $481,680)		475,762

Indonesia – 1.0%
†Mayora Indah	20,000	30,347
†Selamat Sempurna	250,000	34,984

Total (Cost $60,724)		65,331

Israel – 0.8%
†Fundtech	2,500	49,900

Total (Cost $48,722)		49,900

Italy – 2.3%
†DiaSorin	925	44,402
†Landi Renzo	9,000	28,043
†Recordati	3,500	38,499
†Sabaf	1,200	34,508

Total (Cost $149,651)		145,452

Japan – 9.1%
†Benesse Holdings	1,500	64,553
†BML	700	17,764
†EPS	25	58,861
†FamilyMart	2,000	73,516
†Hisamitsu Pharmaceutical	600	25,582
†Moshi Moshi Hotline	3,500	56,818
†Nihon Kohden	1,200	29,737
†Nomura Research Institute	2,200	48,153
†Osaka Securities Exchange	3	13,413
†Santen Pharmaceutical	1,800	73,171
†Shimano	800	43,990
†TOTO	2,000	15,552
†USS	800	62,056

Total (Cost $560,581)		583,166

Jersey – 1.0%
†Randgold Resources ADR	800	67,240

Total (Cost $61,335)		67,240

Lebanon – 0.2%
†BLOM Bank GDR	1,600	13,600

Total (Cost $16,017)		13,600

Malaysia – 1.4%
†CB Industrial Product Holding	20,000	26,501
†Faber Group	25,000	17,292
†Padini Holdings	100,000	35,089
	SHARES	VALUE
Malaysia (continued)
†Zhulian Corporation	23,500	$13,463

Total (Cost $98,745)		92,345

Mexico – 0.7%
†Grupo Herdez	10,600	22,787
†Industrias Bachoco ADR	800	19,280

Total (Cost $43,153)		42,067

Netherlands – 0.3%
†Hunter Douglas	400	19,583

Total (Cost $20,430)		19,583

Norway – 1.2%
†Ekornes	2,000	45,227
†TGS-NOPEC Geophysical	1,050	29,449

Total (Cost $78,752)		74,676

Peru – 0.7%
†Hochschild Mining	6,500	48,008

Total (Cost $61,988)		48,008

Singapore – 1.8%
†Armstrong Industrial	90,000	25,406
†Broadway Industrial Group	90,000	30,409
†SATS	6,600	13,973
†Singapore Exchange	2,900	17,803
†Super Group	25,000	29,151

Total (Cost $126,045)		116,742

South Africa – 4.0%
†Adcock Ingram Holdings	6,000	52,718
†Advtech	40,000	33,347
†Discovery Holdings	5,000	28,527
†Lewis Group	4,000	50,064
†Northam Platinum	7,000	44,055
†Raubex Group	20,000	47,697

Total (Cost $263,015)		256,408

South Korea – 4.3%
†Binggrae	700	40,505
†Bukwang Pharmaceutical	3,000	33,278
†Daewoong Pharmaceutical	1,000	35,954
†Green Cross	200	30,235
†MegaStudy	500	67,300
†Sung Kwang Bend	1,500	30,976
†Woongjin Coway	1,000	35,668

Total (Cost $275,155)		273,916

Spain – 0.3%
†Bolsas y Mercados Espanoles	600	17,849

Total (Cost $17,729)		17,849

30 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Switzerland – 3.1%
†Bank Sarasin & Co. Cl. B	375	$14,850
†Burckhardt Compression Holding	200	61,029
†Coltene Holding	600	33,029
†Inficon Holding	120	25,065
†Sika	7	16,866
†Straumann Holding	150	36,204
†Vontobel Holding	350	11,861

Total (Cost $207,049)		198,904

Taiwan – 0.4%
†Chroma Ate	4,000	12,744
†Hotung Investment Holdings	90,000	10,625

Total (Cost $25,011)		23,369

Thailand – 0.7%
†Big C Supercenter	4,500	13,409
†Hana Microelectronics	18,000	13,674
†Thai Beverage	80,000	17,929

Total (Cost $45,732)		45,012

Turkey – 0.5%
†Mardin Cimento Sanayii	7,500	32,253

Total (Cost $38,091)		32,253

United Arab Emirates – 0.5%
†Lamprell	5,200	31,499

Total (Cost $25,442)		31,499

United Kingdom – 7.1%
†Ashmore Group	15,000	95,871
†Close Brothers Group	1,200	14,869
†De La Rue	1,200	14,723
†Diploma	4,100	24,691
†Domino Printing Sciences	1,500	16,419
†Ensco ADR	1,200	63,960
†JKX Oil & Gas	6,000	25,507
†Jupiter Fund Management	15,000	60,860
†Rathbone Brothers	700	12,707
†Severfield-Rowen	7,000	24,408
†Spirax-Sarco Engineering	1,500	48,175
†Willis Group Holdings	1,300	53,443

Total (Cost $459,642)		455,633

United States – 11.4%
†Apollo Global Management Cl. A	2,800	48,160
†Brady Corporation Cl. A	1,900	60,914
†Brink’s Company (The)	1,300	38,779
†Donaldson Company	1,100	66,748
†Expeditors International of Washington	1,200	61,428
†Greif Cl. A	900	58,527
†Harman International Industries	1,400	63,798
†International Flavors & Fragrances	930	59,743
†Invesco	2,400	56,160
	SHARES	VALUE
United States (continued)
†KBR	1,800	$67,842
†Landauer	600	36,954
†ManpowerGroup	915	49,090
†Towers Watson & Company Cl. A	260	17,085
†Valmont Industries	200	19,278
†WaterFurnace Renewable Energy	1,000	23,018

Total (Cost $705,632)		727,524

TOTAL COMMON STOCKS
(Cost $5,896,294)		5,869,027

REPURCHASE AGREEMENT – 7.3%
Fixed Income Clearing Corp., 0.01% dated 6/30/11, due 7/1/11, maturity value $466,000 (collateralized by obligations of various U.S. Government Agencies, 0.45% due 7/1/11, valued at $481,200) (Cost $466,000)		466,000

TOTAL INVESTMENTS – 99.0%
(Cost $6,362,294)		6,335,027

CASH AND OTHER ASSETS LESS LIABILITIES – 1.0%		64,069

NET ASSETS – 100.0%		$6,399,096

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 31

Schedules of Investments

Royce International Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 89.3%

Australia – 3.2%
†Catalpa Resources [1]	40,000	$58,349
†Imdex	21,100	48,709
†Industrea	8,232	11,927
†Kingsrose Mining [1]	15,000	21,487
†TFS Corporation	65,000	61,754

Total (Cost $204,448)		202,226

Austria – 0.5%
†C.A.T. oil	3,000	29,591

Total (Cost $28,496)		29,591

Bermuda – 0.9%
†Northern Offshore	30,000	56,442

Total (Cost $62,148)		56,442

Brazil – 0.4%
†Tarpon Investimentos	2,200	26,558

Total (Cost $24,700)		26,558

Canada – 3.7%
†Canadian Energy Services & Technology	300	9,721
†CE Franklin [1]	1,800	17,298
†Indigo Books & Music	2,500	33,179
†Le Chateau Cl. A	7,500	66,100
†Richmont Mines [1]	4,000	28,440
†Spanish Mountain Gold [1]	50,000	31,106
†Sprott Resource [1]	2,500	11,898
†Total Energy Services	1,500	22,334
†Wildcat Silver [1]	8,000	13,525

Total (Cost $232,756)		233,601

Cayman Islands – 0.5%
†Endeavour Mining [1]	12,000	28,742

Total (Cost $31,893)		28,742

China – 3.2%
†BCD Semiconductor Manufacturing ADR [1]	8,500	58,905
†Jinpan International	4,000	44,720
†QX Paper [2]	41,000	5,427
†Syswin ADR [1]	12,000	35,520
†3SBio ADR [1]	1,100	19,173
†Yucheng Technologies [1]	10,000	32,700

Total (Cost $242,935)		196,445

Denmark – 0.9%
†Bang & Olufsen Cl. B [1]	4,500	58,741

Total (Cost $55,550)		58,741

Egypt – 2.1%
†Cairo Poultry	12,000	27,765
†Citadel Capital [1]	40,000	37,872
	SHARES	VALUE
Egypt (continued)
†Lecico Egypt	25,000	$63,570

Total (Cost $126,061)		129,207

Finland – 2.6%
†CapMan Cl. B	25,000	48,917
†Marimekko	3,000	56,554
†Ponsse	2,600	37,517
†Vaisala Cl. A	500	16,197

Total (Cost $166,945)		159,185

France – 7.9%
†Altamir Amboise [1]	3,500	39,690
†Audika	1,500	41,757
†Exel Industries	550	33,292
†LaCie	15,000	65,211
†Manutan International	200	15,431
†Meetic [1]	3,000	65,091
†Neurones	5,000	62,360
†Parrot [1]	1,500	60,801
†Piscines Desjoyaux	5,150	54,517
†Vetoquinol	1,240	53,929

Total (Cost $472,322)		492,079

Germany – 4.2%
†AS Creation Tapeten	1,270	53,949
†Deutsche Beteiligungs	1,400	39,485
†Koenig & Bauer	1,800	40,601
†Nemetschek	1,100	52,481
†STRATEC Biomedical Systems	500	22,216
†technotrans [1]	6,000	54,811

Total (Cost $260,952)		263,543

Greece – 1.2%
†Hellenic Exchanges	10,500	74,897

Total (Cost $75,330)		74,897

Hong Kong – 13.0%
†Arts Optical International Holdings	100,000	42,407
†Chen Hsong Holdings	120,000	61,650
†China Ting Group Holdings	551,000	63,152
†Dickson Concepts (International)	85,000	66,536
†EcoGreen Fine Chemicals Group	200,000	63,359
†Goldlion Holdings	160,000	65,592
†Lung Kee (Bermuda) Holdings	70,000	44,865
†Midland Holdings	150,000	87,867
†Oriental Watch Holdings	90,000	73,217
†Pico Far East Holdings	360,000	74,506
†TAK Sing Alliance Holdings	500,000	54,747
†Tao Heung Holdings	110,000	40,309
†Win Hanverky Holdings	550,000	74,150

Total (Cost $821,501)		812,357

Indonesia – 1.5%
†Clipan Finance Indonesia	500,000	39,696

32 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Indonesia (continued)
†Selamat Sempurna	400,000	$55,974

Total (Cost $91,949)		95,670

Isle of Man – 1.0%
†Geodrill [1]	25,000	60,397

Total (Cost $74,684)		60,397

Italy – 5.5%
†Biesse [1]	6,000	48,274
†Landi Renzo	18,300	57,022
†Nice	19,500	84,860
†Piquadro	12,000	46,059
†Reply	2,500	72,038
†Sabaf	1,200	34,508

Total (Cost $355,121)		342,761

Japan – 4.2%
†C. Uyemura & Co.	1,700	76,322
†EPS	45	105,951
†Miraial	4,000	82,751

Total (Cost $269,559)		265,024

Malaysia – 4.8%
†CB Industrial Product Holding	55,000	72,878
†Faber Group	60,000	41,501
†JobStreet Corporation	49,000	47,548
†Kossan Rubber Industries	50,000	51,712
†Padini Holdings	200,000	70,178
†Zhulian Corporation	25,000	14,322

Total (Cost $309,938)		298,139

Poland – 0.9%
†Elektrobudowa	1,000	58,991

Total (Cost $55,572)		58,991

Singapore – 4.1%
†Armstrong Industrial	250,500	70,712
†Broadway Industrial Group	180,600	61,021
†CSE Global	60,000	61,618
†Hersing Corporation	300,000	59,841

Total (Cost $262,997)		253,192

South Africa – 4.7%
†Advtech	90,000	75,032
†Bell Equipment [1]	17,200	36,130
†Merafe Resources	325,000	55,811
†Net 1 UEPS Technologies [1]	5,000	43,400
†Raubex Group	35,000	83,470

Total (Cost $303,062)		293,843

South Korea – 3.8%
†Binggrae	250	14,466
†Bukwang Pharmaceutical	7,000	77,649
	SHARES	VALUE
South Korea (continued)
†Daewoong Pharmaceutical	2,800	$100,673
†Sung Kwang Bend	2,000	41,301

Total (Cost $227,945)		234,089

Spain – 1.0%
†Clinica Baviera	2,800	32,119
†Laboratorios Farmaceuticos Rovi	3,500	27,814

Total (Cost $57,231)		59,933

Sweden – 1.6%
†BioGaia Cl. B	1,000	24,348
†Bjorn Borg	9,600	78,128

Total (Cost $98,006)		102,476

Switzerland – 3.7%
†Calida Holding	2,300	79,323
†Coltene Holding	900	49,543
†Inficon Holding	200	41,775
†Newave Energy Holding	1,000	60,575

Total (Cost $229,894)		231,216

Taiwan – 0.8%
†Himax Technologies ADR	22,500	49,500

Total (Cost $54,031)		49,500

Turkey – 1.5%
†Mardin Cimento Sanayii	16,500	70,958
†Vestel Beyaz Esya Sanayi	15,000	25,424

Total (Cost $103,090)		96,382

United Arab Emirates – 0.3%
†SHUAA Capital [1]	75,000	19,417

Total (Cost $22,370)		19,417

United Kingdom – 4.4%
†Begbies Traynor	50,000	34,714
†Diploma	2,500	15,055
†Latchways	1,600	33,383
†Mears Group	11,500	51,888
†Promethean World	50,000	46,974
†Severfield-Rowen	20,000	69,737
†Ted Baker	2,000	25,579

Total (Cost $288,380)		277,330

United States – 1.2%
†Century Casinos [1]	12,000	33,360
†WaterFurnace Renewable Energy	1,700	39,131

Total (Cost $76,194)		72,491

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 33

Schedules of Investments

Royce International Micro-Cap Fund (continued)
Royce International Premier Fund
VALUE
TOTAL COMMON STOCKS
(Cost $5,686,060)	$5,574,465

REPURCHASE AGREEMENT – 9.6%
Fixed Income Clearing Corp., 0.01% dated 6/30/11, due 7/1/11, maturity value $599,000 (collateralized by obligations of various U.S. Government Agencies, 0.32% due 11/30/11, valued at $615,000) (Cost $599,000)	599,000

TOTAL INVESTMENTS – 98.9%
(Cost $6,285,060)	6,173,465

CASH AND OTHER ASSETS LESS LIABILITIES – 1.1%	66,527

NET ASSETS – 100.0%	$6,239,992

	SHARES	VALUE
COMMON STOCKS – 90.6%

Australia – 3.1%
†Cochlear	450	$34,736
†Medusa Mining	10,500	74,530
†Sims Metal Management ADR	2,500	47,475

Total (Cost $163,893)		156,741

Austria – 5.2%
†Mayr-Melnhof Karton	1,100	129,787
†Semperit AG Holding	2,700	134,676

Total (Cost $275,036)		264,463

Belgium – 2.2%
†EVS Broadcast Equipment	600	40,615
†Sipef	700	70,805

Total (Cost $106,150)		111,420

Brazil – 2.6%
†Duratex	6,500	55,018
†Grendene	6,700	38,638
†Tegma Gestao Logistica	2,500	40,448

Total (Cost $135,505)		134,104

Canada – 2.6%
†Gluskin Sheff + Associates	900	17,544
†Pan American Silver	3,000	92,670
†TMX Group	500	22,707

Total (Cost $142,549)		132,921

China – 3.5%
†E-House China Holdings ADR	7,500	73,575
†Li Ning	45,000	77,894
†Pacific Textiles Holdings	45,000	30,066

Total (Cost $192,490)		181,535

Finland – 1.4%
†Nokian Renkaat	450	22,557
†Vaisala Cl. A	1,500	48,592

Total (Cost $63,752)		71,149

France – 5.5%
†Alten	700	27,850
†Beneteau	1,500	32,304
†bioMerieux	300	34,831
†Boiron	1,200	53,633
†Manutan International	400	30,862
†Vetoquinol	1,200	52,189
†Virbac	300	51,270

Total (Cost $268,078)		282,939

Germany – 12.9%
†Aixtron	1,500	51,193
†Carl Zeiss Meditec	4,500	100,232

34 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2011 (unaudited)

	SHARES	VALUE
Germany (continued)
†Fuchs Petrolub	1,800	$93,339
†Nemetschek	800	38,168
†Pfeiffer Vacuum Technology	900	112,852
†Puma AG Rudolf Dassler Sport	310	98,063
†Rational	100	26,355
†SMA Solar Technology	600	66,853
†Takkt	4,500	72,755

Total (Cost $630,679)		659,810

Hong Kong – 6.4%
†Asia Satellite Telecommunications Holdings	11,000	25,454
†ASM Pacific Technology	2,000	27,650
†Midland Holdings	70,000	41,005
†Stella International Holdings	9,000	22,825
†Value Partners Group	157,000	134,940
†VTech Holdings	1,700	20,289
†Xtep International Holdings	80,000	54,909

Total (Cost $324,655)		327,072

Indonesia – 0.5%
†Mayora Indah	15,300	23,215

Total (Cost $18,682)		23,215

Italy – 2.3%
†DiaSorin	900	43,202
†Recordati	4,500	49,499
†Tod’s	200	26,741

Total (Cost $107,995)		119,442

Japan – 10.6%
†EPS	35	82,406
†FamilyMart	3,000	110,274
†Moshi Moshi Hotline	4,000	64,935
†Santen Pharmaceutical	3,000	121,951
†Shimano	1,250	68,734
†USS	1,200	93,084

Total (Cost $523,657)		541,384

Jersey – 1.8%
†Randgold Resources ADR	1,100	92,455

Total (Cost $84,789)		92,455

Mexico – 0.8%
†Fresnillo	1,900	42,825

Total (Cost $44,185)		42,825

Norway – 1.3%
†Ekornes	3,000	67,841

Total (Cost $78,073)		67,841

	SHARES	VALUE
Peru – 1.6%
†Hochschild Mining	11,000	$81,245

Total (Cost $100,541)		81,245

Philippines – 0.6%
†GMA Holdings PDR	200,000	31,420

Total (Cost $31,718)		31,420

Singapore – 0.5%
†Super Group	20,000	23,321

Total (Cost $21,247)		23,321

South Africa – 5.3%
†Adcock Ingram Holdings	8,500	74,684
†Discovery Holdings	4,500	25,674
†Lewis Group	6,000	75,096
†Northam Platinum	8,000	50,348
†Raubex Group	20,000	47,697

Total (Cost $275,542)		273,499

South Korea – 4.5%
†Binggrae	600	34,719
†Green Cross	300	45,352
†MegaStudy	800	107,679
†Woongjin Coway	1,200	42,802

Total (Cost $229,054)		230,552

Switzerland – 8.5%
†Burckhardt Compression Holding	350	106,801
†Geberit	100	23,694
†LEM Holding	31	21,370
†Partners Group Holding	570	100,883
†Sika	9	21,686
†Sonova Holding	800	74,884
†Straumann Holding	350	84,476

Total (Cost $437,226)		433,794

Thailand – 0.4%
†Big C Supercenter	7,100	21,156

Total (Cost $19,007)		21,156

United Kingdom – 6.5%
†Ashmore Group	14,000	89,480
†Jupiter Fund Management	27,500	111,577
†Rotork	1,600	43,298
†Spirax-Sarco Engineering	2,000	64,233
†Victrex	900	21,667

Total (Cost $327,000)		330,255

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 35

Schedules of Investments	June 30, 2011 (unaudited)

Royce International Premier Fund (continued)

VALUE
TOTAL COMMON STOCKS
(Cost $4,601,503)	$4,634,558

REPURCHASE AGREEMENT – 7.5%
Fixed Income Clearing Corp., 0.01% dated 6/30/11, due 7/1/11, maturity value $380,000 (collateralized by obligations of various U.S. Government Agencies, 0.45% due 7/1/11, valued at $390,975) (Cost $380,000)	380,000

TOTAL INVESTMENTS – 98.1%
(Cost $4,981,503)	5,014,558

CASH AND OTHER ASSETS LESS LIABILITIES – 1.9%	99,433

NET ASSETS – 100.0%	$5,113,991

†	New additions in 2011.
[1]	Non-income producing.
[2]
Securities for which market quotations are not readily available represent 0.6%, 0.1%, 0.6% and 0.1% of net assets for Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund and Royce International Micro-Cap Fund, respectively. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2011, market value.

36 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	June 30, 2011 (unaudited)

	Royce	Royce	Royce
	European Smaller-	Global	International Smaller-
	Companies Fund	Value Fund	Companies Fund
ASSETS:
Investments at value	$23,311,102	$571,449,800	$20,816,351
Repurchase agreements (at cost and value)	1,168,000	24,505,000	832,000
Cash and foreign currency	14,373	968,188	10,558
Receivable for capital shares sold	381,850	8,108,229	89,968
Receivable for dividends and interest	45,390	359,141	19,638
Prepaid expenses and other assets	29	91	45

Total Assets	24,920,744	605,390,449	21,768,560

LIABILITIES:
Payable for investments purchased	–	4,528,735	18,021
Payable for capital shares redeemed	22,857	1,410,001	37,794
Payable for investment advisory fees	17,525	599,988	14,234
Accrued expenses	18,733	187,924	21,879

Total Liabilities	59,115	6,726,648	91,928

Net Assets	$24,861,629	$598,663,801	$21,676,632

ANALYSIS OF NET ASSETS:
Paid-in capital	$23,712,139	$577,151,612	$17,051,089
Undistributed net investment income (loss)	179,187	1,964,265	120,701
Accumulated net realized gain (loss) on investments and foreign currency	(2,259,650)	(4,217,477)	1,541,940
Net unrealized appreciation (depreciation) on investments and foreign currency	3,229,953	23,765,401	2,962,902

Net Assets	$24,861,629	$598,663,801	$21,676,632

Investment Class		$363,827,439
Service Class	$24,861,629	222,856,091	$21,676,632
Consultant Class		11,980,271

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		24,050,812
Service Class	2,175,352	14,741,903	1,630,289
Consultant Class		793,200

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]		$15.13
Service Class [1]	$11.43	15.12	$13.30
Consultant Class [2]		15.10

Investments at identified cost	$20,083,416	$547,634,199	$17,854,074

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 37

Statements of Assets and Liabilities	June 30, 2011 (unaudited)

	Royce	Royce	Royce
	Global Dividend	International	International
	Value Fund	Micro-Cap Fund	Premier Fund
ASSETS:
Investments at value	$5,869,027	$5,574,465	$4,634,558
Repurchase agreements (at cost and value)	466,000	599,000	380,000
Cash and foreign currency	14,334	1,306	98,858
Receivable for investments sold	14,352	–	–
Receivable for capital shares sold	42,000	82,550	75,203
Receivable for dividends and interest	5,881	5,249	4,250

Total Assets	6,411,594	6,262,570	5,192,869

LIABILITIES:
Payable for investments purchased	4,701	15,782	74,958
Payable for capital shares redeemed	2,034	4,932	2,092
Accrued expenses	5,763	1,864	1,828

Total Liabilities	12,498	22,578	78,878

Net Assets	$6,399,096	$6,239,992	$5,113,991

ANALYSIS OF NET ASSETS:
Paid-in capital	$6,393,691	$6,320,492	$5,028,497
Undistributed net investment income (loss)	29,614	25,129	21,311
Accumulated net realized gain (loss) on investments and foreign currency	3,132	5,963	31,701
Net unrealized appreciation (depreciation) on investments and foreign currency	(27,341)	(111,592)	32,482

Net Assets	$6,399,096	$6,239,992	$5,113,991

Service Class	$6,399,096	$6,239,992	$5,113,991

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	625,964	613,450	491,415

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class [1]	$10.22	$10.17	$10.41

Investments at identified cost	$5,896,294	$5,686,060	$4,601,503

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, payable to the Fund.

38 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce European Smaller- Companies Fund		Royce Global Value Fund		Royce International Smaller-Companies Fund

	Six months ended 6/30/11 (unaudited)	Year ended 12/31/10	Six months ended 6/30/11 (unaudited)	Year ended 12/31/10	Six months ended 6/30/11 (unaudited)	Year ended 12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$217,449	$63,486	$2,202,690	$86	$157,417	$59,044
Net realized gain (loss) on investments and foreign currency	439,780	239,934	6,518,742	2,090,551	920,428	1,076,115
Net change in unrealized appreciation (depreciation) on investments and foreign currency	321,316	2,754,746	(2,063,260)	22,542,657	(466,922)	2,301,912

Net increase (decrease) in net assets from investment operations	978,545	3,058,166	6,658,172	24,633,294	610,923	3,437,071

DISTRIBUTIONS:
Net investment income
Investment Class			–	(24,828)
Service Class	–	(137,685)	–	(651,421)	–	(142,278)
Consultant Class			–
Net realized gain on investments and foreign currency
Investment Class			–	–
Service Class	–	–	–	–	–	(434,104)
Consultant Class			–

Total distributions	–	(137,685)	–	(676,249)	–	(576,382)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			355,999,382	6,094,259
Service Class	8,498,480	5,551,851	75,354,858	67,568,185	2,766,364	7,559,241
Consultant Class			11,961,134
Shareholder redemption fees
Investment Class			7,031	–
Service Class	16,053	9,664	65,526	52,226	1,852	6,355

Net increase (decrease) in net assets from capital share transactions	8,514,533	5,561,515	443,387,931	73,714,670	2,768,216	7,565,596

NET INCREASE (DECREASE) IN NET ASSETS	9,493,078	8,481,996	450,046,103	97,671,715	3,379,139	10,426,285
NET ASSETS:
Beginning of period	15,368,551	6,886,555	148,617,698	50,945,983	18,297,493	7,871,208

End of period	$24,861,629	$15,368,551	$598,663,801	$148,617,698	$21,676,632	$18,297,493

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$179,187	$(38,263)	$1,964,265	$(238,425)	$120,701	$(36,715)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 39

Statements of Changes in Net Assets

	Royce Global	Royce International	Royce International
	Dividend Value Fund	Micro-Cap Fund	Premier Fund

	Period ended	Period ended	Period ended
	6/30/11 [1]	6/30/11 [1]	6/30/11 [1]
	(unaudited)	(unaudited)	(unaudited)
INVESTMENT OPERATIONS:
Net investment income (loss)	$35,549	$25,129	$21,311
Net realized gain (loss) on investments and foreign currency	3,132	5,963	31,700
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(27,340)	(111,592)	32,483

Net increase (decrease) in net assets from investment operations	11,341	(80,500)	85,494

DISTRIBUTIONS:
Net investment income
Service Class	(5,936)	–	–
Net realized gain on investments and foreign currency
Service Class	–	–	–

Total distributions	(5,936)	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	6,392,328	6,317,344	5,028,129
Shareholder redemption fees
Service Class	1,363	3,148	368

Net increase (decrease) in net assets from capital share transactions	6,393,691	6,320,492	5,028,497

NET INCREASE (DECREASE) IN NET ASSETS	6,399,096	6,239,992	5,113,991
NET ASSETS:
Beginning of period

End of period	$6,399,096	$6,239,992	$5,113,991

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$29,614	$25,129	$21,311

[1]	The Fund commenced operations on January 3, 2011.

40 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Period Ended June 30, 2011 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce
	European Smaller-	Global	International Smaller-	Global Dividend	International	International
	Companies Fund	Value Fund	Companies Fund	Value Fund	Micro-Cap Fund	Premier Fund
INVESTMENT INCOME:
Income:
Dividends	$385,715	$5,036,280	$327,174	$62,806	$53,994	$46,661
Interest	193	3,359	124	87	137	86

Total income	385,908	5,039,639	327,298	62,893	54,131	46,747

Expenses:
Investment advisory fees	124,599	2,247,263	125,652	20,191	22,273	18,762
Distribution fees	24,920	270,374	25,130	4,038	4,283	3,752
Custody	18,744	103,767	23,456	31,844	25,331	21,867
Shareholder servicing	16,488	144,169	16,269	4,858	5,066	4,112
Registration	13,353	68,830	10,173	13,489	13,816	13,399
Audit	7,000	13,425	12,538	7,937	7,938	7,938
Shareholder reports	3,049	30,396	2,649	191	342	136
Administrative and office facilities	752	8,789	866	54	63	65
Trustees’ fees	239	3,896	245	33	36	33
Legal	172	1,830	203	1,827	1,829	1,830
Other expenses	790	2,736	696	597	541	511

Total expenses	210,106	2,895,475	217,877	85,059	81,518	72,405
Compensating balance credits	(35)	(336)	(25)	(11)	(15)	(16)
Fees waived by investment adviser and distributor	(41,612)	(52,196)	(47,971)	(24,229)	(26,556)	(22,514)
Expenses reimbursed by investment adviser	–	(5,994)	–	(33,475)	(25,945)	(24,439)

Net expenses	168,459	2,836,949	169,881	27,344	29,002	25,436

Net investment income (loss)	217,449	2,202,690	157,417	35,549	25,129	21,311

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	446,237	6,614,921	921,336	8,940	9,323	28,435
Foreign currency transactions	(6,457)	(96,179)	(908)	(5,808)	(3,360)	3,265
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	318,516	(2,017,260)	(467,200)	(27,267)	(111,595)	33,055
Other assets and liabilities denominated in foreign currency	2,800	(46,000)	278	(73)	3	(572)

Net realized and unrealized gain (loss) on investments and foreign currency	761,096	4,455,482	453,506	(24,208)	(105,629)	64,183

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$978,545	$6,658,172	$610,923	$11,341	$(80,500)	$85,494

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Semiannual Report to Shareholders | 41

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce European Smaller-Companies Fund – Service Class[a]
†2011	$10.79	$0.12	$0.51	$0.63	$–	$–	$–	$0.01	$11.43	5.93%[1]	$24,862	2.11%[2]	2.11%[2]	1.69%[2]	2.18%[2]	11%
2010	8.06	0.03	2.79	2.82	(0.10)	–	(0.10)	0.01	10.79	35.20	15,369	2.57	2.57	1.69	0.70	32
2009	5.19	0.06	2.93	2.99	(0.12)	–	(0.12)	–	8.06	57.69	6,887	3.21	3.21	1.69	1.11	51
2008	10.14	0.22	(4.95)	(4.73)	(0.23)	–	(0.23)	0.01	5.19	(46.38)	4,044	2.74	2.72	1.69	2.22	88
2007	10.00	0.03	0.10	0.13	(0.00)	–	(0.00)	0.01	10.14	1.44 [1]	9,469	3.03 [2]	2.60 [2]	1.69 [2]	0.28 [2]	47

Royce Global Value Fund – Investment Class[b]
†2011	$14.54	$0.13	$0.46	$0.59	$–	$–	$–	$–	$15.13	4.06%[1]	$363,828	1.41%[2]	1.41%[2]	1.41%[2]	1.83%[2]	12%
2010	11.02	(0.06)	3.68	3.62	(0.10)	–	(0.10)	–	14.54	32.88 [1]	6,626	2.07%[2]	2.07%[2]	1.44 [2]	(0.58)[2]	42

Royce Global Value Fund – Service Class[c]
†2011	$14.56	$0.06	$0.50	$0.56	$–	$–	$–	$–	$15.12	3.58%[1]	$222,856	1.74%[2]	1.74%[2]	1.69%[2]	0.81%[2]	12%
2010	10.79	(0.03)	3.87	3.84	(0.08)	–	(0.08)	0.01	14.56	35.69	141,992	1.84	1.84	1.69	0.01	42
2009	6.70	0.01	4.13	4.14	(0.06)	–	(0.06)	0.01	10.79	61.89	50,946	1.88	1.88	1.69	0.11	71
2008	11.20	0.14	(4.65)	(4.51)	(0.03)	(0.00)	(0.03)	0.04	6.70	(39.92)	31,040	1.91	1.90	1.69	1.64	45
2007	10.00	(0.14)	1.53	1.39	(0.21)	(0.02)	(0.23)	0.04	11.20	14.28 [1]	19,876	2.17 [2]	2.00 [2]	1.69 [2]	(0.23)[2]	54

Royce Global Value Fund – Consultant Class[d]
†2011	$10.00	$(0.00)	$5.10	$5.10	$–	$–	$–	$–	$15.10	(3.58)%[1]	$11,980	3.08%[2]	3.08%[2]	2.44%[2]	(0.03)%[2]	12%

Royce International Smaller-Companies Fund – Service Class[e]
†2011	$12.85	$0.10	$0.35	$0.45	$–	$–	$–	$–	$13.30	3.50%[1]	$21,677	2.17%[2]	2.17%[2]	1.69%[2]	1.57%[2]	21%
2010	10.49	0.03	2.72	2.75	(0.10)	(0.30)	(0.40)	0.01	12.85	26.45	18,297	2.35	2.35	1.69	0.45	55
2009	6.99	(0.02)	3.53	3.51	(0.02)	–	(0.02)	0.01	10.49	50.31	7,871	3.01	3.01	1.69	(0.18)	38
2008	10.00	(0.02)	(2.99)	(3.01)	–	–	–	–	6.99	(30.10)[1]	1,960	6.24 [2]	5.98 [2]	1.69 [2]	(0.43)[2]	1

Royce Global Dividend Value Fund – Service Class[f]
†2011	$10.00	$0.10	$0.13	$0.23	$(0.01)	$–	$(0.01)	$–	$10.22	2.30%[1]	$6,399	5.27%[2]	5.27%[2]	1.69%[2]	2.20%[2]	9%

Royce International Micro-Cap Fund – Service Class[f]
†2011	$10.00	$0.07	$0.09	$0.16	$–	$–	$–	$0.01	$10.17	1.70%[1]	$6,240	4.76%[2]	4.76%[2]	1.69%[2]	1.47%[2]	13%

Royce International Premier Fund – Service Class[f]
†2011	$10.00	$0.07	$0.34	$0.41	$–	$–	$–	$–	$10.41	4.10%[1]	$5,114	4.82%[2]	4.82%[2]	1.69%[2]	1.42%[2]	26%

†	Period ended June 30, 2011 (unaudited).
[a]	The Fund commenced operations on December 29, 2006.
[b]	The Class commenced operations on September 1, 2010.
[c]	The Class commenced operations on December 29, 2006.
[d]	The Class commenced operations on May 2, 2011.
[e]	The Fund commenced operations on July 1, 2008.
[f]	The Fund commenced operations on January 3, 2011.
[1]	Not annualized
[2]	Annualized

42 | The Royce Funds 2011 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund (the “Fund” or “Funds”), are six series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
      At June 30, 2011, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce International Smaller-Companies Fund	13%	Royce International Micro-Cap Fund	23%
Royce Global Dividend Value Fund	12%	Royce International Premier Fund	27%

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.
Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2011. For a detailed breakout of common stocks by country, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce European Smaller-Companies Fund
Common stocks	$–	$23,171,012	$140,090	$23,311,102
Cash equivalents	–	1,168,000	–	1,168,000
Royce Global Value Fund
Common stocks	136,557,080	434,267,214	625,506	571,449,800
Cash equivalents	–	24,505,000	–	24,505,000
Royce International Smaller-Companies Fund
Common stocks	1,130,110	19,559,305	126,936	20,816,351
Cash equivalents	–	832,000	–	832,000

The Royce Funds 2011 Semiannual Report to Shareholders | 43

Notes to Financial Statements (unaudited) (continued)

Valuation of Investments (continued):

	Level 1	Level 2	Level 3	Total
Royce Global Dividend Value Fund
Common stocks	$1,184,866	$4,684,161	$–	$5,869,027
Cash equivalents	–	466,000	–	466,000
Royce International Micro-Cap Fund
Common stocks	363,016	5,206,022	5,427	5,574,465
Cash equivalents	–	599,000	–	599,000
Royce International Premier Fund
Common stocks	306,175	4,328,383	–	4,634,558
Cash equivalents	–	380,000	–	380,000

   Level 3 Reconciliation:

					Realized and
	Balance as of				Unrealized	Balance as of
	12/31/10	Purchases	Transfers In	Sales	Gain (Loss)[1]	6/30/11
Royce European Smaller-Companies Fund
Common stocks	$44,922	$118,538	$–	$–	$(23,370)	$140,090
Royce Global Value Fund
Common stocks	–	–	1,549,635	–	(924,129)	625,506
Royce International Smaller-Companies Fund
Common stocks	102,097	4,031	94,387	–	(73,579)	126,936
Royce International Micro-Cap Fund
Common stocks	–	12,663	–	–	(7,236)	5,427

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Global Dividend Value Fund pays any dividends from net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

44 | The Royce Funds 2011 Semiannual Report to Shareholders

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 13, 2012. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the period ended June 30, 2011.

Capital Share Transactions (in dollars):

	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) from capital share transactions

	Period ended 6/30/11 (unaudited)	Period ended 12/31/10	Period ended 6/30/11 (unaudited)	Period ended 12/31/10	Period ended 6/30/11 (unaudited)	Period ended 12/31/10	Period ended 6/30/11 (unaudited)	Period ended 12/31/10

Royce European Smaller-Companies Fund
Service Class	$11,252,796	$7,242,229	$–	$133,619	$(2,754,316)	$(1,823,997)	$8,498,480	$5,551,851

Royce Global Value Fund
Investment Class	377,985,183	6,075,100	–	24,125	(21,985,801)	(4,966)	355,999,382	6,094,259
Service Class	143,962,483	83,554,835	–	625,530	(68,607,625)	(16,612,180)	75,354,858	67,568,185
Consultant Class	11,982,343		–		(21,209)		11,961,134

Royce International Smaller-Companies Fund
Service Class	6,057,613	10,656,114	–	412,206	(3,291,249)	(3,509,079)	2,766,364	7,559,241

Royce Global Dividend Value Fund
Service Class	6,538,043		5,927		(151,642)		6,392,328

Royce International Micro-Cap Fund
Service Class	6,617,193		–		(299,849)		6,317,344

Royce International Premier Fund
Service Class	5,059,211		–		(31,082)		5,028,129

Capital Share Transactions (in shares):

	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended 6/30/11 (unaudited)	Period ended 12/31/10	Period ended 6/30/11 (unaudited)	Period ended 12/31/10	Period ended 6/30/11 (unaudited)	Period ended 12/31/10	Period ended 6/30/11 (unaudited)	Period ended 12/31/10

Royce European Smaller-Companies Fund
Service Class	998,555	758,743	–	12,689	(247,022)	(202,383)	751,533	569,049

Royce Global Value Fund
Investment Class	25,062,621	454,322	–	1,698	(1,467,481)	(348)	23,595,140	455,672
Service Class	9,616,565	6,453,160	–	43,959	(4,630,161)	(1,461,080)	4,986,404	5,036,039
Consultant Class	794,565		–		(1,365)		793,200

The Royce Funds 2011 Semiannual Report to Shareholders | 45

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares) (continued):

	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended 6/30/11 (unaudited)	Period ended 12/31/10	Period ended 6/30/11 (unaudited)	Period ended 12/31/10	Period ended 6/30/11 (unaudited)	Period ended 12/31/10	Period ended 6/30/11 (unaudited)	Period ended 12/31/10

Royce International Smaller-Companies Fund
Service Class	456,200	948,228	–	32,898	(249,738)	(307,842)	206,462	673,284

Royce Global Dividend Value Fund
Service Class	640,376		583		(14,995)		625,964

Royce International Micro-Cap Fund
Service Class	642,857		–		(29,407)		613,450

Royce International Premier Fund
Service Class	494,443		–		(3,028)		491,415

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2012, is shown below to the extent that it impacted net expenses for the period ended June 30, 2011. See the Prospectus for contractual waiver expiration dates.

		Committed net annual			Period ended
	Annual contractual	operating expense ratio cap[2]			June 30, 2011
	advisory fee as a
	percentage of average	Investment	Service	Consultant	Net advisory	Advisory
	net assets[1]	Class	Class	Class	fees	fees waived
Royce European Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	$82,987	$41,612
Royce Global Value Fund	1.25%	N/A	1.69%	2.44%	2,247,263	–
Royce International Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	77,681	47,971
Royce Global Dividend Value Fund	1.25%	N/A	1.69%	N/A	–	20,191
Royce International Micro-Cap Fund	1.30%	N/A	1.69%	N/A	–	22,273
Royce International Premier Fund	1.25%	N/A	1.69%	N/A	–	18,762

[1]
From a base annual rate of 1.25% (1.30% for Royce International Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion -.05% per annum; more than $4 billion to $6 billion -.10% per annum; over $6 billion -.15% per annum.

[2]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended June 30, 2011

	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce European Smaller-Companies Fund – Service Class	0.25%	$24,920	$–
Royce Global Value Fund – Service Class	0.25%	208,785	52,196
Royce Global Value Fund – Consultant Class	1.00%	9,393	–
Royce International Smaller-Companies Fund – Service Class	0.25%	25,130	–
Royce Global Dividend Value Fund – Service Class	0.25%	–	4,038
Royce International Micro-Cap Fund – Service Class	0.25%	–	4,283
Royce International Premier Fund – Service Class	0.25%	–	3,752

Purchases and Sales of Investment Securities:
     For the period ended June 30, 2011, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales		Purchases	Sales
Royce European Smaller-Companies Fund	$10,891,016	$2,104,422	Royce Global Dividend Value Fund	$6,156,761	$263,599
Royce Global Value Fund	475,978,397	41,815,192	Royce International Micro-Cap Fund	6,072,246	392,148
Royce International Smaller-Companies Fund	7,837,713	4,169,128	Royce International Premier Fund	5,290,544	720,741

46 | The Royce Funds 2011 Semiannual Report to Shareholders

Class Specific Expenses:
     Class specific expenses, for Funds with multiple classes, were as follows for the period ended June 30, 2011:

					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Global Value Fund – Investment Class	$–	$22,415	$4,007	$37,279	$(7)	$63,694	$–
Royce Global Value Fund – Service Class	208,785	118,741	25,362	28,006	(259)	380,635	–
Royce Global Value Fund – Consultant Class	9,393	3,013	1,027	3,545	–	16,978	5,994
	218,178	144,169	30,396	68,830	(266)		5,994

Tax Information:
     At June 30, 2011, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce European Smaller-Companies Fund	$21,255,505	$3,223,597	$3,829,460	$605,863
Royce Global Value Fund	572,197,067	23,757,733	42,809,149	19,051,416
Royce International Smaller-Companies Fund	18,686,074	2,962,277	3,647,600	685,323
Royce Global Dividend Value Fund	6,362,307	(27,280)	210,912	238,192
Royce International Micro-Cap Fund	6,285,281	(111,816)	175,451	287,267
Royce International Premier Fund	4,981,503	33,055	182,564	149,509

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

The Royce Funds 2011 Semiannual Report to Shareholders | 47

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2011, and held for the entire six-month period ended June 30, 2011. Service and Consultant Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2011, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/11	6/30/11	Period [1]	1/1/11	6/30/11	Period [1]	Ratio [2]
Investment Class

Royce Global Value Fund	$1,000.00	$1,040.58	$7.13	$1,000.00	$1,017.80	$7.05	1.41%

Service Class

Royce European Smaller-Companies Fund	1,000.00	1,059.31	8.63	1,000.00	1,016.41	8.45	1.69
Royce Global Value Fund	1,000.00	1,038.46	8.54	1,000.00	1,016.41	8.45	1.69
Royce International Smaller-Companies Fund	1,000.00	1,035.02	8.53	1,000.00	1,016.41	8.45	1.69
Royce Global Dividend Value Fund	1,000.00	1,023.01	8.34	1,000.00	1,016.14	8.31	1.69
Royce International Micro-Cap Fund	1,000.00	1,017.00	8.31	1,000.00	1,016.14	8.31	1.69
Royce International Premier Fund	1,000.00	1,041.00	8.41	1,000.00	1,016.14	8.31	1.69

Consultant Class

Royce Global Value Fund	1,000.00	964.24	3.87	1,000.00	1,004.14	3.95	2.44
[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period for all funds existing for the full half-year period; Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund multiplied by 178 days; Royce Global Value Fund-Consultant Class multiplied by 59 days).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

48 | The Royce Funds 2011 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee[1]
Age: 56 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc.; Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 62 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 73 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 69 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 65 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 59 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 49 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 44 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 51 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2011 Semiannual Report to Shareholders | 49

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2011, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2011 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
     All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic smallcap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Micro-cap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Europe Small Cap Index is an index of European small-cap stocks. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI Europe Small Core Index represents the small-cap segment within the developed equity markets in Europe. The MSCI World Small Core Index represents the small-cap segment in the world’s developed equity markets. The MSCI World ex USA Small Core represents these markets excluding the United States. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments and MSCI. Royce has not independently verified the above described information.
     The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Royce European Smaller-Companies, Global Value, International Smaller-Companies, Global Dividend Value, International Micro-Cap and International Premier Funds may invest a significant portion of their assets in foreign companies which may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

• the Funds’ future operating results,
• the prospects of the Funds’ portfolio companies,
• the impact of investments that the Funds have made or may make,
• the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
• the ability of the Funds’ portfolio companies to achieve their objectives.
     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

50 | The Royce Funds 2011 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements

At meetings held on June 1-2, 2011, The Royce Fund’s (the “Trust”) Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund relating to each of Royce Global Value Fund, Royce European Smaller-Companies Fund and Royce International Smaller-Companies Fund (the “Funds”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category,” information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the noninterested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions, payments made to R&A or its affiliates relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:
     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of The Royce Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing The Royce Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing other funds in the Trust to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds in the Trust and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008.

The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. Royce Global Value Fund (“RGV”) and Royce European Smaller-Companies Fund (“RES”) fell within the first and second quartiles, respectively, in the their Morningstar categories for the three-year period ended December 31, 2010 (each of RGV and RIS have less than five years of operating history). Since Royce International Smaller-Companies Fund (“RIS”) has a limited operating history, the Board placed less emphasis on its performance but noted that, with respect to its risk-adjusted performance and absolute total return for the one-year period ended December 31, 2010 it was within the first quartile in its Morningstar category and that its standard deviation for the same period was within the first quartile within is category.
     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming their benchmarks and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing mid-cap, small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each of the Funds’ performance supported the renewal of its Investment Advisory Agreement.
     Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees noted that at times R&A had closed certain other Funds in the Trust to new investors because of the rate of growth in such Funds’ assets. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the

The Royce Funds 2011 Semiannual Report to Shareholders | 51

Board Approval of Investment Advisory Agreements (continued)

time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees noted that there are breakpoints in the investment advisory fees for the Funds. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The net expense ratios for RES fell in the middle quintile among its peers. It was noted that most of RGV’s peers are in the large-cap style boxes per the Morningstar data. The trustees took into consideration that the level of work necessary to invest in small-cap international securities is significantly greater than that necessary to invest in larger-cap securities, noting that the 34 basis point differential in management fee from the category median was appropriate given RGV’s true small-cap orientation. RIS’s peers also had higher average market caps. It was noted that the 25 basis point differential in the management fee from the category median was also appropriate for RIS given its true small-cap orientation.
     The trustees noted that R&A has waived advisory fees in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each of the Fund’s advisory fees compared favorably to these other accounts. The entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Board of Trustees of The Royce Fund (the “Trust”), including a majority of the Trustees who are not parties to the Investment Advisory Agreements of Royce International Micro-Cap Fund, Royce International Premier Fund and Royce Global Dividend Value Fund (the “Funds”), or interested persons of any such party (“Independent Trustees”), have responsibility under the Investment Company Act of 1940 to approve each Fund’s proposed Investment Advisory Agreement for its initial term and its continuation annually thereafter at meetings of the Board called for the purpose of voting on such approvals. The Investment Advisory Agreements for the Funds were discussed at a meeting held on September 22-23, 2010 and were unanimously approved at such meeting for their initial term by the Board of Trustees, including the Independent Trustees.
     In considering whether to approve the Funds’ Investment Advisory Agreements, the Board considered the materials previously provided by Royce & Associates, LLC (“R&A”) at this meeting and other meetings during the last year, which included, among other things, fee information for funds with profiles similar to those of the Funds, prepared by R&A using data provided by Morningstar Associates, LLC (“Morningstar”), information regarding the past performance of funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by counsel to Independent Trustees. The Board also met with investment advisory personnel from R&A. The Board considered factors relating to both the selection of the investment adviser and the approval of the advisory fees when reviewing the proposed Investment Advisory Agreements. In particular, the Board considered the following:

(i)
The nature, extent and quality of services to be provided by R&A. The Independent Trustees reviewed the services that R&A would provide to the Funds, including, but not limited to, generally managing the Funds’ investments in accordance with the stated policies of each Fund. The Independent Trustees also discussed with officers of R&A and Charles M. Royce, the amount of time R&A would dedicate to each Fund. Additionally, the Independent Trustees considered the services provided by R&A to the other funds in the Trust.

The Independent Trustees determined that the services proposed for each Fund by R&A would be similar to those being provided to the other funds in the Trust. They also took into consideration the favorable history, reputation and background of Mr. Royce and David Nadel, who will serve as portfolio managers for the Funds, finding that these would likely have an impact on the success of the Funds. Lastly, the Independent Trustees noted R&A’s ability to attract quality and experienced personnel. The Independent Trustees concluded that the proposed services of R&A to each Fund compared favorably to services provided by R&A for other funds in the Trust and other R&A client accounts in both nature and quality. The Independent Trustees concluded that the scope of services provided by R&A would be suitable for each Fund.

(ii)
Investment performance of each Fund and R&A: Because each Fund was just being formed, the Independent Trustees did not consider the investment performance of each Fund. The Independent Trustees reviewed R&A’s performance for other funds in the Trust. The Independent Trustees recognized that past performance is not an indicator of future performance, but found that R&A had the necessary expertise to manage each Fund. The Independent Trustees determined that R&A would be an appropriate investment adviser for each Fund.

(iii)
Cost of the services to be provided and profits to be realized by R&A from the relationship with each Fund: The Independent Trustees considered the anticipated cost of the services to be provided by R&A. Under the Investment Advisory Agreements, Royce International Micro-Cap Fund would pay R&A 1.30% per annum of the first $2 billion of the Fund’s average net assets, 1.25% per annum of the next $2 billion of the Fund’s average net assets, 1.20% per annum of the next $2 billion of the Fund’s average net assets and 1.15% per annum of the Fund’s average net assets in excess of $6 billion and that Royce International Premier and Global Dividend Value Funds would pay 1.25% per annum of the first $2 billion of the Fund’s average net assets, 1.20% per annum of the next $2 billion of the Fund’s average net assets, 1.15% per annum of the next $2 billion of the Fund’s average net assets and 1.10% per annum of the Fund’s average net assets in excess of $6 billion It was further noted that R&A had agreed to cap the expenses of each Fund at 1.69% of its average net assets for the first three years of operation.

52 | The Royce Funds 2011 Semiannual Report to Shareholders

In reviewing the proposed investment advisory fees for each Fund, the Independent Trustees considered the advisory fees of other similar funds, as provided by Morningstar. The Independent Trustees noted that the proposed investment advisory fees were higher than the median of similar funds in the Morningstar materials. The Independent Trustees further noted that providing investment advisory services to each Fund that will invest a significant portion of its portfolio in small-cap securities is expected to be considerably more labor intensive and time consuming than providing investment advisory services to funds that invest primarily in larger capitalization securities. The Independent Trustees did not consider the profitability of each Fund since the Funds were recently formed and had no operating history.

(iv)
The extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale: The Independent Trustees noted that R&A did not currently expect any of the Funds to grow to a size that would allow any of the Funds to experience significant economies of scale. However, it was noted that breakpoints would be in place to capture economies of scale as assets grow.

(v)
Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Independent Trustees compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in smaller-cap securities.

     No single factor was determinative to the decision of the Board. Rather, after weighing all of the factors discussed above, the Board, including the Independent Trustees, unanimously determined to approve each Fund’s Investment Advisory Agreement.

The Royce Funds 2011 Semiannual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $41 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $153 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.
(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

 (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/Charles M. Royce	BY: /s/ John D. Diederich
	Charles M. Royce	John D. Diederich
	President	Chief Financial Officer

Date: August 22, 2011		Date: August 22, 2011